December 28, 2018 BMO Funds
BMO Funds
Prospectus
Equity Funds
International and Global Funds
Alternative Funds
Fixed Income Funds
Money Market Funds
Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.
As with all mutual funds, the Securities and Exchange Commission (SEC) and Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Notification of electronic delivery of shareholder materials
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your broker/dealer, investment professional, or financial institution. Instead, the reports will be made available online at bmofunds.com/documents, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call the Funds toll-free at 1-800-236-FUND (3863) or send an email request to bmofundsus.services@bmo.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

	Investor Class (Class Y)	Institutional Class (Class I)	Advisor Class (Class A)	Retirement Class (Class R6)	Premier Class
Equity Funds
BMO Low Volatility Equity Fund	—	MLVEX	BLVAX	—	—
BMO Dividend Income Fund	—	MDIVX	BADIX	—	—
BMO Large-Cap Value Fund	—	MLVIX	BALVX	BLCRX	—
BMO Large-Cap Growth Fund	MASTX	MLCIX	BALGX	BLGRX	—
BMO Mid-Cap Value Fund	—	MRVIX	BAMCX	BMVGX	—
BMO Mid-Cap Growth Fund	—	MRMIX	BGMAX	BMGGX	—
BMO Small-Cap Value Fund	—	MRSNX	BACVX	BSVGX	—
BMO Small-Cap Core Fund	—	BSCNX	BCCAX	—	—
BMO Small-Cap Growth Fund	—	MSGIX	BSLAX	—	—
International and Global Funds
BMO Global Low Volatility Equity Fund	—	BGLBX	BAEGX	—	—
BMO Disciplined International Equity Fund	—	BDIQX	BDAQX	— (1)	—
BMO Pyrford International Stock Fund	—	MISNX	BPIAX	BISGX	—
BMO LGM Emerging Markets Equity Fund	—	MIEMX	BAEMX	—	—
Alternative Funds
BMO Alternative Strategies Fund	—	BMASX	BMATX	—	—
BMO Global Long/Short Equity Fund	—	BGIQX	BGAQX	— (1)	—
Fixed Income Funds
BMO Ultra Short Tax-Free Fund	—	MUISX	BAUSX	—	—
BMO Short Tax-Free Fund	—	MTFIX	BASFX	—	—
BMO Short-Term Income Fund	—	MSIFX	BTMAX	—	—
BMO Intermediate Tax-Free Fund	MITFX	MIITX	BITAX	—	—
BMO Strategic Income Fund	MRGIX	MGIIX	BMTAX	—	—
BMO TCH Corporate Income Fund	MCIYX	MCIIX	BATIX	—	—
BMO TCH Core Plus Bond Fund	MCYBX	MCBIX	BATCX	—	—
BMO High Yield Bond Fund	—	MHBNX	BMHAX	—	—
Money Market Funds
BMO Government Money Market Fund	MGYXX	—	—	—	MGNXX
BMO Tax-Free Money Market Fund	MTFXX	—	—	—	MFIXX
BMO Prime Money Market Fund	MARXX	—	—	—	MAIXX
BMO Institutional Prime Money Market Fund	BYFXX	—	—	—	BPFXX
(1)	Not yet offered for sale.

Fund Summary
BMO Low Volatility Equity Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.28%	0.28%
Total Annual Fund Operating Expenses	0.78%	1.03%
Fee Waiver and Expense Reimbursement(2)	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.65%	0.90%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 66	$ 587
3 Years	$236	$ 799
5 Years	$420	$1,028
10 Years	$954	$1,685
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Index. The largest company by market capitalization in the Russell 1000® Index was approximately $1.1 trillion as of October 31, 2018 and the median market capitalization of companies in the Index as of the same date was approximately $9.9 billion. The Fund may at times focus its investments in one or more sectors.
The Fund invests in stocks that exhibit less volatile stock price patterns when compared to stocks in the Russell 1000® Index. The Adviser selects low volatility, undervalued stocks using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. The Adviser’s investment process begins by using tools to rank stocks based on expected risk and expected return and construct preliminary portfolios with the use of fundamental factors. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus

Equity Funds	1

BMO Low Volatility Equity Fund (cont.)

on stock risk and company fundamentals through both quantitative and qualitative analysis to balance risk management with return generation. This strategy seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the Russell 1000® Index.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Management Risks. The Adviser’s judgments about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, the Adviser’s strategy may limit the Fund’s gains in rising markets.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2013-2017)

2	Equity Funds

BMO Low Volatility Equity Fund (cont.)

The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 8.14%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2013	13.46%
Worst quarter	9/30/2015	(3.32)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 9/28/2012)
Return Before Taxes	12.99%	13.38%	12.27%
Return After Taxes on Distributions	11.72%	11.97%	10.95%
Return After Taxes on Distributions and Sale of Fund Shares	8.10%	10.31%	9.44%
Russell 1000® (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	14.93%
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.06%	13.99%	13.56%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	7.02%	8.07%
Russell 1000® (reflects no deduction for fees, expenses or taxes)	21.69%	11.83%
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.06%	9.56%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 1000® Index (Russell 1000®) measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.
The Lipper Large-Cap Value Funds Index (LLCVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David A. Corris, Jason C. Hans, Jay Kaufman, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, Head of Disciplined Equities and a Managing Director of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since its inception in 2012. Mr. Kaufman, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since December 2015. Dr. Ramos, Managing Director, Active Equities of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2012.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its

Equity Funds	3

BMO Low Volatility Equity Fund (cont.)

related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Equity Funds

BMO Dividend Income Fund

Investment Objective:
To provide capital appreciation and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	0.79%	1.04%
Fee Waiver and Expense Reimbursement(2)	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.65%	0.90%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 66	$ 587
3 Years	$238	$ 801
5 Years	$425	$1,032
10 Years	$965	$1,695
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its net assets primarily in dividend paying common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Value Index. The largest company by market capitalization in the Russell 1000® Value Index was approximately $820.6 billion as of October 31, 2018 and the median market capitalization of companies in the Index as of the same period was $9.3 billion. The Fund may at times focus its investments in one or more sectors.
To provide both capital appreciation and current income, the Adviser selects stocks using a unique, value-oriented approach, focusing on companies with dividend yields in excess of 1%, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are

EQUITY Funds	5

BMO Dividend Income Fund (cont.)

subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Income Risks. The Fund can distribute to shareholders only what it earns. Therefore, if the amount of interest and/or dividends the Fund receives from its investments declines, the amount of dividends shareholders receive from the Fund also will decline. In addition, depending upon market conditions, an income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2012-2017)

6	EQUITY Funds

BMO Dividend Income Fund (cont.)

The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 7.80%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2013	11.52%
Worst quarter	9/30/2015	(7.39)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 12/29/2011)
Return Before Taxes	21.90%	14.76%	14.18%
Return After Taxes on Distributions	17.65%	12.50%	12.23%
Return After Taxes on Distributions and Sale of Fund Shares	14.79%	11.40%	11.12%
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	14.52%
LEIFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.43%	12.98%	13.00%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	15.56%	9.74%
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	13.66%	9.54%
LEIFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.43%	9.18%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 1000® Value Index (Russell 1000® Value) measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
The Lipper Equity Income Funds Index (LEIFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Kenneth Conrad, Ph.D., and Casey J. Sambs have co-managed the Fund since April 2013. Dr. Conrad, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008. Mr. Sambs, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2001.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	7

BMO Large-Cap Value Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.26%	0.25%	0.07%
Total Annual Fund Operating Expenses	0.61%	0.85%	0.42%
Fee Waiver and Expense Reimbursement(3)	(0.07)%	(0.06)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.54%	0.79%	0.39%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees have been restated to reflect current fees.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.54% for Class I, 0.79% for Class A, and 0.39% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of
Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 55	$ 577	$ 40
3 Years	$188	$ 752	$132
5 Years	$333	$ 942	$232
10 Years	$755	$1,491	$527
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Value Index. The largest company by market capitalization in the Russell 1000® Value Index was approximately $820.6 billion as of October 31, 2018 and the median market capitalization of companies in the Index as of the same period was $9.3 billion. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique, value-oriented approach focusing on high quality companies with long-term capital appreciation potential that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued

8	EQUITY Funds

BMO Large-Cap Value Fund (cont.)

relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2009-2017)

EQUITY Funds	9

BMO Large-Cap Value Fund (cont.)

The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 2.69%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	15.92%
Worst quarter	9/30/2011	(17.26)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 1/31/2008)
Return Before Taxes	20.32%	14.90%	7.60%
Return After Taxes on Distributions	17.27%	12.46%	6.33%
Return After Taxes on Distributions and Sale of Fund Shares	13.37%	11.44%	5.89%
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	7.61%
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.06%	13.99%	7.47%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	14.00%	8.48%
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	13.66%	9.54%
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.06%	9.56%

	1 Year	Since Inception
Class R6 (Inception 12/28/2015)
Return Before Taxes	20.49%	15.48%
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	13.66%	15.18%
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.06%	15.81%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 1000® Value Index (Russell 1000® Value) measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
The Lipper Large-Cap Value Funds Index (LLCVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, Head of Disciplined Equities and a Managing Director of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since February 2012. Dr. Ramos, Managing Director, Active Equities of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since February 2012.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds - U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan. You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

10	EQUITY Funds

BMO Large-Cap Value Fund (cont.)

BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	11

BMO Large-Cap Growth Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.35%	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	None	None	0.25%	None
Other Expenses	0.50%	0.25%	0.25%	0.07%
Total Annual Fund Operating Expenses	0.85%	0.60%	0.85%	0.42%
Fee Waiver and Expense Reimbursement(3)	(0.06)%	(0.06)%	(0.06)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.79%	0.54%	0.79%	0.39%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees have been restated to reflect current fees.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.79% for Class Y, 0.54% for
Class I, 0.79% for Class A, and 0.39% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class A	Class R6
1 Year	$ 81	$ 55	$ 577	$ 40
3 Years	$ 265	$186	$ 752	$132
5 Years	$ 465	$329	$ 942	$232
10 Years	$1,043	$744	$1,491	$527
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Growth Index. The largest company by market capitalization in the Russell 1000® Growth Index was approximately $1.1 trillion as of October 31, 2018 and the median market capitalization of companies in the Index as of the same period was $11.7 billion. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique, growth-oriented approach, focusing on high quality companies with sustainable earnings growth that are available at reasonable prices, which

12	EQUITY Funds

BMO Large-Cap Growth Fund (cont.)

combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class Y—Annual Total Returns (calendar years 2008-2017)

EQUITY Funds	13

BMO Large-Cap Growth Fund (cont.)

The return for the Class Y shares of the Fund from January 1, 2018 through September 30, 2018 was 17.00%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	15.99%
Worst quarter	12/31/2008	(22.17)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class Y (Inception 11/20/1992)
Return Before Taxes	27.96%	17.57%	9.29%
Return After Taxes on Distributions	26.07%	14.41%	7.68%
Return After Taxes on Distributions and Sale of Fund Shares	17.00%	13.19%	7.11%
Russell 1000® Growth (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	10.00%
LLCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	31.85%	15.90%	8.20%

	1 Year	5 Years	Since Inception
Class I (Inception 1/31/2008)
Return Before Taxes	28.34%	17.87%	10.88%
Russell 1000® Growth (reflects no deduction for fees, expenses or taxes)	30.21%	17.33%	11.00%
LLCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	31.85%	15.90%	9.25%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	21.58%	12.89%
Russell 1000® Growth (reflects deduction of fees and no deduction for sales charges or taxes)	30.21%	14.11%
LLCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	31.85%	12.39%

	1 Year	Since Inception
Class R6 (Inception 12/28/2015)
Return Before Taxes	28.56%	17.88%
Russell 1000® Growth (reflects deduction of fees and no deduction for sales charges or taxes)	30.21%	17.68%
LLCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	31.85%	14.78%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y and after-tax returns for Class I, Class A, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 1000® Growth Index (Russell 1000® Growth) measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.
The Lipper Large-Cap Growth Funds Index (LLCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, Head of Disciplined Equities and a Managing Director of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since February 2012. Dr. Ramos, Managing Director, Active Equities of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since February 2012.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds - U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan. You may sell (redeem) your Class Y, Class A, or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the

14	EQUITY Funds

BMO Large-Cap Growth Fund (cont.)

dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	15

BMO Mid-Cap Value Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.31%	0.31%	0.14%
Total Annual Fund Operating Expenses	1.00%	1.25%	0.83%
Fee Waiver and Expense Reimbursement(2)	(0.01)%	(0.01)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.99%	1.24%	0.83%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.99% for Class I, 1.24% for Class A, and 0.84% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 101	$ 620	$ 85
3 Years	$ 317	$ 876	$ 265
5 Years	$ 551	$1,151	$ 460
10 Years	$1,224	$1,935	$1,025
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in value-oriented common stocks of medium-sized U.S. companies similar in size, at the time of purchase, to those within the Russell Midcap® Value Index. The largest company by market capitalization in the Russell Midcap® Value Index was approximately $34.5 billion as of October 31, 2018 and the median market capitalization of companies in the Index as of the same period was $7.3 billion. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique, value-oriented approach focusing on high quality companies with long-term capital appreciation potential that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a

16	EQUITY Funds

BMO Mid-Cap Value Fund (cont.)

result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.

EQUITY Funds	17

BMO Mid-Cap Value Fund (cont.)

Class I—Annual Total Returns (calendar years 2009-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was (0.40)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	21.90%
Worst quarter	9/30/2011	(20.57)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 1/31/2008)
Return Before Taxes	14.70%	14.52%	9.41%
Return After Taxes on Distributions	12.97%	10.52%	7.22%
Return After Taxes on Distributions and Sale of Fund Shares	8.97%	10.75%	7.20%
RMCVI (reflects no deduction for fees, expenses or taxes)	13.34%	14.68%	9.70%
LMCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	12.26%	13.42%	8.73%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	8.74%	7.48%
Class R6 (Inception 5/27/2014)
Return Before Taxes	14.82%	9.43%
RMCVI (reflects no deduction for fees, expenses or taxes)	13.34%	9.61%
LMCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	12.26%	8.01%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell Midcap® Value Index (RMCVI) measures the performance of those companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. Those companies also are included in the Russell 1000® Value Index.
The Lipper Mid-Cap Value Funds Index (LMCVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David Corris and Thomas Lettenberger have co-managed the Fund since October 2016. Mr. Corris, Head of Disciplined Equities and a Managing Director of the Adviser, joined the Adviser in 2008. Mr. Lettenberger, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds - U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at

18	EQUITY Funds

BMO Mid-Cap Value Fund (cont.)

least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	19

BMO Mid-Cap Growth Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.37%	0.37%	0.19%
Total Annual Fund Operating Expenses	1.06%	1.31%	0.88%
Fee Waiver and Expense Reimbursement(2)	(0.07)%	(0.07)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.99%	1.24%	0.84%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.99% for Class I, 1.24% for Class A, and 0.84% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 101	$ 620	$ 86
3 Years	$ 330	$ 888	$ 277
5 Years	$ 578	$1,176	$ 484
10 Years	$1,288	$1,994	$1,081
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in growth-oriented common stocks of medium-sized U.S. companies similar in size, at the time of purchase, to those within the Russell Midcap® Growth Index. The largest company by market capitalization in the Russell Midcap® Growth Index was approximately $37.5 billion as of October 31, 2018 and the median market capitalization of companies in the Index as of the same period was $8.2 billion. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique, growth-oriented approach focusing on high quality companies with sustainable earnings growth that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the

20	EQUITY Funds

BMO Mid-Cap Growth Fund (cont.)

Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.

EQUITY Funds	21

BMO Mid-Cap Growth Fund (cont.)

Class I—Annual Total Returns (calendar years 2009-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 16.01%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2010	17.30%
Worst quarter	9/30/2011	(21.89)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 1/31/2008)
Return Before Taxes	27.30%	10.68%	8.41%
Return After Taxes on Distributions	24.94%	6.64%	6.21%
Return After Taxes on Distributions and Sale of Fund Shares	16.30%	7.46%	6.32%
RMCGI (reflects no deduction for fees, expenses or taxes)	25.27%	15.30%	10.10%
LMCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	25.90%	14.31%	8.84%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	20.63%	5.17%
Class R6 (Inception 5/27/2014)
Return Before Taxes	27.50%	7.11%
RMCGI (reflects no deduction for fees, expenses or taxes)	25.27%	11.09%
LMCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	25.90%	10.31%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell Midcap® Growth Index (RMCGI) measures the performance of those companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Those companies also are included in the Russell 1000® Growth Index.
The Lipper Mid-Cap Growth Funds Index (LMCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David Corris and Thomas Lettenberger have co-managed the Fund since October 2016. Mr. Corris, Head of Disciplined Equities and a Managing Director of the Adviser, joined the Adviser in 2008. Mr. Lettenberger, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds - U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at

22	EQUITY Funds

BMO Mid-Cap Growth Fund (cont.)

least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	23

BMO Small-Cap Value Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.47%	0.47%	0.28%
Total Annual Fund Operating Expenses	1.16%	1.41%	0.97%
Fee Waiver and Expense Reimbursement(2)	(0.17)%	(0.17)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.99%	1.24%	0.84%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.99% for Class I, 1.24% for Class A, and 0.84% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 101	$ 620	$ 86
3 Years	$ 352	$ 908	$ 296
5 Years	$ 622	$1,217	$ 524
10 Years	$1,394	$2,092	$1,178
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in value-oriented common stocks of small-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 2000® Value Index. The largest company by market capitalization in the Russell 2000® Value Index was approximately $5.4 billion as of October 31, 2018 and the median market capitalization of companies in the Index as of the same period was $724 million. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique, value-oriented approach focusing on high quality companies with long-term capital appreciation potential that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a

24	EQUITY Funds

BMO Small-Cap Value Fund (cont.)

result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.

EQUITY Funds	25

BMO Small-Cap Value Fund (cont.)

Class I—Annual Total Returns (calendar years 2012-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 4.53%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2013	13.96%
Worst quarter	9/30/2015	(10.65)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 2/28/2011)
Return Before Taxes	9.25%	12.65%	11.47%
Return After Taxes on Distributions	6.39%	10.13%	9.58%
Return After Taxes on Distributions and Sale of Fund Shares	5.93%	9.26%	8.68%
Russell 2000® Value (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	10.31%
LSCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	9.69%	12.51%	9.63%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	3.43%	6.01%
Class R6 (Inception 5/27/2014)
Return Before Taxes	9.36%	8.00%
Russell 2000® Value (reflects no deduction for fees, expenses or taxes)	7.84%	9.09%
LSCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	9.69%	7.98%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 2000® Value Index (Russell 2000® Value) is a market-weighted, value-oriented index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.
The Lipper Small-Cap Value Funds Index (LSCVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David Corris and Thomas Lettenberger have co-managed the Fund since October 2016. Mr. Corris, Head of Disciplined Equities and a Managing Director of the Adviser, joined the Adviser in 2008. Mr. Lettenberger, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds - U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at

26	EQUITY Funds

BMO Small-Cap Value Fund (cont.)

least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	27

BMO Small-Cap Core Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.72%	0.72%
Total Annual Fund Operating Expenses	1.37%	1.62%
Fee Waiver and Expense Reimbursement(2)	(0.47)%	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.90%	1.15%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class I and 1.15% for Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 92	$ 611
3 Years	$ 388	$ 942
5 Years	$ 705	$1,295
10 Years	$1,605	$2,288
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of small-cap U.S. companies similar in size to those within the Russell 2000® Index. These small-cap companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 2000® Index. The largest company by market capitalization in the Russell 2000® Index was approximately $6.3 billion as of October 31, 2018, and the median market capitalization of companies in the Index as of the same period was $821 million. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics within the small-cap universe. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary

28	EQUITY Funds

BMO Small-Cap Core Fund (cont.)

portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Core Style Investing Risks. The returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.
Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.

EQUITY Funds	29

BMO Small-Cap Core Fund (cont.)

Class I—Annual Total Returns (calendar years 2014-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 7.11%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	12/31/2016	12.55%
Worst quarter	9/30/2015	(10.26)%
Average Annual Total Returns through 12/31/17
	1 Year	Since Inception
Class I (Inception 12/27/2013)
Return Before Taxes	13.57%	10.94%
Return After Taxes on Distributions	11.68%	10.28%
Return After Taxes on Distributions and Sale of Fund Shares	8.59%	8.48%
Russell 2000® (reflects no deduction for fees, expenses or taxes)	14.65%	8.72%
LSCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	13.95%	8.66%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	7.68%	10.13%
Russell 2000® (reflects no deduction for fees, expenses or taxes)	14.65%	10.13%
LSCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	13.95%	9.70%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 2000® Index (Russell 2000®) measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
The Lipper Small-Cap Core Funds Index (LSCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David A. Corris and Thomas Lettenberger have co-managed the Fund since its inception in 2013. Mr. Corris, Head of Disciplined Equities and a Managing Director of the Adviser, joined the Adviser in 2008. Mr. Lettenberger, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

30	EQUITY Funds

BMO Small-Cap Core Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY Funds	31

BMO Small-Cap Growth Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.33%	0.34%
Total Annual Fund Operating Expenses	1.02%	1.28%
Fee Waiver and Expense Reimbursement(2)	(0.03)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.99%	1.24%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.99% for Class I and 1.24% for Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 101	$ 620
3 Years	$ 322	$ 882
5 Years	$ 560	$1,163
10 Years	$1,245	$1,965
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in growth-oriented common stocks of small-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 2000® Growth Index. The largest company by market capitalization in the Russell 2000® Growth Index was approximately $6.3 billion as of October 31, 2018 and the median market capitalization of companies in the Index as of the same period was $888 million. The Fund may at times focus its investments in one or more sectors.
The Adviser selects stocks using a unique, growth-oriented approach focusing on high quality companies with sustainable earnings growth that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the Adviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the Adviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on

32	EQUITY Funds

BMO Small-Cap Growth Fund (cont.)

company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2009-2017)

EQUITY Funds	33

BMO Small-Cap Growth Fund (cont.)

The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 18.29%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	12/31/2011	19.83%
Worst quarter	9/30/2011	(23.91)%
Average Annual Total Returns through 12/31/17(1)
	1 Year	5 Years	Since Inception
Class I (Inception 1/31/2008)
Return Before Taxes	20.47%	11.11%	9.15%
Return After Taxes on Distributions	17.53%	8.16%	7.47%
Return After Taxes on Distributions and Sale of Fund Shares	13.91%	8.04%	7.11%
Russell 2000® Growth (reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	10.34%
LSCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	24.77%	13.92%	9.04%
(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares is expected to be lower than Class I shares because Class A shares do charge a front-end sales charge and have higher Total Annual Fund Operating Expenses.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 2000® Growth Index (Russell 2000® Growth) measures the performance of those companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.
The Lipper Small-Cap Growth Funds Index (LSCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. David Corris and Thomas Lettenberger have co-managed the Fund since October 2016. Mr. Corris, Head of Disciplined Equities and a Managing Director of the
Adviser, joined the Adviser in 2008. Mr. Lettenberger, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

34	EQUITY Funds

BMO Global Low Volatility Equity Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.54%	0.56%
Total Annual Fund Operating Expenses	1.19%	1.46%
Fee Waiver and Expense Reimbursement(2)	(0.34)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.85%	1.10%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.85% for Class I and 1.10% for Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 87	$ 607
3 Years	$ 344	$ 905
5 Years	$ 622	$1,225
10 Years	$1,413	$2,130
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in equity securities of companies located in the countries included, at the time of purchase, in the MSCI All Country World Index, which includes 23 developed and 24 emerging market countries as of October 31, 2018. The Fund normally invests at least 40% of its net assets in securities located outside the United States and is diversified among at least three countries. The Fund may invest in companies across all market capitalizations and may at times focus its investments in one or more sectors.
The Fund invests in stocks that exhibit less volatile stock price patterns when compared to stocks in the MSCI All Country World Index. The Adviser selects low volatility, undervalued stocks using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. The Adviser’s investment process begins by using tools to rank stocks based on expected risk and expected return, and construct preliminary portfolios with the use of

International and Global Funds	35

BMO Global Low Volatility Equity Fund (cont.)

fundamental factors. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on stock risk and company fundamentals through both quantitative and qualitative analysis to balance risk management with return generation. This strategy seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the MSCI All Country World Index.
In determining where a company is located, the Adviser relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies located in countries included in the MSCI All Country World Index, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this Index.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Management Risks. The Adviser’s judgments about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, the Adviser’s strategy may limit the Fund’s gains in rising markets.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder

36	International and Global Funds

BMO Global Low Volatility Equity Fund (cont.)

redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2014-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 3.69%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	12/31/2017	5.87%
Worst quarter	9/30/2015	(5.08)%
Average Annual Total Returns through 12/31/17
	1 Year	Since Inception
Class I (Inception 9/30/2013)
Return Before Taxes	17.76%	9.45%
Return After Taxes on Distributions	16.56%	8.87%
Return After Taxes on Distributions and Sale of Fund Shares	10.67%	7.30%
MSCI All Country World (reflects no deduction for fees, expenses or taxes)	23.97%	9.30%
LGMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	22.55%	9.17%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	11.61%	6.19%
	1 Year	Since Inception
MSCI All Country World (reflects no deduction for fees, expenses or taxes)	23.97%	7.78%
LGMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	22.55%	7.77%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The MSCI All Country World Index (MSCI All Country World) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets.
The Lipper Global Multi-Cap Core Funds Index (LGMCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt co-manage the Fund. Mr. Kaufman, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since December 2013. Dr. Ramos, Managing Director, Active Equities of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2013. Mr. Rosenblatt, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2012 and has co-managed the Fund since December 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).

International and Global Funds	37

BMO Global Low Volatility Equity Fund (cont.)

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38	International and Global Funds

BMO Disciplined International Equity Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses(2)	0.43%	0.42%	0.27%
Total Annual Fund Operating Expenses	1.03%	1.27%	0.87%
Fee Waiver and Expense Reimbursement(3)	(0.13)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.90%	1.15%	0.75%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Other Expenses for the Class R6 shares are based on estimated amounts for the current fiscal year.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class I, 1.15% for Class A, and 0.75% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 92	$ 611	$ 77
3 Years	$ 315	$ 871	$ 266
5 Years	$ 556	$1,151	$ 470
10 Years	$1,248	$1,947	$1,061
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in equity securities of companies located in countries outside of the United States. The Fund invests primarily in companies that are located in the countries included, at the time of purchase, in the MSCI EAFE Index, which includes developed countries outside of North America. However, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this index, including emerging market countries. Equity securities in which the Fund may invest include common stock, preferred stock, depositary receipts, rights, warrants, and exchange-traded funds (ETFs). The Fund also may invest in convertible securities (fixed income securities convertible into shares of common or preferred stock).

International and Global Funds	39

BMO Disciplined International Equity Fund (cont.)

The Fund’s Adviser focuses on companies that it believes are fundamentally strong, have attractive valuations, possess growing investor interest, and may outperform the overall equity market. Using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team, the Adviser selects equity securities that it believes will provide higher returns than the MSCI EAFE Index, its benchmark index. As part of this process, the Adviser considers numerous factors including (but not limited to) valuation, earnings quality, earnings growth potential, and earnings and price momentum. The Adviser invests in those securities it believes will provide a better return relative to their risk than other securities. The Adviser may sell a security for numerous reasons, including if a company’s fundamentals deteriorate or the Adviser believes a company’s fundamentals will deteriorate, if another security appears to provide the potential for a better return relative to its risk, if the Adviser believes the security is no longer attractively valued, or if the Adviser believes the security will no longer help the Fund achieve its investment objective. The Adviser also may sell a security to manage the size of a holding or sector weighting or to fund redemptions.
In determining where a company is located, the Adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. The Fund may invest in companies across all market capitalizations and may at times focus its investments in one or more sectors.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Exchange-Traded Funds Risks. By investing in an ETF, a risk exists that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses

40	International and Global Funds

BMO Disciplined International Equity Fund (cont.)

when making foreign investments, which will affect the Fund’s total return.
Geographic Concentration Risks. To the extent the Fund invests a substantial amount of its assets in securities of issuers located in a single country or geographic region, the Fund’s performance may be more susceptible to any changes to the regulatory, political, social or economic conditions in such country or geographic region.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2016-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was (2.90)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2017	8.26%
Worst quarter	3/31/2016	(3.93)%
Average Annual Total Returns through 12/31/17(1)
	1 Year	Since Inception
Class I (Inception 9/17/2015)
Return Before Taxes	23.03%	8.14%
Return After Taxes on Distributions	22.55%	7.70%
Return After Taxes on Distributions and Sale of Fund Shares	13.65%	6.34%
Class A (Inception 9/17/2015)
Return Before Taxes	16.62%	5.50%
EAFE (reflects no deduction for fees, expenses or taxes)	25.03%	10.54%
LIMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	24.95%	10.91%
(1)	Because Class R6 shares have not yet commenced operations, no performance data is available. Class R6 shares are expected to have substantially similar annual returns as Class I shares because the shares are invested in the same portfolio of securities. The performance of Class R6 shares is expected to be higher than Class I shares because Class R6 shares have lower Total Annual Fund Operating Expenses.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

International and Global Funds	41

BMO Disciplined International Equity Fund (cont.)

The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.
The Lipper International Multi-Cap Core Funds Index (LIMCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt co-manage the Fund. Mr. Kaufman, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since its inception in 2015. Dr. Ramos, Managing Director, Active Equities of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2015. Mr. Rosenblatt, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2012 and has co-managed the Fund since December 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds - U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

42	International and Global Funds

BMO Pyrford International Stock Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)(2)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%	0.73%	0.73%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses(3)	0.23%	0.23%	0.08%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.97%	1.22%	0.82%
Fee Waiver and Expense Reimbursement(5)	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(5)	0.95%	1.20%	0.80%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2018. Under the investment advisory agreement, the Fund pays a management fee of 0.735% on the Fund’s first $500 million of average daily net assets, 0.72% on the next $200 million of average daily net assets, 0.62% on the next $100 million of average daily net assets, and 0.56% on assets in excess of $800 million.
(3)	Other Expenses have been restated to reflect current fees.
(4)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(5)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.94% for Class I, 1.19% for Class A, and 0.79% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 97	$ 616	$ 82
3 Years	$ 307	$ 866	$ 260
5 Years	$ 534	$1,135	$ 453
10 Years	$1,188	$1,902	$1,012
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in equity securities of companies located in a number of countries outside the United

International and Global Funds	43

BMO Pyrford International Stock Fund (cont.)

States. The Fund invests primarily in companies that are located in the countries included, at the time of purchase, in the MSCI EAFE Index, which includes developed countries outside of North America. Although the Fund may invest in companies across all market capitalizations, the Fund invests primarily in companies that, at the time of purchase, have a minimum market capitalization of $2 billion. The Fund may at times focus its investments in one or more sectors.
The Fund’s sub-adviser is Pyrford International Ltd. (Pyrford), an affiliate of the Adviser. Pyrford seeks to minimize losses by adopting a highly defensive investment stance at times of perceived high risk, characterized by high valuation levels or high levels of financial leverage. The Fund does not target a specific volatility level, but aims to deliver volatility significantly below that of the MSCI EAFE Index by being zero weight in any country, sector, or stock that Pyrford believes has very poor value as measured by established fundamental value metrics (such as dividend yields, return on equity, and P/E ratios).
In determining where a company is located, the sub-adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies that are included in the MSCI EAFE Index, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this index, including emerging market countries.
The Fund may invest in forward foreign currency exchange contracts, a type of derivative instrument, for purposes of hedging its exposure to non-U.S. currencies. From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Management Risks. Pyrford’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

44	International and Global Funds

BMO Pyrford International Stock Fund (cont.)

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2012-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was (1.04)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2013	7.11%
Worst quarter	9/30/2015	(9.28)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 12/29/2011)
Return Before Taxes	18.55%	6.28%	7.80%
Return After Taxes on Distributions	17.71%	5.63%	7.21%
Return After Taxes on Distributions and Sale of Fund Shares	10.94%	4.85%	6.18%
EAFE (reflects no deduction for fees, expenses or taxes)	25.03%	7.90%	9.65%
LIMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	24.95%	7.80%	9.64%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	12.29%	1.15%
Class R6 (Inception 5/27/2014)
Return Before Taxes	18.71%	3.01%
EAFE (reflects no deduction for fees, expenses or taxes)	25.03%	4.00%
LIMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	24.95%	4.26%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.
The Lipper International Multi-Cap Core Funds Index (LIMCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Sub-Adviser. Pyrford International Ltd., an affiliate of the Adviser.

International and Global Funds	45

BMO Pyrford International Stock Fund (cont.)

Portfolio Managers. Tony Cousins, Daniel McDonagh, and Paul Simons have co-managed the Fund since its inception in 2011. Mr. Cousins, Chief Executive Officer and Chief Investment Officer, joined Pyrford in 1989. Mr. McDonagh, Head of Portfolio Management, Europe & UK, joined Pyrford in 1997. Mr. Simons, Head of Portfolio Management, Asia-Pacific, joined Pyrford in 1996.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds - U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

46	International and Global Funds

BMO LGM Emerging Markets Equity Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.39%	0.40%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.30%	1.56%
Fee Waiver and Expense Reimbursement(3)	(0.14)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.16%	1.41%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.15% for Class I and 1.40% for
Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 118	$ 636
3 Years	$ 398	$ 954
5 Years	$ 699	$1,294
10 Years	$1,555	$2,252
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in equity securities of foreign companies located in emerging markets or whose primary business activities or principal trading markets are in emerging markets. The Fund may invest in equity securities of any market capitalization and may at times focus its investments in one or more sectors. The Fund’s sub-adviser, LGM Investments Limited (LGM Investments), an affiliate of the Adviser, considers emerging markets to be those markets in any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. LGM Investments may make adjustments to

International and Global Funds	47

BMO LGM Emerging Markets Equity Fund (cont.)

the list of emerging markets countries from time to time based on economic criteria, market changes, or other factors.
LGM Investments uses a “bottom-up,” fundamental approach to identify quality, growth companies typically with dominant industry positions, strong balance sheets, and cash flows to support a sustainable dividend payout.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Financial Services Risk. To the extent that the Fund invests a significant portion of its assets in the financial services sector, the Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a non-diversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Geographic Concentration Risks. To the extent the Fund invests a substantial amount of its assets in securities of issuers located in a single country or geographic region, the Fund’s performance may be more susceptible to any changes to the regulatory, political, social or economic conditions in such country or geographic region.
Management Risks. LGM Investments' judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

48	International and Global Funds

BMO LGM Emerging Markets Equity Fund (cont.)

Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com. LGM Investments assumed its role as sub-adviser of the Fund effective December 28, 2012. From December 29, 2011 to December 28, 2012, Lloyd George Management (Hong Kong) Limited (LGM(HK)), another affiliate of the Adviser, served as the Fund’s sub-adviser. Prior to December 29, 2011, the Fund was known as the Marshall Emerging Markets Equity Fund and was managed by another sub-adviser. The performance results shown in the bar chart and table are from periods during which the Fund was managed by LGM Investments, LGM(HK), or another sub-adviser.
Class I—Annual Total Returns (calendar years 2009-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was (9.26)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	32.63%
Worst quarter	9/30/2011	(23.74)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 12/22/2008)
Return Before Taxes	38.19%	5.28%	10.17%
Return After Taxes on Distributions	38.11%	5.25%	9.59%
Return After Taxes on Distributions and Sale of Fund Shares	21.98%	4.32%	8.55%
	1 Year	5 Years	Since Inception
EMI (reflects no deduction for fees, expenses or taxes)	37.28%	4.35%	11.10%
LEMFI (reflects deduction of fees and no deduction for sales charges or taxes)	35.56%	4.54%	11.18%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	30.90%	5.52%
EMI (reflects no deduction for fees, expenses or taxes)	37.28%	5.75%
LEMFI (reflects deduction of fees and no deduction for sales charges or taxes)	35.56%	5.56%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Morgan Stanley Capital International Emerging Markets Index (EMI) is a market capitalization-weighted equity index of companies representative of the market structure of emerging countries in Europe, Latin America, Africa, the Middle East, and Asia.
The Lipper Emerging Markets Funds Index (LEMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Sub-Adviser. LGM Investments Limited, an affiliate of the Adviser.
Portfolio Managers. Damian Bird, Irina Hunter, and Rishikesh Patel co-manage the Fund. Mr. Bird, a Portfolio Manager at LGM Investments, joined Lloyd George Management (together with LGM Investments and its subsidiaries, “LGM”) in 2015 and has co-managed the Fund since July 2016. Ms. Hunter, a Senior Portfolio Manager at LGM Investments, joined LGM in 2007 and has co-managed the Fund since December 2011. Mr. Patel, a Portfolio Manager at LGM Investments, joined LGM in 2006 and has co-managed the Fund since March 2016.

International and Global Funds	49

BMO LGM Emerging Markets Equity Fund (cont.)

Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BMO Alternative Strategies Fund

Investment Objective:
The Fund seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.96%	1.00%
Dividend and Interest Expenses(2)	0.27%	0.27%
Total Other Expenses(2)	1.23%	1.27%
Acquired Fund Fees and Expenses(3)	0.05%	0.05%
Total Annual Fund Operating Expenses	2.28%	2.57%
Fee Waiver and Expense Reimbursement(4)	(0.51)%	(0.55)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	1.77%	2.02%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Restated to reflect current fees.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, Acquired Fund Fees and Expenses, and Dividend and Interest Expenses) from exceeding 1.45% for Class I and 1.70% for Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 180	$ 695
3 Years	$ 663	$1,210
5 Years	$1,174	$1,750
10 Years	$2,576	$3,221
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.
Principal Investment Strategies
The Adviser seeks to provide attractive risk-adjusted returns over the long term, broad investment diversification, and to maintain lower volatility relative to the broad equity and fixed income markets by allocating the Fund’s assets across a variety of investment strategies, generally by employing multiple sub-advisers (each, a “Sub-Adviser”). In allocating the Fund’s assets among multiple Sub-Advisers, the Adviser seeks to diversify exposures across geographies, sectors, market capitalizations, and security types. A range of qualitative and quantitative

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BMO Alternative Strategies Fund (cont.)

factors is reviewed when determining the allocations to the Sub-Advisers, including each Sub-Adviser’s investment style, historical performance, and portfolio holdings.
The Adviser is responsible for setting and monitoring the Fund’s investment guidelines, selecting the Fund’s Sub-Advisers, managing the Fund’s cash, allocating Fund assets among Sub-Advisers, and monitoring the performance of each Sub-Adviser. The Adviser also may manage a portion of the Fund’s assets to (i) properly position the overall portfolio from a risk management perspective; (ii) manage one or more of the strategies discussed below on a temporary or long-term basis; or (iii) make additional investments at its own discretion. The Adviser currently manages a portion of the Fund’s assets by implementing a 100%/40% short portfolio and a market neutral portfolio with equal long and short exposures. CTC myCFO, LLC (CTC), one of the Fund’s Sub-Advisers and an affiliate of the Adviser, assists the Adviser in identifying and selecting the Sub-Advisers and determining the most appropriate allocation of the Fund’s assets among the Sub-Advisers. The identity and number of Sub-Advisers and the allocation of Fund assets among them will change over time.
Each Sub-Adviser other than CTC is responsible for the day-to-day investment decisions for the portion of Fund assets allocated to it, although the Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with the Sub-Advisers. In recommending new Sub-Advisers to the Fund’s Board of Directors, the Adviser conducts a detailed quantitative, qualitative, and risk analysis process and considers numerous factors, including, but not limited to, the Sub-Adviser’s investment style, reputation, depth and experience of its investment team, financial stability, demonstrated ability to implement a particular investment strategy, consistency of past returns, and policies and procedures to monitor and account for risk.
The investment strategies that the Sub-Advisers may utilize generally include the following types of investments: (i) equity securities of companies of any market capitalization throughout the world (including the United States), which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts, and securities issued by other investment companies, including exchange traded funds (ETFs); (ii) debt securities, which may include debt securities of governments throughout the world (including the United States) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the United States), below investment grade debt securities, including defaulted securities and distressed debt (commonly known as “junk bonds”), bank loans, and convertible bonds; and (iii) foreign currencies. The
Sub-Advisers invest without limitation in securities of any duration.
In addition, certain Sub-Advisers may engage in long and short sales transactions to employ their strategies. When a Sub-Adviser sells securities short for the Fund, it sells a security that the Fund does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete the short sale transaction, the Sub-Adviser buys the same security for the Fund in the market at a later date and returns it to the lender. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.
The Sub-Advisers may invest in a variety of derivative instruments for hedging or investment purposes. Such derivative instruments may include: (i) futures contracts based on securities, indices, currencies, and/or U.S. government bonds; (ii) forward foreign currency exchange contracts; (iii) swaps, such as credit default swaps, total return swaps, and/or interest rate swaps; and (iv) call and put options on securities and indices, including writing (selling) calls against positions in the portfolio (covered calls) or writing (selling) puts on securities and indices. The Sub-Advisers may purchase or sell derivatives traded on non-U.S. exchanges or enter into over-the-counter derivatives with non-U.S. counterparties. The Sub-Advisers may use any of these derivatives in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions. A Sub-Adviser may choose not to hedge its positions. As a result of the Fund’s derivatives usage, the Fund may have economic leverage, which means that the sum of the Fund’s investment exposures through the use of its derivatives may exceed the amount of assets invested in the Fund, although these exposures may vary over time.
In addition to the specific Sub-Adviser Strategies described below, the Adviser may selectively implement an overlay strategy from time to time to manage the risk of the combined portfolio. The Adviser monitors the portion of assets allocated to each Sub-Adviser. The Adviser also reviews the risk profile of the overall portfolio and the Fund’s adherence to investment guidelines. The Adviser may implement the overlay strategy when the Adviser considers the overall portfolio to have more exposure to a certain type of risk than is appropriate, when the Adviser considers the Fund’s volatility to be higher or lower than desired, or to ensure adherence to investment guidelines. On occasion, the Adviser also may utilize the overlay strategy to seek additional returns. In implementing the overlay strategy, the Adviser expects to utilize derivative instruments, such as S&P 500 futures contracts and may utilize other types of investments at times. The Adviser expects the overlay strategy will allow it to manage the Fund’s risks with more precision

52	Alternative Funds

BMO Alternative Strategies Fund (cont.)

with the intent to deliver more consistent returns with lower volatility.
Sub-Adviser Strategies. The Adviser expects that the Sub-Advisers (and, at times, the Adviser) generally will implement one or more of the investment strategies summarized below. These strategies are similar to investment strategies traditionally employed by hedge funds, which include non-traditional or “alternative” strategies. These strategies may be used by a Sub-Adviser or Adviser to seek high total return, to provide hedging benefits, to manage volatility, and/or to provide market-neutral returns for the Fund. From time to time, the Fund may have little or no assets allocated to any one particular strategy in light of economic or other conditions (including the availability of Sub-Advisers), as determined by the Adviser in its sole discretion.
The descriptions of the following investment strategies are subjective, are not complete descriptions of any strategy, and may differ from classifications made by other investment firms that implement similar investment strategies.
Long/Short Equity Strategies: The Adviser or a Sub-Adviser (for purposes of this section only, each is referred to as an “Adviser”) employing a long/short equity strategy generally seeks to produce returns from investments in the equity markets by investing in both long and short positions in particular securities or markets (often through derivatives, such as total return swaps). For example, in employing this strategy, an Adviser may use fundamental research to identify securities to buy long (with the expectation that they will increase in value) and sell short (with the expectation that they will decrease in value). Other methodologies, such as relative value or event driven, also may be utilized to determine which securities to buy long and which to sell short. Under this strategy, the Fund may purchase securities or sell securities, or use derivatives, such as total return swaps, options, and futures or other derivative instruments on securities, ETFs, or indices to gain long or short exposure to securities or markets. An Adviser may apply a long/short strategy which results in a net long or net short exposure or a market neutral exposure with an equal weighting of long and short positions. An Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.
Hedged Credit Strategies: A hedged credit (or long/short fixed income) strategy generally involves taking both long and short positions in fixed income securities across multiple sectors and credit quality ranges in one or more countries, including developed and emerging market countries. An Adviser that employs this strategy generally uses a fundamental driven approach to investing across the capital structure of a company and attempts to profit from investing in all aspects of a company’s capital structure through both long and short positions. Other methodologies, such as event driven also may be utilized to determine the long and short positions. In employing a hedged credit strategy, an Adviser may invest in a variety of fixed or variable rate debt instruments and other securities of all credit qualities including high yield bonds, distressed securities, and companies near, or in, bankruptcy. An Adviser also may invest in equity securities and other types of securities when employing this type of strategy. These securities may be currently out-of-favor, have low credit ratings, or be affected by other adverse factors which may be due to an anticipation of an upgrade in the debt instrument’s ratings, expectation that a reorganization will provide greater value, or other business factors that an Adviser believes the marketplace has not yet reflected. Under this strategy, the Fund may purchase securities or sell securities short and use collateralized debt obligations and derivative instruments, such as credit default swaps and equity options, to gain long or short exposure to securities or markets.
Event Driven Strategies: An event driven strategy seeks to profit from pricing inefficiencies that may result from specific, catalyst-driven events, such as mergers, spin-offs, corporate restructurings, and management changes. Investments pursuant to this strategy focus on company-specific activities and seek to profit from specific events regardless of market direction. An Adviser employing this strategy for the Fund may invest in either equity or debt securities, may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.
Relative Value Strategies: A relative value strategy employs investment techniques that are intended to profit from pricing inefficiencies, which involves taking a position in one financial instrument while offsetting the position with another financial instrument in an attempt to benefit from changes in price. For example, an Adviser utilizing this strategy may use fundamental monitoring of securities with macro data analysis to determine the most attractive company-specific securities for both long and short positions. In addition, an Adviser may seek to identify pricing inefficiencies in volatile products, such as options, and buy or sell a combination of such products to profit from their mispricing. Under this strategy, an Adviser may

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BMO Alternative Strategies Fund (cont.)

purchase securities or sell securities short, including ETFs, and use derivative instruments, including over-the-counter and exchange traded instruments, such as futures, swaps, currency forwards, and options on securities, ETFs, or indices to realize pricing inefficiencies or to hedge the portfolio. An Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries and may specialize in specific sectors, industries, or market capitalizations.
Macro Strategies: A macro strategy seeks to profit from anticipated changes in macroeconomic trends in the fixed income, equity, and foreign currency markets. For example, an Adviser may establish both long and short positions in interest rate, foreign exchange, equity, and credit markets (often through derivatives such as futures and options) based on its analysis of global economic conditions. An Adviser may use quantitative models to identify investment opportunities across asset classes and to forecast trends in the markets and/or may employ a managed futures strategy to profit from shifts in different markets. Certain Advisers may implement this strategy primarily through the use of managed futures. Under this strategy, an Adviser may purchase securities or sell securities short or use derivative instruments, such as futures, options, and currency forwards, to achieve the same effect. A macro strategy may be either tactical or strategic and an Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, securities, commodities, or market capitalizations.
In implementing these investment strategies, an Adviser may engage in frequent trading of securities. BMO Asset Management Corp. may, in its discretion, add to, delete from, or modify the categories of investment strategies employed by the Fund and one or more of the strategies described above may not be represented in the Fund’s holdings at any given time. In addition, in certain circumstances, an Adviser may make additional investments in pursuing its investment strategy.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Aggressive Investment Techniques and Strategies Risks. The Fund may invest in and use investment techniques, strategies, and financial instruments that may be considered aggressive. These techniques may expose the Fund to economic leverage or potentially dramatic changes (losses) in the value of its portfolio holdings.
Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
Bank Instruments Risks. Bank instruments are unsecured interest-bearing deposits with banks, including bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Changes in economic, regulatory, or political conditions or other events that affect the banking industry, may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Bank Loan Risks. No active trading market may exist for some loans in which the Fund may invest and a secondary market for those loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may affect the ability of the Fund to accurately value the loan. In addition, certain loans may not be considered “securities,” and, therefore, the Fund may not be entitled to rely on the antifraud protections of the federal securities laws.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Collateralized Debt Obligations (CDO) Risks. An investment in a CDO is subject to the risks of debt securities and asset-backed securities generally and also are subject to additional risks, such as liquidity risk; the risk that distributions from collateral securities will not be adequate to make interest or other payments; and the risk that the quality of the collateral may decline in value, default, or be downgraded.

54	Alternative Funds

BMO Alternative Strategies Fund (cont.)

Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivatives Risks. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and an Adviser’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security, or other risk being hedged. With over-the-counter derivatives, a risk exists that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
•	Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms. This risk is heightened for the Fund because a significant portion of its total exposure may be obtained through an OTC swap contract with a single counterparty. If a counterparty to the Fund fails to make payments or otherwise fulfill its obligations under the terms of a swap or other derivative instrument, including because of the counterparty’s bankruptcy or insolvency, the Fund could incur substantial losses. In addition, changes in the credit quality of a company that serves as a counterparty to the Fund in a derivative instrument will affect the value of that instrument, which could result in a loss to the Fund. By entering into an OTC derivative such as a swap, the Fund assumes the risk that its counterparty could experience financial hardships or otherwise fail to perform. Counterparty risk may be somewhat mitigated to the extent that mark-to-market payments are made on a daily basis, but it is not eliminated entirely.
•	Credit Default Swap Risks. Credit default swaps are subject to general market risks, liquidity risks, and credit

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BMO Alternative Strategies Fund (cont.)

risks. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. If the Fund is a seller in a credit default swap and an event of default occurs, a loss of value to the Fund may result.
•	Foreign Risk. Purchasing or selling derivatives traded on non-U.S. exchanges or entering into over-the-counter derivatives with non-U.S. counterparties may involve additional risk because such transactions may not be subject to the same degree of regulation as their U.S. counterparts. In addition, transactions traded on non-U.S. exchanges may not be as liquid as those purchased on U.S. exchanges. The value of a non-U.S. derivative contract may be affected by a change in a foreign currency exchange rate before the position is liquidated, offset or exercised.
•	Forward Contracts Risks. Forward contracts are not currently exchange-traded and, therefore, no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
•	Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks, liquidity risks, and credit risks. A forward foreign currency exchange contract may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
•	Leverage Risks. Derivatives and other investments may create economic leverage and can result in losses to the Fund that exceed the original amount invested.
•	Options and Futures Risks. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
•	Swap Agreement Risks. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
Distressed Securities Risks. The Fund’s investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, and non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default, or close to default. Many of these instruments are not publicly traded and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult and the Fund may lose all of its investment or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.
Dollar Rolls Risks. Dollar rolls are transactions in which a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a predetermined price. Normally, one or both securities involved are “to be announced” mortgage-backed securities or “TBAs.” Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause the Fund to have an increased portfolio turnover rate.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Exchange-Traded Funds Risks. By investing in an ETF, a risk exists that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.

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High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. An Adviser’s judgment about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, because portions of the Fund’s assets are managed by different Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in securities of the same issuer or engage in derivatives transactions that may offset each other. Certain Advisers may be purchasing securities at the same time other Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of BMO Asset Management Corp. in allocating the Fund’s assets among the various investment strategies and Advisers. Because BMO Asset Management Corp. will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Advisers or the possible increased risk of investing in a limited number of investment strategies. In addition, certain of the Advisers may have limited experience managing strategies within a registered investment company. Registered investment companies, unlike the private hedge funds the Advisers may typically manage, are subject to daily cash flows from investors and to certain legal and tax-related restrictions on investments.
Market Direction Risks. Because the Fund will typically hold both long and short positions, the Fund’s results will suffer both when a general market advance occurs and the Fund holds significant “short” positions or when a general market decline occurs and the Fund holds significant “long” positions.
Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds. By investing in another investment company, a risk exists that the value of the underlying securities of the investment company may decrease. The Fund also will bear its proportionate share of the other investment company’s fees and expenses in addition to the fees and expenses of the Fund.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied

Alternative Funds	57

BMO Alternative Strategies Fund (cont.)

historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Short Sales Risks. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. In addition, it is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increase in value, increasing the potential for loss. Therefore, the risk of loss may be theoretically unlimited.
Sovereign Debt Securities Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden, or government monetary policy. In the event of a default on sovereign debt, the Fund also may have limited legal recourse against the defaulting government entity.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2015-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was (4.21)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2015	3.57%
Worst quarter	9/30/2015	(3.32)%
Average Annual Total Returns through 12/31/17
	1 Year	Since Inception
Class I (Inception 12/16/2014)
Return Before Taxes	4.50%	3.16%
Return After Taxes on Distributions	2.98%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	3.80%	2.35%
Class A (Inception 12/16/2014)
Return Before Taxes	-1.02%	1.18%
ML 3-Month (reflects no deduction for fees, expenses or taxes)	0.86%	0.41%
HFRXGHFI (reflects no deduction for fees, expenses or taxes)	5.99%	2.12%
LAMSFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.58%	1.91%

58	Alternative Funds

BMO Alternative Strategies Fund (cont.)

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (ML 3-Month) consists of U.S. Treasury Bills maturing in 90 days.
The HFRX Global Hedge Fund Index (HFRXGHFI) is designed to be representative of the overall composition of the hedge fund universe.
The Lipper Alternative Multi-Strategy Funds Index (LAMSFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Sub-Advisers
Sub-Advisers	Strategy
CTC myCFO, LLC (an affiliate of the Adviser)	Sub-Adviser Selection and Monitoring and Allocation across Strategies
Cramer Rosenthal McGlynn, LLC (Cramer Rosenthal)	Long/Short Equity/Event Driven Strategy – All Capitalization Ranges
BMO Asset Management Limited (BMO AM Limited) (an affiliate of the Adviser)	Global Macro Strategy and Global Equity Market Neutral Strategy
Graham Capital Management, L.P. (Graham)	Macro – Tactical Trend Managed Futures Strategy
Portfolio Manager. Michael Dowdall is the portfolio manager of the Fund. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Alternative Funds	59

BMO Global Long/Short Equity Fund

Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses(2)	1.60%	1.58%	1.43%
Acquired Fund Fees and Expenses(3)	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	2.66%	2.89%	2.49%
Fee Waiver and Expense Reimbursement(4)	(1.25)%	(1.23)%	(1.23)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	1.41%	1.66%	1.26%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Other Expenses have been restated to reflect current fees. Other Expenses for Class R6 shares are based on estimated amounts for the current fiscal year.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.35% for Class I, 1.60% for Class A, and 1.20% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 144	$ 660	$ 128
3 Years	$ 708	$1,240	$ 658
5 Years	$1,298	$1,844	$1,215
10 Years	$2,901	$3,470	$2,733
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its net assets in equity securities or equity-related securities, including both long and short positions and derivative instruments that provide exposure to equity securities. The Fund plans to implement its investment strategy by purchasing securities to establish long positions and entering into a total return swap that provides

60	Alternative Funds

BMO Global Long/Short Equity Fund (cont.)

exposure to short equity security positions. The Fund also may take short positions in securities directly and may include exposure to long equity positions in a total return swap.
The Fund normally invests at least 40% of its net assets in equity securities, equity-related securities, or derivative instruments that provide exposure to equity securities of companies located outside the United States, including emerging market countries, and will be diversified among at least three countries.
Equity securities in which the Fund may invest or seek exposure to include common stock, preferred stock, depositary receipts, rights, warrants, and exchange-traded funds (ETFs). In determining where a company is located, the Adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. The Fund may invest in companies across all market capitalizations and may at times focus its investments in one or more sectors.
The Adviser makes its investment decisions by combining a quantitative approach with a fundamental bottom-up (company-specific) and top-down (market-level) analysis that seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the MSCI All Country World Index, the Fund’s primary benchmark index. When entering into a swap for purposes of obtaining exposure to equity securities, the Adviser provides the counterparty with the list of positions that will comprise the reference basket of securities upon which the swap is based. The swap generally will be rebalanced every 30-45 days.
The Fund’s Adviser focuses on companies for “long” positions that it believes are fundamentally strong, have attractive valuations, possess growing investor interest, and may outperform the overall equity market. Using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team, the Adviser selects equity securities that it believes will provide higher returns than its benchmark index. As part of this process, the Adviser considers numerous factors including (but not limited to) valuation, earnings quality, earnings growth potential, and earnings and price momentum. The Adviser invests in those securities it believes will provide a better return relative to their risk than other securities. The Adviser may sell a security for numerous reasons, including if a company’s fundamentals deteriorate or the Adviser believes a company’s fundamentals will deteriorate, if another security appears to provide the potential for a better return relative to its risk, if the Adviser believes the security is no longer attractively valued, or if the Adviser believes the security will no longer help the Fund achieve its investment objective. The Adviser also may sell a security to manage the size of a holding or sector weighting or to fund redemptions.
The Fund’s Adviser focuses on companies for “short” positions that it believes are fundamentally challenged, are overvalued, are experiencing deteriorating investor interest, and may underperform the overall equity market. The Adviser uses essentially the same approach described above to identify potential short opportunities, but augments its process to account for securities that are difficult to short due to size and availability of securities and to eliminate short positions with risk profiles the Adviser considers unattractive.
In addition to using a total return swap to implement its investment strategy, the Fund may invest in various other derivatives instruments for purposes of pursuing its investment objective, for risk management, portfolio management, earning income, managing target duration, gaining exposure to a particular asset class, or hedging its exposure to particular investments or non-U.S. currencies. Such derivative instruments may include: (i) currency futures, forwards, options, and swaps; (ii) index futures, forwards, options, and swaps; (iii) equity futures, forwards, options, and swaps; and (iv) forward foreign currency exchange contracts.
The Adviser’s long/short exposure will vary over time based on the Adviser’s assessments of market conditions and other factors. In implementing the investment strategies, the Adviser may engage in frequent trading.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Asset Segregation Risks. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may hold may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and

Alternative Funds	61

BMO Global Long/Short Equity Fund (cont.)

decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivatives Risks. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and an Adviser’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security, or other risk being hedged. With over-the-counter (OTC) derivatives, a risk exists that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
•	Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms. This risk is heightened for the Fund because a significant portion of its total exposure may be obtained through an OTC swap contract with a single counterparty. If a counterparty to the Fund fails to make payments or otherwise fulfill its obligations under the terms of a swap or other derivative instrument, including because of the counterparty’s bankruptcy or insolvency, the Fund could incur substantial losses. In addition, changes in the credit quality of a company that serves as a counterparty to the Fund in a derivative instrument will affect the value of that instrument, which could result in a loss to the Fund. By entering into an OTC derivative such as a swap, the Fund assumes the risk that its counterparty could experience financial hardships or otherwise fail to perform. Counterparty risk may be somewhat mitigated to the extent that mark-to-market payments are made on a daily basis, but it is not eliminated entirely.
•	Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
•	Forward Contracts Risks. Forward contracts are not currently exchange-traded and, therefore, no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
•	Options and Futures Risks. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
•	Swap Agreements Risks. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty. In addition, with respect to the Fund’s total return swap exposure, the Fund can lose money if the long and short positions selected by the Adviser decrease in value in the aggregate.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Exchange-Traded Funds Risks. By investing in an ETF, a risk exists that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market

62	Alternative Funds

BMO Global Long/Short Equity Fund (cont.)

for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Market Direction Risks. Because the Fund will typically hold both long and short positions, the Fund’s results will suffer both when a general market advance occurs and the Fund holds significant “short” positions or when a general market decline occurs and the Fund holds significant “long” positions.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Short Sales Risks. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. In addition, it is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increase in value, increasing the potential for loss. Therefore, the risk of loss may be theoretically unlimited.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant volatility in recent years, which may increase the risks of investing in the securities held by the Fund. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2016-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was (2.91)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2017	5.98%
Worst quarter	6/30/2016	(1.15)%
Average Annual Total Returns through 12/31/17(1)
	1 Year	Since Inception
Class I (Inception 9/17/2015)
Return Before Taxes	14.33%	12.10%
Return After Taxes on Distributions	13.27%	11.36%

Alternative Funds	63

BMO Global Long/Short Equity Fund (cont.)

	1 Year	Since Inception
Return After Taxes on Distributions and Sale of Fund Shares	8.82%	9.19%
Class A (Inception 9/17/2015)
Return Before Taxes	8.30%	9.31%
MSCI All Country World (reflects no deduction for fees, expenses or taxes)	23.97%	14.42%
LALSEFI (reflects deduction of fees and no deduction for sales charges or taxes)	8.27%	4.79%
(1)	Because Class R6 shares have not yet commenced operations, no performance data is available. Class R6 shares are expected to have substantially similar annual returns as Class I shares because the shares are invested in the same portfolio of securities. The performance of Class R6 shares is expected to be higher than Class I shares because Class R6 shares have lower Total Annual Fund Operating Expenses.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The MSCI All Country World Index (MSCI All Country World) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets.
The Lipper Alternative Long/Short Equity Funds Index (LALSEFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt have co-managed the Fund since its inception in 2015. Mr. Kaufman, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2010. Dr. Ramos, Managing Director, Active Equities of the Adviser, joined the Adviser in 2005. Mr. Rosenblatt, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2012.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans and fee-based wrap programs generally may open an account and purchase Class R6 shares by contacting BMO Funds U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

64	Alternative Funds

BMO Ultra Short Tax-Free Fund

Investment Objective:
To provide current income exempt from federal income tax consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.00%
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.17%	0.17%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	0.37%	0.62%
Fee Waiver and Expense Reimbursement(2)	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.30%	0.55%
(1)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2018. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $100 million of average daily net assets, 0.19% on the next $150 million of average daily net assets, 0.17% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.30% for Class I and 0.55% for Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 31	$255
3 Years	$112	$388
5 Years	$201	$532
10 Years	$461	$952
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of one year or less. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.
The Fund invests primarily in municipal securities within the investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.” Municipal securities include fixed and floating rate debt obligations of states, territories, and possessions of the U.S., and political

Fixed Income Funds	65

BMO Ultra Short Tax-Free Fund (cont.)

subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). Fund investments are selected after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the

66	Fixed Income Funds

BMO Ultra Short Tax-Free Fund (cont.)

Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2010-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 1.01%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2010	0.60%
Worst quarter	6/30/2013	(0.06)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 9/30/2009)
Return Before Taxes	1.17%	0.82%	1.17%
Return After Taxes on Distributions	1.15%	0.80%	1.16%
Return After Taxes on Distributions and Sale of Fund Shares	1.11%	0.81%	1.14%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)(1)	0.66%	0.38%	0.49%
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	1.34%	0.66%	1.09%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
	1 Year	Since Inception
Return Before Taxes	-1.15%	-0.07%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)(1)	0.66%	0.36%
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	1.34%	0.60%
(1)	The benchmark for the Fund is a blended benchmark, which consists of 50% Barclays 1 Year Municipal Bond Index (B1MBI) and 50% iMoneyNet Money Market Fund Report Tax Free National Retail Index (IMNTFNR).
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Barclays 1 Year Municipal Bond Index (B1MBI) is the 1-year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa.
The iMoneyNet Money Market Fund Report Tax-Free National Retail Index (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.
The Lipper Short Municipal Debt Funds Index (LSMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Robert Wimmel, Thomas Byron, and Brian Sipich are co-portfolio managers of the Fund. Mr. Wimmel, Head of Tax Exempt Fixed Income and a Managing Director of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Sipich, a Vice President and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I

Fixed Income Funds	67

BMO Ultra Short Tax-Free Fund (cont.)

shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

68	Fixed Income Funds

BMO Short Tax-Free Fund

Investment Objective:
To provide current income exempt from federal income tax consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.00%
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.28%	0.22%
Total Annual Fund Operating Expenses	0.48%	0.67%
Fee Waiver and Expense Reimbursement(1)	(0.08)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	0.40%	0.55%
(1)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.40% for Class I and 0.55% for Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 41	$ 255
3 Years	$146	$ 398
5 Years	$261	$ 554
10 Years	$596	$1,007
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of one to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.
Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.” Municipal securities include debt obligations of states, territories, and possessions of the U.S., and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.

Fixed Income Funds	69

BMO Short Tax-Free Fund (cont.)

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors

70	Fixed Income Funds

BMO Short Tax-Free Fund (cont.)

may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2013-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 0.82%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2017	1.05%
Worst quarter	12/31/2016	(1.11)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 11/29/2012)
Return Before Taxes	2.25%	1.60%	1.72%
Return After Taxes on Distributions	2.25%	1.57%	1.69%
Return After Taxes on Distributions and Sale of Fund Shares	1.91%	1.53%	1.62%
BSMI (reflects no deduction for fees, expenses or taxes)	1.61%	1.07%	0.93%
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	1.34%	0.71%	0.62%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	0.01%	0.64%
BSMI (reflects no deduction for fees, expenses or taxes)	1.61%	0.83%
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	1.34%	0.60%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Barclays Short (1–5 Year) Municipal Index (BSMI) includes investment-grade tax-exempt bonds that are issued by state and local governments and have maturities of 1 to 5 years.
The Lipper Short Municipal Debt Funds Index (LSMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Robert Wimmel, Thomas Byron, and Brian Sipich are co-portfolio managers of the Fund. Mr. Wimmel, Head of Tax Exempt Fixed Income and a Managing Director of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Sipich, a Vice President and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.

Fixed Income Funds	71

BMO Short Tax-Free Fund (cont.)

Tax Information
The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

72	Fixed Income Funds

BMO Short-Term Income Fund

Investment Objective:
To maximize total return consistent with current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.00%
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.19%	0.19%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.27%	0.27%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.47%	0.72%
Fee Waiver and Expense Reimbursement(3)	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.36%	0.61%
(1)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2018. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $100 million of average daily net assets, 0.19% on the next $150 million of average daily net assets, 0.17% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.
(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.35% for Class I and 0.60% for
Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 37	$ 261
3 Years	$140	$ 415
5 Years	$252	$ 582
10 Years	$581	$1,066
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in fixed income securities. Fund investments include corporate, asset-backed, and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase and bank instruments, repurchase agreements, and U.S. government securities. The Adviser changes the Fund’s weightings in these fixed income asset classes as it deems appropriate and uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of six months to three years. Effective maturity takes

Fixed Income Funds	73

BMO Short-Term Income Fund (cont.)

into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Repurchase Agreements Risk. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Repurchase agreements are subject to market risk with respect to the collateral securing the repurchase agreements and credit risk with respect to the counterparty. In the event of a bankruptcy or other default by the counterparty, the Fund could experience delays and potential losses in liquidating the underlying security.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep

74	Fixed Income Funds

BMO Short-Term Income Fund (cont.)

in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2008-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 0.81%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	4.08%
Worst quarter	9/30/2008	(2.62)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class I (Inception 5/31/2007)
Return Before Taxes	1.77%	1.27%	2.68%
Return After Taxes on Distributions	0.95%	0.58%	1.76%
Return After Taxes on Distributions and Sale of Fund Shares	1.00%	0.65%	1.70%
ML 1-3 (reflects no deduction for fees, expenses or taxes)	0.86%	0.86%	1.86%
LSIGDI (reflects deduction of fees and no deduction for sales charges or taxes)	1.77%	1.19%	2.10%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	-0.50%	0.52%
ML 1-3 (reflects no deduction for fees, expenses or taxes)	0.86%	0.82%
LSIGDI (reflects deduction of fees and no deduction for sales charges or taxes)	1.77%	1.18%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML 1-3) is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. ML 1-3 is produced by Merrill Lynch Pierce Fenner & Smith.
The Lipper Short Investment-Grade Debt Funds Index (LSIGDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Global Head of Money Markets and Short Duration and a Managing Director of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and Portfolio Manager of the Adviser, joined the Adviser in 1996.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.

Fixed Income Funds	75

BMO Short-Term Income Fund (cont.)

Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

76	Fixed Income Funds

BMO Intermediate Tax-Free Fund

Investment Objective:
To provide a high level of current income exempt from federal income tax consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses	0.43%	0.19%	0.18%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.57%	0.33%	0.57%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2018. Under the investment advisory agreement, the Fund pays a management fee of 0.25% on the Fund’s first $100 million of average daily net assets, 0.16% on the next $150 million of average daily net assets, 0.12% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class A
1 Year	$ 58	$ 34	$ 406
3 Years	$183	$106	$ 526
5 Years	$318	$185	$ 657
10 Years	$714	$418	$1,039
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.
Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.” Municipal securities include debt obligations of states, territories, and possessions of the U.S. and political

Fixed Income Funds	77

BMO Intermediate Tax-Free Fund (cont.)

subdivisions, and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total

78	Fixed Income Funds

BMO Intermediate Tax-Free Fund (cont.)

returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class Y—Annual Total Returns (calendar years 2008-2017)
The return for the Class Y shares of the Fund from January 1, 2018 through September 30, 2018 was (0.25)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	5.58%
Worst quarter	12/31/2016	(3.18)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class Y (Inception 2/1/1994)
Return Before Taxes	4.73%	2.60%	4.48%
Return After Taxes on Distributions	4.72%	2.57%	4.40%
Return After Taxes on Distributions and Sale of Fund Shares	3.85%	2.56%	4.17%
BMB 1-15 (reflects no deduction for fees, expenses or taxes)	4.33%	2.46%	3.99%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	4.39%	2.26%	3.62%

	1 Year	5 Years	Since Inception
Class I (Inception 12/27/2010)
Return Before Taxes	5.06%	2.83%	4.28%
BMB 1-15 (reflects no deduction for fees, expenses or taxes)	4.33%	2.46%	3.66%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	4.39%	2.26%	3.58%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
	1 Year	Since Inception
Return Before Taxes	1.08%	1.89%
BMB 1-15 (reflects no deduction for fees, expenses or taxes)	4.33%	2.60%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	4.39%	2.49%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y and after-tax returns for Class I and Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Barclays 1-15 Year Blend Municipal Bond Index (BMB 1-15) is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1 and 17 years.
The Lipper Intermediate Municipal Debt Funds Index (LIMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Robert Wimmel, Thomas Byron, and Brian Sipich are co-portfolio managers of the Fund. Mr. Wimmel, Head of Tax Exempt Fixed Income and a Managing Director of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Sipich, a Vice President and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for

Fixed Income Funds	79

BMO Intermediate Tax-Free Fund (cont.)

business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

80	Fixed Income Funds

BMO Strategic Income Fund

Investment Objective:
To maximize total return consistent with current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses	0.66%	0.42%	0.42%
Total Annual Fund Operating Expenses	0.91%	0.67%	0.92%
Fee Waiver and Expense Reimbursement(2)	(0.11)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.80%	0.55%	0.80%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.80% for Class Y, 0.55% for Class I, and 0.80% for Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class A
1 Year	$ 82	$ 56	$ 429
3 Years	$ 279	$202	$ 621
5 Years	$ 493	$361	$ 830
10 Years	$1,109	$823	$1,431
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all types of fixed and floating rate securities including high yield securities (junk bonds), investment grade corporate bonds, U.S. Treasury, agency, and municipal securities, and foreign government securities, including inflation-indexed securities of U.S. and non-U.S. governments, convertible securities, preferred securities, and mortgage-backed and asset-backed securities.
The Fund may invest without limitation in fixed and floating rate debt securities of any geography and maturity. The Fund may invest up to 65% of its net assets in debt securities rated below investment grade. Below investment grade, or high yield, securities are commonly referred to as “junk bonds.” Investment grade securities are: securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization

Fixed Income Funds	81

BMO Strategic Income Fund (cont.)

(NRSRO), or unrated securities determined by the Adviser to be of comparable quality.
The Fund’s securities may be denominated in either U.S. dollars or foreign currencies. While the Fund’s assets are predominantly U.S. dollar denominated, the Fund also may invest up to 25% of its assets in foreign currency denominated debt securities, all or a portion of which may be emerging markets debt securities. The Fund may invest up to 10% of its assets in common stocks; however, most common stocks generally will be acquired from conversions of convertible bonds or as residual interests from other fixed income securities.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect

82	Fixed Income Funds

BMO Strategic Income Fund (cont.)

on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Repurchase Agreements Risk. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Repurchase agreements are subject to market risk with respect to the collateral securing the repurchase agreements and credit risk with respect to the counterparty. In the event of a bankruptcy or other default by the counterparty, the Fund could experience delays and potential losses in liquidating the underlying security.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2008-2017)(1)
(1)	The bar chart previously reflected the performance of the Class Y shares. Class I shares now have ten years of annual returns and in order to maintain consistency in class performance disclosure throughout this Prospectus, the Fund has chosen to disclose the performance of Class I shares.
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was (0.11)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	5.57%
Worst quarter	6/30/2013	(2.33)%
Average Annual Total Returns through 12/31/17(1)
	1 Year	5 Years	10 Years
Class I (Inception 12/13/1992)
Return Before Taxes	7.00%	2.79%	4.36%
Return After Taxes on Distributions	5.27%	1.41%	2.68%
Return After Taxes on Distributions and Sale of Fund Shares	3.94%	1.49%	2.71%
Class Y (Inception 5/31/2007)
Return Before Taxes	6.85%	2.55%	4.11%
BBUABI (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.00%
LMSII (reflects deduction of fees and no deduction for sales charges or taxes)	6.28%	3.34%	5.43%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	3.13%	2.30%
BBUABI (reflects no deduction for fees, expenses or taxes)	3.54%	2.50%
LMSII (reflects deduction of fees and no deduction for sales charges or taxes)	6.28%	2.42%
(1)	The table previously reflected the before and after tax performance of the Class Y shares. Class I shares now have ten years of annual returns and in order to maintain consistency in class performance disclosure throughout this Prospectus, the Fund has chosen to disclose the performance of Class I shares.

Fixed Income Funds	83

BMO Strategic Income Fund (cont.)

The Fund changed its investment objective and principal investment strategy effective May 8, 2017. Performance prior to that date reflects the Fund’s previous investment objective and principal investment strategy.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class I and Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bloomberg Barclays U.S. Aggregate Bond Index (BBUABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.
The Lipper Multi-Sector Income Index (LMSII) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Kimball, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2013 and has co-managed the Fund since August 2013. Ms. Mardarovici, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since August 2013. Mr. Reda, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2017 and has co-managed the Fund since April 2017. Ms. Woodward, Head of Fixed Income and a Managing Director of the Adviser, joined the Adviser in 2017 and has co-managed the Fund since April 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

84	Fixed Income Funds

BMO TCH Corporate Income Fund

Investment Objective:
To maximize total return consistent with current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.19%	0.19%	0.19%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses	0.44%	0.26%	0.19%
Total Annual Fund Operating Expenses	0.63%	0.45%	0.63%
Fee Waiver and Expense Reimbursement(3)	(0.04)%	0.00%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.59%	0.45%	0.59%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2018. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $100 million of average daily net assets, 0.19% on the next $150 million of average daily net assets, 0.15% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired
Fund Fees and Expenses) from exceeding 0.59% for Class Y, 0.55% for Class I, and 0.59% for Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class A
1 Year	$ 60	$ 46	$ 408
3 Years	$198	$144	$ 541
5 Years	$347	$252	$ 685
10 Years	$782	$567	$1,105
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in corporate debt securities, including convertible debt securities. Although the Fund will invest primarily in U.S. dollar denominated securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds,” and non-U.S. dollar denominated foreign debt securities. The Fund also may invest

Fixed Income Funds	85

BMO TCH Corporate Income Fund (cont.)

in U.S. government securities, asset-backed and mortgage-backed securities, and U.S. dollar denominated foreign debt securities.
The Fund’s sub-adviser is Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to fifteen years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its maturity date.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less

86	Fixed Income Funds

BMO TCH Corporate Income Fund (cont.)

liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2009-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was (0.93)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	10.90%
Worst quarter	6/30/2013	(2.82)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 12/22/2008)
Return Before Taxes	6.47%	4.28%	8.21%
Return After Taxes on Distributions	5.11%	2.62%	6.32%
Return After Taxes on Distributions and Sale of Fund Shares	3.64%	2.54%	5.75%
Class Y (Inception 12/22/2008)
Return Before Taxes	6.33%	4.16%	8.03%
BCI (reflects no deduction for fees, expenses or taxes)	6.18%	3.23%	6.46%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.62%	2.61%	5.81%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	2.63%	3.15%
BCI (reflects no deduction for fees, expenses or taxes)	6.18%	3.64%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.62%	2.74%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y and Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Barclays U.S. Credit Index (BCI) is an index that covers U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.
The Lipper Core Plus Bond Funds Index (LCPBFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Sub-Adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.
Portfolio Managers. Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Kimball, Vice President and a Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since

Fixed Income Funds	87

BMO TCH Corporate Income Fund (cont.)

February 2012. Ms. Mardarovici, Vice President and a Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since December 2012. Mr. Reda, a Portfolio Manager of TCH, joined TCH in 2001 and has co-managed the Fund since December 2015. Ms. Woodward, President and a Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since December 2015.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

88	Fixed Income Funds

BMO TCH Core Plus Bond Fund

Investment Objective:
To maximize total return consistent with current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.13%	0.13%	0.13%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses	0.45%	0.20%	0.20%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.59%	0.34%	0.59%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2018. Under the investment advisory agreement, the Fund pays a management fee of 0.25% on the Fund’s first $100 million of average daily net assets, 0.16% on the next $150 million of average daily net assets, 0.12% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class A
1 Year	$ 60	$ 35	$ 408
3 Years	$189	$109	$ 532
5 Years	$329	$191	$ 668
10 Years	$738	$431	$1,062
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, mortgage-backed and U.S. government securities. Although the Fund will invest primarily in securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.” While the Fund’s assets are predominantly U.S. dollar denominated, the Fund also may invest up to 20% of its assets in non-U.S. dollar denominated foreign debt securities, all or a portion of which may be emerging markets debt securities.
The Fund’s investment strategy is referred to as “Core Plus” because the Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, has the ability to add high yield securities and emerging markets debt securities to a core portfolio of investment grade fixed income securities. TCH’s strategy for maximizing total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective

Fixed Income Funds	89

BMO TCH Core Plus Bond Fund (cont.)

maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Emerging Markets Risks. Investments in emerging markets can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time.

90	Fixed Income Funds

BMO TCH Core Plus Bond Fund (cont.)

The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2009-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was (1.22)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	5.69%
Worst quarter	6/30/2013	(2.96)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 12/22/2008)
	1 Year	5 Years	Since Inception
Return Before Taxes	4.78%	2.93%	6.09%
Return After Taxes on Distributions	3.53%	1.58%	4.48%
Return After Taxes on Distributions and Sale of Fund Shares	2.69%	1.62%	4.14%
Class Y (Inception 12/22/2008)
Return Before Taxes	4.52%	2.70%	5.83%
BBUABI (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.88%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.62%	2.61%	5.81%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	0.84%	1.82%
BBUABI (reflects no deduction for fees, expenses or taxes)	3.54%	2.36%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.62%	2.74%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y and Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bloomberg Barclays U.S. Aggregate Bond Index (BBUABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.
The Lipper Core Plus Bond Funds Index (LCPBFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Sub-Adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

Fixed Income Funds	91

BMO TCH Core Plus Bond Fund (cont.)

Portfolio Managers. Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Kimball, Vice President and a Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since February 2012. Ms. Mardarovici, Vice President and a Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since December 2012. Mr. Reda, a Portfolio Manager of TCH, joined TCH in 2001 and has managed the Fund since December 2015. Ms. Woodward, President and a Portfolio Manager of TCH, joined TCH in 2007 and has managed the Fund since December 2015.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

92	Fixed Income Funds

BMO High Yield Bond Fund

Investment Objective:
To maximize total return consistent with current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 117 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 118 of this Prospectus and “How to Buy Shares” beginning on page B-38 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	1.25%	1.25%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.76%	2.01%
Fee Waiver and Expense Reimbursement(3)	(1.10)%	(1.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.66%	0.91%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A
1 Year	$ 67	$ 440
3 Years	$ 447	$ 856
5 Years	$ 851	$1,297
10 Years	$1,982	$2,521
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in a diversified portfolio of domestic and foreign high yield, high risk fixed income securities (also referred to as “junk bonds”) within the non-investment grade corporate bond market. The Fund may invest in high yield, high risk fixed income securities of any maturity. The Fund seeks to generate excess returns by effectively balancing risk and reward through vigorous asset selection criteria and continuous monitoring of portfolio positions.
The Adviser follows a disciplined investment approach that emphasizes fundamental credit analysis. Macroeconomic and market analysis also contribute to portfolio structure and security selection. The portfolio is continuously monitored to determine the risk and reward characteristics of each security.

Fixed Income Funds	93

BMO High Yield Bond Fund (cont.)

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Corporate Debt Securities Risks. Corporate debt securities are fixed income securities issued by businesses. The market value of corporate debt may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the market place. Corporate issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because a thin trading market for such securities may exist.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions.
Management Risks. The Adviser's judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.

94	Fixed Income Funds

BMO High Yield Bond Fund (cont.)

Class I—Annual Total Returns (calendar years 2012-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 0.94%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2016	4.27%
Worst quarter	9/30/2015	(3.74)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	Since Inception
Class I (Inception 12/29/2011)
Return Before Taxes	6.61%	4.43%	5.47%
Return After Taxes on Distributions	4.12%	1.77%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares	3.71%	2.19%	3.08%
MLHYMCI (reflects no deduction for fees, expenses or taxes)	7.48%	5.81%	7.38%
LHYBFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.53%	5.22%	6.86%

	1 Year	Since Inception
Class A (Inception 5/27/2014)
Return Before Taxes	2.65%	2.22%
MLHYMCI (reflects no deduction for fees, expenses or taxes)	7.48%	4.75%
LHYBFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.53%	3.96%
Performance prior to March 7, 2017 reflects the Fund’s performance with its previous subadviser, Monegy, Inc.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (MLHYMCI) is a market-value- weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Its securities have maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default, and the index is restricted to a maximum of 2% per issuer.
The Lipper High Yield Bond Funds Index (LHYBFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Ronald Salinas and Janelle Woodward have co-managed the Fund since March 2017. Mr. Salinas, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2017. Ms. Woodward, Head of Fixed Income and a Managing Director of the Adviser, joined the Adviser in 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.

Fixed Income Funds	95

BMO High Yield Bond Fund (cont.)

Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

96	Fixed Income Funds

BMO Government Money Market Fund

Investment Objective:
To provide current income consistent with stability of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.19%	0.19%
Distribution (12b-1) Fees	None	None
Other Expenses	0.31%	0.06%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.51%	0.26%
Fee Waiver and Expense Reimbursement(3)	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.46%	0.21%
(1)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2018. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $2 billion of average daily net assets, 0.185% on the next $2 billion of average daily net assets, 0.17% on the next $2 billion of average daily net assets, 0.155% on the next $2 billion of average daily net assets, and 0.14% on assets in excess of $8 billion.
(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Premier Class
1 Year	$ 47	$ 22
3 Years	$159	$ 79
5 Years	$280	$141
10 Years	$636	$326
Principal Investment Strategies
The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities and in repurchase agreements secured by such obligations (collectively referred to as U.S. government securities). The Fund operates as a “government money market fund” within the meaning of Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act). As such, the Fund invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are collateralized fully (as defined in Rule 2a-7 under the 1940 Act). The Fund invests its assets in high quality, short-term money market instruments and repurchase agreements.
The Fund may invest only in securities which have been determined by the Adviser to present minimal credit risks to the Fund, based on the Adviser’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength. U.S. government securities present minimal credit risk by definition under applicable regulation. The Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors.
The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home

Money Market Funds	97

BMO Government Money Market Fund (cont.)

Loan Banks (FHLBs), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in the securities of governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the 1940 Act, which requires, among other things, the Fund to meet certain requirements as to portfolio quality, diversification, maturity, and liquidity.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Regulatory Changes Risk. The SEC adopted changes to the rules that govern the way in which money market funds are operated which took effect in 2016. These changes: (i) categorized all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their total assets in U.S. government securities, cash, and/or repurchase agreements that are collateralized fully (as defined in Rule 2a-7 under the 1940 Act); (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes also amended the diversification, stress testing, and disclosure requirements applicable to money market funds. Further regulatory actions could impact the Fund’s operations, universe of potential investment options, and return potential.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of

98	Money Market Funds

BMO Government Money Market Fund (cont.)

investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at bmofunds.com.
Premier Class—Annual Total Returns (calendar years 2008-2017)
The return for the Premier Class shares of the Fund from January 1, 2018 through September 30, 2018 was 1.14%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2008	0.89%
Worst quarter	3/31/2014	0.00%
7-Day Net Yield as of December 31, 2017 was 0.84%.
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Premier Class (Inception 5/28/2004)	0.70%	0.18%	0.37%
Class Y (Inception 5/17/2004)	0.45%	0.10%	0.27%
INGMMI (reflects no deduction for fees, expenses or taxes)	0.46%	0.11%	0.21%
LUSGMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.73%	0.20%	0.35%
The iMoneyNet, Inc. Government Money Market Index (INGMMI) is an average of money funds with investment objectives similar to that of the Fund.
The Lipper U.S. Government Money Market Funds Index (LUSGMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Global Head of Money Markets and Short Duration and a Managing Director of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and Portfolio Manager of the Adviser, joined the Adviser in 1996.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio managers determine sufficient liquidity exists in those markets using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Checkwriting. Write a check in an amount of at least $250.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Money Market Funds	99

BMO Tax-Free Money Market Fund

Investment Objective:
To provide current income exempt from federal income tax consistent with stability of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses	0.36%	0.11%
Total Annual Fund Operating Expenses	0.56%	0.31%
Fee Waiver and Expense Reimbursement(1)	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	0.45%	0.20%
(1)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Premier Class
1 Year	$ 46	$ 20
3 Years	$168	$ 89
5 Years	$302	$163
10 Years	$691	$382
Principal Investment Strategies
The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments, and other high-quality, short-term tax-exempt obligations maturing in 397 calendar days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including federal alternative minimum tax (AMT).
To maintain principal preservation, the Adviser places a strict emphasis on credit research. Using fundamental analysis, the Adviser develops an approved list of issuers and securities that meet the Adviser’s standards for minimal credit risk. The Adviser continually monitors the credit risks of all of the Fund’s portfolio securities on an ongoing basis by reviewing financial data. The Fund may invest only in securities which have been determined by the Adviser to present minimal credit risks to the Fund, based on the Adviser’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.
The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in interest rates. In seeking to achieve this objective, the Adviser targets a dollar-weighted average portfolio maturity of 60 calendar days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth, current and expected interest rates and inflation, and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, the Adviser seeks to position the Fund to take advantage of yield enhancing opportunities.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended, which requires, among other things, the Fund to meet certain requirements as to portfolio quality, diversification, maturity, and liquidity.

100	Money Market Funds

BMO Tax-Free Money Market Fund (cont.)

Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.
Demand Instruments Risks. The Fund's right to obtain payment at par on a demand instrument upon demand may be negatively impacted by events impacting issuer’s ability to pay the par value that occur between the date the Fund elects to redeem the instrument and the date redemption proceeds are due.
Fees and Gates Risks. The Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Fund’s weekly liquid assets were to fall below a designated threshold, subject to the discretion of the Fund’s Board. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a liquidity fee in the default amount of 1% of the value of shares redeemed unless the Board determines that not doing so is in the best interests of the Fund, or that a higher or lower fee level (up to 2% of the value of shares redeemed) is in the best interests of the Fund.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Regulatory Changes Risk. The SEC adopted changes to the rules that govern the way in which money market funds are operated which took effect in 2016. These changes: (i) categorized all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their total assets in U.S. government securities, cash, and/or repurchase agreements that are collateralized fully (as defined in Rule 2a-7 under the 1940 Act); (iii) require institutional funds to operate with a floating net asset value;

Money Market Funds	101

BMO Tax-Free Money Market Fund (cont.)

and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes also amended the diversification, stress testing, and disclosure requirements applicable to money market funds. Further regulatory actions could impact the Fund’s operations, universe of potential investment options, and return potential.
Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at bmofunds.com.
Premier Class—Annual Total Returns (calendar years 2008-2017)
The return for the Premier Class shares of the Fund from January 1, 2018 through September 30, 2018 was 0.89%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2018	0.72%
Worst quarter	3/31/2015	0.00%
7-Day Net Yield as of December 31, 2017 was 1.10%.
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Premier Class (Inception 6/29/2005)	0.69%	0.24%	0.57%
Class Y (Inception 9/22/2004)	0.44%	0.13%	0.40%
IMNTFNR (reflects no deduction for fees, expenses or taxes)	0.39%	0.11%	0.26%
LTEMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.49%	0.14%	0.27%
The iMoneyNet, Inc. Fund Report/Tax-Free National Retail Index (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.
The Lipper Tax-Exempt Money Market Funds Index (LTEMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Robert Wimmel, Thomas Byron, and Brian Sipich co-manage the Fund. Mr. Wimmel, Head of Tax Exempt Fixed Income and a Managing Director of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2016. Mr. Byron, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2016. Mr. Sipich, a Vice President and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2016.
Purchase and Sale of Fund Shares
The Fund operates as a retail money market fund. Accordingly, investments in the Fund are limited to accounts beneficially owned by natural persons.
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio managers determine sufficient liquidity exists in those markets using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

102	Money Market Funds

BMO Tax-Free Money Market Fund (cont.)

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Checkwriting. Write a check in an amount of at least $250.
Tax Information
The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Money Market Funds	103

BMO Prime Money Market Fund

Investment Objective:
To provide current income consistent with stability of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	None	None
Other Expenses	0.37%	0.12%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.53%	0.28%
Fee Waiver and Expense Reimbursement(2)	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.46%	0.21%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Premier Class
1 Year	$ 47	$ 22
3 Years	$163	$ 83
5 Years	$289	$150
10 Years	$658	$349
Principal Investment Strategies
The Fund invests in high quality, short-term money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments, U.S. government obligations, municipal securities, repurchase agreements, and funding agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations and financial institutions. The Fund may invest only in securities which have been determined by the Adviser to present minimal credit risks to the Fund, based on the Adviser’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength. The Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), which requires, among other things, the Fund to meet certain requirements as to portfolio quality, diversification, maturity, and liquidity.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The

104	Money Market Funds

BMO Prime Money Market Fund (cont.)

Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.
Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on the underlying obligations.
Bank Instruments Risks. Bank instruments are unsecured interest-bearing deposits with banks, including bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Changes in economic, regulatory, or political conditions or other events that affect the banking industry, may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.
Demand Instruments Risks. The Fund's right to obtain payment at par on a demand instrument upon demand may be negatively impacted by events impacting issuer’s ability to pay the par value that occur between the date the Fund elects to redeem the instrument and the date redemption proceeds are due.
Fees and Gates Risks. The Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Fund’s weekly liquid assets were to fall below a designated threshold, subject to the discretion of the Fund’s Board. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a liquidity fee in the default amount of 1% of the value of shares redeemed unless the Board determines that not doing so is in the best interests of the Fund, or that a higher or lower fee level (up to 2% of the value of shares redeemed) is in the best interests of the Fund.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of

Money Market Funds	105

BMO Prime Money Market Fund (cont.)

the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Regulatory Changes Risk. The SEC adopted changes to the rules that govern the way in which money market funds are operated which took effect in 2016. These changes: (i) categorized all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their total assets in U.S. government securities, cash, and/or repurchase agreements that are collateralized fully (as defined in Rule 2a-7 under the 1940 Act); (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes also amended the diversification, stress testing, and disclosure requirements applicable to money market funds. Further regulatory actions could impact the Fund’s operations, universe of potential investment options, and return potential.
Sovereign Debt Securities Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden, or government monetary policy. In the event of a default on sovereign debt, the Fund also may have limited legal recourse against the defaulting government entity.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at bmofunds.com.
Premier Class—Annual Total Returns (calendar years 2008-2017)
The return for the Premier Class shares of the Fund from January 1, 2018 through September 30, 2018 was 1.30%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2008	0.99%
Worst quarter	6/30/2014	0.00%
7-Day Net Yield as of December 31, 2017 was 1.06%.
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Premier Class (Inception 4/3/2000)	0.91%	0.26%	0.55%
Class Y (Inception 11/23/1992)	0.66%	0.15%	0.40%
MFRA (reflects no deduction for fees, expenses or taxes)	0.54%	0.14%	0.30%
LMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.65%	0.16%	0.35%
The iMoneyNet, Inc. Money Fund Report Averages (MFRA) is an average of money funds with investment objectives similar to that of the Fund.
The Lipper Money Market Instrument Funds Index (LMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Global Head of Money Markets and Short Duration and a Managing Director of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and Portfolio Manager of the Adviser, joined the Adviser in 1996.
Purchase and Sale of Fund Shares
The Fund operates as a retail money market fund. Accordingly, investments in the Fund are limited to accounts beneficially owned by natural persons.

106	Money Market Funds

BMO Prime Money Market Fund (cont.)

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio managers determine sufficient liquidity exists in those markets using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Checkwriting. Write a check in an amount of at least $250.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Money Market Funds	107

BMO Institutional Prime Money Market Fund

Investment Objective:
To provide current income consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	None	None
Other Expenses	0.40%	0.14%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.56%	0.30%
Fee Waiver and Expense Reimbursement(2)	(0.10)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.46%	0.21%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Premier Class
1 Year	$ 47	$ 22
3 Years	$169	$ 87
5 Years	$303	$160
10 Years	$692	$372
Principal Investment Strategies
The Fund invests in short-term, high quality money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments, U.S. government obligations, municipal securities, repurchase agreements, and funding agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations, and financial institutions. The Fund invests only in securities which have been determined by the Adviser to present minimal credit risks to the Fund, based on the Adviser’s consideration of a number of factors including, to the extent appropriate, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, positions within the industry, and industry strength. The Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), which requires, among other things, the Fund to meet certain requirements as to portfolio quality, diversification, maturity, and liquidity.
Unlike a traditional stable net asset value (NAV) money market fund, the Fund does not seek to maintain a stable share price. The Fund’s share price, which is its NAV per share, “floats” to reflect changes in the market values of the portfolio holdings. The Fund is not limited to institutional investors, and is available to retail investors as well.

108	Money Market Funds

BMO Institutional Prime Money Market Fund (cont.)

Principal Risks
You could lose money by investing in the Fund. Because the share price of the Fund fluctuates, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.
The Fund does not seek to maintain a stable share price of $1.00; its net asset value per share fluctuates due to unrealized appreciation and depreciation and realized losses and gains. As a result, the Adviser believes shareholders of the Fund may be less motivated to redeem shares solely in an effort to act before depreciation and losses are reflected in the share price. However, no guarantee exists that the Fund will not experience redemptions based upon unrealized depreciation, realized losses or other factors. Further, investors should expect the value of their investment to vary and reflect the current market value of the Fund’s holdings.
Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on the underlying obligations.
Bank Instruments Risks. Bank instruments are unsecured interest-bearing deposits with banks, including bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Changes in economic, regulatory, or political conditions or other events that affect the banking industry, may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.
Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.
Demand Instruments Risks. The Fund's right to obtain payment at par on a demand instrument upon demand may be negatively impacted by events impacting issuer’s ability to pay the par value that occur between the date the Fund elects to redeem the instrument and the date redemption proceeds are due.
Fees and Gates Risks. The Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Fund’s weekly liquid assets were to fall below a designated threshold, subject to the discretion of the Fund’s Board. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a liquidity fee in the default amount of 1% of the value of shares redeemed unless the Board determines that not doing so is in the best interests of the Fund, or that a higher or lower fee level (up to 2% of the value of shares redeemed) is in the best interests of the Fund.
Floating Net Asset Value Risk. The Fund does not maintain a stable NAV per share. The value of the Fund’s shares is calculated to four decimal places and will vary reflecting the value of the portfolio of investments held by the Fund. It is possible to lose money by investing in the Fund.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors

Money Market Funds	109

BMO Institutional Prime Money Market Fund (cont.)

including government policy, inflation expectations, and supply and demand.
Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Illiquidity may result from political, economic, or issuer specific events or overall market disruptions. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.
Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.
Market Risks. The values of, and/or the income generated by, securities held by the Fund may decline if the financial condition of the entities in which the Fund invests declines or if overall market and economic conditions deteriorate. Different sectors of the market and different security types may react differently to changes in economic conditions. If the value of the Fund’s investments goes down, you may lose money.
Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.
Regulatory Changes Risk. The SEC adopted changes to the rules that govern the way in which money market funds are operated which took effect in 2016. These changes: (i) categorized all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their total assets in U.S. government securities, cash, and/or repurchase agreements that are collateralized fully
(as defined in Rule 2a-7 under the 1940 Act); (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes also amended the diversification, stress testing, and disclosure requirements applicable to money market funds. Further regulatory actions could impact the Fund’s operations, universe of potential investment options, and return potential.
Sovereign Debt Securities Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden, or government monetary policy. In the event of a default on sovereign debt, the Fund also may have limited legal recourse against the defaulting government entity.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns for the 2017 calendar year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at bmofunds.com.
Premier Class—Annual Total Returns (calendar year 2017)

110	Money Market Funds

BMO Institutional Prime Money Market Fund (cont.)

The return for the Premier Class shares of the Fund from January 1, 2018 through September 30, 2018 was 1.33%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2017	0.27%
Worst quarter	3/31/2017	0.17%
7-Day Net Yield as of December 31, 2017 was 1.09%.
Average Annual Total Returns through 12/31/17
	1 Year	Since Inception
Premier Class (Inception 6/3/2016)	0.93%	0.76%
Class Y (Inception 6/3/2016)	0.68%	0.51%
MFRA (reflects no deduction for fees, expenses or taxes)	0.54%	0.41%
LIMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	1.08%	0.87%
The iMoneyNet, Inc. Money Fund Report Averages (MFRA) is an average of money funds with investment objectives similar to that of the Fund.
The Lipper Institutional Money Market Funds Index (LIMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since its inception in 2016. Mr. Arts, Global Head of Money Markets and Short Duration and a Managing Director of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and Portfolio Manager of the Adviser, joined the Adviser in 1996.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.
Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio managers determine sufficient liquidity exists in those markets using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Money Market Funds	111

Additional Information Regarding Principal Investment Strategies and Risks

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval. In addition, each Fund that has adopted a non-fundamental policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the types of securities suggested by such Fund’s name will provide shareholders with at least 60 days’ notice of any change in this policy. The GOVERNMENT MONEY MARKET FUND also must provide shareholders with at least 60 days’ notice of any change in its non-fundamental policy to invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are collateralized fully (as defined in Rule 2a-7 under the 1940 Act). The ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, and INTERMEDIATE TAX-FREE FUND, which have each adopted a fundamental policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the types of securities suggested by its name, may only change this policy with shareholder approval. The TAX-FREE MONEY MARKET FUND may only change its policy to invest its assets so that 80% of the annual income it distributes will be exempt from federal income tax, including the federal AMT, with shareholder approval.
Additional information regarding the other investment techniques used by the Funds and the risks associated with various investment strategies is provided below.
Other Investment Techniques

Securities Lending.  Although securities lending is not a principal investment strategy, each Fund (other than the MONEY MARKET FUNDS) may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral and will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay a Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend income” for federal income tax purposes and will generally be taxable as ordinary income for federal income tax purposes.
Loans are subject to termination at the option of a Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it may terminate a loan in anticipation of any important vote. A Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks. In addition, the Fund may be affected adversely if the borrower is unable to furnish additional collateral or return the loaned portfolio securities when requested as required under the securities lending agreement.
Temporary Defensive Investments.  To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market, economic, political, or other conditions, or when it receives large cash inflows, each Fund (except the MONEY MARKET FUNDS) may temporarily use a different investment strategy by investing up to 100% of its assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). Each MONEY MARKET FUND may take temporary defensive positions by holding cash, shortening its dollar weighted average maturity, or investing in other eligible securities. This may cause a Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, a Fund may not achieve its investment objective.
Additional Principal Risk Information

Cybersecurity Risks.  With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.

112	Additional Information Regarding Principal Investment Strategies and Risks

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

In addition, substantial costs may be incurred to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, inherent limitations exist in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively affected.
Liquidity Risks–Money Market Funds.  Significant redemptions by large investors in a Fund could have a material adverse effect on a Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. In an attempt to combat this risk and in conjunction with changes to the money market fund rules which went into effect on October 14, 2016, the MONEY MARKET FUNDS adopted policies and procedures for imposing liquidity fees on redemptions or temporarily suspending redemptions (“gating”) if a Fund’s weekly liquid assets fall below a certain threshold and the Board determines such actions to be in the best interest of the Fund. Among other requirements, a MONEY MARKET FUND (other than the GOVERNMENT MONEY MARKET FUND) must impose a 1% liquidity fee on shareholder redemptions if a Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, unless the Board determines that not doing so is in the best interests of the Fund, or that a higher or lower fee level (up to 2% of the value of shares redeemed) is in the best interests of the Fund. If the weekly liquid assets of a Fund (other than the GOVERNMENT MONEY MARKET FUND) fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or gate redemptions for a period of not more than 10 business days in any 90 day period. The Board has chosen not to subject the GOVERNMENT MONEY MARKET FUND to a liquidity fee or redemption gate, and may do so in the future only with advance notice to shareholders.
Multi-Style Management Risks.  Because portions of the ALTERNATIVE STRATEGIES FUND’S assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in the same securities. Certain Sub-Advisers may be purchasing securities at the same time that others may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets among the various investment strategies and Sub-Advisers. Further, in the event that a proxy vote exists related to a security in which the Adviser and Sub-Advisers have taken opposite positions, proxies may be voted in a conflicting manner.
Portfolio Turnover Risks.  A Fund’s portfolio turnover rate may vary from year to year. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs (such as brokerage commissions), which may negatively affect a Fund’s performance.
Regulatory Risks.  Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. On July 21, 2015, rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Volcker Rule) went into effect. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the Adviser, from engaging in proprietary trading of certain instruments and limits such entities’ investments in and relationships with “covered funds,” as defined in the rules.
During 2016, the SEC’s money market fund reform rules took effect. These rules: (i) categorize all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their total assets in U.S. government securities, cash, and/or repurchase agreements that are collateralized fully (as defined in Rule 2a-7 under the 1940 Act); (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes, which also amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Funds’ investment strategies, operations, and/or return potential. Further regulatory actions could impact the Funds’ operations, universe of potential investment options, and return potential.
Regulation Under the Commodity Exchange Act.  The Adviser is registered as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the CFTC and is subject to CFTC regulation with respect to its management of the ALTERNATIVE STRATEGIES FUND and GLOBAL LONG/SHORT EQUITY FUND. The CFTC has adopted rules regarding the disclosure, reporting, and recordkeeping requirements that will apply with respect to the Funds as a

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Additional Information Regarding Principal Investment Strategies and Risks (cont.)

result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Adviser as the Funds’ CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Funds, their investment strategies, or this prospectus.
For all Funds other than the ALTERNATIVE STRATEGIES FUND and GLOBAL LONG/SHORT EQUITY FUND, the Adviser has claimed an exclusion from registration as a CPO in accordance with Rule 4.5 under the CEA and, therefore, is not subject to registration or regulation as a CPO with respect to those Funds.
Sub-Adviser and Strategy Concentration Risks.  With respect to the ALTERNATIVE STRATEGIES FUND, because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of investing in a limited number of investment strategies. In addition, certain of the Sub-Advisers may have limited experience managing registered investment companies. Registered investment companies, unlike the private or hedge funds that the Sub-Advisers typically manage, are subject to daily cash flows from investors and to certain legal and tax-related restrictions on investments.

114	Additional Information Regarding Principal Investment Strategies and Risks

How to Buy Shares

Who Can Invest in the BMO Funds?  Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.
Shares of the Funds are qualified for sale only in the United States and its territories and possessions. The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.
The TAX-FREE MONEY MARKET FUND and PRIME MONEY MARKET FUND are operated as retail money market funds. Accordingly, each Fund has adopted policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons, as required by amended Rule 2a-7 under the 1940 Act. In order to comply with amended Rule 2a-7, the TAX-FREE MONEY MARKET FUND and PRIME MONEY MARKET FUND may redeem investors who are not natural persons. Each Fund will provide written notification of its intent at least 60 days prior to any such involuntary redemptions. Neither the Funds nor the Adviser will be responsible for any loss or tax liability resulting from an involuntary redemption.
How Do I Purchase Shares?  You may purchase shares through a broker/dealer, investment professional, or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.
The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. You may meet the minimum investment amount for Class A, Class I, or
Premier Class shares by aggregating multiple accounts with common ownership or discretionary control within a Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class A, Class I, or Premier Class shares if the aggregate amount invested by the adviser or consultant in a Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.
The minimum initial investment amount for Class I shares is $1 million per Fund. This requirement may be met by investments through financial intermediary omnibus accounts. In addition, no minimum initial investment amount exists for certain employer-sponsored retirement plans (operated pursuant to Code sections 401(a), 401(k), 403(b), and 457) where a financial intermediary provides retirement recordkeeping services to plan participants with the use of omnibus accounts held on the books of a Fund. Also, if approved in advance by Fund management, the minimum investment amount for Class I shares may be waived for (i) broker-dealer managed account or wrap programs that charge an asset-based fee; (ii) registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services; or (iii) private bank and trust company managed accounts or wrap programs that charge an asset-based fee.
The minimum investment for Class I and Premier Class shares does not apply to current employees of BMO Financial Corp. and/or its affiliates, the spouse or domestic partner or children of a current employee of BMO Financial Corp. or its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I and Premier Class shares in this manner are not eligible to participate in the Systematic Investment Program or Checkwriting described in the tables below.
If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees and investment minimums, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.
Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds - U.S. Services at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.
Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds - U.S. Services, any Authorized

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Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.
You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”
When Can Shares Be Purchased?  You can buy the shares of a Fund (other than the MONEY MARKET FUNDS) on any day the New York Stock Exchange (NYSE) is open for regular session trading. You can buy the shares of the MONEY MARKET FUNDS on any day the Federal Reserve Bank of New York (Federal Reserve) is open for business and, alternatively, on any day the U.S. government securities markets are open and the MONEY MARKET FUND’s portfolio manager determines sufficient liquidity exists in those markets. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV) plus any applicable sales charge. The NAV is calculated for each Fund (other than the MONEY MARKET FUNDS) at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. The NAV for the TAX-FREE MONEY MARKET FUND is determined daily at 11:00 a.m. (Central Time). The NAV for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND is determined daily at 4:00 p.m. (Central Time). The NAV for the INSTITUTIONAL PRIME MONEY MARKET FUND is determined daily at 2:00 p.m. (Central Time). For purchase orders for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), BMO Funds - U.S. Services will use its best efforts to accept and process such purchase orders that day; however, no guarantee exists that BMO Funds - U.S. Services will be able to do so. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed. If the U.S. government securities markets close early, the MONEY MARKET FUNDS reserve the right to determine their NAV at earlier times under those circumstances.
How is NAV Calculated?  Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. Each Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.
The MONEY MARKET FUNDS (other than the INSTITUTIONAL PRIME MONEY MARKET FUND) use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), to determine their respective NAVs. Under new requirements of Rule 2a-7, which became effective in October 2016, the INSTITUTIONAL PRIME MONEY MARKET FUND is not permitted to use the amortized cost method to value fixed income securities (except those with remaining maturities of 60 days or less at the time of purchase). Accordingly, its NAV “floats,” reflecting changes in market values of the Fund’s portfolio securities.
In determining the NAV for all other Funds, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.
Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. Investments in ETFs are valued at market prices.
Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at

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fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.
Certain securities held by the Funds, primarily in the INTERNATIONAL AND GLOBAL FUNDS, may be listed on foreign exchanges that trade on days when a Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Funds value their securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.
The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events), or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service uses statistical data based on historical performance of securities and markets and other data in developing factors used to estimate fair value for that day.
Redemption Fee.  Your redemption or exchange proceeds may be reduced by a redemption fee of 2.00% (INTERNATIONAL AND GLOBAL FUNDS and GLOBAL LONG/SHORT EQUITY FUND) if you redeem or exchange shares of a Fund less than 30 days after the purchase of such shares. The redemption fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in a
Fund’s shares. See “How to Redeem and Exchange Shares— Will I Be Charged a Fee for Redemptions?,” “Additional Conditions for Redemption—Exchange Privilege,” and “Additional Conditions for Redemptions—Frequent Traders” below.
Purchase of Class A Shares
Class A Shares – Sales Charge.  The applicable sales charge for the purchase of Class A shares depends on the Fund in which you invest, as set forth in the following table:
Equity Funds, Global and International Funds, and Alternative Funds
Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	5.00%	5.26%	5.00%
$50,000-$99,999	4.00	4.17	4.00
$100,000-$249,999	3.25	3.36	3.25
$250,000-$499,999	2.50	2.56	2.50
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	1.00
$5,000,000-$9,999,999	0.00	0.00	0.75
$10,000,000-$49,999,999	0.00	0.00	0.50
$50,000,000 and above	0.00	0.00	0.25
*	For purchases of $1,000,000 and above, a Contingent Deferred Sales Charge (CDSC) of 1.00% will apply to shares redeemed within 18 months of purchase.
Strategic Income and High Yield Bond Funds
Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%	3.63%	3.50%
$100,000-$249,999	3.00	3.09	3.00
$250,000-$499,999	2.25	2.30	2.25
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	1.00
$5,000,000-$9,999,999	0.00	0.00	0.75
$10,000,000-$49,999,999	0.00	0.00	0.50
$50,000,000 and above	0.00	0.00	0.25
*	For purchases of $1,000,000 and above, a CDSC of 1.00% will apply to shares redeemed within 18 months of purchase.

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How to Buy Shares (cont.)

Intermediate Tax-Free, TCH Corporate Income, and TCH Core Plus Bond Funds
Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%	3.63%	3.50%
$100,000-$249,999	3.00	3.09	3.00
$250,000-$499,999	2.25	2.30	2.25
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	0.55
$5,000,000-$9,999,999	0.00	0.00	0.50
$10,000,000-$49,999,999	0.00	0.00	0.40
$50,000,000 and above	0.00	0.00	0.25
*	For purchases of $1,000,000 and above, a CDSC of 0.55% will apply to shares redeemed within 18 months of purchase.
Ultra Short Tax-Free, Short Tax-Free, and Short-Term Income Funds
Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	2.00%	2.04%	2.00%
$50,000-$99,999	1.50	1.52	1.50
$100,000-$249,999	1.00	1.01	1.00
$250,000 and above	0.00	0.00	0.00
*	Purchases of $250,000 and above of these Funds are not subject to a CDSC.
The term “offering price” includes any applicable sales charge. Some or all of the sales charges may be paid as concessions to Authorized Dealers, as that term is defined under “How Do I Purchase Shares?” above.
Class A Shares – Waivers and Reductions of Sales Charges.
Investments of $1,000,000 or More. No initial sales charge exists on a lump sum Class A share purchase of the Funds of $1,000,000 or more ($250,000 or more for the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, and SHORT-TERM INCOME FUND), nor on any purchase into a Class A account with an accumulated value of $1,000,000 (or $250,000, as applicable) or more. However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, a CDSC of 1.00% or 0.55%, as applicable, may be imposed on such shares based on the lesser of original cost or current market value, determined on a first-in, first-out basis. The CDSC generally will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Waivers of Sales Charges” below. Also, the CDSC generally will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charge Waivers” below. Purchases of ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, and SHORT-TERM INCOME FUND are not subject to a CDSC.
Waivers of Sales Charges. For the following categories of investors and circumstances, Class A shares may be purchased at net asset value, without payment of any front-end sales charge that would otherwise apply:
•	Banks, broker-dealers, and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program, or other program in which the clients pay an asset-based fee;
•	Registered representatives and other employees of affiliated or unaffiliated selling agents having a selling agreement with the Distributor;
•	Employer-sponsored defined contribution–type plans, including 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (IRA) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor to service such accounts;
•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code of 1986, as amended (Code);
•	Direct rollovers (i.e., a rollover of Fund shares and not a reinvestment of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund or another BMO Fund;
•	Trustees or other fiduciaries purchasing Class A shares for employee benefit plans of employers with ten or more employees;
•	Reinvested dividends and capital gain distributions; or
•	In the Funds’ discretion, shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a BMO Fund is a party.

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Other purchases of Class A shares may be made without a sales charge from time to time in the Funds’ sole discretion. In addition, purchases of Class A shares may be made without a sales charge if your Authorized Dealer agrees to a waiver of such sales charges. Whether a sales charge waiver is available for your retirement plan or charitable account depends on the policies and procedures of your Authorized Dealer. Please consult your Authorized Dealer for more information.
Reductions of Sales Charges. The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent:
•	Individual or joint accounts;
•	Roth and traditional IRAs, Simplified Employee Pension accounts (SEPs), and Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs);
•	Tax Sheltered Custodial Accounts (TSCAs);
•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;
•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;
•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;
•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and
•	Investments in wrap accounts.
The following accounts are not eligible for account value aggregation:
•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); and
•	Accounts invested in Class I, Class R6, and Premier Class shares of the Funds.
Contingent Deferred Sales Charge Waivers. In the following circumstances, the CDSC will not be charged upon the redemption of Class A shares:
•	In the event of the shareholder’s death;
•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;
•	Purchased through reinvestment of dividend and capital gain distributions;
•	In an account that has been closed because it falls below the minimum account balance;
•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.
•	That result from returns of excess contributions made to retirement plans or IRAs, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;
•	Shares initially purchased by an employee benefit plan; or
•	In the Funds’ discretion, shares issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the BMO Fund is a party.
Class A Shares – Letter Of Intent
A shareholder may sign a letter of intent committing to purchase a certain amount of the same Class A shares within a 13-month period to combine such purchases in calculating the applicable sales charge. The Funds’ custodian will hold shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed shares will be released to his/her account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.
While this letter of intent will not obligate the shareholder to purchase the Class A shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A shares of any Fund, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase made within the past 90 days. Prior trade prices will not be adjusted.
Class A Shares – Rights of Accumulation
The sales charge you pay to purchase Class A shares of a Fund may be reduced or eliminated by:
•	combining concurrent purchases of Class A shares by you, your spouse, and your children under age 21;
•	combining concurrent purchases of Class A shares of two or more BMO Funds;

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How to Buy Shares (cont.)

•	accumulating purchases (in calculating the sales charge on an additional purchase, you may count the current NAV of previous Class A share purchases still invested in a BMO Fund);
•	signing a letter of intent to purchase a specific dollar amount of Class A shares within 13 months (call your investment representative for an application and more information); or
•	accumulating purchases of shares of other BMO Funds with subsequent purchases of the BMO Funds’ Class A shares that do not otherwise qualify for the Funds’ reduced sales charges.
If your investment qualifies for a reduced sales charge due to accumulation of purchases, including due to accumulation of investments in other mutual funds held at BMO Financial Corp., you or your investment representative must notify BMO Funds at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales charge. You may be required to provide information or records to verify your eligibility for a sales charge reduction. This may include account statements of family members and information regarding shares held in accounts with your financial professional or another BMO entity. Additional information concerning sales load breakpoints is available in the SAI. Sales load and breakpoint discount information is also available, free of charge and in a clear and prominent format, on the Funds’ website at bmofunds.com.
Purchase of Class R Shares.  Class R6 shares are available generally to retirement plans established under Code sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R6 shares also are available generally to retirement plans where plan level or omnibus accounts are held on the books of BMO Harris Bank N.A. Class R6 shares also are available generally to fee-based wrap programs or through retirement plan intermediaries that have an agreement with the Fund’s distributor specifically for the sale of such shares and to other registered investment companies. Class R6 shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.
Class R6 shares are sold without any initial sales charge or CDSC and are not subject to 12b-1, shareholder servicing, or administrative services fees.
Rule 12b-1 Plan.  The Funds have adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.25% of the Class A assets to the distributor and financial intermediaries for the sale and distribution of each Fund’s Class A shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Important Information About Procedures for Opening a New Account.  The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information. If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

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Fund Purchase Easy Reference Table

Minimum Investments
Class Y
• To open an account–$1,000
• To add to an account (including through a Systematic Investment Program)–$50
Class I
• To open an account–$1,000,000 (EQUITY, INTERNATIONAL and GLOBAL, ALTERNATIVE and FIXED INCOME FUNDS)
Class A
• To open an account–$1,000
• To add to an account (including through a Systematic Investment Program)–$50
Class R6
• To open an account–Contact BMO Funds - U.S. Services
Premier Class
• To open an account–$10,000,000
Phone 1-800-236-FUND (3863)
• Contact BMO Funds - U.S. Services.
• Complete an application for a new account.
• Once you have opened an account and if you have not opted out of telephone privileges on your account application or by a subsequent authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.
Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:
BMO Funds - U.S. Services P.O. Box 219006 Kansas City, MO 64121-9006
• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

How to Buy Shares	121

How to Buy Shares (cont.)

Wire
• Notify BMO Funds - U.S. Services and request wire instructions at 1-800-236-FUND (3863).
• Mail a completed account application to the Fund at the address above under “Mail.”
• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.
Systematic Investment Program
• You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds - U.S. Services receives the order.
• Call BMO Funds - U.S. Services at 1-800-236-FUND (3863) to apply for this program.
BMO Funds Website
• You may purchase Fund shares at bmofunds.com if you have not opted out of this feature included as part of telephone privileges on the account application.
Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.
• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.
• All checks should be made payable to “BMO Funds.”
• The maximum ACH purchase amount is $100,000.

Employer-Sponsored Retirement Plans
• Eligible retirement plans may open an account and purchase Class R6 shares by contacting an Authorized Dealer. Additional shares may be purchased through the plan’s administrator or recordkeeper.

122	How to Buy Shares

How to Redeem and Exchange Shares

How Do I Redeem Shares?  You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.
Clients of BMO Harris Bank or BMO Harris Financial Advisors should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds - U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds - U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.
Redemption requests for the Funds (other than the MONEY MARKET FUNDS) must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Redemption requests for the TAX-FREE MONEY MARKET FUND must be accepted by 11:00 a.m. (Central Time) for shares to be redeemed at that day’s NAV. Redemption requests for the INSTITUTIONAL PRIME MONEY MARKET FUND must be accepted by 2:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. Redemption requests for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND must be accepted by 4:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. For redemption requests for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), BMO Funds - U.S. Services will use its best efforts to accept and process such redemption requests that day; however, no guarantee exists that BMO Funds - U.S. Services will be able to do so. Different cut-off times for redemption requests through an Authorized Dealer may be imposed by the Authorized Dealer. Please contact your Authorized Dealer for more information.
All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is received, regardless of the method by which the redemption proceeds are paid. The Funds will meet redemption requests with cash on hand, by selling portfolio securities, or by utilizing a line of credit or interfund lending arrangement. The Funds also may meet redemption requests by redeeming shares in-kind, although the Funds do not intend to do so. These redemption methods will be used regularly and also may be used in stressed market conditions.
Will I Be Charged a Fee for Redemptions?  A contingent deferred sales charge (CDSC) applies to Class A shares of the Funds redeemed within 18 months of purchase for purchases of $1,000,000 or more in an amount of 0.55% of the amount redeemed with respect to the INTERMEDIATE TAX-FREE FUND, TCH CORPORATE INCOME FUND, and TCH CORE PLUS BOND FUND and 1.00% of the amount redeemed with respect to all other applicable Funds. Purchases of the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, and SHORT-TERM INCOME FUND are not subject to a CDSC. For applicable Funds, the CDSC is based on the lesser of original cost or current market value of the shares being redeemed. You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds - U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2.00% short-term redemption fee (INTERNATIONAL AND GLOBAL FUNDS and GLOBAL LONG/SHORT EQUITY FUND only) on shares that have been held for less than 30 days when redeemed (other than shares acquired through reinvestments of net capital gain or net investment income distributions), determined on a first-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

How to Redeem and Exchange Shares	123

How to Redeem and Exchange Shares (cont.)

Fund Redemption Easy Reference Table

Certain redemption requests may require a medallion guarantee. See “Additional Conditions for Redemption– Medallion Guarantee” below for details.
Phone 1-800-236-FUND (3863)
• Contact BMO Funds - U.S. Services.
• If you have not opted out of the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.
• Not available to retirement accounts, for which redemptions must be done in writing.
Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:
BMO Funds - U.S. Services P.O. Box 55931 Boston, MA 02205-5931
• For additional assistance, call BMO Funds - U.S. Services at 1-800-236-FUND (3863).
Wire/Electronic Transfer
• Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.
• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.
• Each wire transfer is subject to a $10 fee, except for wire transfers from the MONEY MARKET FUNDS.
• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.
Systematic Withdrawal Program
• If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.
• Contact BMO Funds - U.S. Services to apply for this program.

124	How to Redeem and Exchange Shares

How to Redeem and Exchange Shares (cont.)

BMO Funds Website
• You may redeem Fund shares at bmofunds.com if you have not opted out of this feature included as part of telephone privileges on the account application..

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.
Checkwriting (Money Market Funds (Class Y) Only)
• You can redeem shares of any MONEY MARKET FUND by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.
• Your check is treated as a redemption order for Fund shares equal to the amount of the check.
• A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”
• Checks cannot be used to close your Fund account balance.
• Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

How to Redeem and Exchange Shares	125

Additional Conditions for Redemption

Medallion Guarantees.  A medallion signature guarantee is a guarantee by a financial institution that a signature is genuine and is used in connection with transferring securities to protect against unauthorized transfers. In the following instances, you must have a medallion guarantee on written redemption requests:
•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;
•	when you want the redemption payable to someone other than the shareholder of record; or
•	when your redemption is to be sent to an address of record that was changed within the last 30 days.
Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.
Limitations on Redemption Proceeds.  Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:
•	to allow your purchase payment to clear;
•	during periods of market volatility; or
•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.
You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.
Corporate Resolutions.  Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.
Redemption in Kind.  The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold and shareholders may incur brokerage costs when converting these securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The subsequent sale of securities received in kind may result in taxable gains or realized losses for federal income tax purposes.
Exchange Privilege.  You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge (and with respect to Class A shares, if you have previously paid a sales charge), provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange of shares of the INTERNATIONAL AND GLOBAL FUNDS and the GLOBAL LONG/SHORT EQUITY FUND, if less than 30 days after purchase, may be subject to a 2.00% short-term redemption fee. See “Will I Be Charged a Fee for Redemptions?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.
You must have a medallion guarantee if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.
Exchanges by Telephone.  If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds - U.S. Services, you may telephone instructions to BMO Funds - U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds (other than the TAX-FREE MONEY MARKET FUND and INSTITUTIONAL PRIME MONEY MARKET FUND) before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable. Telephone exchange instructions must be received before 11:00 a.m. (Central Time) with respect to the TAX-FREE MONEY MARKET FUND and 2:00 p.m. (Central Time) with respect to the INSTITUTIONAL PRIME MONEY MARKET FUND for shares to be exchanged at that day’s NAV and to receive a dividend of the Fund into which you exchange, if applicable.
The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.
Conversion Privilege.  Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not

126	Additional Conditions for Redemption

Additional Conditions for Redemption (cont.)

result in a capital gain or loss for federal income tax purposes. However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend, or terminate this conversion feature at any time.
Frequent Traders.  The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative, and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.
The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares. The Board has not adopted the Market Timing Policy for the MONEY MARKET FUNDS because the MONEY MARKET FUNDS are typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the MONEY MARKET FUNDS to facilitate frequent trading in other BMO Funds in violation of the Market Timing Policy.
Each Fund monitors and enforces the Market Timing Policy through:
•	the termination of a shareholder’s purchase and/or exchange privileges;
•	selective monitoring of trade activity; and
•	the imposition of a 2.00% short-term redemption fee for redemptions or exchanges of shares of the INTERNATIONAL AND GLOBAL FUNDS and the GLOBAL LONG/SHORT EQUITY FUND within 30 days after purchase of such shares, determined on a first-in, first-out basis.
The redemption fee is deducted from redemption proceeds and is paid directly to the applicable Fund.
A redemption of shares acquired as a result of reinvesting distributions is not subject to the redemption fee. The redemption fee may not apply to shares redeemed in the case of death, through an automatic, nondiscretionary rebalancing or asset allocation program, trade error correction, and involuntary redemptions imposed by the Fund or a financial intermediary. In addition, the redemption fee will not apply to certain transactions, including redemptions due to disability or hardship, forfeitures, required minimum distributions, systematic withdrawals, shares purchased through a systematic purchase plan, return of excess contributions, and loans. The redemption fee also will not apply to transactions in (i) retirement accounts (for example, IRA accounts and qualified employee benefit plans); (ii) broker-dealer managed account or wrap programs that charge an asset-based fee; (iii) registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services; or (iv) private bank and trust company managed accounts or wrap programs that charge an asset-based fee. The Funds’ officers may, in their sole discretion, authorize waivers of the short-term redemption fee in other limited circumstances that do not indicate market timing strategies. All waivers authorized by the officers are reported to the Board.
Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.
The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or

Additional Conditions for Redemption	127

Additional Conditions for Redemption (cont.)

limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

128	Additional Conditions for Redemption

Account and Share Information

Fund Transactions Through BMO Funds Website.  If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at bmofunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.
Online Conditions.  Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:
	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50 By wire: $1,000	By ACH: $50,000 By wire: $50,000
Exchanges:	$50	$100,000
Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.
You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.
Online Risks.  If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds - U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.
Confirmations and Account Statements.  You will receive confirmation of purchases, redemptions, and exchanges (except for systematic program transactions). In addition, you will receive annual account statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request copies of historical account statements for a fee of $10 per Fund per year requested.
Distributions of Net Investment Income and Net Capital Gains.  A distribution of net investment income is the money or shares paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money or shares paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities. Distributions of net investment income, if any, of the FIXED INCOME FUNDS and MONEY MARKET FUNDS are declared daily and paid monthly. Provided that your order is received in proper form, payment in “good funds” is received and your order is accepted by the time a Fund’s NAV is calculated, you will receive distributions declared that day. You will continue to receive distributions declared through, and including, the day you redeem your shares.
Distributions of net investment income, if any, of the EQUITY FUNDS are declared and paid quarterly. The INTERNATIONAL and GLOBAL FUNDS and ALTERNATIVE FUNDS declare and pay distributions of net investment income annually. Distributions of net investment income are paid to all shareholders invested in the EQUITY FUNDS, INTERNATIONAL and GLOBAL FUNDS and ALTERNATIVE FUNDS on the record date, which is the date on which a shareholder must officially own shares to earn a distribution.
In addition, each Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund without a sales charge, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. You will be taxed in the same manner whether you receive your distributions in cash or additional Fund shares.

Account and Share Information	129

Account and Share Information (cont.)

If you purchase shares just before a Fund (other than a MONEY MARKET FUND) declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution. Other than a distribution of tax-exempt interest received from the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, or INTERMEDIATE TAX-FREE FUND, the distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax deferred arrangement such as an IRA or a 401(k) plan.
Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.
Accounts with Low Balances.  Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y or Class A shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Class I or Premier Class shares may be converted to Class Y or Class A shares if your account balance falls below the required minimum of $1,000,000 or $10,000,000, as applicable. Before shares are redeemed to close an account or converted from Class I or Premier Class shares to Class Y or Class A shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. A redemption by the Fund may result in a taxable gain or loss.
Multiple Classes.  The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.
Tax Information

Federal Income Tax.  Each Fund intends to qualify and elect to be treated as a Regulated Investment Company (RIC) under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. No assurance exists that a Fund will satisfy all requirements to be taxed as a RIC.
The Funds will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income, tax-exempt income, or net capital gains in cash or in additional shares of a Fund. Distributions from a Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income. For non-corporate shareholders, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be used to offset a shareholder’s losses from other investments. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long term capital gains, regardless of how long such shareholder has held shares of such Fund. Fund distributions from the LOW VOLATILITY EQUITY FUND, DIVIDEND INCOME FUND, LARGE-CAP VALUE FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, SMALL-CAP VALUE FUND, SMALL-CAP CORE FUND, GLOBAL LOW VOLATILITY EQUITY FUND and ALTERNATIVE STRATEGIES FUND are expected to consist of both investment company taxable income and net capital gains. Fund distributions from the MID-CAP GROWTH FUND, SMALL-CAP GROWTH FUND, DISCIPLINED INTERNATIONAL EQUITY FUND, PYRFORD INTERNATIONAL STOCK FUND, LGM EMERGING MARKETS EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND are expected to primarily consist of net capital gains and Fund distributions of the SHORT-TERM INCOME FUND, STRATEGIC INCOME FUND, TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, HIGH YIELD BOND FUND, and MONEY MARKET FUNDS are expected to primarily consist of investment company taxable income.
It is anticipated that the distributions from the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, and TAX-FREE MONEY MARKET FUND will primarily consist of interest income that is generally exempt from regular federal income tax, although a portion of such Funds’ distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. Each such Fund may invest up to 20% of its assets in securities that produce income subject to federal AMT for non-corporate shareholders. You may owe tax on a portion of your distributions if federal AMT applies to you. You may be

130	Account and Share Information

Account and Share Information (cont.)

subject to federal income tax on any net capital gains distributed or deemed to be distributed by these Funds.
Certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions (other than tax-exempt distributions made by the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, and TAX-FREE MONEY MARKET FUND) are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.
Distributions generally are taxed when received. However, distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, such Fund may be eligible to elect to “pass through” to you foreign taxes that it pays. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.
Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares.
Any loss realized upon the sale, exchange or redemption of shares of the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, or TAX-FREE MONEY MARKET FUND that were held for six months or less will be disallowed to the extent of any tax-exempt distributions received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.
With respect to the INSTITUTIONAL PRIME MONEY MARKET FUND, because the Fund may not maintain a stable share price, there may be tax consequences to you if you dispose of your shares in the Fund, for example, through redemption, exchange, or sale. Unless you choose to adopt a simplified “NAV method” of accounting (described below), the amount of any gain or loss and the rate of tax will be determined under the rules described in the immediately preceding paragraph. However, If you elect to adopt the simplified NAV method of accounting available under proposed regulations, rather than compute gain or loss on every taxable sale, redemption or other disposition of Fund shares as described above, you would generally determine your gain or loss based on the change in the aggregate value of your Fund shares during a computation period (such as your taxable year), reduced by your net investment (i.e., purchases minus sales) in those Fund shares during the computation period. Under the simplified NAV method, any resulting capital gain or loss would be reportable on a net basis and treated as a short-term capital gain or loss, provided that you hold the shares as a capital asset. The Internal Revenue Service (IRS) has also issued guidance indicating that the wash sale rules described above will not apply to taxpayers who use the simplified NAV method of accounting with respect to shares redeemed from a floating NAV money market fund.
If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including distributions of tax-exempt interest) and redemption proceeds, at the rate set forth in the Code. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal

Account and Share Information	131

Account and Share Information (cont.)

income tax liability, provided the appropriate information is furnished to the IRS.
This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.
Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI). Monthly portfolio holdings for all Funds other than the MONEY MARKET FUNDS are disclosed at www.bmo.com/gam/
funds/g/us/home/prospectus-and-fund-docs approximately thirty days after the end of each month. With respect to the MONEY MARKET FUNDS, the portfolio holdings are disclosed on the website no later than five business days after month-end for at least the previous six months.

132	Account and Share Information

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Management of the BMO Funds.  The Board governs the Funds and oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling the portfolio securities for the Funds and any underlying funds (except the PYRFORD INTERNATIONAL STOCK FUND, LGM EMERGING MARKETS EQUITY FUND, TCH CORPORATE INCOME FUND, and TCH CORE PLUS BOND FUND, and portions of the ALTERNATIVE STRATEGIES FUND). The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.
The Adviser has entered into a sub-advisory contract with the following subadvisers, pursuant to which each subadviser manages the Fund or Funds indicated.
Sub-Adviser(s)	Fund(s) Managed
Taplin, Canida & Habacht, LLC (TCH)*	BMO TCH Corporate Income BMO TCH Core Plus Bond
Pyrford International Ltd. (Pyrford)*	BMO Pyrford International Stock
LGM Investments Limited (LGM Investments)*	LGM Emerging Markets Equity
CTC myCFO, LLC (CTC)* Cramer Rosenthal McGlynn, LLC (Cramer Rosenthal) BMO Asset Managed Limited (BMO AM Limited)* Graham Capital Management, L.P. (Graham)	BMO Alternative Strategies
* Affiliate of the Adviser.
Adviser’s Background.  The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a publicly-held Canadian diversified financial services company. As of August 31, 2018, the Adviser had approximately $40.5 billion in assets under management, of which approximately $12.9 billion was in the BMO Funds’ assets.
The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.
Sub-Advisers’ Background.  TCH is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. TCH is a wholly-owned subsidiary of the Adviser. As of August 31, 2018, TCH had approximately $11.1 billion in assets under management. TCH’s address is 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131.
Pyrford is a registered investment adviser that provides asset management services to institutional clients, including pension funds, insurance companies, registered mutual funds, private investment funds, charities, endowments and other corporate entities. Pyrford is a wholly-owned subsidiary of the Bank of Montreal Capital Markets (Holdings) Limited, a BMO Financial Group company. As part of BMO’s private client group, Pyrford provides wealth management services to clients in North America, the Middle East, UK, and Europe. As of August 31, 2018, Pyrford had approximately $10.1 billion in assets under management. Pyrford’s address is 95 Wigmore Street, London, United Kingdom.
LGM Investments is a registered investment adviser founded in 1995 that specializes in Asia Pacific, global emerging market, and frontier equities and provides investment management services to pension funds, foundations, government organizations, mutual funds, high net worth individuals, hedge funds, and other funds sponsored by subsidiaries of LGM Investments’ parent company, LGM (Bermuda) Limited (together with its subsidiaries, “LGM”). LGM Investments is a wholly-owned subsidiary of LGM and an indirect wholly-owned subsidiary of BMO. As of August 31, 2018, LGM Investments had approximately $5.1 billion in assets under management. LGM Investments’ address is 95 Wigmore Street, London, United Kingdom.
BMO AM Limited is a registered investment adviser that provides investment management services to various types of clients. BMO AM Limited is an affiliate of the Adviser. As of August 31, 2018, BMO AM Limited has approximately $114.9 billion in assets under management. BMO AM Limited’s registered office address is Exchange House, Primrose Street, London, United Kingdom EC2A 2NY.
CTC is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. CTC is a wholly-owned subsidiary of BMO Financial Corp. As of August 31, 2018, CTC had approximately $14.0 billion in assets under management. CTC’s address is 2200 Geng Road, Suite 100, Palo Alto, California 94303.
BMO is the ultimate parent company of the Adviser, TCH, Pyrford, LGM Investments, BMO AM Limited, and CTC. Accordingly, the Adviser, TCH, Pyrford, LGM Investments, BMO AM Limited, and CTC are affiliates.
Cramer Rosenthal is a registered investment adviser that provides investment management services to various types of clients, including individuals, pooled investment vehicles, other corporations and trusts. As of August 31, 2018, Cramer Rosenthal had approximately $5.6 billion in assets under

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management. Cramer Rosenthal’s address is 520 Madison Avenue, 20th Floor, New York, New York, 10022.
Graham is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of August 31, 2018, Graham had approximately $14.8 billion in assets under management. Graham’s address is 40 Highland Avenue, Rowayton, Connecticut 06853.
Not all of the Sub-Advisers listed for the ALTERNATIVE STRATEGIES FUND may be actively managing the Fund at all times. Subject to the oversight of the Board of Directors, the Adviser may temporarily allocate Fund assets away from a Sub-Adviser. Situations in which the Adviser may make such determination include changes in the level of assets in the Fund, changes to the Adviser’s view of the Sub-Adviser’s current opportunities, changes in a Sub-Adviser’s personnel, or a Sub-Adviser’s adherence to an investment strategy.
All fees of the Funds’ sub-advisers are paid by the Adviser.
Manager-of-Managers Exemptive Order.  BMO Funds, Inc. and the Adviser received an exemptive order from the SEC on June 10, 2015 that permits the Adviser, subject to certain conditions, to terminate an existing sub-adviser or hire a new, wholly-owned or non-affiliated sub-adviser for a Fund, to materially amend the terms of particular agreements with a sub-adviser, or to continue the employment of an existing sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement, which is commonly referred to as a “manager-of-managers” investment strategy, is currently used by the ALTERNATIVE STRATEGIES FUND and also has been approved by the Board of Directors and the sole initial shareholder of the DISCIPLINED INTERNATIONAL EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND. Additionally, any other Fund may rely on the exemptive order, subject to shareholder approval and so long as it: (i) is advised by the Adviser; (ii) uses the manager-of managers structure that is described in the exemptive application; and (iii) complies with the terms and conditions of the exemptive application. Consequently, under the exemptive order, the Adviser has the right to hire, terminate, and replace sub-advisers when the Board of Directors and the Adviser determine that a change would benefit a Fund.
Pursuant to the conditions imposed by the exemptive order, if a new sub-adviser is retained, shareholders of the affected Fund will receive notification of the change within 90 days, and the Corporation will make available and maintain the notification on its website for 90 days thereafter. The exemptive order also exempts a Fund from certain requirements to disclose the compensation paid by the Adviser to the sub-adviser. The manager-of-managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit advisory fees paid by a Fund to be increased or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.
Fund-of-Funds Exemptive Order.  BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.
Portfolio Managers.  The following individuals have primary responsibility for the day-to-day management of each respective Fund’s portfolio. The Funds’ Statement of Additional Information provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.
LOW VOLATILITY EQUITY FUND: David A. Corris, Jason C. Hans, Ernesto Ramos, Ph.D., and Jay Kaufman co-manage the LOW VOLATILITY EQUITY FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since April 2013. He joined the Adviser in 2008 where he currently serves as Head of Disciplined Equities and a Managing Director. He is a CFA Charterholder.
•	Mr. Hans has co-managed the Fund since its inception in September 2012. He joined the Adviser in 2008 where he currently serves as a Director and Portfolio Manager. He is a CFA Charterholder.
•	Dr. Ramos has co-managed the Fund since its inception in September 2012. He joined the Adviser in 2005 where he currently serves as Managing Director, Active Equities.
•	Mr. Kaufman has co-managed the Fund since December 2015. He joined the Adviser in 2010 where he currently serves as a Director and Portfolio Manager.
DIVIDEND INCOME FUND: Kenneth Conrad, Ph.D., and Casey J. Sambs co-manage the DIVIDEND INCOME FUND. Both

134	BMO Funds Information

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members of the team share investment decision making responsibilities with respect to the Fund.
•	Dr. Conrad has co-managed the Fund since April 2013. He joined the Adviser in 2008 where he currently serves as a Director and Portfolio Manager. He is a CFA Charterholder.
•	Mr. Sambs has co-managed the Fund since April 2013. He joined the Adviser in 2001 where he currently serves as a Director and Portfolio Manager. He is a CFA Charterholder.
LARGE-CAP VALUE FUND: David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the LARGE-CAP VALUE FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since April 2013. His biographical information is described above.
•	Mr. Hans has co-managed the Fund since February 2012. His biographical information is described above.
•	Dr. Ramos has co-managed the Fund since February 2012. His biographical information is described above.
LARGE-CAP GROWTH FUND: David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the LARGE-CAP GROWTH FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since April 2013. His biographical information is described above.
•	Mr. Hans has co-managed the Fund since February 2012. His biographical information is described above.
•	Dr. Ramos has co-managed Fund since February 2012. His biographical information is described above.
MID-CAP VALUE FUND: David Corris and Thomas Lettenberger co-manage the MID-CAP VALUE FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Lettenberger has co-managed the Fund since October 2016. He joined the Adviser in 2005 where he currently serves as a Director and Portfolio Manager. He is a CFA Charterholder.
MID-CAP GROWTH FUND: David Corris and Thomas Lettenberger co-manage the MID-CAP GROWTH FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Lettenberger has co-managed the Fund since October 2016. His biographical information is described above.
SMALL-CAP VALUE FUND: David Corris and Thomas Lettenberger co-manage the SMALL-CAP VALUE FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Lettenberger has co-managed the Fund since October 2016. His biographical information is described above.
SMALL-CAP CORE FUND: David Corris and Thomas Lettenberger co-manage the SMALL-CAP CORE FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since its inception in 2013. His biographical information is described above.
•	Mr. Lettenberger has co-managed the Fund since its inception in 2013. His biographical information is described above.
SMALL-CAP GROWTH FUND: David Corris and Thomas Lettenberger co-manage the SMALL-CAP GROWTH FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Corris has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Lettenberger has co-managed the Fund since October 2016. His biographical information is described above.
GLOBAL LOW VOLATILITY EQUITY FUND: Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt co-manage the GLOBAL LOW VOLATILITY EQUITY FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kaufman has co-managed the Fund since December 2013. His biographical information is described above.
•	Dr. Ramos has co-managed the Fund since its inception in 2013. His biographical information is described above.
•	Mr. Rosenblatt has co-managed Fund since December 2016. He joined the Adviser in 2012 where he currently serves as a Director and Portfolio Manager.
DISCIPLINED INTERNATIONAL EQUITY FUND: Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt co-manage the DISCIPLINED INTERNATIONAL EQUITY FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kaufman has co-managed the Fund since its inception in 2015. His biographical information is described above.

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•	Dr. Ramos has co-managed the Fund since its inception in 2015. His biographical information is described above.
•	Mr. Rosenblatt has co-managed the Fund since December 2016. His biographical information is described above.
PYRFORD INTERNATIONAL STOCK FUND: Pyrford has managed the PYRFORD INTERNATIONAL STOCK FUND since its inception in December 2011. Tony Cousins, Daniel McDonagh, and Paul Simons co-manage the Fund. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Cousins has co-managed the Fund since December 2011. He joined Pyrford in 1989. He currently serves as Chief Executive Officer, Chief Investment Officer, and is a member of the Investment Strategy Committee.
•	Mr. McDonagh has co-managed the Fund since December 2011. He joined Pyrford in 1997. He currently serves as Head of Portfolio Management, Europe & UK and is a member of the Investment Strategy Committee.
•	Mr. Simons has co-managed the Fund since December 2011. He joined Pyrford in 1996. He currently serves as Head of Portfolio Management, Asia-Pacific and is a member of the Investment Strategy Committee.
LGM EMERGING MARKETS EQUITY FUND: LGM Investments and its affiliate LGM(HK) have managed the LGM EMERGING MARKETS EQUITY FUND since December 2011. Damian Bird, Irina Hunter, and Rishikesh Patel co-manage the Fund. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Bird has co-managed the Fund since July 2016. He joined LGM in 2015 where he serves as a Portfolio Manager. Previously, Mr. Bird was a Portfolio Manager at Infusive Asset Management from 2014 to 2015 and a Portfolio Manager at Arisaig Partners from 2008 to 2015. He is a CFA Charterholder.
•	Ms. Hunter has co-managed the Fund since December 2011. She joined LGM in 2007 where she serves as a Senior Portfolio Manager.
•	Mr. Patel has co-managed the Fund since March 2016. He joined LGM in 2006 where he currently serves as a Portfolio Manager.
ALTERNATIVE STRATEGIES FUND: Michael Dowdall manages the ALTERNATIVE STRATEGIES FUND. Mr. Dowdall has responsibility over all aspects of the Fund’s investment portfolio, including but not limited to, the evaluation of and portfolio allocations to Sub-Advisers, portfolio risk assessment, and the management of daily cash balances.
•	Mr. Dowdall has managed the Fund since March 2017. He joined the Adviser in 2016 where he serves as a Director and Portfolio Manager. Previously, Mr. Dowdall was an investment analyst with Lighthouse Investment Partners from 2010 to 2016. He is a CFA Charterholder.
GLOBAL LONG/SHORT EQUITY FUND: Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt co-manage the GLOBAL LONG/SHORT EQUITY FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kaufman has co-managed the Fund since its inception in 2015. His biographical information is described above.
•	Dr. Ramos has co-managed the Fund since its inception in 2015. His biographical information is described above.
•	Mr. Rosenblatt has co-managed the Fund since its inception in 2015. His biographical information is described above.
ULTRA SHORT TAX-FREE FUND: Robert Wimmel, Thomas Byron, and Brian Sipich co-manage the ULTRA SHORT TAX-FREE FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Wimmel has co-managed the Fund since August 2015. He joined the Adviser in 2015 where he serves as Head of Tax Exempt Fixed Income and a Managing Director. Previously, Mr. Wimmel was Head of Investment Grade Municipals at Invesco Advisers and held various positions there since 1996.
•	Mr. Byron has co-managed the Fund since October 2015. He joined the Adviser in 2015 where he serves as a Director and Portfolio Manager. Previously, Mr. Byron was a Portfolio Manager at Invesco Advisers since 2010 and served in various positions at Van Kampen Asset Management or its affiliates from 1981 to 2010.
•	Mr. Sipich has co-managed the Fund since October 2016. He joined the Adviser in 2015 where he serves as a Vice President and Portfolio Manager. Previously, Mr. Sipich was a quantitative analyst at Invesco Advisers and held various positions there since 2008. He is a CFA Charterholder.
SHORT TAX-FREE FUND: Robert Wimmel, Thomas Byron, and Brian Sipich co-manage the SHORT TAX-FREE FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Wimmel has co-managed the Fund since August 2015. His biographical information is described above.
•	Mr. Byron has co-managed the Fund since October 2015. His biographical information is described above.

136	BMO Funds Information

BMO Funds Information (cont.)

•	Mr. Sipich has co-managed the Fund since October 2016. His biographical information is described above.
SHORT-TERM INCOME FUND: Peter J. Arts and Boyd R. Eager co-manage the SHORT-TERM INCOME FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Arts has co-managed the Fund since February 2012. He joined the Adviser in 1994 where he serves as Global Head of Money Markets and Short Duration and a Managing Director.
•	Mr. Eager has co-managed the Fund since February 2012. He joined the Adviser in 1996 where he serves as a Director and Portfolio Manager.
INTERMEDIATE TAX-FREE FUND: Robert Wimmel, Thomas Byron, and Brian Sipich co-manage the INTERMEDIATE TAX-FREE FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Wimmel has co-managed the Fund since August 2015. His biographical information is described above.
•	Mr. Byron has co-managed the Fund since October 2015. His biographical information is described above.
•	Mr. Sipich has co-managed the Fund since October 2016. His biographical information is described above.
STRATEGIC INCOME FUND: Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward co-manage the STRATEGIC INCOME FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kimball has co-managed the Fund since 2013. He joined TCH in 2007 where he serves as Vice President and Portfolio Manager. He joined the Adviser in 2013 where he serves as a Director and Portfolio Manager. He is a CFA Charterholder.
•	Ms. Mardarovici has co-managed the Fund since 2013. She joined TCH in 2012 where she serves as Vice President and Portfolio Manager. She joined the Adviser in 2005 where she serves as a Director and Portfolio Manager. She is a CFA Charterholder.
•	Mr. Reda has co-managed the Fund since April 2017. He joined TCH in 2001 where he serves as Portfolio Manager. He joined the Adviser in 2017 where he serves as a Director and Portfolio Manager.
•	Ms. Woodward has co-managed the Fund since April 2017. She joined TCH in 2007 where she serves as President and Portfolio Manager. She joined the Adviser in 2017 where she serves as Head of Fixed Income and a Managing Director. She is a CFA Charterholder.
TCH CORPORATE INCOME FUND: Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the TCH CORPORATE INCOME FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kimball has co-managed the Fund since 2012. His biographical information is described above.
•	Ms. Mardarovici has co-managed the Fund since 2012. Her biographical information is described above.
•	Mr. Reda has co-managed the Fund since 2015. His biographical information is described above.
•	Ms. Woodward has co-managed the Fund since 2015. Her biographical information is described above.
TCH CORE PLUS BOND FUND: Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the TCH CORE PLUS BOND FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Kimball has co-managed the Fund since 2012. His biographical information is described above.
•	Ms. Mardarovici has co-managed the Fund since 2012. Her biographical information is described above.
•	Mr. Reda has co-managed the Fund since 2015. His biographical information is described above.
•	Ms. Woodward has co-managed the Fund since 2015. Her biographical information is described above.
HIGH YIELD BOND FUND: Ronald Salinas and Janelle Woodward co-manage the HIGH YIELD BOND FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Salinas has co-managed the Fund since March 2017. He joined TCH in 2003 where he serves as Portfolio Manager and Director of Research. He joined the Adviser in 2017 where he serves as a Director and Portfolio Manager. He is a CFA Charterholder.
•	Ms. Woodward has co-managed the Fund since March 2017. Her biographical information is described above.
GOVERNMENT MONEY MARKET FUND: Peter J. Arts and Boyd R. Eager co-manage the GOVERNMENT MONEY MARKET FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Arts has co-managed the Fund since February 2012. His biographical information is described above.
•	Mr. Eager has co-managed the Fund since February 2012. His biographical information is described above.

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TAX-FREE MONEY MARKET FUND: Robert Wimmel, Thomas Byron, and Brian Sipich co-manage the TAX-FREE MONEY MARKET FUND. All members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Wimmel has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Byron has co-managed the Fund since October 2016. His biographical information is described above.
•	Mr. Sipich has co-managed the Fund since October 2016. His biographical information is described above.
PRIME MONEY MARKET FUND: Peter J. Arts and Boyd R. Eager co-manage the PRIME MONEY MARKET FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Arts has co-managed the Fund since February 2012. His biographical information is described above.
•	Mr. Eager has co-managed the Fund since February 2012. His biographical information is described above.
INSTITUTIONAL PRIME MONEY MARKET FUND: Peter J. Arts and Boyd R. Eager co-manage the INSTITUTIONAL PRIME MONEY MARKET FUND. Both members of the team share investment decision making responsibilities with respect to the Fund.
•	Mr. Arts has co-managed the Fund since its inception in 2016. His biographical information is described above.
•	Mr. Eager has co-managed the Fund since its inception in 2016. His biographical information is described above.
Advisory Fees.  The Adviser is entitled to receive from each Fund an investment advisory fee equal to a percentage of each Fund’s average daily net assets (ADNA) at the rates, and subject to reduction at breakpoints for each Fund as shown in the following tables. Each rate and breakpoint was in effect for the full fiscal year ended August 31, 2018 and is currently in effect unless otherwise noted.
EQUITY FUNDS (except Large-Cap Value, Large-Cap Growth and Small-Cap Core), INTERNATIONAL and GLOBAL FUNDS (except Disciplined International Equity):
	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity	0.50%	0.49%	0.45%	0.40%
Dividend Income	0.50	0.49	0.45	0.40
Mid-Cap Value	0.685	0.67	0.57	0.51
Mid-Cap Growth	0.685	0.67	0.57	0.51
	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Small-Cap Value	0.685	0.68	0.62	0.61
Small-Cap Growth	0.685	0.68	0.62	0.61
Global Low Volatility Equity	0.65	0.64	0.60	0.55
Pyrford International Stock	0.735	0.72	0.62	0.56
LGM Emerging Markets Equity	0.90	0.89	0.85	0.80
FIXED INCOME FUNDS:
	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $100 million	on the next $150 million	on the next $250 million	in excess of $500 million
Ultra Short Tax-Free	0.20%	0.19%	0.17%	0.10%
Short Tax-Free	0.20	0.19	0.17	0.15
Short-Term Income	0.20	0.19	0.17	0.10
Intermediate Tax-Free	0.25	0.16	0.12	0.10
Strategic Income	0.25	0.20	0.20	0.20
TCH Corporate Income	0.20	0.19	0.15	0.10
TCH Core Plus Bond	0.25	0.16	0.12	0.10
High Yield Bond	0.50	0.50	0.50	0.50
LARGE-CAP VALUE, LARGE-CAP GROWTH, SMALL-CAP CORE, DISCIPLINED INTERNATIONAL EQUITY and ALTERNATIVE FUNDS (effective October 1, 2018 for Alternative Strategies and effective February 7, 2018 for Large-Cap Value and Large-Cap Growth):
	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $1 billion	on the next $1 billion	in excess of $2 billion
Large-Cap Value	0.35%	0.325%	0.30%
Large-Cap Growth	0.35	0.325	0.30
Small-Cap Core	0.65	0.625	0.60
Disciplined International Equity	0.60	0.575	0.55
Alternative Strategies	1.00	0.975	0.95
Global Long/Short Equity	1.00	0.975	0.95
MONEY MARKET FUNDS:

138	BMO Funds Information

BMO Funds Information (cont.)

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free	0.200	0.185	0.170	0.155	0.140
Prime	0.150	0.135	0.120	0.105	0.090
Institutional Prime	0.150	0.135	0.120	0.105	0.090
The following table reflects the investment advisory fee paid by each Fund as a percentage of a Fund’s ADNA in accordance with the fee schedule in effect during the fiscal year ended August 31, 2018, after taking into effect breakpoints and/or waivers by the Adviser during the period.
Fund	Advisory Fee Paid in Fiscal 2018
Low Volatility Equity Fund	0.37
Dividend Income Fund	0.36
Large-Cap Value Fund	0.39
Large-Cap Growth Fund	0.39
Mid-Cap Value Fund	0.68
Mid-Cap Growth Fund	0.61
Small-Cap Value Fund	0.52
Small-Cap Core Fund	0.18
Small-Cap Growth Fund	0.65
Global Low Volatility Equity Fund	0.32
Disciplined International Equity Fund	0.47
Pyrford International Stock Fund	0.71
LGM Emerging Markets Equity Fund	0.75
Alternative Strategies Fund	0.79
Global Long/Short Equity Fund(1)	(0.24)
Ultra Short Tax-Free Fund	0.09
Short Tax-Free Fund	0.12
Short-Term Income Fund	0.08
Intermediate Tax-Free Fund	0.12
Strategic Income Fund	0.13
TCH Corporate Income Fund	0.18
TCH Core Plus Bond Fund	0.13
High Yield Bond Fund(1)	(0.60)
Government Money Market Fund	0.14
Tax-Free Money Market Fund	0.09
Prime Money Market Fund	0.08
Institutional Prime Money Market Fund	0.06
(1)	The negative advisory fee represents the full waiver of the advisory fee plus additional reimbursement of fund expenses by the Adviser.
The Adviser has contractually agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business for all Funds and with respect to the ALTERNATIVE FUNDS, also excluding any dividend and interest expenses) from exceeding the percentage of the average daily net assets of the class of each Fund, as set forth in the “Fees and Expenses of the Fund” section and in the Funds’ SAI. This agreement may not be terminated prior to December 31, 2019 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.
In addition, the Adviser has the discretion to waive its fee for any Fund. Any such waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.
The Funds’ August 31, 2018 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract and sub-advisory contracts on behalf of the Funds.
Distributor.  BMO Investment Distributors, LLC (BID), a registered broker- dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.
Affiliate Services and Fees.  BMO Harris Bank provides services to the Funds (except for the INTERNATIONAL AND GLOBAL FUNDS and ALTERNATIVE FUNDS) as securities lending agent. For each such Fund, BMO Harris Bank receives a fee as compensation for its services as securities lending agent.
The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds - U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Class I, A, R6, or Premier Class shares of the Funds.
The Adviser is the administrator of the Funds and State Street Bank & Trust Company is the sub-administrator.
The Adviser, as administrator, is entitled to receive a fee from the Class Y, A, and I shares of each Fund (except the MONEY MARKET FUNDS) of 0.15% of each Fund’s ADNA.

BMO Funds Information	139

BMO Funds Information (cont.)

The Adviser, as administrator, is entitled to receive fees from the MONEY MARKET FUNDS at the following annual rates based on the aggregate ADNA of the MONEY MARKET FUNDS combined:
Fee	Combined ADNA
0.040%	on the first $2 billion
0.030	on the next $2 billion
0.025	on the next $2 billion
0.020	on the next $2 billion
0.010	on ADNA in excess of $8 billion
All fees of the sub-administrator are paid by the Adviser.
The Funds pay fees to the Distributor for the sale and distribution of Class A shares, pursuant to the Rule 12b-1 Plan. The Distributor generally uses the fees to compensate broker/dealers and may retain the fees in certain circumstances.
Payments to Financial Intermediaries.  From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser and Rule 12b-1 fees paid by the Funds to the Distributor) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

140	BMO Funds Information

Financial Highlights—Investor Class (Class Y) of Shares (For a share outstanding throughout each period)
The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions.
The information for the fiscal years ended August 31, 2014, 2015, 2016, 2017, and 2018 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2018, which is available free of charge from the Funds.
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Large-Cap Growth Fund
2018	$ 17.46	$ 0.07	$ 4.42	$ 4.49	$ —	$ (1.00)	$ (1.00)	$ 20.95	26.78%	0.92%	0.91%	0.28%	$ 65,365	57%
2017	15.34	0.06	3.03	3.09	(0.07)	(0.90)	(0.97)	17.46	21.30	1.03	1.00	0.34	74,359	75
2016	16.26	0.03	1.44	1.47	(0.02)	(2.37)	(2.39)	15.34	9.68	1.13	1.07	0.23	163,712	70
2015	17.94	(0.01)	0.93	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23	1.21	0.03	161,918	94
2014	15.08	0.01	4.34	4.35	(0.04)	(1.45)	(1.49)	17.94	30.33	1.24	1.24	0.03	97,738	67
Intermediate Tax-Free Fund
2018	11.37	0.30	(0.24)	0.06	(0.30)	(0.00)	(0.30)	11.13	0.53	0.55	0.55	2.65	870,195	45
2017	11.61	0.29	(0.21)	0.08	(0.29)	(0.03)	(0.32)	11.37	0.78	0.57	0.55	2.55	975,664	44
2016	11.26	0.25	0.37	0.62	(0.25)	(0.02)	(0.27)	11.61	5.56	0.57	0.55	2.19	1,241,387	42
2015	11.25	0.26	0.01	0.27	(0.26)	—	(0.26)	11.26	2.36	0.57	0.55	2.23	1,250,815	26
2014	10.66	0.28	0.59	0.87	(0.28)	(0.00)	(0.28)	11.25	8.29	0.61	0.55	2.58	1,003,132	35
Strategic Income Fund
2018	9.45	0.38	(0.37)	0.04	(0.41)	—	(0.41)	9.08	0.37	0.91	0.80	4.09	59,724	33
2017	9.43	0.23	0.08	0.31	(0.29)	—	(0.29)	9.45	3.32	0.90	0.80	2.46	73,488	65
2016	9.31	0.21	0.17	0.38	(0.26)	—	(0.26)	9.43	4.17	0.86	0.80	2.28	85,665	13
2015	9.36	0.22	—	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93	0.80	2.36	94,380	44
2014	9.17	0.20	0.24	0.44	(0.25)	—	(0.25)	9.36	4.87	0.92	0.80	2.21	105,888	129
TCH Corporate Income Fund
2018	13.20	0.40	(0.39)	0.01	(0.40)	(0.02)	(0.42)	12.79	0.05	0.63	0.59	3.08	102,523	31
2017	13.17	0.35	0.14	0.49	(0.35)	(0.11)	(0.46)	13.20	3.86	0.71	0.59	2.70	120,745	44
2016	12.33	0.45	0.89	1.34	(0.45)	(0.05)	(0.50)	13.17	11.23	0.72	0.59	3.65	82,643	62
2015	13.09	0.36	(0.71)	(0.35)	(0.36)	(0.05)	(0.41)	12.33	(2.73)	0.70	0.59	2.83	137,987	26
2014	12.39	0.44	0.91	1.35	(0.44)	(0.21)	(0.65)	13.09	11.20	0.74	0.59	3.32	78,347	25
TCH Core Plus Bond Fund
2018	11.79	0.32	(0.37)	(0.05)	(0.32)	(0.01)	(0.33)	11.41	(0.45)	0.58	0.58	2.70	61,251	45
2017	11.89	0.24	(0.02)	0.22	(0.28)	(0.04)	(0.32)	11.79	1.91	0.59	0.59	2.37	68,946	34
2016	11.42	0.34	0.48	0.82	(0.35)	(0.00)	(0.35)	11.89	7.36	0.59	0.59	3.00	508,030	39
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)	0.58	0.58	2.69	602,588	25
2014	11.32	0.31	0.66	0.97	(0.32)	(0.02)	(0.34)	11.95	8.68	0.62	0.59	2.66	517,753	44

Financial Highlights	141

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Government Money Market Fund
2018	$ 1.00	$ 0.01	$ 0.00	$ 0.01	$ (0.01)	$ (0.00)	$ (0.01)	$ 1.00	1.05%	0.50%	0.45%	1.03%	$ 747,981	— %
2017	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.24	0.50	0.42	0.24	814,242	—
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.53	0.29	0.01	268,417	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.53	0.08	0.01	101,593	—
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.54	0.07	0.01	105,267	—
Tax-Free Money Market Fund
2018	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.80	0.56	0.45	0.79	75,889	—
2017	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.37	0.57	0.45	0.33	76,029	—
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.06	0.53	0.26	0.03	90,098	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.16	0.01	142,052	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.20	0.01	131,175	—
Prime Money Market Fund
2018	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	1.25	0.52	0.45	1.24	193,006	—
2017	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.42	0.53	0.45	0.36	202,251	—
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.45	0.38	0.03	903,864	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.19	0.01	1,296,633	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.18	0.01	1,356,875	—
Institutional Prime Money Market Fund
2018	1.0001	0.0128	0.0000	0.0128	(0.0128)	(0.0000)	(0.0128)	1.0001	1.29	0.55	0.45	1.31	2,401	—
2017 (5)	1.00	0.0049	0.0001	0.0050	(0.0049)	(0.0000)	(0.0049)	1.0001	0.50	0.55	0.45	0.50	1,421	—
2016 (6)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.54	0.45	0.14	992	—
(1)	Annualized for periods less than one year.
(2)	Based on net asset value as of end of period date.
(3)	Not annualized for periods less than one year.
(4)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(5)	Effective October 3, 2016, the BMO Institutional Money Market Fund switched the valuation method of its securities from amortized cost to reflecting changes in market values, thus allowing the Fund’s NAV to
“float”. In connection with this change, the Fund’s per share NAV is now calculated to four decimals (e.g., $1.0000).
(6)	Reflects operations for the period from June 3, 2016 (inception date) to August 31, 2016.

142	Financial Highlights

Financial Highlights—Advisor Class (Class A) of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Low Volatility Equity Fund
2018	$14.36	$ 0.19	$ 1.76	$ 1.95	$(0.20)	$(0.39)	$(0.59)	$15.72	13.96%	1.03%	0.90%	1.25%	$25,571	43%
2017	13.79	0.20	0.74	0.94	(0.20)	(0.17)	(0.37)	14.36	6.94	1.03	0.90	1.47	31,624	56
2016	12.81	0.16	1.35	1.51	(0.17)	(0.36)	(0.53)	13.79	12.13	1.05	0.90	1.40	15,064	40
2015	13.20	0.14	0.55	0.69	(0.18)	(0.90)	(1.08)	12.81	5.22	1.12	0.90	1.12	1,162	47
2014 (5)	12.74	0.04	0.47	0.51	(0.05)	—	(0.05)	13.20	4.03	1.02	0.90	1.17	26	47
Dividend Income Fund
2018	14.51	0.28	2.67	2.95	(0.30)	(1.70)	(2.00)	15.46	21.90	1.04	0.90	2.07	6,092	39
2017 (6)	12.94	0.28	1.61	1.89	(0.21)	(0.11)	(0.32)	14.51	14.80	1.08	0.90	2.06	3,205	43
2016	12.59	0.30	1.11	1.41	(0.30)	(0.76)	(1.06)	12.94	11.89	1.08	0.90	2.44	78,531	51
2015	14.29	0.31	(0.76)	(0.45)	(0.33)	(0.92)	(1.25)	12.59	(3.63)	1.05	0.90	2.16	74,254	46
2014 (6)	13.57	0.08	0.71	0.79	(0.07)	—	(0.07)	14.29	5.84	1.08	0.90	2.09	26	45
Large-Cap Value Fund
2018	15.85	0.16	2.22	2.38	(0.19)	(1.45)	(1.64)	16.59	15.57	0.91	0.89	0.82	22,602	54
2017 (6)	14.14	0.08	1.93	2.01	(0.18)	(0.12)	(0.30)	15.85	14.33	1.02	1.00	0.49	25,061	62
2016	15.23	0.21	0.53	0.74	(0.22)	(1.61)	(1.83)	14.14	5.31	1.10	1.07	1.61	37	60
2015	17.04	0.13	(0.22)	(0.09)	(0.10)	(1.62)	(1.72)	15.23	(0.70)	1.22	1.21	0.80	28	72
2014 (5)	16.23	0.04	0.82	0.86	(0.05)	—	(0.05)	17.04	5.32	1.23	1.23	0.83	27	68
Large-Cap Growth Fund
2018	17.46	0.05	4.45	4.50	—	(1.00)	(1.00)	20.96	26.84	0.91	0.88	0.32	860	57
2017	15.34	0.03	3.06	3.09	(0.07)	(0.90)	(0.97)	17.46	21.30	1.03	1.00	0.39	808	75
2016	16.26	0.02	1.45	1.47	(0.02)	(2.37)	(2.39)	15.34	9.68	1.13	1.07	0.29	405	70
2015	17.94	0.00	0.92	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23	1.21	0.03	37	94
2014 (5)	16.81	0.01	1.12	1.13	—	—	—	17.94	6.72	1.24	1.24	0.17	26	67
Mid-Cap Value Fund
2018	11.91	0.11	1.17	1.28	(0.05)	(0.50)	(0.55)	12.64	10.89	1.25	1.24	0.79	55,151	64
2017	14.40	0.05	1.28	1.33	(0.05)	(3.77)	(3.82)	11.91	12.88	1.26	1.24	0.74	64,462	139
2016	15.02	0.11	0.86	0.97	(0.12)	(1.47)	(1.59)	14.40	7.27	1.23	1.23	0.90	39	24
2015	17.66	0.03	(0.59)	(0.56)	(0.02)	(2.06)	(2.08)	15.02	(3.55)	1.22	1.22	0.19	26	27
2014 (5)	16.61	0.01	1.04	1.05	—	—	—	17.66	6.32	1.20	1.20	0.31	27	30

Financial Highlights	143

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Mid-Cap Growth Fund
2018	$14.79	$(0.08)	$ 4.24	$ 4.16	$ —	$(0.99)	$(0.99)	$17.96	29.40%	1.31%	1.24%	(0.43)%	$16,399	63%
2017	16.26	(0.02)	2.11	2.09	(0.02)	(3.54)	(3.56)	14.79	16.73	1.37	1.24	(0.47)	17,945	157
2016	20.02	0.03	(0.91)	(0.88)	—	(2.88)	(2.88)	16.26	(4.23)	1.29	1.24	0.09	31	59
2015	23.93	(0.11)	(0.57)	(0.68)	—	(3.23)	(3.23)	20.02	(2.89)	1.25	1.24	(0.52)	28	53
2014 (5)	22.89	(0.04)	1.08	1.04	—	—	—	23.93	4.54	1.24	1.24	(0.63)	26	57
Small-Cap Value Fund
2018	13.30	0.03	2.57	2.60	—	(1.12)	(1.12)	14.78	20.32	1.41	1.24	0.25	4,741	70
2017 (6)	13.21	0.03	1.36	1.39	(0.04)	(1.26)	(1.30)	13.30	11.58	1.49	1.24	0.22	4,931	148
2016	12.72	0.03	0.98	1.01	—	(0.52)	(0.52)	13.21	8.23	1.39	1.24	0.17	42,615	39
2015	14.40	(0.02)	(0.85)	(0.87)	—	(0.81)	(0.81)	12.72	(6.18)	1.46	1.24	(0.46)	72,822	53
2014 (5)	13.99	(0.01)	0.42	0.41	—	—	—	14.40	2.93	1.46	1.24	(0.14)	26	43
Small-Cap Core Fund
2018	13.22	(0.01)	2.73	2.72	—	(0.83)	(0.83)	15.11	21.20	1.62	1.15	(0.04)	2,988	89
2017	11.57	(0.02)	1.88	1.86	(0.01)	(0.20)	(0.21)	13.22	16.09	1.83	1.15	(0.18)	2,612	90
2016	10.41	0.02	1.22	1.24	—	(0.08)	(0.08)	11.57	11.97	2.54	1.15	0.19	647	70
2015	10.38	(0.01)	0.04	0.03	—	—	—	10.41	0.29	5.02	1.15	(0.28)	629	64
2014 (5)	10.08	(0.01)	0.31	0.30	—	—	—	10.38	2.98	4.82	1.15	(0.30)	26	43
Small-Cap Growth Fund
2018	18.37	(0.12)	5.43	5.31	—	(2.08)	(2.08)	21.60	31.55	1.28	1.24	(0.47)	53,772	80
2017 (7)	17.79	(0.06)	0.64	0.58	—	—	—	18.37	3.26	1.24	1.24	(0.97)	57,737	197
Global Low Volatility Equity Fund
2018	13.16	(0.15)	1.46	1.31	(0.34)	(0.13)	(0.47)	14.00	10.21	1.46	1.10	1.50	339	34
2017 (8)	12.61	0.14	0.66	0.80	(0.17)	(0.08)	(0.25)	13.16	6.59	1.52	1.10	1.96	997	74
2016 (8)	11.31	0.11	1.25	1.36	(0.06)	(0.00)	(0.06)	12.61	12.11	1.63	1.10	2.04	266	36
2015 (8)	11.47	0.14	(0.17)	(0.03)	(0.08)	(0.05)	(0.13)	11.31	(0.28)	5.76	1.10	2.38	142	31
2014 (5)(8)	11.12	0.05	0.30	0.35	—	—	—	11.47	3.15	11.55	1.10	1.53	26	29
Disciplined International Equity Fund
2018	11.17	0.21	(0.22)	(0.01)	(0.22)	—	(0.22)	10.94	(0.15)	1.27	1.15	2.11	186	52
2017 (8)	9.56	0.20	1.66	1.86	(0.25)	—	(0.25)	11.17	19.97	1.39	1.15	1.98	149	77
2016 (8)(9)	10.00	0.23	(0.67)	(0.44)	—	—	—	9.56	(4.40)	1.45	1.15	2.53	125	64

144	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Pyrford International Stock Fund
2018 (8)	$13.16	$(0.09)	$ 0.36	$ 0.27	$ —	$ —	$ —	$13.43	2.05%	1.20%	1.18%	2.88%	$ 6,037	20%
2017 (6)(8)	12.18	0.40	0.83	1.23	(0.25)	—	(0.25)	13.16	10.38	1.30	1.21	3.11	891	33
2016 (8)	11.74	0.33	0.35	0.68	(0.24)	—	(0.24)	12.18	5.96	1.31	1.24	0.92	88	12
2015 (8)	13.11	0.05	(1.34)	(1.29)	(0.08)	—	(0.08)	11.74	(9.86)	1.28	1.24	2.79	817	9
2014 (5)(8)	13.13	0.07	(0.09)	(0.02)	—	—	—	13.11	(0.15)	1.28	1.24	1.95	25	6
LGM Emerging Markets Equity Fund
2018 (8)	15.93	0.14	(0.03)	0.11	—	—	—	16.04	0.69	1.55	1.40	0.84	4,983	22
2017 (6)(8)	14.04	0.13	1.82	1.95	(0.06)	—	(0.06)	15.93	14.03	1.63	1.40	0.96	4,776	40
2016 (8)	12.12	0.16	1.86	2.02	(0.10)	—	(0.10)	14.04	16.88	1.64	1.40	0.92	51,879	24
2015 (8)	14.30	0.08	(2.09)	(2.01)	(0.17)	—	(0.17)	12.12	(14.18)	1.59	1.40	2.01	63,966	25
2014 (5)(8)	13.69	0.08	0.53	0.61	—	—	—	14.30	4.46	1.66	1.40	2.05	26	38
Alternative Strategies Fund
2018	10.74	(0.14)	(0.20)	(0.34)	—	(0.67)(12)	(0.67)	9.73	(3.53)	3.08 (10)	2.33 (10)	(0.74)	70	122
2017 (8)	10.30	(0.18)	0.62	0.44	—	—	—	10.74	4.27	3.65 (10)	2.95 (10)	(0.93)	157	251
2016 (8)	10.40	(0.23)	0.23	0.00	—	(0.10)	(0.10)	10.30	(0.02)	3.88 (10)	3.07 (10)	1.11	286	279
2015 (8)(11)	10.00	(0.06)	0.46	0.40	—	—	—	10.40	4.00	4.94 (10)	2.72 (10)	(1.07)	1,011	119
Global Long/Short Equity Fund
2018 (8)	12.22	0.00	0.21	0.21	(0.01)	(0.42)	(0.43)	12.00	1.61	3.71 (10)	2.47 (10)	0.02	801	79
2017 (8)	10.68	0.01	1.66	1.67	(0.04)	(0.09)	(0.13)	12.22	15.77	5.05 (10)	2.42 (10)	0.03	730	42
2016 (8)	10.00	0.03	0.65	0.68	—	—	—	10.68	6.80	9.46 (10)	2.36 (10)	0.46	510	45
Ultra Short Tax-Free Fund
2018	10.08	0.10	0.00	0.10	(0.10)	(0.01)	(0.11)	10.07	0.95	0.62	0.55	0.99	27,434	156
2017	10.08	0.07	0.01	0.08	(0.07)	(0.01)	(0.08)	10.08	0.80	0.64	0.55	0.74	34,696	126
2016	10.08	0.04	0.01	0.05	(0.04)	(0.01)	(0.05)	10.08	0.50	0.64	0.55	0.39	25	56
2015	10.09	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.08	0.25	0.60	0.55	0.34	25	57
2014 (5)	10.09	0.01	0.00	0.01	(0.01)	—	(0.01)	10.09	0.13	0.59	0.55	0.50	25	86
Short Tax-Free Fund
2018	10.22	0.14	(0.08)	0.06	(0.14)	—	(0.14)	10.14	0.62	0.67	0.55	1.40	6,502	95
2017	10.24	0.13	(0.02)	0.11	(0.13)	(0.00)	(0.13)	10.22	1.08	0.76	0.55	1.27	7,166	93
2016	10.20	0.11	0.06	0.17	(0.11)	(0.02)	(0.13)	10.24	1.69	0.77	0.55	1.04	1,151	39
2015	10.20	0.12	0.00	0.12	(0.12)	—	(0.12)	10.20	1.21	0.83	0.55	1.15	453	50
2014 (5)	10.17	0.03	0.03	0.06	(0.03)	—	(0.03)	10.20	0.64	0.83	0.55	1.29	25	69

Financial Highlights	145

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Short-Term Income Fund
2018	$ 9.39	$ 0.17	$(0.12)	$ 0.05	$(0.17)	$ —	$(0.17)	$ 9.27	0.56%	0.71%	0.60%	1.80%	$26,011	48%
2017	9.40	0.15	(0.01)	0.14	(0.15)	—	(0.15)	9.39	1.46	0.72	0.60	1.61	33,311	53
2016	9.33	0.10	0.07	0.17	(0.10)	—	(0.10)	9.40	1.87	0.70	0.60	0.98	157	64
2015	9.40	0.09	(0.05)	0.04	(0.11)	—	(0.11)	9.33	0.43	0.69	0.60	1.02	25	29
2014 (5)	9.42	0.02	(0.01)	0.01	(0.03)	—	(0.03)	9.40	0.10	0.71	0.60	1.10	25	43
Intermediate Tax-Free Fund
2018	11.37	0.30	(0.24)	0.06	(0.30)	—	(0.30)	11.13	0.53	0.55	0.55	2.65	14,701	45
2017	11.61	0.29	(0.21)	0.08	(0.29)	(0.03)	(0.32)	11.37	0.79	0.57	0.55	2.57	10,842	44
2016	11.26	0.25	0.37	0.62	(0.25)	(0.02)	(0.27)	11.61	5.56	0.57	0.55	2.18	1,693	42
2015	11.25	0.26	0.01	0.27	(0.26)	—	(0.26)	11.26	2.36	0.57	0.55	2.24	2,095	26
2014 (5)	11.16	0.07	0.09	0.16	(0.07)	—	(0.07)	11.25	1.46	0.60	0.55	2.41	2,044	35
Strategic Income Fund
2018	9.45	0.37	(0.37)	0.03	(0.40)	—	(0.40)	9.08	0.37	0.92	0.80	4.09	13,602	33
2017	9.43	0.28	0.03	0.31	(0.29)	—	(0.29)	9.45	3.32	0.90	0.80	3.14	18,354	65
2016	9.31	0.22	0.16	0.38	(0.26)	—	(0.26)	9.43	4.17	0.86	0.80	2.27	32	13
2015	9.36	0.22	0.00	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93	0.80	2.36	26	44
2014 (5)	9.35	0.03	0.05	0.08	(0.07)	—	(0.07)	9.36	0.86	0.94	0.80	2.38	25	129
TCH Corporate Income Fund
2018	13.20	0.40	(0.39)	0.01	(0.40)	(0.02)	(0.42)	12.79	0.06	0.63	0.59	3.15	1,864	$ 31
2017	13.17	0.35	0.14	0.49	(0.35)	(0.11)	(0.46)	13.20	3.86	0.71	0.59	2.63	1,384	44
2016	12.33	0.45	0.89	1.34	(0.45)	(0.05)	(0.50)	13.17	11.23	0.72	0.59	3.77	66	62
2015	13.09	0.36	(0.71)	(0.35)	(0.36)	(0.05)	(0.41)	12.33	(2.73)	0.70	0.59	2.83	25	26
2014 (5)	12.93	0.09	0.17	0.26	(0.10)	—	(0.10)	13.09	2.02	0.72	0.59	2.92	25	25
TCH Core Plus Bond Fund
2018	11.79	0.31	(0.37)	(0.05)	(0.32)	(0.01)	(0.33)	11.41	(0.45)	0.58	0.58	2.69	3,032	45
2017	11.89	0.28	(0.06)	0.22	(0.28)	(0.04)	(0.32)	11.79	1.91	0.59	0.59	2.36	3,337	34
2016	11.42	0.34	0.48	0.82	(0.35)	(0.00)	(0.35)	11.89	7.36	0.59	0.59	2.99	1,434	39
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)	0.58	0.58	2.71	312	25
2014 (5)	11.82	0.08	0.14	0.22	(0.09)	—	(0.09)	11.95	1.85	0.60	0.59	2.74	25	44

146	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
High Yield Bond Fund
2018	$ 9.58	$ 0.48	$(0.33)	$ 0.15	$(0.48)	$ —	$(0.48)	$ 9.25	1.62%	2.00%	0.90%	5.12%	$ 864	37%
2017	9.49	0.44	0.15	0.59	(0.50)	—	(0.50)	9.58	6.37	1.42	0.90	5.26	1,010	47
2016	9.41	0.48	0.08	0.56	(0.48)	—	(0.48)	9.49	6.22	1.21	0.90	5.15	72,010	51
2015	10.44	0.51	(0.79)	(0.28)	(0.51)	(0.24)	(0.75)	9.41	(2.70)	1.21	0.90	5.13	42,843	46
2014 (5)	10.52	0.14	(0.08)	0.06	(0.14)	—	(0.14)	10.44	0.58	1.17	0.90	5.09	25	42
(1)	Annualized for periods less than one year.
(2)	Based on net asset value as of end of period date.
(3)	Not annualized for periods less than one year.
(4)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(5)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.
(6)	Calculated using the average shares method.
(7)	Reflects operations for the period from May 31, 2017 (inception date) to August 31, 2017
(8)	Redemption fees consisted of per share amounts less than $0.01.
(9)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.
(10)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios, respectively, excluding interest expense and dividends on securities sold short are as follows:

Alternative Strategies Fund			Global Long/Short Equity Fund
	Gross	Net		Gross	Net
2018	2.75%	2.00%	2018	2.83%	1.60%
2017	2.85	2.15	2017	4.23	1.60
2016	3.05	2.20	2016	8.70	1.60
2015	4.42	2.20
(11)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.
(12)	Includes distribution to shareholders for return of capital in the amount of $0.09 per share.

Financial Highlights	147

Financial Highlights—Institutional Class (Class I) of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Low Volatility Equity Fund
2018	$14.42	$ 0.24	$ 1.74	$ 1.98	$(0.24)	$(0.39)	$(0.63)	$15.77	14.12%	0.78%	0.65%	1.52%	$102,815	43%
2017	13.84	0.24	0.74	0.98	(0.23)	(0.17)	(0.40)	14.42	7.24	0.78	0.65	1.69	127,837	56
2016	12.84	0.20	1.35	1.55	(0.19)	(0.36)	(0.55)	13.84	12.47	0.80	0.65	1.62	135,413	40
2015	13.22	0.20	0.53	0.73	(0.21)	(0.90)	(1.11)	12.84	5.56	0.87	0.65	1.52	76,792	47
2014	11.28	0.18	2.05	2.23	(0.18)	(0.11)	(0.29)	13.22	19.97	0.89	0.65	1.49	57,421	47
Dividend Income Fund
2018	14.47	0.34	2.64	2.98	(0.34)	(1.70)	(2.04)	15.41	22.17	0.79	0.65	2.31	149,009	39
2017 (5)	12.96	0.33	1.60	1.93	(0.31)	(0.11)	(0.42)	14.47	15.15	0.83	0.65	2.37	112,377	43
2016	12.62	0.35	1.08	1.43	(0.33)	(0.76)	(1.09)	12.96	12.07	0.83	0.65	2.68	38,719	51
2015	14.32	0.35	(0.77)	(0.42)	(0.36)	(0.92)	(1.28)	12.62	(3.38)	0.80	0.65	2.50	45,554	46
2014	12.27	0.32	2.51	2.83	(0.31)	(0.47)	(0.78)	14.32	23.87	0.80	0.65	2.43	55,387	45
Large-Cap Value Fund
2018	15.88	0.28	2.14	2.42	(0.24)	(1.45)	(1.69)	16.61	15.83	0.67	0.64	1.64	287,685	54
2017 (5)	14.16	0.22	1.83	2.05	(0.21)	(0.12)	(0.33)	15.88	14.66	0.77	0.75	1.47	307,156	62
2016	15.26	0.24	0.53	0.77	(0.26)	(1.61)	(1.87)	14.16	5.57	0.85	0.82	1.83	136,813	60
2015	17.06	0.18	(0.23)	(0.05)	(0.13)	(1.62)	(1.75)	15.26	(0.45)	0.97	0.96	1.04	94,439	72
2014	14.56	0.16	3.56	3.72	(0.16)	(1.06)	(1.22)	17.06	26.74	0.98	0.98	0.95	119,263	68
Large-Cap Growth Fund
2018	17.60	0.11	4.48	4.59	(0.02)	(1.00)	(1.02)	21.17	27.19	0.67	0.64	0.56	279,227	57
2017	15.47	0.10	3.06	3.16	(0.13)	(0.90)	(1.03)	17.60	21.63	0.78	0.75	0.65	278,436	75
2016	16.39	0.07	1.44	1.51	(0.06)	(2.37)	(2.43)	15.47	9.88	0.88	0.82	0.50	95,438	70
2015	18.06	0.07	0.90	0.97	(0.04)	(2.60)	(2.64)	16.39	5.85	0.98	0.96	0.29	72,958	94
2014	15.18	0.06	4.36	4.42	(0.09)	(1.45)	(1.54)	18.06	30.63	0.99	0.99	0.28	130,948	67
Mid-Cap Value Fund
2018	11.89	0.13	1.18	1.31	(0.12)	(0.50)	(0.62)	12.58	11.21	1.00	0.99	1.04	113,786	64
2017	14.38	0.08	1.27	1.35	(0.07)	(3.77)	(3.84)	11.89	13.10	1.01	0.99	0.91	127,304	139
2016	15.01	0.16	0.85	1.01	(0.17)	(1.47)	(1.64)	14.38	7.55	0.98	0.98	1.09	75,608	24
2015	17.63	0.08	(0.60)	(0.52)	(0.04)	(2.06)	(2.10)	15.01	(3.29)	0.97	0.97	0.43	99,160	27
2014	16.23	0.08	3.64	3.72	(0.12)	(2.20)	(2.32)	17.63	24.96	0.95	0.95	0.49	145,606	30

148	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Mid-Cap Growth Fund
2018	$15.39	$(0.03)	$ 4.42	$ 4.39	$ —	$(0.99)	$(0.99)	$18.79	29.76%	1.06%	0.99%	(0.18)%	$ 89,028	63%
2017	16.76	0.03	2.19	2.22	(0.05)	(3.54)	(3.59)	15.39	17.07	1.12	0.99	(0.07)	94,464	157
2016	20.51	0.04	(0.91)	(0.87)	—	(2.88)	(2.88)	16.76	(4.06)	1.04	0.99	0.33	39,569	59
2015	24.37	(0.08)	(0.55)	(0.63)	—	(3.23)	(3.23)	20.51	(2.61)	1.00	0.99	(0.26)	82,768	53
2014	23.26	(0.09)	4.26	4.17	—	(3.06)	(3.06)	24.37	19.43	0.97	0.97	(0.36)	144,807	57
Small-Cap Value Fund
2018	13.47	0.07	2.61	2.68	—	(1.12)	(1.12)	15.03	20.67	1.16	0.99	0.49	56,848	70
2017 (5)	13.37	0.04	1.41	1.45	(0.09)	(1.26)	(1.35)	13.47	11.87	1.24	0.99	0.33	56,585	148
2016	12.84	0.05	1.00	1.05	—	(0.52)	(0.52)	13.37	8.47	1.14	0.99	0.40	25,522	39
2015	14.50	(0.01)	(0.84)	(0.85)	—	(0.81)	(0.81)	12.84	(5.99)	1.21	0.99	(0.14)	19,186	53
2014	13.62	0.01	2.25	2.26	—	(1.38)	(1.38)	14.50	17.68	1.15	0.99	0.04	16,369	43
Small-Cap Core Fund
2018	13.30	0.03	2.74	2.77	(0.01)	(0.83)	(0.84)	15.23	21.46	1.37	0.90	0.21	21,407	89
2017	11.64	0.01	1.89	1.90	(0.04)	(0.20)	(0.24)	13.30	16.33	1.58	0.90	0.14	17,049	90
2016	10.45	0.03	1.25	1.28	(0.01)	(0.08)	(0.09)	11.64	12.37	2.29	0.90	0.44	10,780	70
2015	10.40	0.02	0.03	0.05	—	—	—	10.45	0.48	4.77	0.90	0.17	3,632	64
2014 (6)	10.00	0.00	0.40	0.40	—	—	—	10.40	4.00	6.75	0.90	(0.03)	3,030	43
Small-Cap Growth Fund
2018	19.00	(0.03)	5.59	5.56	—	(2.08)	(2.08)	22.48	31.83	1.02	0.99	(0.21)	99,311	80
2017	16.62	(0.14)	2.52	2.38	—	—	—	19.00	14.32	1.02	1.02	(0.37)	81,259	197
2016	18.60	(0.10)	(0.64)	(0.74)	—	(1.24)	(1.24)	16.62	(3.72)	1.18	1.18	(0.21)	179,726	63
2015	22.75	(0.07)	(0.29)	(0.36)	—	(3.79)	(3.79)	18.60	(1.27)	1.15	1.15	(0.35)	339,016	59
2014	22.55	(0.02)	3.16	3.14	—	(2.94)	(2.94)	22.75	14.69	1.15	1.15	(0.09)	363,988	82
Global Low Volatility Equity Fund
2018	13.20	0.30	1.05	1.35	(0.37)	(0.13)	(0.50)	14.05	10.44	1.19	0.85	1.94	30,205	34
2017 (7)	12.65	0.19	0.64	0.83	(0.20)	(0.08)	(0.28)	13.20	6.76	1.27	0.85	1.98	48,221	74
2016 (7)	11.34	0.07	1.33	1.40	(0.09)	(0.00)	(0.09)	12.65	12.44	1.38	0.85	2.26	38,909	36
2015 (7)	11.50	0.25	(0.26)	(0.01)	(0.10)	(0.05)	(0.15)	11.34	(0.08)	5.51	0.85	2.16	4,144	31
2014 (7)(8)	10.00	0.07	1.43	1.50	—	—	—	11.50	15.00	13.27	0.85	1.76	3,947	29
Disciplined International Equity Fund
2018 (7)	11.19	0.26	(0.25)	0.01	(0.24)	—	(0.24)	10.96	0.05	1.03	0.90	2.33	77,339	52
2017 (7)	9.58	0.25	1.64	1.89	(0.28)	—	(0.28)	11.19	20.30	1.14	0.90	2.13	72,239	77
2016 (7)(9)	10.00	0.23	(0.65)	(0.42)	—	—	—	9.58	(4.20)	1.20	0.90	2.51	67,434	64

Financial Highlights	149

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Pyrford International Stock Fund
2018 (7)	$13.21	$ 0.37	$(0.06)	$ 0.31	$(0.34)	$ —	$(0.34)	$13.18	2.34%	0.96%	0.94%	2.41%	$485,053	20%
2017 (5)(7)	12.22	0.32	0.94	1.26	(0.27)	—	(0.27)	13.21	10.68	1.05	0.96	2.59	593,746	33
2016 (7)	11.78	0.35	0.36	0.71	(0.27)	—	(0.27)	12.22	6.21	1.06	0.99	2.44	485,787	12
2015 (7)	13.14	0.22	(1.48)	(1.26)	(0.10)	—	(0.10)	11.78	(9.63)	1.03	0.99	2.52	626,232	9
2014 (7)	12.10	0.39	1.27	1.66	(0.59)	(0.03)	(0.62)	13.14	14.00	1.02	0.99	3.32	272,486	6
LGM Emerging Markets Equity Fund
2018 (7)	15.97	0.19	(0.04)	0.15	(0.13)	—	(0.13)	15.99	0.92	1.29	1.15	1.20	201,835	22
2017 (5)(7)	14.08	0.15	1.84	1.99	(0.10)	—	(0.10)	15.97	14.36	1.38	1.15	1.04	157,581	40
2016 (7)	12.16	0.15	1.90	2.05	(0.13)	—	(0.13)	14.08	17.12	1.39	1.15	1.07	78,851	24
2015 (7)	14.33	0.16	(2.13)	(1.97)	(0.20)	—	(0.20)	12.16	(13.88)	1.34	1.15	1.15	85,034	25
2014 (7)	12.61	0.23	1.71	1.94	(0.22)	—	(0.22)	14.33	15.57	1.30	1.15	1.89	111,807	38
Alternative Strategies Fund
2018	10.81	(0.05)	(0.27)	(0.32)	—	(0.67)(12)	(0.67)	9.82	(3.31)	2.79 (10)	2.08 (10)	(0.42)	73,250	122
2017 (7)	10.33	(0.09)	0.57	0.48	—	—	—	10.81	4.65	3.40 (10)	2.70 (10)	(0.67)	95,583	251
2016 (7)	10.42	(0.05)	0.07	0.02	(0.01)	(0.10)	(0.11)	10.33	0.16	3.63 (10)	2.82 (10)	(0.75)	109,128	279
2015 (7)(11)	10.00	(0.08)	0.50	0.42	—	—	—	10.42	4.20	4.69 (10)	2.47 (10)	(1.11)	34,261	119
Global Long/Short Equity Fund
2018 (7)	12.25	0.04	0.20	0.24	(0.03)	(0.42)	(0.45)	12.04	1.91	3.47 (10)	2.22 (10)	0.28	9,148	79
2017 (7)	10.70	0.05	1.66	1.71	(0.07)	(0.09)	(0.16)	12.25	16.10	4.80 (10)	2.17 (10)	0.27	8,967	42
2016 (7)(9)	10.00	0.04	0.66	0.70	—	—	—	10.70	7.00	9.21 (10)	2.11 (10)	0.50	3,717	45
Ultra Short Tax-Free Fund
2018	10.08	0.13	(0.01)	0.12	(0.13)	(0.01)	(0.14)	10.06	1.10	0.37	0.30	1.25	572,669	156
2017	10.07	0.10	0.02	0.12	(0.10)	(0.01)	(0.11)	10.08	1.15	0.39	0.30	0.94	625,691	126
2016	10.08	0.07	0.00	0.07	(0.07)	(0.01)	(0.08)	10.07	0.65	0.39	0.30	0.65	548,641	56
2015	10.09	0.06	(0.01)	0.05	(0.06)	—	(0.06)	10.08	0.50	0.35	0.30	0.59	702,324	57
2014	10.04	0.09	0.05	0.14	(0.09)	(0.00)	(0.09)	10.09	1.35	0.34	0.30	0.82	663,538	86
Short Tax-Free Fund
2018	10.22	0.16	(0.08)	0.08	(0.16)	—	(0.16)	10.14	0.77	0.48	0.40	1.56	182,022	95
2017	10.25	0.14	(0.03)	0.11	(0.14)	(0.00)	(0.14)	10.22	1.14	0.51	0.40	1.39	175,454	93
2016	10.20	0.13	0.07	0.20	(0.13)	(0.02)	(0.15)	10.25	1.94	0.52	0.40	1.18	168,592	39
2015	10.21	0.14	(0.01)	0.13	(0.14)	—	(0.14)	10.20	1.26	0.58	0.40	1.32	105,734	50
2014	9.95	0.15	0.26	0.41	(0.15)	—	(0.15)	10.21	4.12	0.62	0.40	1.45	78,050	69

150	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Short-Term Income Fund
2018	$ 9.40	$ 0.20	$(0.11)	$ 0.09	$(0.20)	$ —	$(0.20)	$ 9.29	0.92%	0.46%	0.35%	2.06%	$214,068	48%
2017	9.42	0.17	(0.02)	0.15	(0.17)	—	(0.17)	9.40	1.60	0.47	0.35	1.76	209,278	53
2016	9.35	0.11	0.09	0.20	(0.13)	—	(0.13)	9.42	2.12	0.45	0.35	1.16	234,507	64
2015	9.42	0.12	(0.06)	0.06	(0.13)	—	(0.13)	9.35	0.69	0.44	0.35	1.24	263,894	29
2014	9.39	0.13	0.04	0.17	(0.14)	—	(0.14)	9.42	1.80	0.43	0.35	1.35	142,526	43
Intermediate Tax-Free Fund
2018	11.37	0.32	(0.25)	0.07	(0.32)	—	(0.32)	11.12	0.68	0.31	0.31	2.88	894,463	45
2017	11.60	0.31	(0.20)	0.11	(0.31)	(0.03)	(0.34)	11.37	1.11	0.32	0.32	2.79	631,658	44
2016	11.26	0.28	0.36	0.64	(0.28)	(0.02)	(0.30)	11.60	5.71	0.32	0.32	2.43	601,873	42
2015	11.25	0.28	0.01	0.29	(0.28)	—	(0.28)	11.26	2.60	0.32	0.32	2.46	559,937	26
2014	10.66	0.31	0.59	0.90	(0.31)	(0.00)	(0.31)	11.25	8.50	0.36	0.36	2.77	396,291	35
Strategic Income Fund
2018	9.44	0.40	(0.36)	0.07	(0.43)	—	(0.43)	9.08	0.72	0.67	0.55	4.31	12,701	33
2017	9.42	0.27	0.06	0.33	(0.31)	—	(0.31)	9.44	3.58	0.65	0.55	2.68	21,550	65
2016	9.31	0.23	0.17	0.40	(0.29)	—	(0.29)	9.42	4.32	0.61	0.55	2.53	21,663	13
2015	9.35	0.24	0.01	0.25	(0.29)	—	(0.29)	9.31	2.70	0.68	0.55	2.61	22,981	44
2014	9.16	0.23	0.23	0.46	(0.27)	—	(0.27)	9.35	5.13	0.67	0.55	2.45	28,473	129
TCH Corporate Income Fund
2018	13.19	0.42	(0.39)	0.03	(0.42)	(0.02)	(0.44)	12.78	0.19	0.45	0.45	3.24	140,395	31
2017	13.15	0.37	0.15	0.52	(0.37)	(0.11)	(0.48)	13.19	4.07	0.46	0.46	2.84	134,293	44
2016	12.32	0.46	0.88	1.34	(0.46)	(0.05)	(0.51)	13.15	11.28	0.47	0.47	3.77	129,429	62
2015	13.07	0.38	(0.70)	(0.32)	(0.38)	(0.05)	(0.43)	12.32	(2.53)	0.45	0.45	2.97	162,107	26
2014	12.37	0.45	0.91	1.36	(0.45)	(0.21)	(0.66)	13.07	11.32	0.49	0.49	3.50	121,773	25
TCH Core Plus Bond Fund
2018	11.78	0.34	(0.37)	(0.03)	(0.34)	(0.01)	(0.35)	11.40	(0.20)	0.33	0.33	2.95	981,569	45
2017	11.89	0.31	(0.07)	0.24	(0.31)	(0.04)	(0.35)	11.78	2.08	0.34	0.34	2.62	975,051	34
2016	11.42	0.37	0.48	0.85	(0.38)	(0.00)	(0.38)	11.89	7.63	0.34	0.34	3.25	459,228	39
2015	11.94	0.34	(0.45)	(0.11)	(0.35)	(0.06)	(0.41)	11.42	(0.96)	0.33	0.33	2.94	472,576	25
2014	11.32	0.33	0.65	0.98	(0.34)	(0.02)	(0.36)	11.94	8.82	0.37	0.37	2.89	422,941	44

Financial Highlights	151

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
High Yield Bond Fund
2018	$ 9.57	$ 0.50	$(0.33)	$ 0.17	$(0.50)	$ —	$(0.50)	$ 9.24	1.87%	1.75%	0.65%	5.36%	$ 10,462	37%
2017	9.49	0.52	0.08	0.60	(0.52)	—	(0.52)	9.57	6.53	1.17	0.65	5.50	12,303	47
2016	9.41	0.50	0.08	0.58	(0.50)	—	(0.50)	9.49	6.47	0.96	0.65	5.43	34,345	51
2015	10.44	0.54	(0.79)	(0.25)	(0.54)	(0.24)	(0.78)	9.41	(2.46)	0.96	0.65	5.46	30,173	46
2014	10.32	0.58	0.26	0.84	(0.58)	(0.14)	(0.72)	10.44	8.32	0.85	0.65	5.53	37,307	42
(1)	Annualized for periods less than one year.
(2)	Based on net asset value as of end of period date.
(3)	Not annualized for periods less than one year.
(4)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(5)	Calculated using the average shares method.
(6)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(7)	Redemption fees consisted of per share amounts less than $0.01.
(8)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(9)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.
(10)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios, respectively, excluding interest expense and dividends on securities sold short are as follows:

Alternative Strategies Fund			Global Long/Short Equity Fund
	Gross	Net		Gross	Net
2018	2.46%	1.75%	2018	2.60%	1.35%
2017	2.60	1.90	2017	3.98	1.35
2016	2.76	1.95	2016	8.45	1.35
2015	4.17	1.95
(11)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.
(12)	Includes distribution to shareholders for return of capital in the amount of $0.09 per share.

152	Financial Highlights

Financial Highlights—Premier Class of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Government Money Market Fund
2018	$ 1.00	$ 0.01	$ 0.00	$ 0.01	$ (0.01)	$ —	$ (0.01)	$ 1.00	1.30%	0.25%	0.20%	1.30%	$2,641,069	— %
2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	1.00	0.45	0.25	0.20	0.45	2,269,361	—
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.11	0.28	0.18	0.12	1,967,459	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.28	0.08	0.01	467,294	—
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.29	0.07	0.01	427,913	—
Tax-Free Money Market Fund
2018	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	1.05	0.31	0.20	1.07	305,424	—
2017	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.62	0.32	0.20	0.57	238,772	—
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.17	0.28	0.16	0.13	313,954	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.28	0.16	0.01	515,005	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.28	0.19	0.02	453,901	—
Prime Money Market Fund
2018	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	1.50	0.27	0.20	1.52	268,487	—
2017	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.67	0.28	0.20	0.61	166,338	—
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.22	0.20	0.20	0.21	668,609	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.20	0.18	0.01	2,576,245	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.20	0.18	0.01	1,968,436	—
Institutional Prime Money Market Fund
2018	1.0001	0.0153	0.00	0.0153	(0.0153)	(0.00)	(0.0153)	1.0001	1.54	0.29	0.20	1.55	479,413	—
2017 (5)	1.00	0.0074	0.0001	0.0075	(0.0074)	(0.00)	(0.0074)	1.0001	0.75	0.30	0.20	0.74	400,203	—
2016 (6)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.00	0.29	0.20	0.37	415,218	—
(1)	Annualized for periods less than one year.
(2)	Based on net asset value as of end of period date.
(3)	Not annualized for periods less than one year.
(4)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income ratios.
(5)	Effective October 3, 2016, the BMO Institutional Money Market Fund switched the valuation method of its securities from amortized cost to reflecting changes in market values, thus allowing the Fund’s NAV to “float”. In connection with this change, the Fund’s per share NAV is now calculated to four decimals (e.g., $1.0000).
(6)	Reflects operations for the period from June 3, 2016 (inception date) to August 31, 2016.

Financial Highlights	153

Financial Highlights—Retirement Class R6 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(2)(3)	Ratios to Average Net Assets(1)			Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
										Gross Expenses	Net Expenses(4)	Net investment income (loss)(4)
Large-Cap Value Fund
2018	$15.88	$(0.48)	$ 2.94	$ 2.46	$(0.27)	$(1.45)	$(1.72)	$16.62	16.07%	0.42%	0.39%	1.97%	$ 81,786	54%
2017 (5)	14.17	0.26	1.81	2.07	(0.24)	(0.12)	(0.36)	15.88	14.75	0.62	0.60	1.64	1,479	62
2016 (6)	13.81	0.21	0.30	0.51	(0.15)	—	(0.15)	14.17	3.77	0.63	0.60	2.27	52	60
Large-Cap Growth Fund
2018	17.62	0.11	4.52	4.63	(0.04)	(1.00)	(1.04)	21.21	27.36	0.43	0.40	0.87	60,971	57
2017	15.49	0.09	3.10	3.19	(0.16)	(0.90)	(1.06)	17.62	21.83	0.63	0.60	0.75	2,852	75
2016 (6)	14.75	0.07	0.67	0.74	—	—	—	15.49	5.02	0.66	0.60	0.72	53	70
Mid-Cap Value Fund
2018	11.90	0.14	1.19	1.33	(0.13)	(0.50)	(0.63)	12.60	11.41	0.83	0.83	1.24	31,173	64
2017	14.38	0.11	1.26	1.37	(0.08)	(3.77)	(3.85)	11.90	13.31	0.86	0.84	1.05	14,714	139
2016	15.03	0.18	0.84	1.02	(0.20)	(1.47)	(1.67)	14.38	7.65	0.83	0.83	1.28	11,332	24
2015	17.65	0.11	(0.62)	(0.51)	(0.05)	(2.06)	(2.11)	15.03	(3.19)	0.82	0.82	0.64	8,776	27
2014 (7)	16.58	0.03	1.04	1.07	—	—	—	17.65	6.45	0.80	0.80	0.71	27	30
Mid-Cap Growth Fund
2018	15.46	—	4.44	4.44	—	(0.99)	(0.99)	18.91	29.96	0.88	0.84	—	23,005	63
2017	16.83	0.07	2.18	2.25	(0.08)	(3.54)	(3.62)	15.46	17.22	0.97	0.84	(0.13)	592	157
2016	20.55	0.09	(0.93)	(0.84)	—	(2.88)	(2.88)	16.83	(3.89)	0.89	0.84	0.49	25	59
2015	24.38	(0.03)	(0.57)	(0.60)	—	(3.23)	(3.23)	20.55	(2.47)	0.85	0.84	(0.12)	26	53
2014 (7)	23.30	(0.02)	1.10	1.08	—	—	—	24.38	4.64	0.84	0.84	(0.24)	26	57
Small-Cap Value Fund
2018	13.53	0.04	2.68	2.72	—	(1.12)	(1.12)	15.13	20.89	0.97	0.84	0.69	14,260	70
2017 (5)	13.42	0.05	1.42	1.47	(0.10)	(1.26)	(1.36)	13.53	12.05	1.09	0.84	0.37	2,653	148
2016	12.87	0.07	1.00	1.07	—	(0.52)	(0.52)	13.42	8.61	0.99	0.84	0.60	926	39
2015	14.50	(0.00)	(0.82)	(0.82)	—	(0.81)	(0.81)	12.87	(5.78)	1.06	0.84	0.01	134	53
2014 (7)	14.07	0.01	0.42	0.43	—	—	—	14.50	3.06	1.06	0.84	0.25	26	43
Pyrford International Stock Fund
2018 (8)	13.22	0.35	(0.01)	0.34	(0.36)	—	(0.36)	13.20	2.55	0.81	0.79	3.32	155,368	20
2017 (5)(8)	12.23	0.40	0.88	1.28	(0.29)	—	(0.29)	13.22	10.85	0.90	0.81	3.21	48,889	33
2016 (8)	11.79	0.20	0.53	0.73	(0.29)	—	(0.29)	12.23	6.35	0.91	0.84	2.85	16,100	12
2015 (8)	13.15	0.20	(1.45)	(1.25)	(0.11)	—	(0.11)	11.79	(9.56)	0.88	0.84	3.42	6,560	9
2014 (7)(8)	13.15	0.08	(0.08)	0.00	—	—	—	13.15	0.00	0.88	0.84	2.36	25	6
(1)	Annualized for periods less than one year.
(2)	Based on net asset value as of end of period date.
(3)	Not annualized for periods less than one year.
(4)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

154	Financial Highlights

(5)	Calculated using the average shares method.
(6)	Reflects operations for the period from December 28, 2015 (inception date) to August 31, 2016.
(7)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.
(8)	Redemption fees consisted of per share amounts less than $0.01.

Financial Highlights	155

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793
BMO Funds - U.S. Services P.O. Box 219006 Kansas City, MO 64121-9006
Contact us 1-800-236-FUND (3863) 414-287-8555
Learn more bmofunds.com
The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.
To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call BMO Funds - U.S. Services at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Funds’ website at bmofunds.com.
Information about the Funds, including the SAI, may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov. You will be charged a fee for this duplicating service.
Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.
BMO Investment Distributors, LLC, Distributor
Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.
© 2018 BMO Financial Corp. (12/18)	Investment Company Act File No. 811-58433

December 28, 2018 BMO Funds
BMO Funds
Prospectus
Target Retirement Funds
Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Notification of electronic delivery of shareholder materials
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your broker/dealer, investment professional, or financial institution. Instead, the reports will be made available online at bmofunds.com/documents, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call the Funds toll-free at 1-800-236-FUND (3863) or send an email request to bmofundsus.services@bmo.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

	Investor Class (Class Y)	Retirement Class (Class R3)	Retirement Class (Class R6)

BMO Target Retirement Funds
BMO In-Retirement Fund	BTRYX	BTRRX	BTRTX
BMO Target Retirement 2015 Fund	BRTAX	BRTCX	BRTDX
BMO Target Retirement 2020 Fund	BTRDX	BTRFX	BTRGX
BMO Target Retirement 2025 Fund	BRTEX	BRTGX	BRTHX
BMO Target Retirement 2030 Fund	BTRHX	BTRKX	BTRLX
BMO Target Retirement 2035 Fund	BRTIX	BRTKX	BRTLX
BMO Target Retirement 2040 Fund	BTRMX	BTRPX	BTRQX
BMO Target Retirement 2045 Fund	BRTMX	BRTPX	BRTQX
BMO Target Retirement 2050 Fund	BTRUX	BTRWX	BTRZX
BMO Target Retirement 2055 Fund	BRTRX	BRTTX	BRTUX

Fund Summary
BMO In-Retirement Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund has passed its target date of 2010, the Fund has reduced its emphasis on growth and increased its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	1.36%	1.10%	0.95%
Acquired (underlying) Fund Fees and Expenses(1)	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses	1.92%	2.16%	1.51%
Fee Waiver and Expense Reimbursement(2)	(1.03)%	(1.02)%	(1.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.89%	1.14%	0.49%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 91	$ 116	$ 50
3 Years	$ 503	$ 578	$ 377
5 Years	$ 941	$1,066	$ 727
10 Years	$2,160	$2,413	$1,714
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who retired in or around the year 2010 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 60% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	1

BMO In-Retirement Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

2	BMO Target Retirement Funds

BMO In-Retirement Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	3

BMO In-Retirement Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class R6 shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class R6 expenses. If the Class R6 expenses had been deducted, the returns would be lower than those shown

4	BMO Target Retirement Funds

BMO In-Retirement Fund (cont.)

below. The Collective Fund was not registered under the Investment Company Act of 1940, as amended (1940 Act), and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class R6—Annual Total Returns (calendar years 2008-2017)
The return for the Class R6 shares of the Fund from January 1, 2018 through September 30, 2018 was 0.90%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	12.28%
Worst quarter	12/31/2008	(13.03)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class R6 (Inception 10/25/2005)
Return Before Taxes	9.97%	6.04%	4.74%
Return After Taxes on Distributions	7.39%	3.87%	3.66%
Return After Taxes on Distributions and Sale of Fund Shares	6.99%	4.23%	3.52%
S&P Target Date 2010 (reflects no deduction for fees, expenses or taxes)	9.92%	5.94%	4.55%
	1 Year	5 Years	10 Years
LMATFI 2010 (reflects deduction of fees and no deduction for sales charges or taxes)	10.82%	5.63%	4.40%

	1 Year	Since Inception
Class Y (Inception 8/30/2013)
Return Before Taxes	9.50%	5.65%
Class R3 (Inception 8/30/2013)
Return Before Taxes	9.11%	5.37%
S&P Target Date 2010 (reflects no deduction for fees, expenses or taxes)	9.92%	6.07%
LMATFI 2010 (reflects deduction of fees and no deduction for sales charges or taxes)	10.82%	5.78%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2010 Index (S&P Target Date 2010) is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2010 retirement horizon.
The Lipper Mixed-Asset Target 2010 Funds Index (LMATFI 2010) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent

BMO Target Retirement Funds	5

BMO In-Retirement Fund (cont.)

purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	BMO Target Retirement Funds

BMO Target Retirement 2015 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	4.35%	4.08%	3.96%
Acquired (underlying) Fund Fees and Expenses(1)	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses	4.94%	5.17%	4.55%
Fee Waiver and Expense Reimbursement(2)	(4.02)%	(4.00)%	(4.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.92%	1.17%	0.52%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 94	$ 119	$ 53
3 Years	$1,123	$1,191	$1,008
5 Years	$2,153	$2,259	$1,972
10 Years	$4,734	$4,914	$4,419
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who retired in or around the year 2015 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 60% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	7

BMO Target Retirement 2015 Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

8	BMO Target Retirement Funds

BMO Target Retirement 2015 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	9

BMO Target Retirement 2015 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors

10	BMO Target Retirement Funds

BMO Target Retirement 2015 Fund (cont.)

may obtain updated performance information for the Fund at bmofunds.com.
Class R6—Annual Total Returns (calendar years 2014-2017)
The return for the Class R6 shares of the Fund from January 1, 2018 through September 30, 2018 was 1.22%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2014	4.60%
Worst quarter	9/30/2015	(4.89)%
Average Annual Total Returns through 12/31/17
	1 Year	Since Inception
Class R6 (Inception 12/27/2013)
Return Before Taxes	12.14%	6.07%
Return After Taxes on Distributions	11.07%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares	7.07%	4.43%
Class Y (Inception 12/27/2013)
Return Before Taxes	11.54%	5.60%
Class R3 (Inception 12/27/2013)
Return Before Taxes	11.36%	5.35%
S&P Target Date 2015 (reflects no deduction for fees, expenses or taxes)	11.37%	5.78%
LMATFI 2015 (reflects deduction of fees and no deduction for sales charges or taxes)	12.23%	5.34%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2015 Index (S&P Target Date 2015) is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2015 retirement horizon.
The Lipper Mixed-Asset Target 2015 Funds Index (LMATFI 2015) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Target Retirement Funds	11

BMO Target Retirement 2015 Fund (cont.)

BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	BMO Target Retirement Funds

BMO Target Retirement 2020 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	0.60%	0.35%	0.20%
Acquired (underlying) Fund Fees and Expenses(1)	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	1.21%	1.46%	0.81%
Fee Waiver and Expense Reimbursement(2)	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.94%	1.19%	0.54%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 96	$ 121	$ 55
3 Years	$ 357	$ 435	$232
5 Years	$ 639	$ 772	$423
10 Years	$1,442	$1,723	$977
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2020 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 80% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	13

BMO Target Retirement 2020 Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

14	BMO Target Retirement Funds

BMO Target Retirement 2020 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	15

BMO Target Retirement 2020 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class R6 shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class R6 expenses. If the Class R6 expenses had been deducted, the returns would be lower than those shown

16	BMO Target Retirement Funds

BMO Target Retirement 2020 Fund (cont.)

below. The Collective Fund was not registered under the Investment Company Act of 1940, as amended (1940 Act), and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class R6—Annual Total Returns (calendar years 2008-2017)
The return for the Class R6 shares of the Fund from January 1, 2018 through September 30, 2018 was 2.52%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	15.19%
Worst quarter	12/31/2008	(17.51)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class R6 (Inception 12/2/2005)
Return Before Taxes	15.02%	8.43%	5.45%
Return After Taxes on Distributions	12.86%	6.61%	4.56%
Return After Taxes on Distributions and Sale of Fund Shares	9.74%	6.20%	4.14%
S&P Target Date 2020 (reflects no deduction for fees, expenses or taxes)	12.76%	7.91%	5.27%
	1 Year	5 Years	10 Years
LMATFI 2020 (reflects deduction of fees and no deduction for sales charges or taxes)	13.12%	7.02%	4.85%

	1 Year	Since Inception
Class Y (Inception 8/30/2013)
Return Before Taxes	14.54%	7.62%
Class R3 (Inception 8/30/2013)
Return Before Taxes	14.29%	7.35%
S&P Target Date 2020 (reflects no deduction for fees, expenses or taxes)	12.76%	7.71%
LMATFI 2020 (reflects deduction of fees and no deduction for sales charges or taxes)	13.12%	6.93%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2020 Index (S&P Target Date 2020) is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2020 retirement horizon.
The Lipper Mixed-Asset Target 2020 Funds Index (LMATFI 2020) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent

BMO Target Retirement Funds	17

BMO Target Retirement 2020 Fund (cont.)

purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18	BMO Target Retirement Funds

BMO Target Retirement 2025 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	1.01%	0.78%	0.61%
Acquired (underlying) Fund Fees and Expenses(1)	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.63%	1.90%	1.23%
Fee Waiver and Expense Reimbursement(2)	(0.68)%	(0.70)%	(0.68)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.95%	1.20%	0.55%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 97	$ 122	$ 56
3 Years	$ 448	$ 529	$ 323
5 Years	$ 822	$ 961	$ 610
10 Years	$1,876	$2,165	$1,428
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2025 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 80% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	19

BMO Target Retirement 2025 Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

20	BMO Target Retirement Funds

BMO Target Retirement 2025 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	21

BMO Target Retirement 2025 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors

22	BMO Target Retirement Funds

BMO Target Retirement 2025 Fund (cont.)

may obtain updated performance information for the Fund at bmofunds.com.
Class R6—Annual Total Returns (calendar years 2014-2017)
The return for the Class R6 shares of the Fund from January 1, 2018 through September 30, 2018 was 3.27%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2017	5.42%
Worst quarter	9/30/2015	(6.50)%
Average Annual Total Returns through 12/31/17
	1 Year	Since Inception
Class R6 (Inception 12/27/2013)
Return Before Taxes	17.13%	7.27%
Return After Taxes on Distributions	15.95%	6.42%
Return After Taxes on Distributions and Sale of Fund Shares	10.13%	5.42%
Class Y (Inception 12/27/2013)
Return Before Taxes	16.65%	6.85%
Class R3 (Inception 12/27/2013)
Return Before Taxes	16.59%	6.63%
S&P Target Date 2025 (reflects no deduction for fees, expenses or taxes)	14.52%	6.85%
LMATFI 2025 (reflects deduction of fees and no deduction for sales charges or taxes)	15.14%	6.42%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2025 Index (S&P Target Date 2025) is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2025 retirement horizon.
The Lipper Mixed-Asset Target 2025 Funds Index (LMATFI 2025) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Target Retirement Funds	23

BMO Target Retirement 2025 Fund (cont.)

BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24	BMO Target Retirement Funds

BMO Target Retirement 2030 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	0.57%	0.32%	0.17%
Acquired (underlying) Fund Fees and Expenses(1)	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.20%	1.45%	0.80%
Fee Waiver and Expense Reimbursement(2)	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.00%	1.25%	0.60%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.37% for Class Y, 0.62% for Class R3, and (0.03)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 102	$ 127	$ 61
3 Years	$ 361	$ 439	$235
5 Years	$ 640	$ 773	$425
10 Years	$1,437	$1,718	$971
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2030 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 90% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	25

BMO Target Retirement 2030 Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

26	BMO Target Retirement Funds

BMO Target Retirement 2030 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	27

BMO Target Retirement 2030 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class R6 shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class R6 expenses. If the Class R6 expenses had been deducted, the returns would be lower than those shown

28	BMO Target Retirement Funds

BMO Target Retirement 2030 Fund (cont.)

below. The Collective Fund was not registered under the Investment Company Act of 1940, as amended (1940 Act), and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class R6—Annual Total Returns (calendar years 2008-2017)
The return for the Class R6 shares of the Fund from January 1, 2018 through September 30, 2018 was 3.79%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	16.73%
Worst quarter	12/31/2008	(20.01)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class R6 (Inception 12/2/2005)
Return Before Taxes	18.78%	10.17%	5.90%
Return After Taxes on Distributions	17.06%	8.73%	5.20%
Return After Taxes on Distributions and Sale of Fund Shares	11.64%	7.70%	4.56%
S&P Target Date 2030 (reflects no deduction for fees, expenses or taxes)	16.18%	9.57%	5.72%
	1 Year	5 Years	10 Years
LMATFI 2030 (reflects deduction of fees and no deduction for sales charges or taxes)	17.54%	9.14%	5.13%

	1 Year	Since Inception
Class Y (Inception 8/30/2013)
Return Before Taxes	18.23%	8.94%
Class R3 (Inception 8/30/2013)
Return Before Taxes	17.97%	8.67%
S&P Target Date 2030 (reflects no deduction for fees, expenses or taxes)	16.18%	9.09%
LMATFI 2030 (reflects deduction of fees and no deduction for sales charges or taxes)	17.54%	8.75%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2030 Index (S&P Target Date 2030) is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2030 retirement horizon.
The Lipper Mixed-Asset Target 2030 Funds Index (LMATFI 2030) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent

BMO Target Retirement Funds	29

BMO Target Retirement 2030 Fund (cont.)

purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30	BMO Target Retirement Funds

BMO Target Retirement 2035 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	1.45%	1.20%	1.06%
Acquired (underlying) Fund Fees and Expenses(1)	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	2.09%	2.34%	1.70%
Fee Waiver and Expense Reimbursement(2)	(1.08)%	(1.08)%	(1.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.01%	1.26%	0.61%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.37% for Class Y, 0.62% for Class R3, and (0.03)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 103	$ 128	$ 62
3 Years	$ 550	$ 627	$ 429
5 Years	$1,024	$1,152	$ 820
10 Years	$2,335	$2,593	$1,918
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2035 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest no more than 90% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of

BMO Target Retirement Funds	31

BMO Target Retirement 2035 Fund (cont.)

any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

32	BMO Target Retirement Funds

BMO Target Retirement 2035 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	33

BMO Target Retirement 2035 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors

34	BMO Target Retirement Funds

BMO Target Retirement 2035 Fund (cont.)

may obtain updated performance information for the Fund at bmofunds.com.
Class R6—Annual Total Returns (calendar years 2014-2017)
The return for the Class R6 shares of the Fund from January 1, 2018 through September 30, 2018 was 4.18%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2017	6.32%
Worst quarter	9/30/2015	(7.62)%
Average Annual Total Returns through 12/31/17
	1 Year	Since Inception
Class R6 (Inception 12/27/2013)
Return Before Taxes	20.26%	7.74%
Return After Taxes on Distributions	17.99%	6.68%
Return After Taxes on Distributions and Sale of Fund Shares	12.71%	5.80%
Class Y (Inception 12/27/2013)
Return Before Taxes	19.67%	7.31%
Class R3 (Inception 12/27/2013)
Return Before Taxes	19.46%	7.02%
S&P Target Date 2035 (reflects no deduction for fees, expenses or taxes)	17.74%	7.87%
LMATFI 2035 (reflects deduction of fees and no deduction for sales charges or taxes)	19.82%	7.76%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2035 Index (S&P Target Date 2035) is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2035 retirement horizon.
The Lipper Mixed-Asset Target 2035 Funds Index (LMATFI 2035) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Target Retirement Funds	35

BMO Target Retirement 2035 Fund (cont.)

BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

36	BMO Target Retirement Funds

BMO Target Retirement 2040 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	0.67%	0.42%	0.27%
Acquired (underlying) Fund Fees and Expenses(1)	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.30%	1.55%	0.90%
Fee Waiver and Expense Reimbursement(2)	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.99%	1.24%	0.59%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 101	$ 126	$ 60
3 Years	$ 381	$ 459	$ 256
5 Years	$ 683	$ 815	$ 468
10 Years	$1,541	$1,819	$1,079
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2040 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality

BMO Target Retirement Funds	37

BMO Target Retirement 2040 Fund (cont.)

or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

38	BMO Target Retirement Funds

BMO Target Retirement 2040 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	39

BMO Target Retirement 2040 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class R6 shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class R6 expenses. If the Class R6 expenses had been deducted, the returns would be lower than those shown

40	BMO Target Retirement Funds

BMO Target Retirement 2040 Fund (cont.)

below. The Collective Fund was not registered under the Investment Company Act of 1940, as amended (1940 Act), and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class R6—Annual Total Returns (calendar years 2008-2017)
The return for the Class R6 shares of the Fund from January 1, 2018 through September 30, 2018 was 4.46%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	17.49%
Worst quarter	12/31/2008	(21.34)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class R6 (Inception 12/1/2005)
Return Before Taxes	21.08%	11.18%	6.14%
Return After Taxes on Distributions	18.20%	9.43%	5.30%
Return After Taxes on Distributions and Sale of Fund Shares	13.95%	8.53%	4.76%
S&P Target Date 2040 (reflects no deduction for fees, expenses or taxes)	18.86%	10.78%	6.03%
	1 Year	5 Years	10 Years
LMATFI 2040 (reflects deduction of fees and no deduction for sales charges or taxes)	20.91%	10.31%	5.54%

	1 Year	Since Inception
Class Y (Inception 8/30/2013)
Return Before Taxes	20.63%	9.73%
Class R3 (Inception 8/30/2013)
Return Before Taxes	20.30%	9.45%
S&P Target Date 2040 (reflects no deduction for fees, expenses or taxes)	18.86%	10.17%
LMATFI 2040 (reflects deduction of fees and no deduction for sales charges or taxes)	20.91%	9.76%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2040 Index (S&P Target Date 2040) is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2040 retirement horizon.
The Lipper Mixed-Asset Target 2040 Funds Index (LMATFI 2040) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent

BMO Target Retirement Funds	41

BMO Target Retirement 2040 Fund (cont.)

purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

42	BMO Target Retirement Funds

BMO Target Retirement 2045 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	2.10%	1.82%	1.66%
Acquired (underlying) Fund Fees and Expenses(1)	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	2.73%	2.95%	2.29%
Fee Waiver and Expense Reimbursement(2)	(1.74)%	(1.71)%	(1.70)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.99%	1.24%	0.59%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 101	$ 126	$ 60
3 Years	$ 682	$ 751	$ 552
5 Years	$1,289	$1,402	$1,070
10 Years	$2,933	$3,149	$2,493
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2045 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality

BMO Target Retirement Funds	43

BMO Target Retirement 2045 Fund (cont.)

or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

44	BMO Target Retirement Funds

BMO Target Retirement 2045 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	45

BMO Target Retirement 2045 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors

46	BMO Target Retirement Funds

BMO Target Retirement 2045 Fund (cont.)

may obtain updated performance information for the Fund at bmofunds.com.
Class R6—Annual Total Returns (calendar years 2014-2017)
The return for the Class R6 shares of the Fund from January 1, 2018 through September 30, 2018 was 4.57%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2017	6.71%
Worst quarter	9/30/2015	(8.12)%
Average Annual Total Returns through 12/31/17
	1 Year	Since Inception
Class R6 (Inception 12/27/2013)
Return Before Taxes	21.37%	8.41%
Return After Taxes on Distributions	19.20%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares	13.25%	6.34%
Class Y (Inception 12/27/2013)
Return Before Taxes	20.80%	7.98%
Class R3 (Inception 12/27/2013)
Return Before Taxes	20.52%	7.70%
S&P Target Date 2045 (reflects no deduction for fees, expenses or taxes)	19.55%	8.41%
LMATFI 2045 (reflects deduction of fees and no deduction for sales charges or taxes)	21.46%	8.22%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2045 Index (S&P Target Date 2045) is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2045 retirement horizon.
The Lipper Mixed-Asset Target 2045 Funds Index (LMATFI 2045) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Target Retirement Funds	47

BMO Target Retirement 2045 Fund (cont.)

BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

48	BMO Target Retirement Funds

BMO Target Retirement 2050 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	0.75%	0.50%	0.35%
Acquired (underlying) Fund Fees and Expenses(1)	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.37%	1.62%	0.97%
Fee Waiver and Expense Reimbursement(2)	(0.39)%	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.98%	1.23%	0.58%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 100	$ 125	$ 59
3 Years	$ 395	$ 473	$ 270
5 Years	$ 713	$ 845	$ 498
10 Years	$1,612	$1,889	$1,154
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2050 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality

BMO Target Retirement Funds	49

BMO Target Retirement 2050 Fund (cont.)

or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

50	BMO Target Retirement Funds

BMO Target Retirement 2050 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more

BMO Target Retirement Funds	51

BMO Target Retirement 2050 Fund (cont.)

developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class R6 shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class R6 expenses. If the Class R6 expenses had been deducted, the returns would be lower than those shown

52	BMO Target Retirement Funds

BMO Target Retirement 2050 Fund (cont.)

below. The Collective Fund was not registered under the Investment Company Act of 1940, as amended (1940 Act), and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class R6—Annual Total Returns (calendar years 2008-2017)
The return for the Class R6 shares of the Fund from January 1, 2018 through September 30, 2018 was 4.50%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	17.44%
Worst quarter	12/31/2008	(21.19)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class R6 (Inception 12/19/2005)
Return Before Taxes	21.30%	11.26%	6.20%
Return After Taxes on Distributions	19.73%	9.89%	5.54%
Return After Taxes on Distributions and Sale of Fund Shares	12.96%	8.60%	4.81%
S&P Target Date 2050 (reflects no deduction for fees, expenses or taxes)	20.18%	11.48%	N/A
	1 Year	5 Years	10 Years
LMATFI 2050+ (reflects deduction of fees and no deduction for sales charges or taxes)	21.69%	10.60%	N/A
Russell 3000® (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%

	1 Year	Since Inception
Class Y (Inception 8/30/2013)
Return Before Taxes	20.76%	9.81%
Class R3 (Inception 8/30/2013)
Return Before Taxes	20.47%	9.54%
S&P Target Date 2050 (reflects no deduction for fees, expenses or taxes)	20.18%	10.78%
LMATFI 2050+ (reflects deduction of fees and no deduction for sales charges or taxes)	21.69%	9.81%
Russell 3000® (reflects no deduction for fees, expenses or taxes)	21.13%	14.00%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P Target Date 2050 Index (S&P Target Date 2050) is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2050 retirement horizon.
The Lipper Mixed-Asset Target 2050+ Funds Index (LMATFI 2050+) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
The Russell 3000® Index (Russell 3000®) measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies based on market capitalization, and it measures the performance of approximately 98% of the total market capitalization of the publicly traded U.S. equity market.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August

BMO Target Retirement Funds	53

BMO Target Retirement 2050 Fund (cont.)

2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

54	BMO Target Retirement Funds

BMO Target Retirement 2055 Fund

Investment Objective:
To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution (12b-1) Fees	None	0.50%	None
Other Expenses	2.07%	1.87%	1.60%
Acquired (underlying) Fund Fees and Expenses(1)	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	2.69%	2.99%	2.22%
Fee Waiver and Expense Reimbursement(2)	(1.71)%	(1.76)%	(1.64)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.98%	1.23%	0.58%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class R3	Class R6
1 Year	$ 100	$ 125	$ 59
3 Years	$ 673	$ 758	$ 536
5 Years	$1,272	$1,417	$1,039
10 Years	$2,896	$3,184	$2,426
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Fund will attempt to achieve its investment objectives by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds.
The Fund is designed for an investor who expects to retire in or around the year 2055 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.
The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality

BMO Target Retirement Funds	55

BMO Target Retirement 2055 Fund (cont.)

or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart reflects the Adviser’s general approach to making the portfolio more conservative over time and is for illustrative purposes only.
The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 15 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately 5% of its total assets, increasing over time and remaining fixed at approximately 10% of total assets on and after the target date.
The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path generally by more than plus or minus five percentage points.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

56	BMO Target Retirement Funds

BMO Target Retirement 2055 Fund (cont.)

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. A higher tax liability may result. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

BMO Target Retirement Funds	57

BMO Target Retirement 2055 Fund (cont.)

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	REIT Risk. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are also subject to the risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. An underlying fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.
•	Sector Risk. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total

58	BMO Target Retirement Funds

BMO Target Retirement 2055 Fund (cont.)

returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y and R3 shares will vary from the Class R6 shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class R6—Annual Total Returns (calendar years 2014-2017)
The return for the Class R6 shares of the Fund from January 1, 2018 through September 30, 2018 was 4.53%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	3/31/2017	6.53%
Worst quarter	9/30/2015	(7.90)%
Average Annual Total Returns through 12/31/17
	1 Year	Since Inception
Class R6 (Inception 12/27/2013)
Return Before Taxes	21.15%	8.42%
Return After Taxes on Distributions	19.93%	7.56%
Return After Taxes on Distributions and Sale of Fund Shares	12.54%	6.36%
Class Y (Inception 12/27/2013)
Return Before Taxes	20.60%	7.98%
Class R3 (Inception 12/27/2013)
Return Before Taxes	20.42%	7.74%
Russell 3000® (reflects no deduction for fees, expenses or taxes)	21.83%	11.58%
LMATFI 2055+ (reflects deduction of fees and no deduction for sales charges or taxes)	22.08%	8.41%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class R6 and after-tax returns for Class Y and Class R3 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Russell 3000® Index (Russell 3000®) measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies based on market capitalization, and it measures the performance of approximately 98% of the total market capitalization of the publicly traded U.S. equity market.
The Lipper Mixed-Asset Target 2055+ Funds Index (LMATFI 2055+) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares, and the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.You may sell (redeem) your Class Y shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

BMO Target Retirement Funds	59

BMO Target Retirement 2055 Fund (cont.)

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

60	BMO Target Retirement Funds

Additional Information Regarding Principal Investment Strategies and Risks

The investment objective of each of the BMO In-Retirement Fund, BMO Target Retirement 2015 Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2025 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2035 Fund, BMO Target Retirement 2040 Fund, BMO Target Retirement 2045 Fund, BMO Target Retirement 2050 Fund, and BMO Target Retirement 2055 Fund (each, a Fund) is non-fundamental and may be changed without shareholder approval. In implementing their respective investment objectives, the Funds share the same investment approach: each Fund seeks to achieve its investment objective by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Funds are designed to provide investors with investment management, asset allocation, and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.
BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.
Each Fund (except the In-Retirement Fund and BMO Target Retirement 2015 Fund) is designed for an investor who anticipates retiring in or within a few years of the specific year (target date) included in its name and plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The In-Retirement Fund and BMO Target Retirement 2015 Fund are designed for investors who have already retired. The Funds gradually decrease their holdings in underlying funds that invest in equity securities and increase their holdings in underlying funds that invest in fixed income securities as the target date approaches and beyond. This change in asset allocation over time is referred to as the glide path to the retirement date. According to its current investment approach, the Adviser will continue to manage each Fund for a period of time after the Fund reaches its target date. After that time, a
Fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time. The Adviser currently anticipates that the assets of Funds that have passed their respective target dates will be transferred into the In-Retirement Fund. Accordingly, over time, the In-Retirement Fund is expected to grow in size as the other Funds make this transfer.
The Adviser will continuously monitor each Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser may adjust each Fund’s underlying fund allocations within a particular asset class based on the following considerations: market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, a Fund’s allocation to a particular underlying fund may increase or decrease throughout the year.
Although each Fund intends to invest primarily in a combination of underlying funds, a Fund may invest directly in equity and fixed income securities and money market securities.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When a Fund engages in such activities, it may not achieve its investment objective.
Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. On July 21, 2015, rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Volcker Rule) went into effect. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the Adviser, from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with “covered funds,” as defined in the rules. These prohibitions may include certain restrictions on the extent to which BMO and/or its affiliates may own shares of the Funds. If BMO or its affiliates own 25% or more of the outstanding shares of any Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which may include the ability to purchase and sell securities on a short term basis. Reducing the seed capital in a new Fund to address these trading restrictions may prevent the Fund from pursuing its investment objective, may restrict the Fund’s activities, and may prevent the Fund from retaining enough capital to engage in

Additional Information Regarding Principal Investment Strategies and Risks	61

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

certain investment strategies, which could have a negative effect on the Fund’s performance. Additionally, if BMO or its affiliates reduce their interest in a Fund, the Fund may be subject to transaction costs, losses and adverse tax consequences and may be forced to liquidate prematurely, among other things.
The Funds are designed to be an integral part of an investor’s overall retirement investment strategy. However, they are not designed to provide investors with a complete solution to their retirement needs. Investors must consider many factors when choosing an investment strategy for their retirement. For example, factors such as an appropriate retirement date, your expected retirement needs, and your sources of income all should be considered when you choose your overall retirement strategy.

62	Additional Information Regarding Principal Investment Strategies and Risks

How to Buy Shares

How Do I Purchase Shares?  You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.
The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.
There is no minimum initial investment amount for certain employer-sponsored retirement plans (operated pursuant to Code sections 401(a), 401(k), 403(b), and 457) where a financial intermediary provides retirement recordkeeping services to plan participants with the use of omnibus accounts held on the books of a Fund.
If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees and investment minimums, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.
Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds - U.S. Services at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.
Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds - U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.
You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt.
Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”
Who Can Invest in the BMO Funds?  Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.
Shares of the Funds are qualified for sale only in the United States and its territories and possessions. The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.
When Can Shares Be Purchased?  You can buy the shares of a Fund on any day the New York Stock Exchange (NYSE) is open for regular session trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV). The NAV is calculated for each of the Funds at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.
How is NAV Calculated?  Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. Each Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.
In determining the NAV for the Funds, investments in other open-end registered investment companies are valued at net asset value. In valuing other portfolio securities, listed equity

How to Buy Shares	63

How to Buy Shares (cont.)

securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.
Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value. Investments in ETFs are valued at market prices.
Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.
The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service uses statistical data based on historical performance of securities and markets and other data in developing factors used to estimate fair value for that day.
In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds. An underlying fund may need to fair value one or more of its investments, which may, in turn, require a Fund to do the same because of delays in obtaining the underlying fund’s NAV.
Purchase of Class R Shares.  Class R3 and Class R6 shares are available generally to retirement plans established under Code sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R3 and Class R6 shares also are available generally to retirement plans where plan level or omnibus accounts are held on the books of BMO Harris Bank N.A. Class R6 shares also are available generally to fee-based wrap programs or through retirement plan intermediaries that have an agreement with the Fund’s distributor specifically for the sale of such shares. Class R6 shares also are available generally to other registered investment companies. Class R3 and Class R6 shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.
Class R3 shares are subject to a 0.50% 12b-1 fee and a 0.15% administrative services fee, while Class R6 shares are not.
Rule 12b-1 Plan.  The Funds have adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.50% of the Class R3 assets to the distributor and financial intermediaries for the sale and distribution of each Fund’s Class R3 shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Important Information About Procedures for Opening a New Account.  The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account.

64	How to Buy Shares

How to Buy Shares (cont.)

Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information. If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments
Class Y
• To open an account–$1,000
• To add to an account (including through a Systematic Investment Program)–$50
Class R3
• To open an account–Contact BMO Funds - U.S. Services
Class R6
• To open an account–Contact BMO Funds - U.S. Services
Phone 1-800-236-FUND (3863)
• Contact BMO Funds - U.S. Services.
• Complete an application for a new account.
• Once you have opened an account and if you have not opted out of telephone privileges on your account application or by a subsequent authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.
Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:
BMO Funds - U.S. Services P.O. Box 219006 Kansas City, MO 64121-9006
• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

How to Buy Shares	65

How to Buy Shares (cont.)

Wire
• Notify BMO Funds - U.S. Services and request wire instructions at 1-800-236-FUND (3863).
• Mail a completed account application to the Fund at the address above under “Mail.”
• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.
Systematic Investment Program
• You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds - U.S. Services receives the order.
• Call BMO Funds - U.S. Services at 1-800-236-FUND (3863) to apply for this program.
BMO Funds Website
• You may purchase Fund shares at bmofunds.com if you have not opted out of this feature included as part of telephone privileges on the account application.
Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.
• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.
• All checks should be made payable to “BMO Funds.”
• The maximum ACH purchase amount is $100,000.

Employer-Sponsored Retirement Plans
• Eligible retirement plans may open an account and purchase Class R shares by contacting an Authorized Dealer. Additional shares may be purchased through the plan’s administrator or recordkeeper.

66	How to Buy Shares

How to Redeem and Exchange Shares

How Do I Redeem Shares?  You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.
Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds - U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds - U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.
Redemption requests for the Funds must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed by the Authorized Dealer. Please contact your Authorized Dealer for more information.
All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is received, regardless of the method by which the redemption proceeds are paid. The Funds will meet redemption requests with cash on hand, by selling portfolio securities, or by utilizing a line of credit or interfund lending arrangement. The Funds also may meet redemption requests by redeeming shares in-kind, although the Funds do not intend to do so. These redemption methods will be used regularly and may also be used in stressed market conditions.
Will I Be Charged a Fee for Redemptions?  You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds - U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Certain redemption requests may require a medallion guarantee. See “Additional Conditions for Redemption–Medallion Guarantees” below for details.
Phone 1-800-236-FUND (3863)
• Contact BMO Funds - U.S. Services.
• If you have not opted out of the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.
• Not available to retirement accounts, for which redemptions must be done in writing.
Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:
BMO Funds - U.S. Services P.O. Box 219006 Kansas City, MO 64121-9006
• For additional assistance, call BMO Funds - U.S. Services at 1-800-236-FUND (3863).

How to Redeem and Exchange Shares	67

How to Redeem and Exchange Shares (cont.)

Wire/Electronic Transfer
• Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.
• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.
• Each wire transfer is subject to a $10 fee.
• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.
Systematic Withdrawal Program
• If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.
• Contact BMO Funds - U.S. Services to apply for this program.
BMO Funds Website
• You may redeem Fund shares at bmofunds.com if you have not opted out of this feature included as part of telephone privileges on the account application..

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

68	How to Redeem and Exchange Shares

Additional Conditions for Redemption

Medallion Guarantees.  A medallion signature guarantee is a guarantee by a financial institution that a signature is genuine and is used in connection with transferring securities to protect against unauthorized transfers. In the following instances, you must have a medallion guarantee on written redemption requests:
•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;
•	when you want the redemption payable to someone other than the shareholder of record; or
•	when your redemption is to be sent to an address of record that was changed within the last 30 days.
Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.
Limitations on Redemption Proceeds.  Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:
•	to allow your purchase payment to clear;
•	during periods of market volatility; or
•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.
You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.
Corporate Resolutions.  Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.
Redemption in Kind.  The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold and shareholders may incur brokerage costs when converting these securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The subsequent sale of securities received in kind may result in taxable gains or realized losses for federal income tax purposes.
Exchange Privilege.  You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase and is, therefore, a taxable transaction for federal income tax purposes.
You must have a medallion guarantee if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.
Exchanges by Telephone.  If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds - U.S. Services, you may telephone instructions to BMO Funds - U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.
The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.
Conversion Privilege.  Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes.
However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend or terminate this conversion feature at any time.
Frequent Traders.  The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.

Additional Conditions for Redemption	69

Additional Conditions for Redemption (cont.)

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.
Each Fund monitors and enforces the Market Timing Policy through:
•	the termination of a shareholder’s purchase and/or exchange privileges; and
•	selective monitoring of trade activity.
Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.
The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

70	Additional Conditions for Redemption

Account and Share Information

Fund Transactions Through BMO Funds Website.  If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at bmofunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.
Online Conditions.  Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:
	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50 By wire: $1,000	By ACH: $50,000 By wire: $50,000
Exchanges:	$50	$100,000
Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.
You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.
Online Risks.  If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds - U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.
Confirmations and Account Statements.  You will receive confirmation of purchases, redemptions, and exchanges (except for systematic program transactions). In addition, you will receive annual account statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request copies of historical account statements for a fee of $10 per Fund per year requested.
Distributions of Net Investment Income and Net Capital Gains.  A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.
Distributions of net investment income, if any, of each Fund are declared and paid annually. Distributions of net investment income are paid to all shareholders invested in the Funds on the record date, which is the date on which a shareholder must officially own shares in order to earn a distribution.
In addition, each Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. You will be taxed in the same manner whether you receive your distributions in cash or additional Fund shares.
If you purchase shares just before a Fund declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution.
The distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax-deferred arrangement such as an IRA or a 401(k) plan.
Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum

Account and Share Information	71

Account and Share Information (cont.)

dollar amounts described above, but not so much as to exceed the maximum dollar amounts.
Accounts with Low Balances.  Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.
Multiple Classes.  The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. The Funds in this Prospectus each offer three classes of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different expenses, which may affect their performance.
Tax Information

Federal Income Tax.  Each Fund intends to qualify and elect to be treated as a Regulated Investment Company (RIC) under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. There can be no assurances that a Fund will satisfy all requirements to be taxed as a RIC.
The Funds will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income and net capital gains in cash or additional Fund shares. Distributions from a Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income. For a non-corporate shareholder, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be used to offset a shareholder’s losses from other investments. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long-term capital gains, regardless of how long such shareholder has held shares of such Fund. Fund distributions are expected to consist of both investment company taxable income and net capital gains.
Each of the BMO In-Retirement Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2040 Fund, and BMO Target Retirement 2050 Fund is a successor to the portfolio of a collective trust fund managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the succeeding Fund. Each such Fund has taken the position that it has succeeded to the tax basis of the assets of its respective predecessor collective trust fund. Shareholders should be aware that as a Fund sells portfolio securities that were acquired from a predecessor collective trust fund, any gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund. Any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of a Fund may be taxed on appreciation that occurred before the shareholder purchased Fund shares, including appreciation that occurred prior to the Fund’s acquisition of portfolio securities from a predecessor collective trust fund.
Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.
Distributions are generally taxed when received. However, distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If more than 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year consists of interests in other RICs, the Fund may be eligible to elect to “pass through”

72	Account and Share Information

Account and Share Information (cont.)

foreign taxes to you. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.
In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. At this time, REIT dividends that an investor effectively receives indirectly through a RIC that owns interests in a REIT do not qualify for the 20% qualified business income deduction. As a result, it may be less advantageous for an investor to hold interests in a REIT indirectly through a RIC than it would be for the investor to directly invest in the underlying REIT. This tax treatment of REIT dividends received through a RIC may change in the future.
Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.
If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (IRS) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, at the rate set forth in the Code. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.
This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.
Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI). Monthly portfolio holdings for all Funds are disclosed at www.bmo.com/gam/
funds/g/us/home/prospectus-and-fund-docs approximately thirty days after the end of each month.

Account and Share Information	73

BMO Funds Information

Management of the BMO Funds.  The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling the underlying funds and any portfolio securities for the Funds. The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.
Adviser’s Background.  The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a publicly-held Canadian diversified financial services company. As of August 31, 2018, the Adviser had approximately $40.5 billion in assets under management, of which approximately $12.9 billion was in the BMO Funds’ assets.
The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.
Portfolio Managers.  Jon Adams, Michael Dowdall, and Irina Pacheco are co-portfolio managers of the Funds. All members of the team share investment decision making responsibilities with respect to the Funds. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015. He is a CFA Charterholder. Previously, Mr. Adams was a portfolio manager with UBS Global Asset Management from 2003 to 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016. He is a CFA Charterholder. Previously, Mr. Dowdall was an investment analyst with Lighthouse Investment Partners from 2010 to 2016. Ms. Pacheco, Vice President, Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2006. She is a CFA Charterholder. Mr. Adams has co-managed the Funds since August 2015, and Mr. Dowdall and Ms. Pacheco have co-managed the Funds since March 2017.
The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.
Advisory Fees.  The Adviser does not receive an investment advisory fee for the services it performs for the Target Date Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the affiliated BMO Funds that serve as underlying funds.
The Adviser has contractually agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and acquired fund fees and expenses) from exceeding the levels set out in the table below through December 31, 2019. This agreement may not be terminated prior to December 31, 2019 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.
	Class Y	Class R3	Class R6
BMO In-Retirement Fund	0.33%	0.58%	(0.07)%
BMO Target Retirement 2015 Fund	0.33%	0.58%	(0.07)%
BMO Target Retirement 2020 Fund	0.33%	0.58%	(0.07)%
BMO Target Retirement 2025 Fund	0.33%	0.58%	(0.07)%
BMO Target Retirement 2030 Fund	0.37%	0.62%	(0.03)%
BMO Target Retirement 2035 Fund	0.37%	0.62%	(0.03)%
BMO Target Retirement 2040 Fund	0.36%	0.61%	(0.04)%
BMO Target Retirement 2045 Fund	0.36%	0.61%	(0.04)%
BMO Target Retirement 2050 Fund	0.36%	0.61%	(0.04)%
BMO Target Retirement 2055 Fund	0.36%	0.61%	(0.04)%
The Board’s basis for approving the investment advisory contract for the Funds is contained in the Funds’ Annual Report dated August 31, 2018.
Distributor.  BMO Investment Distributors, LLC (BID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.
Affiliate Services and Fees.  BMO Harris Bank, an affiliate of the Adviser, provides services to the Funds as custodian of the assets. For each Fund, the custody fees are calculated at the annual rate of 0.005% on the first $10 billion of average daily net assets (ADNA) based on the collective net assets of all the BMO Funds that BMO Harris Bank services as custodian, plus 0.0025% of assets exceeding $10 billion.
The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds - U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Class R3 or R6 shares of the Funds.
The Adviser is the administrator of the Funds and State Street Bank & Trust Company is the sub-administrator. The Adviser, as administrator, is entitled to receive fees from the Class Y and R3 shares of each Fund at the annual rate of 0.15% of the Fund’s ADNA. All fees of the sub-administrator are paid by the Adviser.

74	BMO Funds Information

BMO Funds Information (cont.)

The Funds pay fees to the Distributor for the sale and distribution of Class A and Class R3 shares, pursuant to the Rule 12b-1 Plan. The Distributor generally uses the fees to compensate broker/dealers and may retain the fees in certain circumstances.
Payments to Financial Intermediaries.  From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser and Rule 12b-1 fees paid by the Funds to the Distributor) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

BMO Funds Information	75

Financial Highlights—Investor Class (Class Y) of Shares (For a share outstanding throughout each period)
The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions.
The information for the fiscal years ended August 31, 2015, 2016, 2017, and 2018 and the fiscal period ended August 31, 2014 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2018, which is available free of charge from the Funds.
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(2)	Ratios to Average Net Assets(3)			Net assets, end of period (000 omitted)	Portfolio turnover rate(2)
										Gross Expenses	Net Expenses(4)	Net investment income(4)
In-Retirement Fund
2018	$ 9.39	$ 0.21	$ 0.13	$ 0.34	$(0.20)	$(0.56)	$(0.76)	$ 8.97	3.66%	1.36%	0.33%	2.11%	$ 2,648	35%
2017	9.54	0.18	0.39	0.57	(0.23)	(0.49)	(0.72)	9.39	6.52	1.42	0.33	1.65	3,461	26
2016	10.02	0.22	0.27	0.49	(0.24)	(0.73)	(0.97)	9.54	5.45	1.25	0.33	2.02	3,469	44
2015	11.05	0.24	(0.44)	(0.20)	(0.29)	(0.54)	(0.83)	10.02	(1.94)	1.03	0.33	1.96	4,804	53
2014	10.00	0.20	0.99	1.19	(0.12)	(0.02)	(0.14)	11.05	12.03	1.08	0.33	1.92	7,120	45
2015 Fund
2018	11.32	0.25	0.28	0.53	(0.19)	(0.02)	(0.21)	11.64	4.72	4.35	0.33	1.84	323	38
2017	10.66	0.34	0.53	0.87	(0.21)	—	(0.21)	11.32	8.33	4.29	0.33	1.47	411	72
2016	10.44	0.19	0.39	0.58	(0.25)	(0.11)	(0.36)	10.66	5.76	4.07	0.33	1.80	689	49
2015	10.74	0.11	(0.35)	(0.24)	(0.06)	—	(0.06)	10.44	(2.27)	4.21	0.33	1.54	632	83
2014 (5)	10.00	0.02	0.72	0.74	—	—	—	10.74	7.40	73.54	0.33	1.23	229	29
2020 Fund
2018	10.52	0.17	0.58	0.75	(0.20)	(0.51)	(0.71)	10.56	7.28	0.60	0.33	1.54	18,002	29
2017	10.21	0.17	0.81	0.98	(0.19)	(0.48)	(0.67)	10.52	10.17	0.63	0.33	1.45	17,810	23
2016	10.49	0.17	0.41	0.58	(0.22)	(0.64)	(0.86)	10.21	5.96	0.63	0.33	1.67	18,913	39
2015	11.34	0.18	(0.46)	(0.28)	(0.25)	(0.32)	(0.57)	10.49	(2.58)	0.59	0.33	1.64	21,331	37
2014	10.00	0.18	1.35	1.53	(0.15)	(0.04)	(0.19)	11.34	15.43	0.63	0.33	1.72	32,064	35
2025 Fund
2018	11.61	0.14	0.87	1.01	(0.21)	(0.13)	(0.34)	12.28	8.85	1.01	0.33	1.23	1,185	33
2017	10.74	0.12	1.10	1.22	(0.16)	(0.19)	(0.35)	11.61	11.76	1.04	0.33	1.12	933	31
2016	10.42	0.15	0.44	0.59	(0.18)	(0.09)	(0.27)	10.74	5.78	1.01	0.33	1.78	674	33
2015	10.78	0.06	(0.37)	(0.31)	(0.05)	—	(0.05)	10.42	(2.89)	1.26	0.33	1.04	1,676	53
2014 (5)	10.00	0.01	0.77	0.78	—	—	—	10.78	7.80	24.60	0.33	0.56	289	22
2030 Fund
2018	11.55	0.15	0.98	1.13	(0.18)	(0.42)	(0.60)	12.08	9.95	0.57	0.37	1.14	20,713	32
2017	10.79	0.15	1.18	1.33	(0.15)	(0.42)	(0.57)	11.55	12.89	0.61	0.37	1.25	19,498	25
2016	10.84	0.14	0.45	0.59	(0.18)	(0.46)	(0.64)	10.79	5.75	0.61	0.37	1.37	19,681	33
2015	11.61	0.15	(0.49)	(0.34)	(0.18)	(0.25)	(0.43)	10.84	(3.07)	0.59	0.37	1.30	23,332	45
2014	10.00	0.15	1.66	1.81	(0.18)	(0.02)	(0.20)	11.61	18.26	0.66	0.37	1.40	33,059	29

76	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(2)	Ratios to Average Net Assets(3)			Net assets, end of period (000 omitted)	Portfolio turnover rate(2)
										Gross Expenses	Net Expenses(4)	Net investment income(4)
2035 Fund
2018	$ 11.7	$ 0.15	$ 1.09	$ 1.24	$(0.23)	$(0.55)	$(0.78)	$12.16	10.95%	1.45%	0.37%	1.01%	$ 921	32%
2017	10.73	0.10	1.33	1.43	(0.14)	(0.32)	(0.46)	11.70	13.85	1.13	0.37	0.91	734	32
2016	10.33	0.10	0.49	0.59	(0.15)	(0.04)	(0.19)	10.73	5.84	1.02	0.37	1.35	659	29
2015	10.71	0.01	(0.38)	(0.37)	(0.01)	—	(0.01)	10.33	(3.43)	1.29	0.37	0.26	870	96
2014 (5)	10.00	0.00	0.71	0.71	—	—	—	10.71	7.10	23.63	0.37	0.16	348	29
2040 Fund
2018	11.56	0.14	1.14	1.28	(0.19)	(0.91)	(1.10)	11.74	11.50	0.67	0.36	0.97	12,173	29
2017	10.68	0.16	1.32	1.48	(0.13)	(0.47)	(0.60)	11.56	14.59	0.73	0.36	1.30	11,098	24
2016	10.92	0.12	0.47	0.59	(0.16)	(0.67)	(0.83)	10.68	5.74	0.71	0.36	1.18	13,370	31
2015	11.75	0.12	(0.51)	(0.39)	(0.20)	(0.24)	(0.44)	10.92	(3.46)	0.67	0.36	1.14	12,852	36
2014	10.00	0.14	1.82	1.96	(0.19)	(0.02)	(0.21)	11.75	19.81	0.76	0.36	1.45	18,090	22
2045 Fund
2018	11.93	0.15	1.22	1.37	(0.21)	(0.55)	(0.76)	12.54	11.73	2.10	0.36	1.01	914	35
2017 (6)	10.92	0.11	1.41	1.52	(0.13)	(0.38)	(0.51)	11.93	14.58	1.72	0.36	1.03	911	31
2016	10.48	0.09	0.53	0.62	(0.15)	(0.03)	(0.18)	10.92	6.02	1.53	0.36	1.33	868	32
2015	10.84	(0.01)	(0.34)	(0.35)	(0.01)	—	(0.01)	10.48	(3.27)	2.14	0.36	0.26	1,142	95
2014 (5)	10.00	0.00	0.84	0.84	—	—	—	10.84	8.40	33.37	0.36	0.04	154	35
2050 Fund
2018	11.99	0.13	1.24	1.37	(0.20)	(0.35)	(0.55)	12.81	11.64	0.75	0.36	0.95	10,017	27
2017	11.05	0.21	1.34	1.55	(0.13)	(0.48)	(0.61)	11.99	14.67	0.85	0.36	1.55	8,400	27
2016	10.96	0.13	0.50	0.63	(0.16)	(0.38)	(0.54)	11.05	5.98	0.86	0.36	1.15	10,382	29
2015	11.76	0.12	(0.50)	(0.38)	(0.19)	(0.23)	(0.42)	10.96	(3.37)	0.84	0.36	1.06	10,275	39
2014	10.00	0.14	1.81	1.95	(0.17)	(0.02)	(0.19)	11.76	19.69	1.08	0.36	1.36	11,231	28
2055 Fund
2018	11.90	0.15	1.22	1.37	(0.15)	(0.19)	(0.34)	12.93	11.65	2.07	0.36	0.67	394	26
2017	10.85	0.11	1.40	1.51	(0.12)	(0.34)	(0.46)	11.90	14.39	2.56	0.36	0.91	551	56
2016	10.41	0.09	0.54	0.63	(0.13)	(0.06)	(0.19)	10.85	6.15	3.32	0.36	1.46	410	38
2015	10.85	0.06	(0.42)	(0.36)	(0.06)	(0.02)	(0.08)	10.41	(3.33)	6.91	0.36	0.57	1,049	61
2014 (5)	10.00	0.00	0.85	0.85	—	—	—	10.85	8.50	50.05	0.36	0.07	143	123
(1)	Based on net asset value as of end of period date.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(4)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Calculated using the average shares method.

Financial Highlights	77

Financial Highlights—Retirement Class R3 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(2)	Ratios to Average Net Assets(3)			Net assets, end of period (000 omitted)	Portfolio turnover rate(2)
										Gross Expenses	Net Expenses(4)	Net investment income(4)
In-Retirement Fund
2018	$ 9.42	$ 0.15	$ 0.17	$ 0.32	$(0.17)	$(0.56)	$(0.73)	$ 9.01	3.43%	1.60%	0.58%	1.85%	$ 766	35%
2017	9.54	0.32	0.25	0.57	(0.20)	(0.49)	(0.69)	9.42	6.39	1.67	0.58	1.57	634	26
2016	10.01	0.19	0.28	0.47	(0.21)	(0.73)	(0.94)	9.54	5.19	1.50	0.58	1.77	1,720	44
2015	11.03	0.19	(0.42)	(0.23)	(0.26)	(0.53)	(0.79)	10.01	(2.24)	1.28	0.58	1.76	2,149	53
2014	10.00	0.19	0.98	1.17	(0.12)	(0.02)	(0.14)	11.03	11.74	1.33	0.58	1.64	4,283	45
2015 Fund
2018	11.30	0.19	0.31	0.50	(0.21)	(0.02)	(0.23)	11.57	4.46	4.58	0.58	1.69	117	38
2017	10.65	0.14	0.70	0.84	(0.19)	—	(0.19)	11.30	8.07	4.54	0.58	1.31	114	72
2016	10.41	0.26	0.30	0.56	(0.21)	(0.11)	(0.32)	10.65	5.57	4.32	0.58	1.75	136	49
2015	10.72	0.09	(0.36)	(0.27)	(0.04)	—	(0.04)	10.41	(2.50)	4.46	0.58	1.33	221	83
2014 (5)	10.00	0.03	0.69	0.72	—	—	—	10.72	7.20	73.79	0.58	1.18	105	29
2020 Fund
2018	10.53	0.21	0.52	0.73	(0.16)	(0.51)	(0.67)	10.59	7.06	0.85	0.58	1.63	4,533	29
2017	10.22	0.16	0.79	0.95	(0.16)	(0.48)	(0.64)	10.53	9.87	0.88	0.58	1.32	6,813	23
2016	10.48	0.17	0.39	0.56	(0.18)	(0.64)	(0.82)	10.22	5.74	0.88	0.58	1.44	11,985	39
2015	11.33	0.17	(0.48)	(0.31)	(0.22)	(0.32)	(0.54)	10.48	(2.88)	0.84	0.58	1.39	15,177	37
2014	10.00	0.15	1.36	1.51	(0.14)	(0.04)	(0.18)	11.33	15.23	0.88	0.58	1.28	23,025	35
2025 Fund
2018	11.56	0.21	0.77	0.98	—	(0.13)	(0.13)	12.41	8.53	1.28	0.58	1.26	109	33
2017	10.69	0.24	0.97	1.21	(0.15)	(0.19)	(0.34)	11.56	11.66	1.29	0.58	1.17	150	31
2016	10.38	0.14	0.42	0.56	(0.16)	(0.09)	(0.25)	10.69	5.49	1.26	0.58	1.30	1,053	33
2015	10.76	0.03	(0.36)	(0.33)	(0.05)	—	(0.05)	10.38	(3.06)	1.51	0.58	0.74	1,388	53
2014 (5)	10.00	0.04	0.72	0.76	—	—	—	10.76	7.60	24.85	0.58	0.59	2	22
2030 Fund
2018	11.55	0.17	0.93	1.10	(0.14)	(0.42)	(0.56)	12.09	9.63	0.82	0.62	0.98	3,844	32
2017	10.78	0.14	1.17	1.31	(0.12)	(0.42)	(0.54)	11.55	12.70	0.86	0.62	1.13	6,316	25
2016	10.82	0.12	0.45	0.57	(0.15)	(0.46)	(0.61)	10.78	5.53	0.86	0.62	1.15	9,875	33
2015	11.59	0.13	(0.51)	(0.38)	(0.14)	(0.25)	(0.39)	10.82	(3.39)	0.84	0.62	1.09	12,812	45
2014	10.00	0.13	1.65	1.78	(0.17)	(0.02)	(0.19)	11.59	17.98	0.91	0.62	1.21	20,329	29

78	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(2)	Ratios to Average Net Assets(3)			Net assets, end of period (000 omitted)	Portfolio turnover rate(2)
										Gross Expenses	Net Expenses(4)	Net investment income(4)
2035 Fund
2018	$11.63	$ 0.10	$ 1.12	$ 1.22	$(0.06)	$(0.55)	$(0.61)	$12.24	10.76%	1.70%	0.62%	0.69%	$ 123	32%
2017	10.67	0.11	1.29	1.40	(0.12)	(0.32)	(0.44)	11.63	13.59	1.38	0.62	0.99	120	32
2016	10.27	0.12	0.44	0.56	(0.12)	(0.04)	(0.16)	10.67	5.55	1.27	0.62	1.06	492	29
2015	10.68	(0.03)	(0.36)	(0.39)	(0.02)	—	(0.02)	10.27	(3.65)	1.54	0.62	(0.13)	734	96
2014 (5)	10.00	0.01	0.67	0.68	—	—	—	10.68	6.80	23.88	0.62	0.19	3	29
2040 Fund
2018	11.57	0.10	1.16	1.26	(0.14)	(0.91)	(1.05)	11.78	11.31	0.92	0.61	0.74	2,061	29
2017	10.69	0.19	1.26	1.45	(0.10)	(0.47)	(0.57)	11.57	14.17	0.98	0.61	1.22	2,555	24
2016	10.91	0.12	0.44	0.56	(0.11)	(0.67)	(0.78)	10.69	5.48	0.96	0.61	1.06	4,991	31
2015	11.72	0.10	(0.50)	(0.40)	(0.17)	(0.24)	(0.41)	10.91	(3.57)	0.92	0.61	0.92	7,748	36
2014	10.00	0.11	1.82	1.93	(0.19)	(0.02)	(0.21)	11.72	19.42	1.01	0.61	0.97	11,429	22
2045 Fund
2018	11.87	0.06	1.27	1.33	—	(0.55)	(0.55)	12.65	11.37	2.32	0.61	0.78	74	35
2017 (6)	10.87	0.09	1.41	1.50	(0.12)	(0.38)	(0.50)	11.87	14.35	1.97	0.61	0.80	53	31
2016	10.42	0.13	0.46	0.59	(0.11)	(0.03)	(0.14)	10.87	5.74	1.78	0.61	1.02	426	32
2015	10.82	(0.07)	(0.31)	(0.38)	(0.02)	—	(0.02)	10.42	(3.53)	2.39	0.61	(0.90)	746	95
2014 (5)	10.00	0.00	0.82	0.82	—	—	—	10.82	8.20	33.62	0.61	0.01	3	35
2050 Fund
2018	11.97	0.11	1.23	1.34	(0.16)	(0.35)	(0.51)	12.80	11.38	1.00	0.61	0.74	1,978	27
2017	11.04	0.14	1.38	1.52	(0.11)	(0.48)	(0.59)	11.97	14.38	1.10	0.61	1.07	3,115	27
2016	10.95	0.10	0.50	0.60	(0.13)	(0.38)	(0.51)	11.04	5.66	1.11	0.61	0.98	4,515	29
2015	11.74	0.09	(0.50)	(0.41)	(0.15)	(0.23)	(0.38)	10.95	(3.57)	1.09	0.61	0.81	5,072	39
2014	10.00	0.11	1.82	1.93	(0.17)	(0.02)	(0.19)	11.74	19.40	1.33	0.61	0.87	6,826	28
2055 Fund
2018	11.83	0.14	1.19	1.33	(0.17)	(0.19)	(0.36)	12.80	11.39	2.37	0.61	2.44	117	26
2017	10.80	0.07	1.41	1.48	(0.11)	(0.34)	(0.45)	11.83	14.22	2.81	0.61	1.09	94	56
2016	10.38	0.09	0.50	0.59	(0.11)	(0.06)	(0.17)	10.80	5.73	3.57	0.61	0.82	477	38
2015	10.84	0.03	(0.41)	(0.38)	(0.06)	(0.02)	(0.08)	10.38	(3.55)	7.16	0.61	0.14	395	61
2014 (5)	10.00	0.01	0.83	0.84	—	—	—	10.84	8.40	50.30	0.61	0.44	54	123
(1)	Based on net asset value as of end of period date.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(4)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Calculated using the average shares method.

Financial Highlights	79

Financial Highlights—Retirement Class R6 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(2)	Ratios to Average Net Assets(3)			Net assets, end of period (000 omitted)	Portfolio turnover rate(2)
										Gross Expenses	Net Expenses(4)(5)	Net investment income(4)
In-Retirement Fund
2018	$ 9.40	$0.23	$ 0.14	$ 0.37	$(0.24)	$(0.56)	$(0.80)	$ 8.97	3.99%	0.95%	0.00%	2.47%	$10,490	35%
2017	9.55	0.22	0.40	0.62	(0.28)	(0.49)	(0.77)	9.40	7.04	1.02	0.00	2.11	10,885	26
2016	10.05	0.26	0.27	0.53	(0.30)	(0.73)	(1.03)	9.55	5.85	0.85	0.00	2.37	16,406	44
2015	11.08	0.29	(0.45)	(0.16)	(0.34)	(0.53)	(0.87)	10.05	(1.54)	0.63	0.00	2.35	16,611	53
2014	10.00	0.25	0.99	1.24	(0.14)	(0.02)	(0.16)	11.08	12.47	0.68	0.00	2.31	20,128	45
2015 Fund
2018	11.39	0.29	0.29	0.58	(0.29)	(0.02)	(0.31)	11.66	5.12	3.96	0.00	2.37	2,384	38
2017	10.73	0.19	0.73	0.92	(0.26)	—	(0.26)	11.39	8.80	3.89	0.00	1.97	3,390	72
2016	10.50	0.25	0.38	0.63	(0.29)	(0.11)	(0.40)	10.73	6.22	3.67	0.00	2.21	3,744	49
2015	10.78	0.13	(0.34)	(0.21)	(0.07)	—	(0.07)	10.50	(1.92)	3.81	0.00	1.94	4,234	83
2014 (6)	10.00	0.08	0.70	0.78	—	—	—	10.78	7.80	73.14	0.00	1.75	174	29
2020 Fund
2018	10.54	0.22	0.57	0.79	(0.24)	(0.51)	(0.75)	10.58	7.72	0.20	0.00	2.00	54,683	29
2017	10.23	0.19	0.83	1.02	(0.23)	(0.48)	(0.71)	10.54	10.66	0.23	0.00	1.76	56,024	23
2016	10.52	0.21	0.41	0.62	(0.27)	(0.64)	(0.91)	10.23	6.39	0.23	0.00	2.01	62,358	39
2015	11.38	0.25	(0.50)	(0.25)	(0.29)	(0.32)	(0.61)	10.52	(2.28)	0.19	0.00	1.98	53,085	37
2014	10.00	0.22	1.36	1.58	(0.16)	(0.04)	(0.20)	11.38	15.98	0.23	0.00	1.97	59,502	35
2025 Fund
2018	11.68	0.21	0.86	1.07	(0.26)	(0.13)	(0.39)	12.36	9.30	0.61	0.00	1.75	25,266	33
2018	10.81	0.17	1.11	1.28	(0.22)	(0.19)	(0.41)	11.68	12.20	0.64	0.00	1.75	20,473	31
2016	10.48	0.19	0.44	0.63	(0.21)	(0.09)	(0.30)	10.81	6.15	0.61	0.00	1.83	28,905	33
2015	10.81	0.09	(0.35)	(0.26)	(0.07)	—	(0.07)	10.48	(2.45)	0.86	0.00	1.48	26,042	53
2014 (6)	10.00	0.05	0.76	0.81	—	—	—	10.81	8.10	24.20	0.00	1.39	1,363	22
2030 Fund
2018	11.57	0.19	0.98	1.17	(0.23)	(0.42)	(0.65)	12.09	10.34	0.17	0.00	1.62	75,347	32
2017	10.81	0.16	1.22	1.38	(0.20)	(0.42)	(0.62)	11.57	13.38	0.21	0.00	1.48	66,995	25
2016	10.87	0.19	0.45	0.64	(0.24)	(0.46)	(0.70)	10.81	6.21	0.21	0.00	1.66	73,828	33
2015	11.64	0.16	(0.46)	(0.30)	(0.22)	(0.25)	(0.47)	10.87	(2.70)	0.19	0.00	1.57	60,302	45
2014	10.00	0.19	1.66	1.85	(0.19)	(0.02)	(0.21)	11.64	18.70	0.26	0.00	1.50	48,829	29

80	Financial Highlights

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(2)	Ratios to Average Net Assets(3)			Net assets, end of period (000 omitted)	Portfolio turnover rate(2)
										Gross Expenses	Net Expenses(4)(5)	Net investment income(4)
2035 Fund
2018	$11.77	$0.20	$ 1.11	$ 1.31	$(0.29)	$(0.55)	$(0.84)	$12.24	11.50%	1.06%	0.00%	1.48%	$14,524	32%
2017	10.79	0.14	1.34	1.48	(0.18)	(0.32)	(0.50)	11.77	14.31	0.73	0.00	1.70	12,216	32
2016	10.38	0.17	0.47	0.64	(0.19)	(0.04)	(0.23)	10.79	6.26	0.62	0.00	1.57	30,132	29
2015	10.73	0.04	(0.36)	(0.32)	(0.03)	—	(0.03)	10.38	(2.99)	0.89	0.00	0.97	27,613	96
2014 (6)	10.00	0.04	0.69	0.73	—	—	—	10.73	7.30	23.23	0.00	1.06	1,201	29
2040 Fund
2018	11.58	0.17	1.15	1.32	(0.24)	(0.91)	(1.15)	11.75	11.90	0.27	0.00	1.43	45,999	29
2017	10.71	0.14	1.38	1.52	(0.18)	(0.47)	(0.65)	11.58	14.98	0.33	0.00	1.40	38,944	24
2016	10.96	0.17	0.46	0.63	(0.21)	(0.67)	(0.88)	10.71	6.17	0.31	0.00	1.51	48,219	31
2015	11.78	0.16	(0.50)	(0.34)	(0.24)	(0.24)	(0.48)	10.96	(2.98)	0.27	0.00	1.45	40,193	36
2014	10.00	0.18	1.83	2.01	(0.21)	(0.02)	(0.23)	11.78	20.26	0.36	0.00	1.39	39,760	22
2045 Fund
2018	12.00	0.19	1.24	1.43	(0.26)	(0.55)	(0.81)	12.62	12.26	1.66	0.00	1.37	10,309	35
2017 (7)	10.98	0.19	1.39	1.58	(0.18)	(0.38)	(0.56)	12.00	15.08	1.32	0.00	1.71	6,964	31
2016	10.53	0.16	0.50	0.66	(0.18)	(0.03)	(0.21)	10.98	6.38	1.13	0.00	1.48	15,877	32
2015	10.87	0.03	(0.35)	(0.32)	(0.02)	—	(0.02)	10.53	(2.91)	1.74	0.00	0.85	13,046	95
2014 (6)	10.00	0.04	0.83	0.87	—	—	—	10.87	8.70	32.97	0.00	0.93	895	35
2050 Fund
2018	12.00	0.19	1.24	1.43	(0.26)	(0.35)	(0.61)	12.82	12.11	0.35	0.00	1.42	34,564	27
2017	11.08	0.14	1.45	1.59	(0.19)	(0.48)	(0.67)	12.00	15.09	0.45	0.00	1.28	28,173	27
2016	11.00	0.17	0.50	0.67	(0.21)	(0.38)	(0.59)	11.08	6.37	0.46	0.00	1.48	30,317	29
2015	11.80	0.14	(0.48)	(0.34)	(0.23)	(0.23)	(0.46)	11.00	(2.99)	0.44	0.00	1.37	22,487	39
2014	10.00	0.18	1.83	2.01	(0.19)	(0.02)	(0.21)	11.80	20.24	0.68	0.00	1.39	17,346	28
2055 Fund
2018	11.97	0.18	1.25	1.43	(0.24)	(0.19)	(0.43)	12.97	12.17	1.60	0.00	1.35	10,755	26
2017	10.91	0.16	1.41	1.57	(0.17)	(0.34)	(0.51)	11.97	14.93	2.16	0.00	1.53	6,561	56
2016	10.47	0.15	0.51	0.66	(0.16)	(0.06)	(0.22)	10.91	6.43	2.92	0.00	1.30	6,866	38
2015	10.89	0.07	(0.39)	(0.32)	(0.08)	(0.02)	(0.10)	10.47	(2.96)	6.51	0.00	0.90	2,809	61
2014 (6)	10.00	0.03	0.86	0.89	—	—	—	10.89	8.90	49.65	0.00	0.84	477	123
(1)	Based on net asset value as of end of period date.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(4)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(5)	Please refer to Note 5, subsection Investment Adviser Fee and Other Transactions with Affiliates, in the Notes to Financial Statements.
(6)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(7)	Calculated using the average shares method.

Financial Highlights	81

PRSRT STD
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LANCASTER, PA
PERMIT NO. 1793
BMO Funds - U.S. Services P.O. Box 219006 Kansas City, MO 64121-9006
Contact us 1-800-236-FUND (3863) 414-287-8555
Learn more bmofunds.com
The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.
To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call BMO Funds - U.S. Services at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Funds’ website at bmofunds.com.
Information about the Funds, including the SAI, may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov. You will be charged a fee for this duplicating service.
Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.
BMO Investment Distributors, LLC, Distributor
Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.
© 2018 BMO Financial Corp. (12/18)	Investment Company Act File No. 811-58433

December 28, 2018 BMO Funds
BMO Funds
Prospectus
Target Risk Funds
Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Notification of electronic delivery of shareholder materials
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your broker/dealer, investment professional, or financial institution. Instead, the reports will be made available online at bmofunds.com/documents, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call the Funds toll-free at 1-800-236-FUND (3863) or send an email request to bmofundsus.services@bmo.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

	Investor Class (Class Y)	Institutional Class (Class I)	Retirement Class (Class R3)	Retirement Class (Class R6)
BMO Target Risk Funds
BMO Conservative Allocation Fund	BDVYX	BDVIX	BDVRX	BDVSX
BMO Moderate Allocation Fund	BMBYX	BMBHX	BMBQX	BMBTX
BMO Balanced Allocation Fund	BGRYX	BGRHX	BGRRX	BGRQX
BMO Growth Allocation Fund	BABYX	BABHX	BABRX	BABQX
BMO Aggressive Allocation Fund	BDSYX	BDSHX	BDSRX	BDSQX

Fund Summary
BMO Conservative Allocation Fund

Investment Objective:
To provide total return primarily from income, secondarily from appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.79%	0.52%	0.54%	0.39%
Acquired (underlying) Fund Fees and Expenses(1)	0.55%	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	1.34%	1.07%	1.59%	0.94%
Fee Waiver and Expense Reimbursement(2)	(0.46)%	(0.44)%	(0.46)%	(0.46)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.88%	0.63%	1.13%	0.48%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class R3	Class R6
1 Year	$ 90	$ 64	$ 115	$ 49
3 Years	$ 379	$ 297	$ 457	$ 254
5 Years	$ 690	$ 547	$ 822	$ 475
10 Years	$1,573	$1,266	$1,850	$1,113
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Fund normally targets an allocation of approximately 80% of its total assets in funds that invest principally in fixed income securities and 20% of its total assets in funds that invest principally in equity securities. Under normal market conditions, the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 70-90% of its total assets in funds that invest principally in fixed income securities and 10-30% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the underlying funds may invest include corporate bonds and government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in funds with exposure to debt

BMO Target Risk Funds	1

BMO Conservative Allocation Fund (cont.)

securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds.
The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.
BMO Fund	Equity	Fixed Income	Alternatives	Money Market Funds
Conservative Allocation	10% - 30%	60% - 80%	0% - 15%	0% - 10%
Moderate Allocation	30% - 50%	40% - 60%	0% - 15%	0% - 10%
Balanced Allocation	50% - 70%	25% - 45%	0% - 15%	0% - 10%
Growth Allocation	70% - 90%	5% - 25%	0% - 15%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%	0% - 10%
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The underlying funds invest their assets directly in equity securities, fixed income securities, derivatives and other alternative investments, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities, money market securities, and certain derivative instruments including currency and index-related futures and forwards for both hedging and investment purposes.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.
Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Derivatives Risks. Direct investment in derivatives involves the same risks described as part of the “Underlying Fund Investment Risk” below.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same

2	BMO Target Risk Funds

BMO Conservative Allocation Fund (cont.)

proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an

BMO Target Risk Funds	3

BMO Conservative Allocation Fund (cont.)

issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940, as amended (1940 Act), and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the
Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2008-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was (0.11)%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	9.22%
Worst quarter	9/30/2008	(5.56)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class I (Inception 7/31/1994)
Return Before Taxes	7.34%	4.06%	4.92%
Return After Taxes on Distributions	3.70%	2.67%	4.22%
Return After Taxes on Distributions and Sale of Fund Shares	6.24%	2.83%	3.76%
BBUABI (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.00%
LMATACFI (reflects deduction of fees and no deduction for sales charges or taxes)	8.78%	4.98%	4.65%

4	BMO Target Risk Funds

BMO Conservative Allocation Fund (cont.)

	1 Year	Since Inception
Class Y (Inception 5/30/2014)
Return Before Taxes	7.12%	3.18%
Class R3 (Inception 5/30/2014)
Return Before Taxes	6.81%	2.93%
Class R6 (Inception 5/30/2014)
Return Before Taxes	7.49%	3.58%
BBUABI (reflects no deduction for fees, expenses or taxes)	3.54%	2.44%
LMATACFI (reflects deduction of fees and no deduction for sales charges or taxes)	8.78%	3.81%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bloomberg Barclays U.S. Aggregate Bond Index (BBUABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.
The Lipper Mixed-Asset Target Allocation Conservative Funds Index (LMATACFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams and Michael Dowdall are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO Target Risk Funds	5

BMO Moderate Allocation Fund

Investment Objective:
To provide total investment return from income and appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.60%	0.36%	0.35%	0.20%
Acquired (underlying) Fund Fees and Expenses(1)	0.58%	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses	1.18%	0.94%	1.43%	0.78%
Fee Waiver and Expense Reimbursement(2)	(0.30)%	(0.31)%	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.88%	0.63%	1.13%	0.48%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.30% for Class Y, 0.05% for Class I, 0.55% for Class R3, and (0.10)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Fees and Expenses of the Fund
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class R3	Class R6
1 Year	$ 90	$ 64	$ 115	$ 49
3 Years	$ 345	$ 269	$ 423	$219
5 Years	$ 620	$ 490	$ 753	$404
10 Years	$1,405	$1,126	$1,687	$938
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Fund normally targets an allocation of approximately 60% of its total assets in funds that invest principally in fixed income securities and 40% of its total assets in funds that invest principally in equity securities. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 50-70% of its total assets in funds that invest principally in fixed income securities and 30-50% of its total assets in funds that invest principally in equity securities.
Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the underlying funds may invest include corporate bonds and government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The

6	BMO Target RISK Funds

BMO Moderate Allocation Fund (cont.)

Fund also may invest in funds with exposure to debt securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.
BMO Fund	Equity	Fixed Income	Alternatives	Money Market Funds
Conservative Allocation	10% - 30%	60% - 80%	0% - 15%	0% - 10%
Moderate Allocation	30% - 50%	40% - 60%	0% - 15%	0% - 10%
Balanced Allocation	50% - 70%	25% - 45%	0% - 15%	0% - 10%
Growth Allocation	70% - 90%	5% - 25%	0% - 15%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%	0% - 10%
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The underlying funds invest their assets directly in equity securities, fixed income securities, derivatives and other alternative investments, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities, money market securities, and certain derivative instruments including currency and index-related futures and forwards for both hedging and investment purposes.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.
Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Derivatives Risks. Direct investment in derivatives involves the same risks described as part of the “Underlying Fund Investment Risk” below.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying

BMO Target RISK Funds	7

BMO Moderate Allocation Fund (cont.)

funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign

8	BMO Target RISK Funds

BMO Moderate Allocation Fund (cont.)

withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940, as amended (1940 Act), and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2008-2017)

BMO Target RISK Funds	9

BMO Moderate Allocation Fund (cont.)

The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 1.43%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2009	11.41%
Worst quarter	12/31/2008	(9.39)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class I (Inception 7/31/1994)
Return Before Taxes	11.02%	6.16%	5.32%
Return After Taxes on Distributions	8.94%	4.99%	4.73%
Return After Taxes on Distributions and Sale of Fund Shares	7.23%	4.52%	4.10%
BBUABI (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.00%
LMATACFI (reflects deduction of fees and no deduction for sales charges or taxes)	8.78%	4.98%	4.65%

	1 Year	Since Inception
Class Y (Inception 5/30/2014)
Return Before Taxes	10.71%	4.44%
Class R3 (Inception 5/30/2014)
Return Before Taxes	10.52%	4.19%
Class R6 (Inception 5/30/2014)
Return Before Taxes	11.25%	4.88%
BBUABI (reflects no deduction for fees, expenses or taxes)	3.54%	2.44%
LMATACFI (reflects deduction of fees and no deduction for sales charges or taxes)	8.78%	3.81%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Bloomberg Barclays U.S. Aggregate Bond Index (BBUABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.
The Lipper Mixed-Asset Target Allocation Conservative Funds Index (LMATACFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams and Michael Dowdall are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.

10	BMO Target RISK Funds

BMO Moderate Allocation Fund (cont.)

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO Target RISK Funds	11

BMO Balanced Allocation Fund

Investment Objective:
To provide total investment return from income and appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.48%	0.23%	0.23%	0.08%
Acquired (underlying) Fund Fees and Expenses(1)	0.61%	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	1.09%	0.84%	1.34%	0.69%
Fee Waiver and Expense Reimbursement(2)	(0.15)%	(0.15)%	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.94%	0.69%	1.19%	0.54%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class R3	Class R6
1 Year	$ 96	$ 70	$ 121	$ 55
3 Years	$ 332	$ 253	$ 410	$206
5 Years	$ 586	$ 451	$ 720	$369
10 Years	$1,315	$1,023	$1,600	$844
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Fund normally targets an allocation of approximately 40% of its total assets in funds that invest principally in fixed income securities and 60% of its total assets in funds that invest principally in equity securities. Under normal market conditions, the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 30-50% of its total assets in funds that invest principally in fixed income securities and 50-70% of its total assets in funds that invest principally in equity securities.
Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the underlying funds may invest include corporate bonds and government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The

12	BMO Target RISK Funds

BMO Balanced Allocation Fund (cont.)

Fund also may invest in funds with exposure to debt securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.
BMO Fund	Equity	Fixed Income	Alternatives	Money Market Funds
Conservative Allocation	10% - 30%	60% - 80%	0% - 15%	0% - 10%
Moderate Allocation	30% - 50%	40% - 60%	0% - 15%	0% - 10%
Balanced Allocation	50% - 70%	25% - 45%	0% - 15%	0% - 10%
Growth Allocation	70% - 90%	5% - 25%	0% - 15%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%	0% - 10%
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The underlying funds invest their assets directly in equity securities, fixed income securities, derivatives and other alternative investments, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities, money market securities, and certain derivative instruments including currency and index-related futures and forwards for both hedging and investment purposes.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.
Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Derivatives Risks. Direct investment in derivatives involves the same risks described as part of the “Underlying Fund Investment Risk” below.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying

BMO Target RISK Funds	13

BMO Balanced Allocation Fund (cont.)

funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign

14	BMO Target RISK Funds

BMO Balanced Allocation Fund (cont.)

withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940, as amended (1940 Act), and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2008-2017)

BMO Target RISK Funds	15

BMO Balanced Allocation Fund (cont.)

The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 2.85%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	13.62%
Worst quarter	12/31/2008	(14.17)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class I (Inception 7/31/1994)
Return Before Taxes	14.80%	8.26%	5.57%
Return After Taxes on Distributions	11.76%	6.63%	4.78%
Return After Taxes on Distributions and Sale of Fund Shares	10.28%	6.24%	4.33%
S&P 500 (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
LMATAMFI (reflects deduction of fees and no deduction for sales charges or taxes)	13.37%	7.89%	5.17%

	1 Year	Since Inception
Class Y (Inception 5/30/2014)
Return Before Taxes	14.45%	5.67%
Class R3 (Inception 5/30/2014)
Return Before Taxes	14.15%	5.41%
Class R6 (Inception 5/30/2014)
Return Before Taxes	14.92%	6.09%
S&P 500 (reflects no deduction for fees, expenses or taxes)	21.83%	11.93%
LMATAMFI (reflects deduction of fees and no deduction for sales charges or taxes)	13.37%	5.75%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P 500 Index (S&P 500) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.
The Lipper Mixed-Asset Target Allocation Moderate Funds Index (LMATAMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams and Michael Dowdall are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

16	BMO Target RISK Funds

BMO Balanced Allocation Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO Target RISK Funds	17

BMO Growth Allocation Fund

Investment Objective:
To provide total investment return from income and appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.56%	0.31%	0.31%	0.17%
Acquired (underlying) Fund Fees and Expenses(1)	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.20%	0.95%	1.45%	0.81%
Fee Waiver and Expense Reimbursement(2)	(0.26)%	(0.26)%	(0.26)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.94%	0.69%	1.19%	0.54%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.30% for Class Y, 0.05% for Class I, 0.55% for Class R3, and (0.10)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class R3	Class R6
1 Year	$ 96	$ 70	$ 121	$ 55
3 Years	$ 355	$ 277	$ 433	$232
5 Years	$ 635	$ 500	$ 767	$423
10 Years	$1,432	$1,143	$1,713	$977
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Fund normally targets an allocation of approximately 20% of its total assets in funds that invest principally in fixed income securities and 80% of its total assets in funds that invest principally in equity securities. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 10-30% of its total assets in funds that invest principally in fixed income securities and 70-90% of its total assets in funds that invest principally in equity securities.
Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The underlying funds may also invest in fixed income securities, including corporate bonds and government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The

18	BMO Target RISK Funds

BMO Growth Allocation Fund (cont.)

Fund also may allocate assets to underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.
BMO Fund	Equity	Fixed Income	Alternatives	Money Market Funds
Conservative Allocation	10% - 30%	60% - 80%	0% - 15%	0% - 10%
Moderate Allocation	30% - 50%	40% - 60%	0% - 15%	0% - 10%
Balanced Allocation	50% - 70%	25% - 45%	0% - 15%	0% - 10%
Growth Allocation	70% - 90%	5% - 25%	0% - 15%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%	0% - 10%
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The underlying funds invest their assets directly in equity securities, fixed income securities, derivatives and other alternative investments, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities, money market securities, and certain derivative instruments including currency and index-related futures and forwards for both hedging and investment purposes.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.
Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Derivatives Risks. Direct investment in derivatives involves the same risks described as part of the “Underlying Fund Investment Risk” below.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for

BMO Target RISK Funds	19

BMO Growth Allocation Fund (cont.)

certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Asset-Backed/Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risks of prepayment. An underlying fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign

20	BMO Target RISK Funds

BMO Growth Allocation Fund (cont.)

withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, a risk exists that these entities will default on a financial obligation.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the
Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940, as amended (1940 Act), and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2008-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 4.25%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	15.97%
Worst quarter	12/31/2008	(19.02)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class I (Inception 7/31/1994)
Return Before Taxes	18.70%	10.36%	5.78%
Return After Taxes on Distributions	16.38%	9.01%	5.13%
Return After Taxes on Distributions and Sale of Fund Shares	11.99%	7.96%	4.51%

BMO Target RISK Funds	21

BMO Growth Allocation Fund (cont.)

	1 Year	5 Years	10 Years
S&P 500 (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
LMATAMFI (reflects deduction of fees and no deduction for sales charges or taxes)	13.37%	7.89%	5.17%

	1 Year	Since Inception
Class Y (Inception 5/30/2014)
Return Before Taxes	18.34%	6.88%
Class R3 (Inception 5/30/2014)
Return Before Taxes	18.05%	6.62%
Class R6 (Inception 5/30/2014)
Return Before Taxes	18.78%	7.31%
S&P 500 (reflects no deduction for fees, expenses or taxes)	21.83%	11.93%
LMATAMFI (reflects deduction of fees and no deduction for sales charges or taxes)	13.37%	5.75%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P 500 Index (S&P 500) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.
The Lipper Mixed-Asset Target Allocation Moderate Funds Index (LMATAMI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams and Michael Dowdall are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22	BMO Target RISK Funds

BMO Aggressive Allocation Fund

Investment Objective:
To provide total investment return primarily from appreciation, secondarily from income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.53%	0.28%	0.28%	0.13%
Acquired (underlying) Fund Fees and Expenses(1)	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.13%	0.88%	1.38%	0.73%
Fee Waiver and Expense Reimbursement(2)	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.93%	0.68%	1.18%	0.53%
(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2019. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class Y	Class I	Class R3	Class R6
1 Year	$ 95	$ 69	$ 120	$ 54
3 Years	$ 339	$ 261	$ 417	$213
5 Years	$ 603	$ 468	$ 736	$386
10 Years	$1,357	$1,066	$1,640	$888
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The Fund normally targets an allocation of approximately 100% of its total assets in funds that invest principally in equity securities, and will invest at least 80% of its assets in funds that invest principally in common or preferred stocks. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 0-10% of its total assets in funds that invest principally in money market funds and 90-100% of its total assets in funds that invest principally in equity securities.
Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may allocate assets to underlying funds that invest in cash, cash equivalents, convertible securities (fixed income securities convertible into shares of common or preferred stock), and other short-term fixed income instruments, including money market funds.

BMO Target RISK Funds	23

BMO Aggressive Allocation Fund (cont.)

While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.
The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.
BMO Fund	Equity	Fixed Income	Alternatives	Money Market Funds
Conservative Allocation	10% - 30%	60% - 80%	0% - 15%	0% - 10%
Moderate Allocation	30% - 50%	40% - 60%	0% - 15%	0% - 10%
Balanced Allocation	50% - 70%	25% - 45%	0% - 15%	0% - 10%
Growth Allocation	70% - 90%	5% - 25%	0% - 15%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%	0% - 10%
The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.
The underlying funds invest their assets directly in equity securities, fixed income securities, derivatives and other alternative investments, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.
Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities, money market securities, and certain derivative instruments including currency and index-related futures and forwards for both hedging and investment purposes.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.
This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.
Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.
Derivatives Risks. Direct investment in derivatives involves the same risks described as part of the “Underlying Fund Investment Risk” below.
Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same

24	BMO Target RISK Funds

BMO Aggressive Allocation Fund (cont.)

proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.
•	Derivatives Risk. The performance of derivative instruments depends largely on the performance of the underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.
Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.
Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•	Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.
•	Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.
•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.
•	Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.
•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on

BMO Target RISK Funds	25

BMO Aggressive Allocation Fund (cont.)

market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.
Fund Performance
The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940, as amended (1940 Act), and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (Code), which, if applicable, might have adversely affected the performance of the Collective Fund.
The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2008-2017)
The return for the Class I shares of the Fund from January 1, 2018 through September 30, 2018 was 5.50%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	9/30/2009	17.74%
Worst quarter	12/31/2008	(22.56)%
Average Annual Total Returns through 12/31/17
	1 Year	5 Years	10 Years
Class I (Inception 7/31/1994)
Return Before Taxes	22.01%	12.20%	6.02%
Return After Taxes on Distributions	18.18%	10.28%	5.11%
Return After Taxes on Distributions and Sale of Fund Shares	15.19%	9.39%	4.67%
S&P 500 (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
LMATAGFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.67%	9.96%	6.24%

	1 Year	Since Inception
Class Y (Inception 5/30/2014)
Return Before Taxes	21.74%	8.05%
Class R3 (Inception 5/30/2014)
Return Before Taxes	21.41%	7.78%
Class R6 (Inception 5/30/2014)
Return Before Taxes	22.15%	8.47%
S&P 500 (reflects no deduction for fees, expenses or taxes)	21.83%	11.93%
LMATAGFI (reflects deduction of fees and no deduction for sales charges or taxes)	16.67%	7.21%
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class Y, Class R3, and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The S&P 500 Index (S&P 500) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

26	BMO Target RISK Funds

BMO Aggressive Allocation Fund (cont.)

The Lipper Mixed-Asset Target Allocation Growth Funds Index (LMATAGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. BMO Asset Management Corp.
Portfolio Managers. Jon Adams and Michael Dowdall are co-portfolio managers of the Fund. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has co-managed the Fund since March 2017.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50. Class R3 and Class R6 shares are available generally for purchase by eligible retirement plans. Class R6 shares also are available generally for purchase by fee-based wrap programs and other registered investment companies.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan. You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO Target RISK Funds	27

Additional Information Regarding Principal Investment Strategies and Risks

The investment objective of each of the BMO Conservative Allocation Fund, BMO Moderate Allocation Fund, BMO Balanced Allocation Fund, BMO Growth Allocation Fund, and BMO Aggressive Allocation Fund (each, a Target Risk Fund or a Fund) is non-fundamental and may be changed without shareholder approval. In implementing their respective investment objectives, the Funds share the same investment approach: each Fund seeks to achieve its investment objective by investing primarily in other BMO mutual funds representing a variety of asset classes (the underlying funds) according to an asset allocation strategy developed by the Adviser. The Adviser may add unaffiliated funds to the underlying funds in its discretion and periodically may rebalance or modify the asset mix and change the underlying funds. The underlying funds will include funds that invest in equity and fixed income investments and will be used by the Funds to meet their target asset allocations and investment styles. The Funds are designed to provide investors with investment management, asset allocation, and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.
BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.
The Funds are designed for investors with varying degrees of risk tolerance. The Funds maintain their equity and fixed income holdings in underlying funds that target varying levels of risk. Market appreciation or depreciation may cause a Fund’s actual asset allocation to vary temporarily from the Fund’s target asset allocation. Based on the target risk, each Fund will have a customized asset allocation best suited for the following types of investors:

Fund Name	Type of Investor
BMO Conservative Allocation Fund	Investors who are relatively conservative and whose primary goal is receiving investment income while avoiding high levels of volatility
BMO Moderate Allocation Fund	Investors whose primary goal is to receive income but who are willing to accept some additional risk in pursuing appreciation
BMO Balanced Allocation Fund	Investors whose preferences for capital appreciation and investment income are about equal
BMO Growth Allocation Fund	Investors pursuing investment growth but who would prefer to reduce some of the risks involved with aggressive equity strategies
BMO Aggressive Allocation Fund	Investors interested in pursuing a high rate of investment growth over the long term and who are comfortable with the risks of stock investing
The Funds are intended for investors who are comfortable with varying levels of volatility and who are willing to accept the risks associated with the Funds’ asset allocation strategies. In general, a fund with a higher equity asset allocation is expected to be more volatile than a fund with a higher fixed income asset allocation. For more information on the principal risks of investing in the Funds, please see the Fund Summary sections in this Prospectus and the SAI.
The Adviser may adjust each Fund’s underlying fund allocations within a particular asset class based on the following considerations: market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, a Fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, each Fund will have exposure to one or more style classes. The style classes include large-cap, mid-cap, small-cap, and international funds. The Adviser may adjust a Fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions.
Accordingly, a Fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.
Although each Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

28	Additional Information Regarding Principal Investment Strategies and Risks

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When a Fund engages in such activities, it may not achieve its investment objective.
Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. On July 21, 2015, rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Volcker Rule) went into effect. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the Adviser, from engaging in proprietary trading of certain instruments and limits such entities’ investments in and relationships with “covered funds,” as defined in the rules. These prohibitions may include certain restrictions on the extent to which BMO and/or its affiliates may own shares of the Funds. If BMO or its affiliates own 25% or more of the outstanding shares of any Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which may include the ability to purchase and sell securities on a short term basis. Reducing the seed capital in a new Fund to address these trading restrictions may prevent the Fund from pursuing its investment objective, may restrict the Fund’s activities, and may prevent the Fund from retaining enough capital to engage in certain investment strategies, which could have a negative effect on the Fund’s performance. Additionally, if BMO or its affiliates reduce their interest in a Fund, the Fund may be subject to transaction costs, losses and adverse tax consequences and may be forced to liquidate prematurely, among other things.
The Funds are designed to be an integral part of an investor’s overall investment strategy. However, they are not designed to provide investors with a complete solution to their investment needs. Investors must consider many factors when choosing an investment strategy. For example, factors such as current income needs and your sources of income all should be considered when you choose your overall investment strategy.

Additional Information Regarding Principal Investment Strategies and Risks	29

How to Buy Shares

Who Can Invest in the BMO Funds?  Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.
Shares of the Funds are qualified for sale only in the United States and its territories and possessions. The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.
How Do I Purchase Shares?  You may purchase shares through a broker/dealer, investment professional, or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.
The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. You may meet the minimum investment amount for Class I shares by aggregating multiple accounts with common ownership or discretionary control within a Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class I shares if the aggregate amount invested by the adviser or consultant in a Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.
The minimum initial investment amount for Class I shares is $1 million per Fund. This requirement may be met by investments through financial intermediary omnibus accounts. In addition, no minimum initial investment amount exists for certain employer-sponsored retirement plans (operated pursuant to Code sections 401(a), 401(k), 403(b), and 457) where a financial intermediary provides retirement recordkeeping services to plan participants with the use of omnibus accounts held on the books of a Fund. Also, if approved in advance by Fund management, the minimum investment amount for Class I shares may be waived for (i) broker-dealer managed account or wrap programs that charge an asset-based fee; (ii) registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services; or (iii) private bank and trust company managed accounts or wrap programs that charge an asset-based fee.
The minimum investment for Class I shares does not apply to current employees of BMO Financial Corp. and/or its affiliates, the spouse or domestic partner or children of a current employee of BMO Financial Corp. or its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I shares in this manner are not eligible to participate in the Systematic Investment Program or Checkwriting described in the tables below.
If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees and investment minimums, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.
Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds - U.S. Services at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.
Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds - U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.
You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”
When Can Shares Be Purchased?  You can buy the shares of a Fund on any day the New York Stock Exchange (NYSE) is open

30	How to Buy Shares

How to Buy Shares (cont.)

for regular session trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV). The NAV is calculated for each of the Funds at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.
How is NAV Calculated?  Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. Each Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.
In determining the NAV for the Funds, investments in other open-end registered investment companies are valued at net asset value. In valuing other portfolio securities, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.
Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value. Investments in ETFs are valued at market prices.
Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.
The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service uses statistical data based on historical performance of securities and markets and other data in developing factors used to estimate fair value for that day.
In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds. An underlying fund may need to fair value one or more of its investments, which may, in turn, require a Fund to do the same because of delays in obtaining the underlying fund’s NAV.
Purchase of Class R Shares.  Class R3 and Class R6 shares are available generally to retirement plans established under Code sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R3 and Class R6 shares also are available generally to retirement plans where plan level or omnibus accounts are held on the books of BMO Harris Bank N.A. Class R6 shares also are available generally to fee-based wrap programs or through retirement plan intermediaries that have an agreement with the Fund’s distributor specifically for the sale of such shares. Class R6 shares also are available generally to

How to Buy Shares	31

How to Buy Shares (cont.)

other registered investment companies. Class R3 and Class R6 shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.
Class R3 shares are subject to a 0.50% 12b-1 fee and a 0.15% administrative services fee, while Class R6 shares are not.
Rule 12b-1 Plan.  The Funds have adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.50% of the Class R3 assets to the distributor and financial intermediaries for the sale and distribution of each Fund’s Class R3 shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Important Information About Procedures for Opening a New Account.  The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information. If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments
Class Y
• To open an account–$1,000
• To add to an account (including through a Systematic Investment Program)–$50
Class I
• To open an account–$1,000,000
Class R3
• To open an account–Contact BMO Funds - U.S. Services
Class R6
• To open an account–Contact BMO Funds - U.S. Services

32	How to Buy Shares

How to Buy Shares (cont.)

Phone 1-800-236-FUND (3863)
• Contact BMO Funds - U.S. Services.
• Complete an application for a new account.
• Once you have opened an account and if you have not opted out of telephone privileges on your account application or by a subsequent authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.
Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:
BMO Funds - U.S. Services P.O. Box 219006 Kansas City, MO 64121-9006
• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.
Wire
• Notify BMO Funds - U.S. Services and request wire instructions at 1-800-236-FUND (3863).
• Mail a completed account application to the Fund at the address above under “Mail.”
• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.
Systematic Investment Program
• You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds - U.S. Services receives the order.
• Call BMO Funds - U.S. Services at 1-800-236-FUND (3863) to apply for this program.
BMO Funds Website
• You may purchase Fund shares at bmofunds.com if you have not opted out of this feature included as part of telephone privileges on the account application.

How to Buy Shares	33

How to Buy Shares (cont.)

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.
• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.
• All checks should be made payable to “BMO Funds.”
• The maximum ACH purchase amount is $100,000.

Employer-Sponsored Retirement Plans
• Eligible retirement plans may open an account and purchase Class R shares by contacting an Authorized Dealer. Additional shares may be purchased through the plan’s administrator or recordkeeper.

34	How to Buy Shares

How to Redeem and Exchange Shares

How Do I Redeem Shares?  You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.
Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds - U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds - U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.
Redemption requests for the Funds must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed by the Authorized Dealer. Please contact your Authorized Dealer for more information.
All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is received, regardless of the method by which the redemption proceeds are paid. The Funds will meet redemption requests with cash on hand, by selling portfolio securities, or by utilizing a line of credit or interfund lending arrangement. The Funds also may meet redemption requests by redeeming shares in-kind, although the Funds do not intend to do so. These redemption methods will be used regularly and may also be used in stressed market conditions.
Will I Be Charged a Fee for Redemptions?  You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds - U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Certain redemption requests may require a medallion guarantee. See “Additional Conditions for Redemption–Medallion Guarantees” below for details.
Phone 1-800-236-FUND (3863)
• Contact BMO Funds - U.S. Services.
• If you have not opted out of the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.
• Not available to retirement accounts, for which redemptions must be done in writing.
Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:
BMO Funds - U.S. Services P.O. Box 219006 Kansas City, MO 64121-9006
• For additional assistance, call BMO Funds - U.S. Services at 1-800-236-FUND (3863).

How to Redeem and Exchange Shares	35

How to Redeem and Exchange Shares (cont.)

Wire/Electronic Transfer
• Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.
• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.
• Each wire transfer is subject to a $10 fee.
• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.
Systematic Withdrawal Program
• If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.
• Contact BMO Funds - U.S. Services to apply for this program.
BMO Funds Website
• You may redeem Fund shares at bmofunds.com if you have not opted out of this feature included as part of telephone privileges on the account application..

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

36	How to Redeem and Exchange Shares

Additional Conditions for Redemption

Medallion Guarantees.  A medallion signature guarantee is a guarantee by a financial institution that a signature is genuine and is used in connection with transferring securities to protect against unauthorized transfers. In the following instances, you must have a medallion guarantee on written redemption requests:
•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;
•	when you want the redemption payable to someone other than the shareholder of record; or
•	when your redemption is to be sent to an address of record that was changed within the last 30 days.
Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.
Limitations on Redemption Proceeds.  Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:
•	to allow your purchase payment to clear;
•	during periods of market volatility; or
•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.
You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.
Corporate Resolutions.  Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.
Redemption in Kind.  The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold and shareholders may incur brokerage costs when converting these securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The subsequent sale of securities received in kind may result in taxable gains or realized losses for federal income tax purposes.
Exchange Privilege.  You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase and is, therefore, a taxable transaction for federal income tax purposes.
You must have a medallion guarantee if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.
Exchanges by Telephone.  If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds - U.S. Services, you may telephone instructions to BMO Funds - U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.
The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.
Conversion Privilege.  Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes.
However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend or terminate this conversion feature at any time.
Frequent Traders.  The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.

Additional Conditions for Redemption	37

Additional Conditions for Redemption (cont.)

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.
Each Fund monitors and enforces the Market Timing Policy through:
•	the termination of a shareholder’s purchase and/or exchange privileges; and
•	selective monitoring of trade activity.
Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.
The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

38	Additional Conditions for Redemption

Account and Share Information

Fund Transactions Through BMO Funds Website.  If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at bmofunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.
Online Conditions.  Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:
	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50 By wire: $1,000	By ACH: $50,000 By wire: $50,000
Exchanges:	$50	$100,000
Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.
You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.
Online Risks.  If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds - U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.
Confirmations and Account Statements.  You will receive confirmation of purchases, redemptions, and exchanges (except for systematic program transactions). In addition, you will receive annual account statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request copies of historical account statements for a fee of $10 per Fund per year requested.
Distributions of Net Investment Income and Net Capital Gains.  A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.
Distributions of net investment income, if any, of each Fund are declared and paid annually. Distributions of net investment income are paid to all shareholders invested in the Funds on the record date, which is the date on which a shareholder must officially own shares in order to earn a distribution.
In addition, each Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. You will be taxed in the same manner whether you receive your distributions in cash or additional Fund shares.
If you purchase shares just before a Fund declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution.
The distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax-deferred arrangement such as an IRA or a 401(k) plan.
Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum

Account and Share Information	39

Account and Share Information (cont.)

dollar amounts described above, but not so much as to exceed the maximum dollar amounts.
Accounts with Low Balances.  Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Class I shares may be converted to Class Y shares if your account balance falls below the required minimum of $1,000,000. Before shares are redeemed to close an account or converted from Class I shares to Class Y shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. A redemption by the Fund may result in a taxable gain or loss.
Multiple Classes.  The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. The Funds in this Prospectus each offer three classes of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different expenses, which may affect their performance.
Tax Information

Federal Income Tax.  Each Fund intends to qualify and elect to be treated as a Regulated Investment Company (RIC) under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. There can be no assurances that a Fund will satisfy all requirements to be taxed as a RIC.
The Funds will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income and net capital gains in cash or additional Fund shares. Distributions from a Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income. For a non-corporate shareholder, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be used to offset a shareholder’s losses from other investments. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long-term capital gains, regardless of how long such shareholder has held shares of such Fund. Fund distributions are expected to consist of both investment company taxable income and net capital gains.
Each Fund is a successor to the portfolio of a collective trust fund managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the succeeding Fund. Each Fund has taken the position that it has succeeded to the tax basis of the assets of its respective predecessor collective trust fund. Shareholders should be aware that as a Fund sells portfolio securities that were acquired from a predecessor collective trust fund, any gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund. Any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of a Fund may be taxed on appreciation that occurred before the shareholder purchased Fund shares, including appreciation that occurred prior to the Fund’s acquisition of portfolio securities from a predecessor collective trust fund.
Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.
Distributions are generally taxed when received. However, distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If more than 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year consists of interests in

40	Account and Share Information

Account and Share Information (cont.)

other RICs, the Fund may be eligible to elect to “pass through” foreign taxes to you. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.
Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.
If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (IRS) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, at the rate set forth in the Code. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.
This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.
Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI). Monthly portfolio holdings for all Funds are disclosed at www.bmo.com/gam/
funds/g/us/home/prospectus-and-fund-docs approximately thirty days after the end of each month.

Account and Share Information	41

BMO Funds Information

Management of the BMO Funds.  The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling the underlying funds and any portfolio securities for the Funds. The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.
Adviser’s Background.  The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a publicly-held Canadian diversified financial services company. As of August 31, 2018, the Adviser had approximately $40.5 billion in assets under management, of which approximately $12.9 billion was in the BMO Funds’ assets.
The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.
Portfolio Managers.  Jon Adams and Michael Dowdall are co-portfolio managers of the Funds. Both members of the team share investment decision making responsibilities with respect to the Funds. Mr. Adams, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Funds since August 2015. He is a CFA Charterholder. Previously, Mr. Adams was a portfolio manager with UBS Global Asset Management from 2003 to 2015. Mr. Dowdall, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2016 and has managed the Funds since March 2017. He is a CFA Charterholder. Previously, Mr. Dowdall was an investment analyst with Lighthouse Investment Partners from 2010 to 2016.
The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.
Advisory Fees.  The Adviser does not receive an investment advisory fee for the services it performs for the Target Risk Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the affiliated BMO Funds that serve as underlying funds.
The Adviser has contractually agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and acquired fund fees and expenses) from exceeding the levels set out in the table below through December 31, 2019. This expense limitation agreement may not be terminated prior to December 31, 2019 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.
	Class Y	Class I	Class R3	Class R6
BMO Conservative Allocation Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Moderate Allocation Fund	0.30%	0.05%	0.55%	(0.10)%
BMO Balanced Allocation Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Growth Allocation Fund	0.30%	0.05%	0.55%	(0.10)%
BMO Aggressive Allocation Fund	0.33%	0.08%	0.58%	(0.07)%
The Board’s basis for approving the investment advisory contract for the Funds is included in the Funds’ Annual Report dated August 31, 2018.
Distributor.  BMO Investment Distributors, LLC (BID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.
Affiliate Services and Fees.  BMO Harris Bank, an affiliate of the Adviser, provides services to the Funds as custodian of the assets. For each Fund, the custody fees are calculated at the annual rate of 0.005% on the first $10 billion of average daily net assets (ADNA) based on the collective net assets of all the BMO Funds that BMO Harris Bank services as custodian, plus 0.0025% of assets exceeding $10 billion.
The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds - U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Class I, R3, or R6 shares of the Funds.
The Adviser is the administrator of the Funds and State Street Bank & Trust Company is the sub-administrator. The Adviser, as administrator, is entitled to receive fees from the Class Y and R3 shares of each Fund at the annual rate of 0.15% of the Fund’s ADNA. All fees of the sub-administrator are paid by the Adviser.
The Funds pay fees to the Distributor for the sale and distribution of Class A and Class R3 shares, pursuant to the Rule 12b-1 Plan. The Distributor generally uses the fees to compensate broker/dealers and may retain the fees in certain circumstances.
Payments to Financial Intermediaries.  From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may

42	BMO Funds Information

BMO Funds Information (cont.)

enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser and Rule 12b-1 fees paid by the Funds to the Distributor) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

BMO Funds Information	43

Financial Highlights—Investor Class (Class Y) of Shares (For a share outstanding throughout each period)
The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions.
The information for the fiscal years ended August 31, 2015, 2016, 2017, and 2018 and the fiscal period ended August 31, 2014 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2018, which is available free of charge from the Funds.
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(2)	Ratios to Average Net Assets(3)			Net assets, end of period (000 omitted)	Portfolio turnover rate(2)
										Gross Expenses	Net Expenses(4)	Net investment income(4)
Conservative Allocation Fund
2018	$10.02	$0.21	$(0.03)	$ 0.18	$(0.40)	$(1.13)	$(1.53)	$ 8.67	1.79%	0.79%	0.33%	1.99%	$ 13,395	29%
2017	9.80	0.18	0.28	0.46	(0.24)	(0.00)	(0.24)	10.02	4.83	0.58	0.33	1.55	15,531	40
2016	9.76	0.25	0.21	0.46	(0.23)	(0.19)	(0.42)	9.80	4.98	0.56	0.33	2.23	17,919	31
2015	10.14	0.20	(0.34)	(0.14)	(0.16)	(0.08)	(0.24)	9.76	(1.37)	0.57	0.33	1.97	23,598	39
2014 (5)	10.00	0.03	0.11	0.14	—	—	—	10.14	1.40	0.60	0.33	1.17	25,931	10
Moderate Allocation Fund
2018	10.08	0.18	0.31	0.49	(0.19)	(0.46)	(0.65)	9.92	4.94	0.60	0.30	1.69	7,126	31
2017	9.72	0.17	0.55	0.72	(0.22)	(0.14)	(0.36)	10.08	7.59	0.58	0.30	1.43	7,777	39
2016	9.78	0.24	0.23	0.47	(0.20)	(0.33)	(0.53)	9.72	5.13	0.56	0.30	1.92	13,119	38
2015	10.20	0.17	(0.36)	(0.19)	(0.17)	(0.06)	(0.23)	9.78	(1.89)	0.57	0.30	1.72	22,595	30
2014 (5)	10.00	0.04	0.16	0.20	—	—	—	10.20	2.00	0.60	0.30	1.60	24,928	8
Balanced Allocation Fund
2018	9.65	0.15	0.60	0.75	(0.18)	(0.81)	(0.99)	9.41	8.06	0.48	0.33	1.39	98,453	29
2017	9.42	0.13	0.79	0.92	(0.18)	(0.51)	(0.69)	9.65	10.33	0.48	0.33	1.19	101,517	35
2016	9.78	0.15	0.32	0.47	(0.17)	(0.66)	(0.83)	9.42	5.23	0.47	0.33	1.54	110,814	33
2015	10.26	0.15	(0.39)	(0.24)	(0.17)	(0.07)	(0.24)	9.78	(2.41)	0.47	0.33	1.38	157,207	29
2014 (5)	10.00	0.03	0.23	0.26	—	—	—	10.26	2.60	0.47	0.33	1.14	184,860	6
Growth Allocation Fund
2018	10.23	0.13	0.98	1.11	(0.18)	(0.58)	(0.76)	10.58	11.15	0.56	0.30	1.18	13,887	32
2017	9.57	0.10	1.11	1.21	(0.12)	(0.43)	(0.55)	10.23	13.27	0.57	0.30	1.10	16,758	42
2016	9.82	0.12	0.37	0.49	(0.16)	(0.58)	(0.74)	9.57	5.28	0.56	0.30	1.22	24,691	38
2015	10.31	0.11	(0.41)	(0.30)	(0.16)	(0.03)	(0.19)	9.82	(2.95)	0.57	0.30	1.10	43,023	20
2014 (5)	10.00	0.02	0.29	0.31	—	—	—	10.31	3.10	0.60	0.30	0.73	46,520	6
Aggressive Allocation Fund
2018	10.01	0.12	1.20	1.32	(0.19)	(1.13)	(1.32)	10.01	13.90	0.53	0.33	1.06	34,898	27
2017	9.56	0.11	1.27	1.38	(0.10)	(0.83)	(0.93)	10.01	15.60	0.53	0.33	1.03	37,632	33
2016	9.85	0.10	0.38	0.48	(0.13)	(0.64)	(0.77)	9.56	5.14	0.52	0.33	1.04	52,260	33
2015	10.36	0.12	(0.41)	(0.29)	(0.18)	(0.04)	(0.22)	9.85	(2.79)	0.53	0.34	0.73	83,064	44
2014 (5)	10.00	0.01	0.35	0.36	—	—	—	10.36	3.60	0.58	0.36	0.42	63,049	3
(1)	Based on net asset value as of end of period date.

44	Financial Highlights

(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(4)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

Financial Highlights	45

Financial Highlights—Institutional Class (Class I) of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(2)	Ratios to Average Net Assets(3)			Net assets, end of period (000 omitted)	Portfolio turnover rate(2)
										Gross Expenses	Net Expenses(4)	Net investment income(4)
Conservative Allocation Fund
2018	$10.02	$3.41	$(3.20)	$ 0.21	$(0.13)	$(1.13)	$(1.26)	$ 8.97	2.11%	0.52%	0.08%	1.10%	$ 1,416	29%
2017	9.81	0.18	0.30	0.48	(0.27)	(0.00)	(0.27)	10.02	5.07	0.33	0.08	1.78	26,464	40
2016	9.77	0.24	0.25	0.49	(0.26)	(0.19)	(0.45)	9.81	5.29	0.31	0.08	2.46	29,479	31
2015	10.15	0.23	(0.35)	(0.12)	(0.17)	(0.09)	(0.26)	9.77	(1.22)	0.32	0.08	2.23	29,104	39
2014 (5)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.35	0.08	1.41	29,082	10
Moderate Allocation Fund
2018	10.08	0.28	0.25	0.53	(0.21)	(0.46)	(0.67)	9.94	5.33	0.36	0.05	1.68	5,888	31
2017	9.73	0.17	0.57	0.74	(0.25)	(0.14)	(0.39)	10.08	7.82	0.33	0.05	1.66	9,375	39
2016	9.79	0.23	0.28	0.51	(0.24)	(0.33)	(0.57)	9.73	5.50	0.31	0.05	2.15	11,990	38
2015	10.21	0.21	(0.38)	(0.17)	(0.18)	(0.07)	(0.25)	9.79	(1.75)	0.32	0.05	1.95	16,112	30
2014 (5)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.35	0.05	1.82	17,704	8
Balanced Allocation Fund
2018	9.66	0.19	0.58	0.77	(0.20)	(0.81)	(1.01)	9.42	8.27	0.23	0.08	1.61	47,597	29
2017	9.43	0.13	0.81	0.94	(0.20)	(0.51)	(0.71)	9.66	10.67	0.23	0.08	1.42	52,821	35
2016	9.79	0.17	0.33	0.50	(0.20)	(0.66)	(0.86)	9.43	5.54	0.22	0.08	1.73	74,515	33
2015	10.26	0.17	(0.39)	(0.22)	(0.19)	(0.06)	(0.25)	9.79	(2.17)	0.22	0.08	1.59	81,475	29
2014 (5)	10.00	0.04	0.22	0.26	—	—	—	10.26	2.60	0.22	0.08	1.39	79,584	6
Growth Allocation Fund
2018	10.23	0.15	1.00	1.15	(0.21)	(0.58)	(0.79)	10.59	11.59	0.31	0.05	1.42	11,441	32
2017	9.58	0.09	1.14	1.23	(0.15)	(0.43)	(0.58)	10.23	13.51	0.32	0.05	1.15	8,969	42
2016	9.84	0.14	0.37	0.51	(0.19)	(0.58)	(0.77)	9.58	5.50	0.31	0.05	1.48	9,696	38
2015	10.32	0.15	(0.42)	(0.27)	(0.18)	(0.03)	(0.21)	9.84	(2.72)	0.32	0.05	1.32	15,252	20
2014 (5)	10.00	0.02	0.30	0.32	—	—	—	10.32	3.20	0.35	0.05	0.96	18,598	6
Aggressive Allocation Fund
2018	10.00	0.15	1.20	1.35	(0.21)	(1.13)	(1.34)	10.01	14.26	0.28	0.08	1.23	15,878	27
2017	9.57	0.14	1.25	1.39	(0.13)	(0.83)	(0.96)	10.00	15.79	0.28	0.08	1.29	14,685	33
2016	9.87	0.11	0.39	0.50	(0.16)	(0.64)	(0.80)	9.57	5.41	0.27	0.08	1.31	24,026	33
2015	10.37	0.14	(0.40)	(0.26)	(0.19)	(0.05)	(0.24)	9.87	(2.55)	0.28	0.09	1.06	31,770	44
2014 (5)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.33	0.11	0.66	27,401	3
(1)	Based on net asset value as of end of period date.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(4)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

46	Financial Highlights

Financial Highlights—Retirement Class R3 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(2)	Ratios to Average Net Assets(3)			Net assets, end of period (000 omitted)	Portfolio turnover rate(2)
										Gross Expenses	Net Expenses(4)	Net investment income(4)
Conservative Allocation Fund
2018	$10.01	$0.52	$(0.36)	$ 0.16	$(0.20)	$(1.13)	$(1.33)	$ 8.84	1.58%	1.04%	0.58%	1.41%	$ 956	29%
2017	9.80	0.13	0.30	0.43	(0.22)	(0.00)	(0.22)	10.01	4.52	0.83	0.58	1.34	3,012	40
2016	9.74	0.21	0.24	0.45	(0.20)	(0.19)	(0.39)	9.80	4.82	0.81	0.58	1.97	6,802	31
2015	10.14	0.20	(0.37)	(0.17)	(0.15)	(0.08)	(0.23)	9.74	(1.72)	0.82	0.58	1.74	7,624	39
2014 (5)	10.00	0.02	0.12	0.14	—	—	—	10.14	1.40	0.85	0.58	0.91	11,583	10
Moderate Allocation Fund
2018	10.08	0.20	0.26	0.46	(0.17)	(0.46)	(0.63)	9.91	4.65	0.85	0.55	1.43	8,095	31
2017	9.72	0.11	0.58	0.69	(0.19)	(0.14)	(0.33)	10.08	7.37	0.83	0.55	1.10	13,725	39
2016	9.76	0.26	0.19	0.45	(0.16)	(0.33)	(0.49)	9.72	4.90	0.81	0.55	1.65	12,695	38
2015	10.20	0.15	(0.37)	(0.22)	(0.16)	(0.06)	(0.22)	9.76	(2.23)	0.82	0.55	1.45	22,279	30
2014 (5)	10.00	0.03	0.17	0.20	—	—	—	10.20	2.00	0.85	0.55	1.33	19,949	8
Balanced Allocation Fund
2018	9.64	0.13	0.59	0.72	(0.14)	(0.81)	(0.95)	9.41	7.77	0.73	0.58	1.16	19,213	29
2017	9.40	0.09	0.80	0.89	(0.14)	(0.51)	(0.65)	9.64	10.11	0.73	0.58	0.92	23,649	35
2016	9.76	0.13	0.31	0.44	(0.14)	(0.66)	(0.80)	9.40	4.94	0.72	0.58	1.28	29,095	33
2015	10.25	0.12	(0.38)	(0.26)	(0.16)	(0.07)	(0.23)	9.76	(2.64)	0.72	0.58	1.15	38,677	29
2014 (5)	10.00	0.02	0.23	0.25	—	—	—	10.25	2.50	0.72	0.58	0.89	44,647	6
Growth Allocation Fund
2018	10.22	0.10	0.99	1.09	(0.15)	(0.58)	(0.73)	10.58	11.00	0.81	0.55	0.91	15,107	32
2017	9.55	0.10	1.08	1.18	(0.08)	(0.43)	(0.51)	10.22	12.96	0.82	0.55	0.85	18,846	42
2016	9.81	0.09	0.37	0.46	(0.14)	(0.58)	(0.72)	9.55	4.95	0.81	0.55	0.91	25,876	38
2015	10.30	0.09	(0.40)	(0.31)	(0.15)	(0.03)	(0.18)	9.81	(3.10)	0.82	0.55	0.83	28,903	20
2014 (5)	10.00	0.01	0.29	0.30	—	—	—	10.30	3.00	0.85	0.55	0.46	31,065	6
Aggressive Allocation Fund
2018	9.98	0.10	1.20	1.30	(0.16)	(1.13)	(1.29)	9.99	13.70	0.78	0.58	0.79	16,950	27
2017	9.55	0.06	1.29	1.35	(0.09)	(0.83)	(0.92)	9.98	15.24	0.78	0.58	0.63	17,152	33
2016	9.84	0.07	0.38	0.45	(0.10)	(0.64)	(0.74)	9.55	4.87	0.77	0.58	0.77	19,395	33
2015	10.35	0.10	(0.40)	(0.30)	(0.17)	(0.04)	(0.21)	9.84	(2.94)	0.78	0.59	0.48	22,578	44
2014 (5)	10.00	0.00	0.35	0.35	—	—	—	10.35	3.50	0.83	0.61	0.16	16,200	3
(1)	Based on net asset value as of end of period date.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(4)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

Financial Highlights	47

Financial Highlights—Retirement Class R6 of Shares (For a share outstanding throughout each period)
Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return(1)(2)	Ratios to Average Net Assets(3)			Net assets, end of period (000 omitted)	Portfolio turnover rate(2)
										Gross Expenses	Net Expenses(4)(5)	Net investment income(4)
Conservative Allocation Fund
2018	$10.03	$0.21	$ 0.01	$ 0.22	$(0.44)	$(1.13)	$(1.57)	$ 8.68	2.28%	0.39%	0.00%	2.42%	$ 21,748	29%
2017	9.82	0.27	0.23	0.50	(0.29)	(0.00)	(0.29)	10.03	5.22	0.18	0.00	1.96	28,927	40
2016	9.79	0.25	0.24	0.49	(0.27)	(0.19)	(0.46)	9.82	5.34	0.16	0.00	2.61	88,818	31
2015	10.15	0.25	(0.34)	(0.09)	(0.19)	(0.08)	(0.27)	9.79	(0.94)	0.17	0.00	2.38	86,637	39
2014 (6)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.20	0.00	1.57	92,207	10
Moderate Allocation Fund
2018	10.09	0.22	0.31	0.53	(0.24)	(0.46)	(0.70)	9.92	5.33	0.20	0.00	2.12	60,855	31
2017	9.74	0.21	0.54	0.75	(0.26)	(0.14)	(0.40)	10.09	8.02	0.18	0.00	1.83	80,283	39
2016	9.80	0.22	0.30	0.52	(0.25)	(0.33)	(0.58)	9.74	5.67	0.16	0.00	2.27	101,327	38
2015	10.21	0.21	(0.37)	(0.16)	(0.19)	(0.06)	(0.25)	9.80	(1.56)	0.17	0.00	2.11	93,206	30
2014 (6)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.20	0.00	1.99	95,654	8
Balanced Allocation Fund
2018	9.66	0.18	0.61	0.79	(0.22)	(0.81)	(1.03)	9.42	8.51	0.08	0.00	1.82	180,451	29
2017	9.44	0.19	0.76	0.95	(0.22)	(0.51)	(0.73)	9.66	10.73	0.08	0.00	1.67	193,690	35
2016	9.80	0.18	0.33	0.51	(0.21)	(0.66)	(0.87)	9.44	5.70	0.07	0.00	1.87	252,982	33
2015	10.27	0.18	(0.39)	(0.21)	(0.19)	(0.07)	(0.26)	9.80	(2.08)	0.07	0.00	1.78	247,496	29
2014 (6)	10.00	0.04	0.23	0.27	—	—	—	10.27	2.70	0.07	0.00	1.54	284,021	6
Growth Allocation Fund
2018	10.24	0.17	0.99	1.16	(0.23)	(0.58)	(0.81)	10.59	11.66	0.17	0.00	1.59	82,185	32
2017	9.59	0.16	1.09	1.25	(0.17)	(0.43)	(0.60)	10.24	13.69	0.17	0.00	1.49	84,417	42
2016	9.85	0.15	0.37	0.52	(0.20)	(0.58)	(0.78)	9.59	5.67	0.16	0.00	1.51	79,852	38
2015	10.32	0.16	(0.41)	(0.25)	(0.19)	(0.03)	(0.22)	9.85	(2.52)	0.17	0.00	1.47	67,727	20
2014 (6)	10.00	0.03	0.29	0.32	—	—	—	10.32	3.20	0.20	0.00	1.11	56,647	6
Aggressive Allocation Fund
2018	10.01	0.16	1.21	1.37	(0.23)	(1.13)	(1.36)	10.02	14.51	0.13	0.00	1.47	112,003	27
2017	9.58	0.15	1.26	1.41	(0.15)	(0.83)	(0.98)	10.01	16.00	0.13	0.00	1.43	105,925	33
2016	9.88	0.14	0.38	0.52	(0.18)	(0.64)	(0.82)	9.58	5.58	0.12	0.00	1.38	123,203	33
2015	10.37	0.17	(0.41)	(0.24)	(0.21)	(0.04)	(0.25)	9.88	(2.37)	0.12	0.00	1.12	113,933	44
2014 (6)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.18	0.00	0.82	73,040	3
(1)	Based on net asset value as of end of period date.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(4)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(5)	Please refer to Note 5, subsection Investment Adviser Fee and Other Transactions with Affiliates, in the Notes to Financial Statements.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

48	Financial Highlights

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793
BMO Funds - U.S. Services P.O. Box 219006 Kansas City, MO 64121-9006
Contact us 1-800-236-FUND (3863) 414-287-8555
Learn more bmofunds.com
The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.
To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call BMO Funds - U.S. Services at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Funds’ website at bmofunds.com.
Information about the Funds, including the SAI, may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov. You will be charged a fee for this duplicating service.
Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.
BMO Investment Distributors, LLC, Distributor
Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.
© 2018 BMO Financial Corp. (12/18)	Investment Company Act File No. 811-58433

BMO Funds, Inc.
Statement of Additional Information
December 28, 2018
	Investor Class (Class Y)	Institutional Class (Class I)	Advisor Class (Class A)	Retirement Class (Class R3)	Retirement Class (Class R6)	Premier Class
Equity Funds
BMO Low Volatility Equity Fund	—	MLVEX	BLVAX	—	—	—
BMO Dividend Income Fund	—	MDIVX	BADIX	—	—	—
BMO Large-Cap Value Fund	—	MLVIX	BALVX	—	BLCRX	—
BMO Large-Cap Growth Fund	MASTX	MLCIX	BALGX	—	BLGRX	—
BMO Mid-Cap Value Fund	—	MRVIX	BAMCX	—	BMVGX	—
BMO Mid-Cap Growth Fund	—	MRMIX	BGMAX	—	BMGGX	—
BMO Small-Cap Value Fund	—	MRSNX	BACVX	—	BSVGX	—
BMO Small-Cap Core Fund	—	BSCNX	BCCAX	—	—	—
BMO Small-Cap Growth Fund	—	MSGIX	BSLAX	—	—	—
International and Global Funds
BMO Global Low Volatility Equity Fund	—	BGLBX	BAEGX	—	—	—
BMO Disciplined International Equity Fund	—	BDIQX	BDAQX	—	— (1)	—
BMO Pyrford International Stock Fund	—	MISNX	BPIAX	—	BISGX	—
BMO LGM Emerging Markets Equity Fund	—	MIEMX	BAEMX	—	—	—
Alternative Funds
BMO Alternative Strategies Fund	—	BMASX	BMATX	—	—	—
BMO Global Long/Short Equity Fund	—	BGIQX	BGAQX	—	— (1)	—
Fixed Income Funds
BMO Ultra Short Tax-Free Fund	—	MUISX	BAUSX	—	—	—
BMO Short Tax-Free Fund	—	MTFIX	BASFX	—	—	—
BMO Short-Term Income Fund	—	MSIFX	BTMAX	—	—	—
BMO Intermediate Tax-Free Fund	MITFX	MIITX	BITAX	—	—	—
BMO Strategic Income Fund	MRGIX	MGIIX	BMTAX	—	—	—
BMO TCH Corporate Income Fund	MCIYX	MCIIX	BATIX	—	—	—
BMO TCH Core Plus Bond Fund	MCYBX	MCBIX	BATCX	—	—	—
BMO High Yield Bond Fund	—	MHBNX	BMHAX	—	—	—
Money Market Funds
BMO Government Money Market Fund	MGYXX	—	—	—	—	MGNXX
BMO Tax-Free Money Market Fund	MTFXX	—	—	—	—	MFIXX
BMO Prime Money Market Fund	MARXX	—	—	—	—	MAIXX
BMO Institutional Prime Money Market Fund	BYFXX	—	—	—	—	BPFXX

	Investor Class (Class Y)	Institutional Class (Class I)	Advisor Class (Class A)	Retirement Class (Class R3)	Retirement Class (Class R6)	Premier Class
Asset Allocation – Target Date Funds
BMO In-Retirement Fund	BTRYX	—	—	BTRRX	BTRTX	—
BMO Target Retirement 2015 Fund	BRTAX	—	—	BRTCX	BRTDX	—
BMO Target Retirement 2020 Fund	BTRDX	—	—	BTRFX	BTRGX	—
BMO Target Retirement 2025 Fund	BRTEX	—	—	BRTGX	BRTHX	—
BMO Target Retirement 2030 Fund	BTRHX	—	—	BTRKX	BTRLX	—
BMO Target Retirement 2035 Fund	BRTIX	—	—	BRTKX	BRTLX	—
BMO Target Retirement 2040 Fund	BTRMX	—	—	BTRPX	BTRQX	—
BMO Target Retirement 2045 Fund	BRTMX	—	—	BRTPX	BRTQX	—
BMO Target Retirement 2050 Fund	BTRUX	—	—	BTRWX	BTRZX	—
BMO Target Retirement 2055 Fund	BRTRX	—	—	BRTTX	BRTUX	—
Asset Allocation – Target Risk Funds
BMO Conservative Allocation Fund	BDVYX	BDVIX	—	BDVRX	BDVSX	—
BMO Moderate Allocation Fund	BMBYX	BMBHX	—	BMBQX	BMBTX	—
BMO Balanced Allocation Fund	BGRYX	BGRHX	—	BGRRX	BGRQX	—
BMO Growth Allocation Fund	BABYX	BABHX	—	BABRX	BABQX	—
BMO Aggressive Allocation Fund	BDSYX	BDSHX	—	BDSRX	BDSQX	—

(1)	Not yet offered for sale.
This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectuses for the BMO Funds listed above (each, a Fund and collectively, the Funds) each dated December 28, 2018, as may be supplemented. This SAI incorporates by reference the financial statements for the year ended August 31, 2018 from the Funds’ August 31, 2018 Annual Reports. You may obtain the Prospectuses and the Annual Reports without charge by calling BMO Funds - U.S. Services at 1-800-236-FUND (3863), or you can visit the BMO Funds’ website at bmofunds.com.
115 South LaSalle Street, Chicago, Illinois 60603
BMO INVESTMENT DISTRIBUTORS, LLC
Distributor

ii

How Are the Funds Organized?
BMO Funds, Inc. (the Corporation) is an open-end, management investment company that was established as Marshall Funds, Inc., a Wisconsin corporation, on July 31, 1992. On July 5, 2011, the Bank of Montreal, a publicly-traded Canadian banking institution (BMO), acquired Marshall & Ilsley Corporation, and as a result of the transaction, Marshall Funds, Inc. began doing business as BMO Funds. On May 17, 2013, the Corporation changed its corporate name to BMO Funds, Inc.
The Funds are diversified portfolios of the Corporation with a fiscal year end of August 31. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. Currently, the Corporation offers 42 separate series and the following share classes: Investor Class (Class Y), Institutional Class (Class I), Advisor Class (Class A), Retirement Class R3, Retirement Class R6, and Premier Class.
BMO Asset Management Corp. (Adviser), the Funds’ investment adviser, has retained the following sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) for certain Funds:
Fund Name	Sub-Adviser
Pyrford International Stock	Pyrford International, Ltd. (Pyrford)
LGM Emerging Markets Equity	LGM Investments Limited (LGM Investments)
Alternative Strategies	CTC myCFO, LLC (CTC)
Cramer Rosenthal McGlynn, LLC (Cramer Rosenthal)
BMO Asset Management Limited (BMO AM Limited)
Graham Capital Management, L.P. (Graham)
TCH Corporate Income	Taplin, Canida & Habacht, LLC (TCH)
TCH Core Plus Bond	Taplin, Canida & Habacht, LLC (TCH)
This SAI contains additional information about the Corporation and the Funds. This SAI uses the same terms as defined in the Funds’ Prospectuses.
The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL), differ from the meanings assigned to those terms in the Prospectuses and this SAI. The Corporation’s Articles of Incorporation, as amended, reconcile this inconsistency in terminology and provide that the Prospectuses and SAI may use the meanings assigned the terms in such documents.
Securities, Transactions, Investment Techniques, and Risks
The following information supplements the discussion of each Fund’s securities, investment techniques, and risks that are described in the Prospectus. While all of the Funds may invest in the securities discussed below (unless otherwise indicated), the Funds most likely to invest in a given security are noted in the discussion.
For each of the Target Date and the Target Risk Funds, the following combined summary discloses the investment strategies of the underlying funds in which the Target Date and Target Risk Funds invest. Certain investments, techniques, and risks will only apply to your Target Date or Target Risk Fund to the extent it is invested in an underlying fund that invests in or engages in those investments, techniques, or strategies or directly invests in or engages in such investments, techniques, or strategies. With respect to the disclosure in this section of the SAI, the term “Fund” includes underlying funds in which the Target Date and Target Risk Funds invest. Unless otherwise prohibited by the description in the relevant Fund’s prospectus or this SAI, each Target Date or Target Risk Fund may invest directly or indirectly in underlying funds that engage in the investments and strategies described below.
As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.
Aggressive Investment Techniques and Strategies. Certain Funds, in particular, the Alternative Strategies Fund, may invest in and use investment techniques, strategies, and financial instruments that may be considered aggressive. These techniques may expose the Fund to economic leverage or potentially dramatic changes (losses) in the value of its portfolio holdings.
Asset-Backed/Privately-Issued Mortgage-Backed Securities. The Alternative Strategies, Short-Term Income, Strategic Income, TCH Corporate Income, TCH Core Plus Bond, Prime Money Market, and Institutional Prime Money Market Funds may invest in asset-backed/privately-issued mortgage-backed securities, which are issued by non-governmental entities and carry no direct or indirect government guarantee. The value and liquidity of asset-backed and mortgage-backed securities in which a Fund invests may be affected adversely by downturns in the sub-prime mortgage lending market. Concerns about defaults on sub-prime loans, which are made to borrowers with low credit ratings and other factors that increase the risk of default, have created and may continue to create heightened volatility and turmoil in the credit markets. Asset-backed and mortgage-backed securities may be supported by credit enhancements. However, no assurance can be made that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities also may resemble some types of collateralized mortgage obligations (CMOs).
Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. Also, these securities may be subject to prepayment risk.
Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.
CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class. In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate fewer interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.
Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.
CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This structure helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.
Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London Interbank Offered Rates (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.
CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities that qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (Code)) have residual interests that receive any mortgage payments not allocated to another REMIC class.
The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.
Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payments of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund if it is holding mortgage-backed securities. For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities. Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities and cause their value to decline more than traditional fixed income securities.
Bank Instruments. The Alternative Strategies, Short-Term Income, High Yield Bond, Prime Money Market, and Institutional Prime Money Market Funds may invest in bank instruments, which are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. The Funds may invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus, and undivided profits of over $100 million or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty also will be treated as bank instruments. With respect to the Prime Money Market and Institutional Prime Money Market Funds, asset-backed securities issued by special purpose entities, substantially all of the assets of which consist of “qualifying assets” as defined in Rule 2a-7 under the 1940 Act, also are considered bank instruments.
Foreign Bank and Money Market Instruments. Certain of the Funds that may invest in bank instruments may invest in foreign bank and money market instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs), and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.
ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes, difficulties in obtaining or enforcing a judgment against the issuing bank, and possible interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.
Bank Loans. The Alternative Strategies Fund may acquire interests in bank loans. A Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what a Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (i.e., more than seven days after the sale), which expose a Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. A risk exists that the value of any collateral securing a loan in which a Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Most loan agreements do not include a formal requirement to pledge additional collateral. In the event the borrower defaults, a Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Fund has an interest. In addition, if a secured loan is foreclosed, a Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and a Fund would bear the risk that the collateral may decline in value while the Fund is holding it.
A Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, a Fund may acquire a participation interest in a loan that is held by another party. When a Fund’s loan interest is a participation interest, the Fund may have less control over the exercise of remedies than the party selling the participation interest and it normally would not have any direct rights against the borrower. As a participant, a Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for a Fund to obtain an accurate picture of a lending bank’s financial condition. Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that a Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest.
Borrowing. The Funds may borrow money directly or, in some cases, through reverse repurchase agreements and pledge some assets as collateral. If a Fund borrows, it will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by a Fund from any securities purchased with borrowed money. With respect to borrowings, a Fund is required to maintain continuous asset coverage within the limits of the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing by a Fund will involve special risk considerations, including that a Fund may have to sell portfolio securities to reduce its borrowings and restore the appropriate asset coverage even if it must sell the securities at a loss.
The Corporation has established a line of credit with a bank by which the Funds may borrow money for temporary or emergency purposes.
In addition, the Corporation received an exemptive order from the Securities and Exchange Commission (SEC) on July 30, 2014 permitting the Funds to participate in an interfund lending program, subject to their investment policies and limitations. This program allows a Fund to lend cash to and borrow cash from other BMO Funds for temporary purposes, although the Money Market Funds will not participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Fund under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a money market fund and (ii) more favorable to the borrowing Fund than the lowest interest rate at which bank short-term loans would be available to the Fund. A Fund will participate in the program only to the extent that its participation is consistent with the Fund’s investment policies and limitations. The Board is responsible for overseeing and periodically reviewing the interfund lending program.
Collateralized Debt Obligations. The Disciplined International Equity Fund and the Alternative Funds may invest in collateralized debt obligations (CDOs). CDOs and similarly structured securities are interests in a trust or other special purpose entity (SPE) and are typically backed by a pool of bonds, loans, or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. There are various types of CDOs, which include collateralized loan obligations and collateralized bond obligations, among others.
CDOs are split into two or more tranches that vary in risk and yield. The equity tranche is the riskiest and the first to suffer a loss from defaults. Senior tranches are less risky and generally have higher ratings and lower yields than the underlying collateral securities held by the trust. All tranches of CDOs, including senior tranches with high credit ratings have experienced substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, and market aversion to CDO securities as a class. No assurance can be made that additional losses of equal or greater magnitude will not occur in the future.
CDOs carry risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security, or unexpected investment results. CDOs also may charge management fees and administrative expenses that the shareholders of a Fund would pay indirectly.
Commercial Paper. The Fixed Income, Money Market, and Alternative Strategies Funds may invest in commercial paper and restricted and illiquid securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.
The Funds may invest in commercial paper issued under Section 4(a)(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(a)(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Funds. A Fund purchasing Section 4(a)(2) commercial paper must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(a)(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(a)(2) commercial paper and, thus, provide liquidity.
The Adviser determines whether Section 4(a)(2) commercial paper and certain other restricted securities are liquid in accordance with the Funds’ procedures. Section 4(a)(2) commercial paper and other restricted securities that the Adviser has determined to be liquid are not subject to a Fund’s investment limitation applicable to illiquid securities.
Concentration. All of the Funds have adopted a fundamental investment policy that prohibits a Fund from investing 25% or more of its assets in the securities of companies in any one industry (except as described under “Investment Policies and Limitations—Fundamental Limitations—Concentration of Investments”). This policy does not apply to securities in which a Fund may invest that are issued by the U.S. government. For purposes of this policy, the Adviser determines industry classifications in accordance with the Global Industry Classification Standards, an industry classification system developed by Standard & Poor’s Corporation in collaboration with MSCI, or other sources. In the absence of such classification, or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. As a result, the composition of an industry or group of industries may change from time to time. For purposes of the fundamental investment policy regarding industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.
Convertible Securities. All of the Funds (other than the Money Market Funds) may invest in convertible securities, which are fixed income securities that give the holder the option to exchange for equity securities at a specified conversion price within a specified time. The option allows the holder to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if the holder owns fixed income securities convertible into shares of common stock at a conversion price of $10 per share and the shares have a market value of $12, the holder could realize an additional $2 per share by converting the fixed income securities.
To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the holder to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations because of their unique characteristics.

Core Style Investing. The Small-Cap Core Fund engages in core style investing. The returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.
Corporate Debt Securities. The Fixed Income, Alternative Strategies, Prime Money Market, and Institutional Prime Money Market Funds may invest in corporate debt securities, which are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.
Corporate Restructuring. The Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, and Alternative Strategies Funds may invest in securities of companies that are involved in company turnarounds or corporate restructurings. Investment in these securities may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Credit Enhancement. Some of the Funds may invest in credit-enhanced securities. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership, or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer.
Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.
When a Fund invests in investment grade bonds or other debt securities or convertible securities, some may be rated in the lowest investment grade category (i.e., BBB or Baa). Bonds rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service have speculative characteristics. The Adviser or Sub-Adviser, as applicable, will determine the credit quality of unrated bonds, which may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser or Sub-Adviser, as applicable, will re-evaluate the bond and determine whether the bond should be retained or sold. The Money Market Funds may invest only in securities which have been determined by the Board to present minimal credit risks to the Funds, based on the Board’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.
Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread also may increase if the security’s rating is lowered or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
Demand Features. The Alternative Strategies, Ultra-Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Money Market Funds may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit the holder to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events also may terminate a demand feature which also causes liquidity to be affected.
Demand Master Notes. All of the Funds (other than the Low Volatility Equity, Dividend Income, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Pyrford International Stock, LGM Emerging Markets Equity, and Intermediate Tax-Free Funds) may invest in demand master notes, which are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as a Fund) payable upon demand by either party. A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days. Many master notes give the holder the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

Depositary Receipts. All of the Funds (other than the Intermediate Tax-Free and Money Market Funds) may purchase depositary receipts, which are securities representing common stock in non-U.S. issuers. American Depositary Receipts (ADRs) are receipts issued by a U.S. bank that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts issued by foreign banks or trust companies or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. Only the International and Global and Alternative Funds may purchase EDRs and GDRs. Depositary receipts may not be denominated in the same currency as the underlying securities into which they may be converted and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.
Derivative Instruments. Derivative instruments are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, interest rates, credit ratings, or other market factors (reference instruments). Some derivative instruments (such as futures, forwards, and options) require payments relating to a future trade involving the underlying asset. Other derivative instruments (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative instrument is referred to as a counterparty.
In General. The Money Market Funds may not purchase or sell derivative instruments. The other Funds, in pursuing their individual objectives and to the extent specified herein or in the Prospectuses, may (i) purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and foreign currencies, (ii) enter into futures contracts based on securities, interest rates, indices, currencies, and/or U.S. government bonds, and (iii) purchase and sell options on such futures contracts for hedging purposes to seek to replicate the composition and performance of a particular index or as part of their overall investment strategies. The Funds may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds may enter into swap agreements with respect to interest rates, credit events, single currency securities, and indices of securities, and to the extent a Fund may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds also may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts or futures options, are traded in the future, the Board may authorize their use.
Derivatives may be more volatile than investments directly in the underlying reference instrument. Derivatives may create economic leverage and can result in losses to the Funds that exceed the original amount invested. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If a Fund’s Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to a risk of loss.
The Funds might not employ any of the derivatives strategies described herein and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts securities prices, interest rates, credit events, market values, or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might be in a worse position than if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves additional costs as well as certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Although some strategies involving derivative instruments can reduce the risk of loss for a Fund, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments or otherwise due to (i) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, (ii) the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (iii) the possible inability of the Fund to close out or to liquidate its derivatives positions. Valuation of derivatives may be more difficult and liquidity may be reduced in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates for federal income tax purposes) than if it had not used such instruments. If a Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class. Additionally, a loss may be sustained by a Fund as a result of the failure of a counterparty to a derivative contract to make required payments or otherwise fulfill its obligations under the derivative contract’s terms.

Each Fund (except the Alternative Strategies Fund and Global Long/Short Equity Fund) is operated by a person that has claimed an exclusion from the registration as a “commodity pool operator” (CPO) in accordance with Rule 4.5 under the Commodity Exchange Act (the CEA), and, therefore, such person is not subject to registration or regulation as a CPO with respect to the Funds under the CEA. In addition, with respect to such Funds, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the Commodities Futures Trading Commission (CFTC) thereunder. As a result, each Fund must comply with one of the exclusions set forth in Rule 4.5, which limits a Fund’s investment in commodity futures, options on commodity futures, or certain swaps (used for purposes other than “bona fide hedging,” as such term is defined in the rules of the CFTC). If a Fund is no longer operated in compliance with the exclusion, the Adviser and any Sub-Adviser would be subject to regulation under the CEA. The CFTC has neither reviewed nor approved reliance on these exclusions, or the Funds, their investment strategies, their prospectus, or this SAI.
With respect to the Alternative Strategies Fund and Global Long/Short Equity Fund, the Adviser is registered as a CPO under the CEA and the rules of the CFTC thereunder and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Adviser as the Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Adviser also is registered as a CTA, but relies on an exemption from CTA regulation available for a CTA that also serves as the Fund’s CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, its prospectus, or this SAI.
The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Funds, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specific amount of an underlying reference instrument (such as a security or commodity) for a specified price on a specified future date. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Futures contracts also are based on interest rates, securities indices, and foreign currencies. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon. These contracts are traded on exchanges so that, in most cases, either party can close out its position on the exchange for cash without delivering the security or commodity, or other underlying reference instrument.
The Fixed Income, Alternative, Target Risk and Disciplined International Equity Funds may use financial futures contracts and options for various purposes including for managing duration, which measures a fixed income security’s average life and reflects the present value of the security’s cash flow. Selling futures contracts or purchasing put options can accomplish the shortening of a portfolio’s duration in anticipation of higher interest rates. Conversely, purchasing futures contracts or call options can accomplish the lengthening of portfolio duration in anticipation of lower interest rates. The use of these instruments in this manner may be preferred to either liquidating or purchasing securities held by the Funds to achieve the portfolio’s duration targets because it reduces transaction costs to the Funds. In addition, the use of financial futures contracts and related options permits the Funds’ portfolio managers to react in a more timely manner to changes in interest rates.
A Fund may purchase or write call futures options and put futures options, to the extent specified herein or in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Limitations on Use of Futures Contracts and Futures Options. A Fund only will enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets (initial margin) determined to be liquid by the Adviser. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired on that date. In computing daily net asset value, the Fund will mark to market its open futures positions.
A Fund also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally those obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.
A Fund may write a covered straddle consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund also will segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”
When purchasing a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in amounts that, when added to the amounts deposited with a futures commission merchant (FCM) as margin, are equal to the market value of the instruments underlying the futures contract; provided that for cash settled futures, a Fund may segregate or earmark only the net amount due on the contract on a mark-to-market basis. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover its position by purchasing a put option on the same futures contract with a strike price not lower than the price of the contract held by the Fund.
When selling a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in amounts that are equal to the market value of the instruments underlying the contract; provided that for cash-settled futures, a Fund may segregate or earmark only the net amount due on the contract on a mark-to-market basis. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with a Fund’s custodian).
When selling a call option on a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in amounts that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the futures contract underlying the call option. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.
When selling a put option on a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in amounts that are equal to the purchase price of the futures contract, less any margin on deposit. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract, so long as the strike price of the purchased put option is not lower than the strike price of the put option sold by the Fund.
The requirements for qualification as a regulated investment company (RIC) under the Code also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts.
Risks Associated with Futures Contracts and Futures Options Generally. The following describes the general risks of investing in futures contracts and futures options:
•	Asset Segregation Risk. Because a Fund typically must segregate or earmark liquid assets to cover open positions with respect to derivatives, the Fund may incur a loss if it needs to sell a futures contract or futures option at a disadvantageous time to maintain that asset coverage.
•	Management Risk. Financial futures contracts and related options are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. A Fund’s use of financial futures and options may not always be a successful strategy and using them could lower a Fund’s return. Further, if the Adviser incorrectly forecasts interest rates or other economic factors and has taken positions in financial futures contracts or options contrary to prevailing market trends, a Fund could be exposed to a risk of loss.
•	Correlation Risk. Imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by a Fund may result in losses in excess of the amount invested in these instruments.
•	Market Risk. Financial futures contracts and related options, like most other investments, are subject to the risk that the market value of the investment will decline. Adverse movements in the value of the underlying assets can expose the Funds to losses.
•	Exchange Limit Risk. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
•	Liquidity Risk. No assurance can be made that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, in which case the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed herein are relatively new instruments without a significant trading history. As a result, no assurance can be made that an active secondary market will develop or continue to exist.
•	Counterparty and FCM Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms. A risk exists that a Fund may lose the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to covering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
•	Volatility Risk. Futures contracts and related options may be more volatile than investments directly in the underlying reference instrument and may be more sensitive to interest rate changes and market price fluctuations than securities or other types of investments.
•	Leverage Risk. Futures contracts and related options may create economic leverage and can result in losses to a Fund that exceed the original amount invested.
•	Hedging Transactions Risk. Several risks are associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. No guarantee exists of a correlation between price movements in the hedging vehicle and in the

Fund securities being hedged. In addition, significant differences may exist between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment. Even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index, or another interest rate, or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment objectives, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. A Fund’s purchase of a hybrid also exposes the Fund to the credit risk of the issuer of the hybrid. Those risks may cause significant fluctuations in the net asset value of the Fund. Each Fund will not invest more than 5% of its total assets at the time of investment in hybrid instruments.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in those products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A Fund will not write a call option or put option unless the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund (or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated or earmarked). For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in an amount equal to the contract value of the index. A call option also is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser. A put option on a security or an index is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Adviser equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser.

If an option written by a Fund expires unexercised, the Fund realizes a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). No assurance exists, however, that a closing purchase or sale transaction can be effected when the Fund desires.
A Fund may sell a put or call option it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option being sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
A Fund may write a covered straddle consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are designated for such purpose on a Fund’s books to meet the Fund’s immediate obligation. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund also will segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Several risks are associated with transactions in options on securities and on indexes. For example, significant differences exist between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment. Even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.
The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
No assurance exists of a liquid market when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Foreign Currency Transactions. Foreign currency transactions generally are used by the Small-Cap Core, TCH Core Plus Bond, International and Global, Target Risk and Alternative Funds to obtain foreign currencies to settle securities transactions. They also can be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it also may limit potential gain that could result from an increase in the value of such currencies. A Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. To the extent that a Fund invests directly in foreign currencies or in securities denominated in or that trade in foreign currencies, the Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency hedging transactions include forward foreign currency exchange contracts, foreign currency futures contracts, and purchasing put or call options on foreign currencies.
Exchange-Traded Futures Contracts. Exchange-traded futures contracts for the purchase or sale of foreign currencies (Foreign Currency Futures) are used to hedge against anticipated changes in exchange rates that might adversely affect the value of a Fund’s portfolio securities or the prices of securities that a Fund intends to purchase in the future. The successful use of Foreign Currency Futures depends on the ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of Foreign Currency Futures or may realize losses. For more information about futures contracts generally, see “Futures Contracts and Options on Futures Contracts,” “Limitations on Use of Futures Contracts and Futures Options,” “Risks Associated with Futures Contracts and Futures Options Generally,” and “Hedging Transactions Risk” above.
Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts (Forward Contracts) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.
If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, the challenges of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. A Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of a Fund’s assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, which is known as cross-hedging.
In these transactions, a Fund will segregate or earmark assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents, or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated or earmarked assets will be priced daily.
Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.
At the maturity of a currency or cross currency forward, a Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. Some Forward Contracts do not provide for physical settlement of two currencies. Instead, these contracts are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (a non-deliverable forward). Under definitions adopted by the CFTC and the Securities and Exchange Commission, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps, they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see the later discussion of “Swap Agreements and Options on Swap Agreements.”
Foreign Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies, either on U.S. or foreign exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.
Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium as well as incur related transaction costs.
Additional Risks of Derivatives Traded on Foreign Exchanges. Options on securities, futures contracts, and foreign currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; (v) lesser trading volume; and (vi) changes in foreign currency exchange rates.
Structured Notes and Indexed Securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund (except Small-Cap Core and Global Low Volatility Equity) invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.
Swap Agreements and Options on Swap Agreements. A Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (swap options).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few weeks to more than one year. A swap agreement may be negotiated bilaterally and traded over-the-counter between two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearing-house that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive new regulatory requirements on swaps and swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap agreements, are now subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange-trading of additional swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Some categories of swaps also may be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange trading for swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchange trading may increase trading costs and impose other risks.
In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a floating rate, the fee may be pegged to a base rate, such as the LIBOR and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (as the buyer) will receive the full notional value of a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.
A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.
Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a net basis. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Adviser, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be senior securities for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into an over-the-counter swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.
Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Funds by the Code for qualification as a RIC may limit each Fund’s ability to use swap agreements.
Certain swaps may not be able to be disposed of in current market conditions in seven calendar days without significantly changing their market value and, therefore, they may be considered to be illiquid. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, in an uncleared swap the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. The Funds will enter into uncleared swaps only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines). However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly and the availability of suitable replacement counterparties may become limited.
As noted above, certain types of swaps currently are, and more in the future will be, centrally cleared. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps, but it does not eliminate those risks completely. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, a Fund could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the FCM or clearing organization becomes insolvent or goes into bankruptcy. Credit risk of cleared swap participants is concentrated in a few clearing-houses and the consequences of insolvency of a clearing-house are not clear. In the event of bankruptcy of the clearing organization, a Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund. Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities (SEFs), if any SEF makes the swap available to trade. An SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity, but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Distressed Securities. The High Yield and Alternative Strategies Funds may invest in distressed securities, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans that typically are unrated, lower-rated, in default, or close to default. Many of these instruments are not publicly traded and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult and a Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case a Fund may lose its entire investment.
Dollar Rolls. The Funds may invest in dollar rolls, which are transactions whereby a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are “to be announced” mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause a Fund to have an increased portfolio turnover rate.
Duration. The Fixed Income Funds utilize various investment tools to manage a portfolio’s duration. Duration is a measure of volatility in the price of a bond prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate. Volatility is based upon a bond’s coupon rate, maturity date, and the level of market yields of similar bonds. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.
Equity Securities The Equity, International and Global, and Alternative Funds invest in equity securities, which are fundamental units of ownership in a company. The following describes the types of equity securities in which the Funds may invest:
Common Stocks. Common stocks are the most prevalent type of equity security. Common stockholders are entitled to the net value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Common Stocks of Foreign Companies. Common stocks of foreign companies are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.
Master Limited Partnerships (MLPs) and Other Publicly Traded Partnerships. MLPs and other publicly traded partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Funds may invest in publicly traded partnerships that are expected to be treated as “qualified publicly traded partnerships” for federal income tax purposes. These include MLPs and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gains from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors.
MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund from an MLP are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities or utilize leverage so that it may satisfy the requirements to qualify as a RIC and avoid imposition of federal income and excise taxes at the Fund level. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
Holders of MLP units of a particular MLP also are exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as “qualified publicly traded partnerships” for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it could be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income for federal income tax purposes. As a result, a reduction in a Fund’s cash flow could occur along with a material decrease in the value of the Fund’s shares. In addition, if an MLP in which a Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), income derived by the Fund will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the Fund. The receipt of non-qualifying income from such investments could jeopardize the Fund’s status as a RIC.
Preferred Stocks. Preferred stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund may treat redeemable preferred stock as a fixed income security.
Warrants. Warrants provide an option to buy the issuer’s stock or other equity securities at a specified price. When holding a warrant, a Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the stated expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.
Exchange-Traded Funds (ETFs). The Funds may invest in ETFs. Each share of an ETF represents an undivided ownership interest in the portfolio of stocks held by an ETF. ETFs are investment companies that are bought and sold on a securities exchange. Passively managed ETFs acquire and hold either (i) shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index. Actively managed ETFs typically do not seek to replicate the performance of a particular index. Instead, they may be designed to track a popular investment manager’s picks or pursue a specific investment strategy.
Passively managed ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Unlike actively managed ETFs, passively managed ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.
ETFs generally do not sell or redeem their shares for cash and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.
Because ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, an ETF share may trade at a premium or discount to its net asset value.
In connection with its investment in ETF shares, a Fund will incur various costs. A Fund also may realize capital gains or losses when ETF shares are sold and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, a Fund is subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, Trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs and, therefore, the shares representing a beneficial interest therein.
The underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because many of the ETFs in which the Funds intend to invest are granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Adviser believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, no guarantee exists that shares of an alternate ETF would be available for investment at that time.

Fixed Income Securities. Unless specifically prohibited, the Funds may invest in fixed income securities, which generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.
Callable Securities. Certain fixed income securities in which the Funds invest are callable at the option of the issuer. Callable securities are subject to call risks. Call risks include the risk that the securities in which the Funds invest may be redeemed by the issuer before maturity. If this occurs, a Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. Call risks increase when interest rates are declining.
Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.
As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in a higher price, or premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or discount.
Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rates, one month or three month LIBOR, commercial paper rates, or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.
High Yield Securities (Junk Bonds). High-yield securities are securities rated below investment grade. A Fund may hold high yield securities if securities it holds are not rated, rated below investment grade, or are downgraded below investment grade. While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this SAI for a discussion of securities ratings. The Money Market Funds may not purchase high yield securities.
•	Effect of Interest Rates and Economic Changes. All interest-bearing securities with fixed rates typically experience price appreciation when interest rates decline and price declines when interest rates rise. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a high yield security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.
•	Payment Expectations. High yield securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower yield and return for the Fund.
•	Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.

Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high yield securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment-grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Adviser continually monitors the investments of the Funds that it advises and carefully evaluates whether to dispose of or to retain high yield securities whose credit ratings or credit quality may have changed.
•	Liquidity and Valuation. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, no established retail secondary market exists for many of these securities. Such securities are sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.
Treasury Inflation-Protected Securities (TIPS). Obligations of the U.S. Treasury, commonly known as TIPS, (and comparable securities issued by governments of other countries) are inflation-protected obligations designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment is tied to the consumer price index (CPI), and TIPS’ principal payments are adjusted according to changes in the CPI. As inflation rises, both the principal value and the interest payments increase, which can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Foreign Securities. The Funds (other than the Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, Government Money Market, and Tax-Free Money Market Funds) may invest in foreign securities, which include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments, (ii) that primarily trade on a foreign securities exchange or in a foreign market, or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States. The Prime Money Market and Institutional Prime Money Market Funds’ investments in foreign securities are limited to U.S. dollar-denominated instruments.
In General. Investing in foreign securities, including foreign corporate debt securities and foreign equity securities, involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. Less government supervision and regulation exist of foreign exchanges, brokers, and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and investors may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Furthermore, the risk exists of possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers and, as a result, less publicly available information on such foreign issuers may be available than a domestic issuer. For more information regarding the risks related to foreign currency transactions, see “Derivative Instruments – Foreign Currency Transactions,” above.
Emerging Markets Securities. Emerging markets securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (emerging markets). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.
Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.
Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic, and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.
Funding Agreements. The Funds may purchase Funding Agreements (Agreements), which are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer and the Agreement is paid from the general assets of the issuer. The Money Market Funds will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies and an active secondary market in Agreements does not currently exist. Also, the Money Market Funds may not have the right to receive the principal amount of an Agreement from the insurance company on seven calendar days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.
General Tax Risks. Each Fund’s investments and investment strategies may be subject to special and complex federal income tax provisions that may, among other things: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions; (ii) accelerate income to the Fund; (iii) convert long-term capital gain taxable at lower rates into short-term capital gain or ordinary income taxable at higher rates; (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; or (vii) create a risk that the Fund will fail the diversification and source of income requirements under Subchapter M of the Code, which could cause the Fund to fail to qualify for the tax treatment applicable to a regulated investment company (RIC).
Initial Public Offerings. The Equity and Alternative Funds may invest in securities of companies in initial public offerings (IPOs). IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to a Fund, or only in very limited quantities. Thus, when a Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. No assurance can be made that a Fund will have favorable IPO investment opportunities.
Lending of Portfolio Securities. In order to generate additional income, the Funds (other than the Money Market Funds) may lend portfolio securities, although it is not a principal investment strategy for any Fund. When a Fund lends portfolio securities, it will receive either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities as collateral from the borrower. A Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. Certain of the Funds currently lend their portfolio securities through BMO Harris Bank N.A. (BMO Harris Bank), as agent. Certain other Funds lend their portfolio securities through State Street Bank and Trust Company as agent.

When a Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. A Fund also is subject to the risks associated with the investments of cash collateral, usually fixed income securities risk. If a Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”
Leverage Risks. Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short. Investments in derivatives also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivatives. Leverage can increase the investment returns of a Fund. However, if an asset decreases in value, the Fund will suffer a greater loss than it would have without the use of leverage. If a Fund employs leverage, the Fund will maintain long positions in assets available for collateral, consisting of cash, cash equivalents, and other liquid assets, to comply with applicable legal requirements. However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of collateral assets at disadvantageous prices.
Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade, or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.
Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open and the Fund could incur losses. Recent market events have caused the markets for some of the securities in which the Funds invest to experience reduced liquidity.
For the Money Market Funds, significant redemptions by large investors in a Fund could have a material adverse effect on a Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. To address this risk and in conjunction with changes to the money market fund rules which went into effect on October 14, 2016, the Money Market Funds adopted policies and procedures for the imposition by certain Funds of liquidity fees on redemptions or temporarily suspending redemptions (“gating”) if a Fund’s weekly liquid assets fall below a certain threshold and the Board determines such actions to be in the best interest of the Fund. Among other requirements, if a Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not imposing the fee, or imposing a higher or lower fee (up to 2% of the value of the shares redeemed), is in the best interests of the Fund. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or gate redemptions for a period of not more than 10 business days in any 90 day period. The Board has chosen not to subject the Government Money Market Fund to a liquidity fee or redemption gate, and may do so in the future only with advance notice to shareholders.
Multi-Style Management Risks. Because portions of the Alternative Strategies Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in the same securities. Certain Sub-Advisers may be purchasing securities at the same time that others may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets among the various investment strategies and Sub-Advisers. Further, in the event that there is a proxy vote related to a security in which the Adviser and Sub-Advisers have taken opposite positions, proxies may be voted in a conflicting manner.
Municipal Securities. The Funds may invest in municipal securities, which are fixed income securities issued by states, counties, cities, and other political subdivisions and authorities. Although the income paid by most municipal securities is exempt from regular federal income tax, municipalities also may issue securities that pay income that is subject to the regular federal income tax and federal alternative minimum tax (AMT). Tax-exempt securities are generally classified by their source of payment. The ability of a governmental issuer to make payments on its municipal obligations can be adversely affected by factors such as budget shortfalls, weak economic conditions, and reduced levels of aid to governments. Other uncertainties applicable to municipal securities may include legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and the application of state law to municipal security issuers could provide varying results among the states or among the municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which a Fund invests.

General Obligation Bonds. General obligation bonds are supported by the issuer’s full faith and credit. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.
Special Revenue Bonds. Special revenue bonds are payable solely from specific revenues received by the issuer. The revenues may consist of specific taxes, assessments, tolls, fees, or other types of municipal revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Bondholders could not collect from the municipality’s general taxes or revenues. Therefore, any shortfall in the tolls normally would result in a default on the bonds.
Private Activity Bonds. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds to the company using the factory and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments and not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.
The interest on many types of private activity bonds is subject to the federal AMT for a non-corporate shareholder. The Funds may invest in bonds subject to the federal AMT. Each of Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Tax-Free Money Market Funds is limited by its fundamental investment limitation in the amount it can invest in securities that may be subject to federal AMT (see “Fundamental Limitations —Tax Exempt Obligations”).
Anticipation Notes. Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds, or other municipal revenues. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.
Tax Increment Financing Bonds. Tax increment financing bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.
Municipal Securities include:
•	TRANs: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
•	TANS: tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;
•	RANs: revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;
•	BANS: bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds;
•	municipal commercial paper and other short-term notes;
•	variable rate demand notes;
•	industrial development bonds;
•	municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;
•	construction loan notes insured by the Federal Housing Administration and financed by Fannie Mae or GNMA; and
•	participation, trust, and partnership interests in any of the foregoing obligations.
Municipal Leases. A Fund may purchase participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. Lease obligations may be limited by a municipal charter or by the inclusion in leases or contracts of “non-appropriation” clauses that relieve governmental issuers of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. If the entity does not appropriate funds for future lease or contract payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment unless the participation interests are credit enhanced.
The Adviser must consider the following factors in determining the liquidity of municipal lease securities: (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; (7) such other factors as may be relevant to a Fund’s ability to dispose of the security; (8) whether the lease can be terminated by the lessee; (9) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (10) the lessee’s general credit strength; (11) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (12) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.
Variable Rate Municipal Securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations. Many municipal securities with variable interest rates purchased by a Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. For purposes of determining a Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.
Geographic Diversification. Geographic diversification of the investments of the Tax-Free Money Market, Ultra Short Tax-Free, Short-Tax Free, and Intermediate Tax-Free Funds is achieved by purchasing issues of municipal securities representative of various areas of the U.S. and general obligations of states, cities, and school districts as well as some revenue issues that meet that Fund’s acceptable quality criteria.
Participatory Notes. Participatory notes are a type of equity access product, are structured as unsecured and unsubordinated debt securities designed to replicate exposure to the underlying referenced equity investment, and are sold by a bank or a broker-dealer in markets where the Funds are restricted from directly purchasing equity securities. The Funds may tender a participatory note for cash payment in an amount that reflects the current market value of the referenced underlying equity investments, reduced by program fees. Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The issuer of a participatory note may be unable or may refuse to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes also are not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Funds’ limitations on investments in illiquid securities. No assurance can be made that the trading price or value of participatory notes will equal the value of the underlying equity securities they seek to replicate.
Portfolio Turnover. A Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions, or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to a Fund and its shareholders. High portfolio turnover may result in the realization of substantial capital gains, including short-term capital gains taxable to shareholders at ordinary income rates for federal income tax purposes.
During the fiscal year ended August 31, 2017, the Mid-Cap Value, Mid-Cap Growth, Small-Cap Value and Small-Cap Growth Funds experienced increased portfolio turnover rates in connection with the alignment of the Funds’ strategies by new portfolio managers on a going-forward basis. The portfolio turnover rates for these Funds for the August 31, 2018 fiscal year returned to rates consistent with previous years.
Quantitative Model and Information Risks. Certain Sub-Advisers of the Alternative Strategies Fund may use quantitative models (Models) and information and data (Data). If such Models and/or Data prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. Certain low probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. All Models are susceptible to input errors that may cause the resulting information to be incorrect.
Repurchase Agreements and Reverse Repurchase Agreements. All of the Funds may enter into a repurchase agreement or a reverse repurchase agreement. A repurchase agreement is a transaction in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. A Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Funds believe that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.
Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. A Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous. However, entering into reverse repurchase agreements may expose a Fund to leverage risks (see “Leverage Risks”).
When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.
During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Money Market Funds will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.
Securities of Other Investment Companies. All of the Funds may invest in the securities of other investment companies, including affiliated BMO Funds and exchange-traded funds, within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Funds also may invest in investment companies that are not organized under the laws of the United States (Offshore Funds). In addition to the risks of investing in securities of other investment companies, Offshore Funds also are subject to the risks described under “Foreign Securities,” above. The Money Market Funds will limit their investments in other investment companies to those of money market funds having investment objectives and policies similar to their own.
The Funds are parties to a fund-of-funds exemptive order received from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination that the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.
Short Sales. The Funds (other than the Money Market Funds), including any underlying funds in which the Funds may invest, may sell securities, including shares of exchange-traded funds, short in anticipation of a decline in the market value of the securities. When a Fund sells a security short, the Fund does not own the security and must borrow the security to make delivery to the buyer. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. Any potential gain is limited to the price at which the Fund sold the security short and any potential loss is unlimited in size. Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. Because the Funds’ portfolio managers may interpret the market differently, it is possible that one Fund may be short a security at the same time that another Fund is long the same security.

Small and Mid-Cap Stocks. The Mid-Cap Value, Mid-Cap Growth, Pyrford International Stock, Small-Cap Value, Small-Cap Core, and Small-Cap Growth Funds may invest in small and mid-cap stocks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Sovereign Debt. The Funds may purchase sovereign debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, no assurance can be made that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries, which may have significant adverse effects on the economies of these countries and increase the risks of investing in sovereign debt.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders, and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, also could adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.
To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations, or private commercial banks; aid payments from foreign governments; and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.
Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including a Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt also may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. No bankruptcy proceeding may exist by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.
Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.
The sovereign debt in which a Fund may invest includes Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. A Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
The Money Market Funds’ investments in sovereign debt are limited to U.S. dollar-denominated instruments.
Temporary Investments. Each Fund (other than the Money Market Funds) may temporarily invest without limit in short-term debt obligations (money market instruments) during times when market conditions warrant a defensive position. These investments may include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, securities of other investment companies investing in short-term debt securities, and foreign short-term debt securities. Each Money Market Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar weighted average maturity, or investing in other securities that are eligible securities for purchase by money market funds as described in the “Fund Summary” section of the Prospectus and in accordance with federal laws concerning money market funds, in anticipation of, or in response to, adverse market economic, political, other conditions. The Funds’ temporary investments must be of comparable quality to their primary investments.
U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are direct obligations of the federal government of the United States. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans, or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.
A Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.
Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (FHFA), an independent regulator, in 2008, and FHFA succeeded to all of their rights, titles, powers, and privileges. At the time Fannie Mae and Freddie Mac were placed in conservatorship, the U.S. Treasury established preferred stock purchase agreements pursuant to which the U.S. Treasury will contribute cash capital to maintain a positive net worth in each enterprise. These agreements were amended in December 2009 to permit the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth of the enterprises for a three-year period. FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.
When-Issued and Delayed Delivery Transactions. The Fixed Income Funds may engage in when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.
Zero Coupon Securities. The Funds (other than the Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, and Equity Funds) may invest in zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. An investment in zero coupon securities may cause a Fund to recognize income and make required distributions to shareholders before it receives any cash payments on its investment. A Fund may have to dispose of its portfolio investments under disadvantageous circumstances or utilize leverage to generate sufficient cash to satisfy the distribution requirements for maintaining the Fund’s status as an RIC.
NON-FUNDAMENTAL INVESTMENT OBJECTIVES
The investment objective of each Fund shown below may be changed by the Board without shareholder approval.
•	BMO Low Volatility Equity Fund: to provide capital appreciation.
•	BMO Dividend Income Fund: to provide capital appreciation and current income.
•	BMO Large-Cap Value Fund: to provide capital appreciation.
•	BMO Large-Cap Growth Fund: to provide capital appreciation.
•	BMO Mid-Cap Value Fund: to provide capital appreciation.
•	BMO Mid-Cap Growth Fund: to provide capital appreciation.
•	BMO Small-Cap Value Fund: to provide capital appreciation.
•	BMO Small-Cap Core Fund: to provide capital appreciation.
•	BMO Small-Cap Growth Fund: to provide capital appreciation.
•	BMO Global Low Volatility Equity Fund: to provide capital appreciation.
•	BMO Disciplined International Equity Fund: to provide capital appreciation.
•	BMO Pyrford International Stock Fund: to provide capital appreciation.
•	BMO LGM Emerging Markets Equity Fund: to provide capital appreciation.
•	BMO Global Long/Short Equity Fund: to provide capital appreciation.
•	BMO Alternative Strategies Fund: to seek capital appreciation.
•	BMO Ultra Short Tax-Free Fund: to provide current income exempt from federal income tax consistent with preservation of capital.
•	BMO Short Tax-Free Fund: to provide current income exempt from federal income tax consistent with preservation of capital.
•	BMO Short-Term Income Fund: to maximize total return consistent with current income.
•	BMO Intermediate Tax-Free Fund: to provide a high level of current income exempt from federal income tax consistent with preservation of capital.
•	BMO Strategic Income Fund: to maximize total return consistent with current income.

•	BMO TCH Corporate Income Fund: to maximize total return consistent with current income.
•	BMO TCH Core Plus Bond Fund: to maximize total return consistent with current income.
•	BMO High Yield Bond Fund: to maximize total return consistent with current income.
•	BMO Government Money Market Fund: to provide current income consistent with stability of principal.
•	BMO Tax-Free Money Market Fund: to provide current income exempt from federal income tax consistent with stability of principal.
•	BMO Prime Money Market Fund: to provide current income consistent with stability of principal.
•	BMO Institutional Prime Money Market Fund: to provide current income consistent with preservation of capital.
•	BMO In-Retirement Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund has passed its target date of 2010, the Fund has reduced its emphasis on growth and increased its emphasis on income and preservation of capital.
•	BMO Target Retirement 2015 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
•	BMO Target Retirement 2020 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
•	BMO Target Retirement 2025 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
•	BMO Target Retirement 2030 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
•	BMO Target Retirement 2035 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
•	BMO Target Retirement 2040 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
•	BMO Target Retirement 2045 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
•	BMO Target Retirement 2050 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
•	BMO Target Retirement 2055 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
•	BMO Conservative Allocation Fund: to provide total return primarily from income, secondarily from appreciation.
•	BMO Moderate Allocation Fund: to provide total investment return from income and appreciation.
•	BMO Balanced Allocation Fund: to provide total investment return from income and appreciation.
•	BMO Growth Allocation Fund: to provide total investment return from income and appreciation.
•	BMO Aggressive Allocation Fund: to provide total investment return primarily from appreciation, secondarily from income.

Investment Policies and Limitations
With respect to each Fund’s investment policies and limitations, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, each Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.
Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.
Fundamental Limitations
The following investment limitations are fundamental and cannot be changed for a Fund unless authorized by the “majority of the outstanding voting securities” of that Fund, as defined by the 1940 Act:
Issuing Senior Securities and Borrowing Money. A Fund will not issue senior securities or borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.
The 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements, and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if a Fund segregates assets or otherwise covers its obligation to limit the Fund’s risk of loss, such as through offsetting positions.
Under the 1940 Act, in addition to borrowing from banks, a Fund may borrow from other persons an additional amount not exceeding 5% of its total assets for temporary purposes.
Lending Cash or Securities. A Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This restriction shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.
Investing in Commodities. A Fund (except for the Disciplined International Equity and Alternative Funds) will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund (other than a Money Market Fund) from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.
With respect to Disciplined International Equity and Alternative Funds, a Fund will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.
Investing in Real Estate. A Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.
Diversification of Investments. With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.
Under this limitation, each of Small-Cap Core, Pyrford International Stock, Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and High Yield Bond Funds will consider each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial developments bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or some other entity (such as a bank that issues a letter of credit) guarantees the security, such guarantee or letter of credit would be considered a separate security issued by the guarantor or other entity, subject to a limit on investments in the guarantor of 10% of total assets. Where a security is insured by bond insurance, the security shall not be considered a security issued or guaranteed by the insurer. Instead, the issuer of such security will be determined in accordance with the first and second sentences of this paragraph. The foregoing 10% restriction does not limit the percentage of the Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free Funds’ assets that may be invested in securities insured by any single insurer.
Concentration of Investments.
•	Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free Funds:For these Funds, a Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes. In addition, a Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions, including tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. This policy applies to securities that are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing).
•	Target Date and Target Risk Funds: For these Funds, a Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in any one affiliated underlying fund, cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes.
•	All Other Funds: For these Funds, a Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities (and domestic bank instruments for the Money Market Funds) shall not be considered investments in any one industry.
Underwriting. A Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.
Tax Exempt Obligations. The Tax-Free Money Market Fund invests, under normal circumstances, its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including the federal AMT.
Each of the Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free Funds invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal AMT.
Non-Fundamental Limitations
The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective:
Selling Short and Buying on Margin. A Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.
A Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.
Pledging Assets. A Fund will not mortgage, pledge, or hypothecate any assets owned by the Fund, except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.
Investing in Illiquid and Restricted Securities. A Fund (other than a Money Market Fund) will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. A Money Market Fund will not acquire any illiquid security if, immediately after the acquisition, the Money Market Fund would have invested more than 5% of its total assets in illiquid securities.
Purchasing Securities to Exercise Control. The Funds will not purchase securities of a company for the purpose of exercising control or management.
Investing in Securities of Other Investment Companies. Each Fund will limit its investment in other investment companies, including investment companies that may be affiliated with the Adviser, to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Money Market Funds will limit their investments in other investment companies to those of money market funds having investment objectives and policies similar to their own.
Each Fund (excluding the Target Date Funds and Target Risk Funds) may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules and regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company relying on Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
The Funds are parties to a fund-of-funds exemptive order received from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination that the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.
Investing in Options. Each Fund (excluding the Alternative Strategies Fund and Global Long/Short Fund) may not, except for bona fide hedging purposes, invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on financial futures contracts. A Fund will not purchase put options or write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment. A Fund will not write call options in excess of 25% of the value of its total assets.
For purposes of the investment limitation regarding investment in illiquid and restricted securities, for all Funds other than the Money Market Funds, an “illiquid investment” means any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For purposes of the investment limitation regarding investment in illiquid and restricted securities, for the Money Market Funds, an “illiquid security” means a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Money Market Fund.
Money Market Fund Regulatory Compliance
The Money Market Funds are managed to comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. The discussion of investments in this SAI as it relates to the Money Market Funds is qualified by Rule 2a-7 limitations. In summary, with respect to diversification, Rule 2a-7 requires that a Money Market Fund may not invest in the securities of any issuer if, as a result of the investment, more than 5% of the Fund’s total assets would be invested in that issuer; provided that each Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days after acquisition. Certain securities are not subject to this diversification requirement: (a) government securities; (b) certain repurchase agreements; and (c) shares of certain money market funds. Rule 2a-7 imposes a separate diversification test upon the acquisition of a guarantee or demand feature. The Board has adopted procedures in accordance with Rule 2a-7, which govern the quality, maturity, diversity and liquidity of the Money Market Funds’ investments. Pursuant to Rule 2a-7, the Money Market Funds may invest only in securities which have been determined by the Adviser to present minimal credit risks to the Fund, based on the Adviser’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

Other Investment Policies
Pursuant to Rule 35d-1 under the 1940 Act, each Fund (except the Alternative Strategies, Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, Strategic Income, TCH Corporate Income, Tax-Free Money Market, Prime Money Market, Institutional Prime Money Market, Target Date, and Target Risk Funds) has adopted a non-fundamental investment policy to invest at least 80% of its assets (defined as net assets plus any borrowings for investment purposes) in the types of securities and investments suggested by its name. Each such Fund will provide its shareholders with at least 60 days’ prior written notice of any changes to such policy as required by Rule 35d-1. The Ultra-Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Tax-Free Money Market Funds, which have each adopted a fundamental policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name, may only change this policy with shareholder approval.
Pursuant to Rule 35d-1 under the 1940 Act the Government Money Market Fund has adopted a non-fundamental investment policy to invest at least 80% of its total assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities and in repurchase agreements secured by such obligations. In addition, as a result of recent amendments to Rule 2a-7 under the 1940 Act, the Government Money Market Fund has adopted a non-fundamental investment policy to invest at least 99.5% of its total assets in U.S. government securities, cash and/or repurchase agreements that are collateralized fully (as defined in Rule 2a-7 under the 1940 Act). The Government Money Market Fund will provide its shareholders with at least 60 days’ prior written notice of any changes to such policy.
Each Fund (except the Money Market Funds) is subject to the requirements of Rule 22e-4 under the 1940 Act. Pursuant to Rule 22e-4, the relevant Funds have adopted a Liquidity Risk Management Program (LRM Program) which states that no Fund may hold more than 15% of its assets in illiquid investments. With respect to such Funds, an “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the LRM Program. Certain additional provisions of Rule 22e-4, including reporting and classification requirements, have a compliance date of June 1, 2019.
Valuation of Securities
Money Market Funds
The Board has approved the use of amortized cost for purposes of valuing portfolio instruments held by the Money Market Funds other than the Institutional Prime Money Market Fund. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.
The procedures adopted by the Board for the Money Market Funds, other than the Institutional Prime Money Market Fund, in accordance with Rule 2a-7, are reasonably designed to stabilize the net asset value (NAV) per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Funds’ investment goals. The Funds’ procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Board will take any steps it considers appropriate if there is a difference of more than 0.5 of 1% between the two values (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.
The Institutional Prime Money Market Fund, unlike the other Money Market Funds, does not seek to maintain a stable share price. Instead, its share price, which is its NAV per share, “floats” to reflect changes in the market values of its portfolio holdings.
The Money Market Funds are permitted to purchase instruments that are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles a Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 calendar days’ notice or (2) at specified intervals not exceeding 397 calendar days on no more than 30 calendar days’ notice. A standby commitment entitles a Fund to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.
The Money Market Funds acquire instruments subject to demand features and standby commitments to enhance the instruments’ liquidity. The Funds treat demand features and standby commitments as part of the underlying instruments, because the Funds do not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Funds define demand features and standby commitments as puts, the Funds do not consider them to be corporate investments for purposes of their investment policies.

Under the amortized cost method of valuation utilized by the Money Market Funds other than the Institutional Prime Money Market Fund, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds, computed based upon amortized cost valuation, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.
Target Date and Target Risk Funds
Because the assets of the Target Date and Target Risk Funds consist primarily of shares of underlying funds, the NAV is determined based on the NAV of the underlying funds. It is not anticipated that the Pricing Committee of the Board will need to fair value any of the investments of the Funds. However, an underlying fund may need to fair value one of its investments, which may require the Target Date and Target Risk Funds to do the same because of delays in obtaining the underlying funds’ NAV.
All Other Funds (Including Institutional Prime Money Market Fund)
Portfolio securities of the other Funds are valued as follows:
•	for equity securities traded on a securities exchange, including NASDAQ, at the last sale price or official closing price reported on the exchange on which the security is principally traded;
•	securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value;
•	in the absence of recorded sales for equity securities, at the mean of the last bid and asked prices as furnished by an independent pricing service;
•	for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities, and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value;
•	fixed income securities that are not exchange traded are valued by an independent pricing service;
•	in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;
•	for securities of other open-end registered investment companies, at net asset value; and
•	for all other securities, at fair value as determined in good faith by the Board.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors.
A Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.
Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Directors and Officers – Board of Directors.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Certain securities held by the Funds may be listed on foreign exchanges that trade on days when a Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same times that the Fund calculates its NAV, giving rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.
The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.
Trading in Foreign Securities
Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Funds value foreign securities at the latest closing price on the principal exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates also may be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price).
What do Shares Cost?
Except under certain circumstances described in the Prospectus, shares of each class of each Fund (except the Money Market Funds) are sold at their NAVs (plus any applicable sales charge) on days the NYSE is open for business. Shares of each class of the Money Market Funds are sold at their NAVs on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Money Market Funds’ portfolio managers determine sufficient liquidity exists in those markets.
The procedure for purchasing shares is explained in the Prospectus under “How to Buy Shares.”
How are Fund Shares Sold?
BMO Investment Distributors, LLC (BID), located at 115 South LaSalle Street, Chicago, Illinois 60603, serves as the principal distributor of the Funds’ shares (the Distributor). Under a Distribution Agreement with the Funds, BID offers the Funds’ shares on a continuous, best-efforts basis. BID is an affiliate of the Adviser and BMO Harris Bank.
Sales Charge Reallowance (Class A Only)
Sales of Class A shares are subject to a front-end sales charge, which may be reallowed, as a sales commission, to broker/dealers, investment professionals, or financial institutions (Authorized Dealers) of record as a percentage of the purchase price. Typically, the Authorized Dealers of record will receive the following amount from the sales charge on such sales:
Equity Funds, International and Global Funds, and Alternative Funds
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	5.00%
$50,000 – $99,999	4.00%
$100,000 – $249,999	3.25%

Equity Funds, International and Global Funds, and Alternative Funds
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
$250,000 – $499,999	2.50%
$500,000 – $999,999	1.75%
$1,000,000 – $4,999,999	1.00%
$5,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 and above	0.25%

Strategic Income and High Yield Bond Funds
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%
$100,000 – $249,999	3.00%
$250,000 – $499,999	2.25%
$500,000 – $999,999	1.75%
$1,000,000 – $4,999,999	1.00%
$5,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 and above	0.25%

Intermediate Tax-Free, TCH Corporate Income, and TCH Core Plus Funds
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%
$100,000 – $249,999	3.00%
$250,000 – $499,999	2.25%
$500,000 – $999,999	1.75%
$1,000,000 – $4,999,999	0.55%
$5,000,000 – $9,999,999	0.50%
$10,000,000 – $49,999,999	0.40%
$50,000,000 and above	0.25%

Ultra Short Tax-Free Fund, Short Tax-Free Fund, and Short-Term Income Fund
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	2.00%
$50,000 – $99,999	1.50%
$100,000 – $249,999	1.00%
$250,000 and above	0.00%
Some or all of the sales charges may be paid as concessions to Authorized Dealers, as that term is defined under “How to Buy Shares - How Do I Purchase Shares?” in the Funds’ Prospectus. BID may retain a portion of the sales charge for sales and support services. BID and Authorized Dealers may choose to waive sales charges. BID receives a fee for paying agent services from the Adviser.
For the fiscal years ended August 31, 2016, August 31, 2017, and August 31, 2018, BID did not receive any commissions from the Funds.

12b-1 Plan (Class A and Class R3 Shares Only)
The Corporation has adopted two compensation-type distribution plans (one plan for the Target Date and Target Risk Funds and one plan for all other Funds) pursuant to Rule 12b-1 under the 1940 Act (each a Plan and together the Plans) for the Class A and Class R3 Shares only. The Plans allow the Funds to pay a maximum of 0.25% of the Class A and 0.50% of the Class R3 assets to the distributor for the sale and distribution of each Fund’s Class A and Class R3 shares and for services provided to shareholders of that class.
The fees paid pursuant to the Plans are used to finance activities of the Distributor principally intended to result in the sale of shares including: (1) providing incentive to broker/dealers to sell shares and to provide administrative support services to the Funds and their shareholders; (2) compensating other participating financial institutions and other financial intermediaries for providing administrative and other support services to the Funds and their shareholders; (3) paying for the costs incurred in conjunction with advertising and marketing of shares to include expenses of preparing, printing and distributing prospectuses and sales literature to prospective shareholders, brokers, dealers, financial institutions or financial intermediaries; and (4) other costs incurred in the implementation and operation of the Plans.
The Plans provide that (i) the Distributor has the right to select, in its sole discretion, brokers (including BMO Harris Financial Advisors (member FINRA/SIPC), an affiliate of the Adviser), dealers, participating financial institutions (including BMO Harris Bank, an affiliate of the Adviser) and other persons to participate in the Plans, and (ii) payments to the Distributor under the Plans will be made pursuant to the Distribution Agreement entered into by and between the Corporation and the Distributor and that payments made by the Distributor to brokers, dealers, participating financial institutions, and other persons with funds received as compensation under the Plans will be made pursuant to a Sales and Services Agreement entered into by and between the Distributor and such entity. The Plans also provide that the Distributor may terminate without cause and in its sole discretion any Sales and Services Agreement.
Other benefits of the Plans include, but are not limited to, the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of holders of Class A and Class R3 shares by having them rapidly invested in the applicable Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for holders of Class A and Class R3 shares and prompt responses to shareholder requests and inquiries concerning their accounts.
BID may voluntarily waive fees it receives for its distribution (12b-1) services under the Plans. BID may terminate such voluntary waivers at any time.
For the fiscal year ended August 31, 2018, the Class A and Class R3 shares of the Funds paid the following distribution (12b-1) fees under the Plans, and BID waived the following amounts.
	Distribution (12b-1) Fees Paid/Distribution (12b-1) Fees Waived	Distribution (12b-1) Fees Paid/Distribution (12b-1) Fees Waived
Fund	Class A	Class R3
Low Volatility Equity	$ 70,240/$0	N/A
Dividend Income	$ 8,409/$0	N/A
Large-Cap Value	$ 61,230/$0	N/A
Large-Cap Growth	$ 1,692/$0	N/A
Mid-Cap Value(1)	$150,458/$0	$ 88/$0
Mid-Cap Growth	$ 43,308/$0	N/A
Small-Cap Value(1)	$ 12,035/$0	$ 289/$0
Small-Cap Core	$ 7,122/$0	N/A
Small-Cap Growth	$137,915/$0	N/A
Global Low Volatility Equity	$ 2,087/$0	N/A
Disciplined International Equity	$ 447/$0	N/A
Pyrford International Stock	$ 6,463/$0	$ 34/$0(2)
LGM Emerging Markets Equity	$ 13,057/$0	N/A
Alternative Strategies	$ 273/$0	N/A
Global Long/Short Equity	$ 1,990/$0	N/A
Ultra Short Tax-Free	$ 83,060/$0	N/A

	Distribution (12b-1) Fees Paid/Distribution (12b-1) Fees Waived	Distribution (12b-1) Fees Paid/Distribution (12b-1) Fees Waived
Fund	Class A	Class R3
Short Tax-Free	$ 12,924/$0	N/A
Short-Term Income	$ 75,617/$0	N/A
Intermediate Tax-Free	$ 29,550/$0	N/A
Strategic Income	$ 40,472/$0	N/A
TCH Corporate Income	$ 2,035/$0	N/A
TCH Core Plus Bond	$ 8,298/$0	N/A
High Yield Bond	$ 2,341/$0	N/A
In-Retirement	N/A	$ 3,687/$0
Target Retirement 2015	N/A	$ 579/$0
Target Retirement 2020	N/A	$ 29,101/$0
Target Retirement 2025	N/A	$ 576/$0
Target Retirement 2030	N/A	$ 29,402/$0
Target Retirement 2035	N/A	$ 544/$0
Target Retirement 2040	N/A	$ 13,191/$0
Target Retirement 2045	N/A	$ 288/$0
Target Retirement 2050	N/A	$ 14,820/$0
Target Retirement 2055	N/A	$ 806/$0
Conservative Allocation	N/A	$ 6,841/$0
Moderate Allocation	N/A	$ 67,920/$0
Balanced Allocation	N/A	$101,511/$0
Growth Allocation	N/A	$ 91,265/$0
Aggressive Allocation	N/A	$ 85,894/$0

(1)	On May 11, 2018, the Mid-Cap Value Fund and Small-Cap Value Fund liquidated their Class R3 shares. The Funds no longer offer Class R3 shares.
(2)	On April 27, 2018, the Pyrford International Stock Fund liquidated its Class R3 shares. The Fund no longer offers Class R3 shares.
Shareholder Services (Class Y Shares Only)
The Adviser is the shareholder servicing agent for the Funds. As such, it provides shareholder services to the Funds that include, but are not limited to, distributing the Prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemption of shares.
The Class Y shares may pay the Adviser a shareholder servicing fee equal to 0.25% of the assets of the Class Y shares for providing shareholder services and maintaining shareholder accounts. The Adviser may select others to perform these services for their customers and may pay them fees. The Adviser may voluntarily waive fees it receives for providing shareholder services and maintaining shareholder accounts. The Adviser may terminate such voluntary waivers at any time.
For the fiscal year ended August 31, 2018, the Class Y shares of the Funds paid the following shareholder servicing fees to the Adviser, which, unless otherwise indicated, contractually waived the following amounts.
	Shareholder Services Fees Paid	Shareholder Services Fees Waived
Fund	Class Y	Class Y
Large-Cap Growth	$ 188,242	$0
Pyrford International Stock(1)	$ 9,826	$0
Intermediate Tax-Free	$2,182,749	$0
Strategic Income	$ 167,493	$0
TCH Corporate Income	$ 203,658	$0
TCH Core Plus Bond	$ 168,342	$0
Government Money Market	$1,909,847	$0
Tax-Free Money Market	$ 221,090	$0

	Shareholder Services Fees Paid	Shareholder Services Fees Waived
Fund	Class Y	Class Y
Prime Money Market	$ 515,536	$0
Institutional Prime Money Market	$ 3,842	$0
In-Retirement	$ 7,794	$0
Target Retirement 2015	$ 846	$0
Target Retirement 2020	$ 43,538	$0
Target Retirement 2025	$ 2,628	$0
Target Retirement 2030	$ 46,564	$0
Target Retirement 2035	$ 1,937	$0
Target Retirement 2040	$ 27,212	$0
Target Retirement 2045	$ 2,160	$0
Target Retirement 2050	$ 21,041	$0
Target Retirement 2055	$ 1,021	$0
Conservative Allocation	$ 35,900	$0
Moderate Allocation	$ 19,534	$0
Balanced Allocation	$ 249,949	$0
Growth Allocation	$ 40,181	$0
Aggressive Allocation	$ 94,738	$0

(1)	Reflects activity for the period September 1, 2017 to April 26, 2018. On April 27, 2018, Class Y shares of the Fund converted to Class A shares. The Fund no longer offers Class Y shares.
How to Buy Shares
Rights of Accumulation (Class A Shares Only)
As described in the Prospectus, larger purchases of Class A shares reduce or eliminate the sales charge paid. For example, the Funds will combine all Class A share purchases made on the same day by the investor, the investor’s spouse, and the investor’s children under age 21 when they calculate the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or single fiduciary account.
If additional Class A shares are purchased, the Funds will consider the previous purchase still invested in the Funds. For example, if a shareholder already owns the Class A shares of an Equity Fund having a current value of $40,000 and he or she purchases $10,000 of additional shares, the sales charge on the additional purchases according to the schedule now in effect would be 4.00%, not 5.00% (see “How to Buy Shares—Class A Shares - Sales Charge—Equity Funds, Global and International Funds, and Alternative Funds” in the Prospectus).
The Funds also will consider purchases of shares of certain other mutual funds held at BMO Harris Financial Advisors. For example, if a shareholder purchases shares of a certain mutual fund having a current value of $40,000 and then purchases the Class A shares of a Fund having a current value of $10,000, the shareholder would receive a reduced sales charge on the $10,000 Class A shares purchase based on the other mutual fund’s reduced sales charge schedule applicable to a $50,000 investment in such fund’s shares.
To receive the sales charge reduction, BMO Harris Financial Advisors must be notified by the shareholder in writing or by his or her investment professional or financial institution at the time the purchase is made that the Class A shares are already owned or that purchases are being combined. The Funds will reduce or eliminate the sales charge after they confirm the purchases.
Concurrent Purchases (Class A Shares Only)
Shareholders have the privilege of combining concurrent purchases of the Class A shares of two or more BMO Funds in calculating the applicable sales charge.

To receive a sales charge reduction or elimination, BID must be notified by the shareholder in writing or by his or her investment professional or financial institution at the time the concurrent purchases are made. The Funds will reduce or eliminate the sales charge after they confirm the purchases. Shareholders should retain records of their purchases for this purpose and may be required to provide supporting documentation to BID.
Letter of Intent (Class A Shares Only)
A shareholder may sign a letter of intent committing to purchase a certain amount of a Fund’s Class A shares within a 13-month period in order to combine such purchases in calculating the applicable sales charge. The Funds’ custodian will hold shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed shares will be released to his or her account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.
While this letter of intent will not obligate the shareholder to purchase Class A shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A shares of any Fund will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase may within the past 90 days. Prior trade prices will not be adjusted.
Reinvestment Privilege
The reinvestment privilege is available for all shares of the Funds within the same share class. The Class A shareholders who redeem from a Fund may reinvest the redemption proceeds back into the Fund’s Class A shares at the next determined NAV without any sales charge. The original shares must have been subject to a sales charge and the reinvestment must be within 90 days.
In addition, if shares were reinvested through an investment professional or financial institution, the investment professional or financial institution would not be entitled to an advanced payment from BMO Harris Financial Advisors on the reinvested shares, if otherwise applicable. BMO Harris Financial Advisors must be notified by the shareholder in writing or by his/her investment professional or financial institution of the reinvestment in order to eliminate a sales charge. If a shareholder redeems shares in a Fund, there may be federal income tax consequences.
Exchanging Securities for Shares
A shareholder may contact the Funds to request a purchase of shares in an exchange for securities owned by the shareholder. The Funds reserve the right to determine whether to accept the securities and the minimum market value to accept. The Funds will value the securities in the same manner as it values its assets. This exchange is treated as a taxable sale of a shareholder’s securities for federal income tax purposes.
Conversion Privilege
Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of a Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert to the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations. The Fund may change, suspend, or terminate this conversion feature at any time.
Redemption In Kind
Although the Funds intend to pay share redemptions in cash, the Funds reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.
Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, each Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will be in cash unless the Adviser determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Adviser deems fair and equitable and, to the extent available, such securities will be readily marketable.

A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, the redeeming shareholder would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The subsequent sale of securities received in kind may result in taxable capital gains or realized losses for federal income tax purposes.
In addition, the Funds have adopted procedures, consistent with SEC guidelines, to permit a redemption in kind to an affiliate.
Purchases and Redemptions Through Authorized Dealers
You may purchase or redeem shares of the Funds through Authorized Dealers. Certain of these Authorized Dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order for Fund shares when such Authorized Dealer or, if applicable, such Authorized Dealer’s authorized designee, receives the order.
Money Market Fund Redemptions
In connection with changes to Rule 2a-7 that went into effect on October 14, 2016, the Money Market Funds have adopted, policies and procedures permitting the Board to impose a liquidity fee on redemptions from certain Funds (up to 2%) or temporarily restrict redemptions from certain Funds up to 10 business days during a 90 day period (a redemption gate), in the event that the Fund’s weekly liquid assets fall below the following thresholds:
•	30% weekly liquid assets – If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, and the Board determines it is in the best interests of the Fund, the Board may impose a liquidity fee of no more than 2% of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption.
•	10% weekly liquid assets – If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Fund.
If the Fund imposes a redemption gate, the Fund will not accept redemption or exchange orders until the Fund has notified shareholders that the redemption gate has been lifted. Any redemption or exchange orders submitted while a redemption gate is in effect will be cancelled without further notice. If you still wish to redeem or exchange shares once the redemption gate has been lifted, you will need to submit a new redemption or exchange request to the Fund.
The Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, during periods of extraordinary market stress. Moreover, the Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, after the Fund has notified shareholders that a liquidity fee or redemption gate will be imposed (generally, as of the beginning of the next business day following the announcement that the Fund has imposed the liquidity fee or redemption gate). Announcements regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or redemption gate, will be filed with the SEC on Form N-CR and will be available on the Fund’s website (bmofunds.com). In addition, the Fund will make such announcements through a supplement to the Funds’ Prospectus and may make such announcements through a press release or by other means.
Liquidity fees and redemption gates will terminate at the beginning of the next business day once the Fund has invested 30% or more of its total assets in weekly liquid assets. The Fund may only suspend redemptions for up to 10 business days in any 90-day period.
A liquidity fee imposed by a Fund will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemption. Some degree of uncertainty exists with respect to the tax treatment of liquidity fees received by money market funds and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service (IRS). If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees at such time.
The Board has chosen not to subject the Government Money Market Fund to a liquidity fee or redemption gate, and may do so in the future only with advance notice to shareholders.

In the event that a Money Market Fund, at the end of a business day, (a) (i) has invested less than 10% of its total assets in weekly liquid assets, or, (ii) in the case of the government or retail money market fund (such as the Government Money Market, Prime Money Market and Tax-Exempt Money Market Funds) the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from the stable price established by the Board or the Board, including a majority of the directors who are not interested persons of the Fund, determines that such a deviation is likely to occur, and (b) the Board, including a majority of directors who are not interested persons of the Fund, irrevocably has approved the liquidation of the Fund, the Board has the authority to suspend redemptions of the Fund.
A retail money market fund, such as the Prime Money Market and Tax-Exempt Money Market Funds, may involuntarily redeem an institutional shareholder from the fund upon 60 days’ notice.
Account and Share Information
Voting and Distribution Rights
Shareholders of each Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of a Fund, to participate ratably in the assets of the Fund available for distribution. Each share of a Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in net income and capital gains distributions by the Fund. All shares of each Fund or class in the Corporation have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.
The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.
The shares are redeemable and transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable.
Control Persons and Principal Shareholders
Any person who beneficially owns more than 25% of the outstanding shares of a Fund or a class may be considered a “controlling person” of such Fund or class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund. Any person who beneficially owns more than 5% of the outstanding shares of a Fund or a class may be considered a “principal shareholder” of such Fund or class. As of November 30, 2018 the following shareholders owned of record or are known by the Corporation to own beneficially more than 5% of a Fund’s outstanding shares:
Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Low Volatility Equity	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	4,606,957.79	71.55%
Low Volatility Equity	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	517,354.08	8.03%
Low Volatility Equity	I	Maril & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	328,959.54	5.11%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Low Volatility Equity	A	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco, CA 94105-1905	1,240,592.62	77.20%
Dividend Income	I	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	6,144,497.39	49.96%
Dividend Income	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	1,712,160.99	13.92%
Dividend Income	I	National Finance Services LLC Attn Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City NJ 07310-1995	1,528,116.22	12.43%
Dividend Income	I	UBS WM USA OMNI Account M/F Spec CDY A/C 1000 Harbor Blvd Weehawken NJ 07086-6761	1,017,879.53	8.28%
Dividend Income	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	83,811.70	15.49%
Dividend Income	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept. 211 Main St San Francisco CA 94105-1905	195,057.79	36.05%
Dividend Income	A	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	28,392,33	5.25%
Large-Cap Value	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	11,286,937.73	64.68%
Large-Cap Value	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	1,527,827.19	8.76%
Large-Cap Value	I	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	2,923,692.08	16.75%
Large-Cap Value	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	144,629.40	10.76%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Large-Cap Value	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	164,364.82	12.23%
Large-Cap Value	A	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	121,268.97	9.02%
Large-Cap Value	R6	Mitra & Co FBO 98 Marshall & Ilsey Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	4,671,643.81	94.76%
Large-Cap Value	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	258,492.95	5.24%
Large-Cap Growth	Y	National Financial Services LLC Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	278,323.62	8.96%
Large-Cap Growth	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	313,746.69	10.10%
Large-Cap Growth	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	224,764.68	7.24%
Large-Cap Growth	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	8,221,126.01	60.87%
Large-Cap Growth	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	852,580.69	6.31%
Large-Cap Growth	I	SEI Private Trust Co c/o Washington Trust 1 Freedom Valley Dr Oaks PA 19456-9989	1,063,373.78	7.87%
Large-Cap Growth	A	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	26,362.34	56.63%
Large-Cap Growth	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	9,092.24	19.53%
Large-Cap Growth	A	Robert W Baird Co. Inc. FBO Customer 777 E Wisconsin Ave Fl 29 Milwaukee WI 53202-5391	2,973.98	6.39%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Large-Cap Growth	A	Stifel Nicolaus Co Inc FBO Customer 501 N Broadway Fl 8 Saint Louis MO 63102-2137	2,429.54	5.22%
Large-Cap Growth	R6	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	3,263,368.86	94.63%
Mid-Cap Value	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	5,917,711.57	68.15%
Mid-Cap Value	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,110,943.68	12.79%
Mid-Cap Value	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	509,410.24	5.87%
Mid-Cap Value	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	590,813.87	14.09%
Mid-Cap Value	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	408,892.85	9.75%
Mid-Cap Value	A	Hartford Life Insurance Co Attn: UIT Operations PO Box 2999 Hartford CT 06104-2999	257,797.32	6.15%
Mid-Cap Value	A	TD Ameritrade Inc For The Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	373,698.68	8.91%
Mid-Cap Value	A	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	343,233.34	8.18%
Mid-Cap Value	R6	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay, WI 54304-5280	1,842,280.70	70.08%
Mid-Cap Value	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	699,318.19	26.60%
Mid-Cap Growth	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	4,111,255.67	93.43%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Mid-Cap Growth	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	110,840.17	12.50%
Mid-Cap Growth	R6	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	1,239,708.76	99.63%
Small-Cap Value	I	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	2,820,734.38	75.65%
Small-Cap Value	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	288,642.71	7.74%
Small-Cap Value	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	320,271.37	8.59%
Small-Cap Value	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	118,755.43	38.30%
Small-Cap Value	A	Mitra & Co FBO 98 Marshall & Isley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	38,335.64	12.36%
Small-Cap Value	A	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	28,451.82	9.18%
Small-Cap Value	R6	Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor CT 06095-4773	99,120.67	9.99%
Small-Cap Value	R6	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	786,640.14	79.27%
Small-Cap Value	R6	Reliance Trust Co FBO Massmutual Registered Product PO Box 28004 Atlanta GA 30358-0004	93,096.61	9.38%
Small-Cap Core	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	778,711.66	52.08%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Small-Cap Core	I	National Financial Services LLC FBO Exclusive Bene Of Our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	256,162.03	17.13%
Small-Cap Core	I	Maril & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	148,210.00	9.91%
Small-Cap Core	I	Vallee & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	137,214.88	9.18%
Small-Cap Core	I	TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha NE 68103-2226	106,632.68	7.13%
Small-Cap Core	A	Maril & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	52,868.85	27.31%
Small-Cap Core	A	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	70,500.58	36.42%
Small-Cap Core	A	TD Ameritrade Inc for the Exclusive Benefit of Our Customers PO Box 2226 Omaha NE 68103-2226	14,130.98	7.30%
Small-Cap Growth	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	1,943,656.49	44.95%
Small-Cap Growth	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	1,329,127.17	30.74%
Small-Cap Growth	I	Capinco c/o US Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee WI 53212-3958	272,987.19	6.31%
Small-Cap Growth	A	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	385,693.66	16.10%
Small-Cap Growth	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	198,668.44	8.30%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Global Low Volatility Equity	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	324,131.95	15.06%
Global Low Volatility Equity	I	Jewish Communal Fund 575 Madison Ave Ste 730 New York NY 10022-8591	880,289.70	40.89%
Global Low Volatility Equity	I	JP Morgan Securities LLC Omnibus Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Fl Mutual Fund Department Brooklyn NY 11245-00003	829,696.56	38.54%
Global Low Volatility Equity	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	4,135.81	20.79%
Global Low Volatility Equity	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	3,751.83	18.86%
Global Low Volatility Equity	A	Pamela Miller TTEE Sarasota FL 34232-7518	1,966.97	9.89%
Global Low Volatility Equity	A	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	1,383.25	6.95%
Global Low Volatility Equity	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	1,292.84	6.50%
Global Low Volatility Equity	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	1,239.23	6.23%
Global Low Volatility Equity	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	1,199.99	6.03%
Disciplined International Equity	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	5,302,976.07	67.64%
Disciplined International Equity	I	MSSB FBO Essentia Health c/o Thomas R Crook 502 E 2nd St Duluth MN 55805-1913	1,538,469.53	19.62%
Disciplined International Equity	I	Vallee & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	580,594.30	7.41%
Disciplined International Equity	A	Maril & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	10,000.00	58.45%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Disciplined International Equity	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	3,276.22	19.15%
Disciplined International Equity	A	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	3,552.17	20.76%
Pyrford International Stock	I	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	8,079,154.23	21.73%
Pyrford International Stock	I	Mitra & Co FBO 98 Marshall & Ilsey Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	2,857,883.13	7.69%
Pyrford International Stock	I	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	1,990,094.97	5.35%
Pyrford International Stock	I	SEI Private Trust Co c/o M&T Bank Attn Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	2,129,389.65	5.73%
Pyrford International Stock	I	Capinco c/o US Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee WI 53212-3958	4,630,823.81	12.46%
Pyrford International Stock	I	National Financial Services LLC FBO Exclusive Bene Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	8,150,495.00	21.92%
Pyrford International Stock	A	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	29,292.03	6.74%
Pyrford International Stock	A	Mitra & Co FBO 98 Marshall & Ilsey Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	163,394.35	37.58%
Pyrford International Stock	A	Vallee & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	79,981.70	18.40%
Pyrford International Stock	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	41,498.69	9.54%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Pyrford International Stock	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	23,255.69	5.35%
Pyrford International Stock	R6	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	3,841,417.52	29.97%
Pyrford International Stock	R6	Flexpath IndexPlus Moderate 2035 Fund I Series 9th Floor Attn Dara Alderton 1100 North Market Street Wilmington DE 19890-1100	662,282.71	5.17%
Pyrford International Stock	R6	WTRISC FBO Flexpath Plus CITS 9th Floor Attn Dara Alderton 1100 North Market Street Wilmington DE 19890-1100	795,611.22	6.21%
Pyrford International Stock	R6	Northern Trust Company FBO Packaging Corp of America Master Retirement Trust 50 LaSalle St Chicago IL 60675-0001	2,985,737.36	23.29%
Pyrford International Stock	R6	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-1076	1,207,478.66	9.42%
LGM Emerging Markets Equity	I	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	4,866,653.96	41.70%
LGM Emerging Markets Equity	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	2,481,779.71	21.26%
LGM Emerging Markets Equity	I	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	1,401,970.49	12.01%
LGM Emerging Markets Equity	I	Capinco c/o US Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee WI 53212-3958	952,510.71	8.16%
LGM Emerging Markets Equity	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	93,368.06	30.68%
LGM Emerging Markets Equity	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	54,338.50	17.86%
LGM Emerging Markets Equity	A	TD Ameritrade Inc For The Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	47,336.34	15.55%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
LGM Emerging Markets Equity	A	Vallee & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	34,875.82	11.46%
Alternative Strategies	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	6,168,652.96	90.01%
Alternative Strategies	I	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	491,297.39	7.17%
Alternative Strategies	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	3,604.93	49.49%
Alternative Strategies	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	2,262.61	31.06%
Alternative Strategies	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	1,017.15	13.96%
Global Long/Short Equity	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	39,997.79	6.35%
Global Long/Short Equity	I	Maril & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	146,446.00	23.24%
Global Long/Short Equity	I	Northern Trust Company FBO Fortress Alternative Asset PO Box 92956 Chicago, IL 60675-2956	144,111.73	22.87%
Global Long/Short Equity	I	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	174,875.57	27.75%
Global Long/Short Equity	I	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68104-2226	66,986.98	10.63%
Global Long/Short Equity	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	44,809.41	68.32%
Global Long/Short Equity	A	Vanguard Brokerage Services PO Box 1170 Valley Forge PA 19482-1170	7,196.70	10.97%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Global Long/Short Equity	A	Maril & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	10,000.00	15.25%
Ultra Short Tax-Free	I	SEI Private Trust Co c/o ID940 Attn Mutual Funds Admin 1 Freedom Valley Dr Oaks PA 19456-9989	11,602,750.11	20.97%
Ultra Short Tax-Free	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	5,458,105.40	9.86%
Ultra Short Tax-Free	I	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	10,822,736.44	19.56%
Ultra Short Tax-Free	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	6,078,327.63	10.98%
Ultra Short Tax-Free	I	National Financial Services LLC FBO Exclusive Bene of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	3,896,498.84	7.04%
Ultra Short Tax-Free	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	298,080.04	13.54%
Ultra Short Tax-Free	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	304,218.33	13.82%
Ultra Short Tax-Free	A	Mitra & Co. FBO 62 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	299,312.15	13.60%
Ultra Short Tax-Free	A	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	178,201.63	8.09%
Ultra Short Tax-Free	A	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	135,702.35	6.16%
Short Tax-Free	I	SEI Private Trust Co c/o BMO Harris Bank ID940 Attn Mutual Funds Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	10,885,737.05	63.12%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Short Tax-Free	I	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	1,469,183.00	8.52%
Short Tax-Free	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	956,187.25	5.54%
Short Tax-Free	I	Vallee & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	971,329.70	5.63%
Short Tax-Free	I	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	1,090,533.02	6.32%
Short Tax-Free	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	70,996.65	11.87%
Short Tax-Free	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	95,264.13	15.93%
Short Tax-Free	A	TD Ameritrade Inc for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha NE 68103-2226	72,745.50	12.17%
Short Tax-Free	A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	51,852.21	8.67%
Short Tax-Free	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	31,903.26	5.34%
Short Tax-Free	A	Frazier JT WROS Mequon WI 53092-5453	31,803.10	5.32%
Short-Term Income	I	SEI Private Trust Co c/o ID940 Attn: Mutual Funds Admin 1 Freedom Valley Dr Oaks PA 19456-9989	6,182,030.11	27.77%
Short-Term Income	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	4,163,436.56	18.70%
Short-Term Income	I	Vallee & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	2,665,481.24	11.97%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Short-Term Income	I	Chicago Professional Sports LP 1901 W Madison St Chicago IL 60612-2459	1,788,725.46	8.03%
Short-Term Income	I	MAC & Co Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502	1,247,729.76	5.60%
Short-Term Income	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	1,355,128.67	6.09%
Short-Term Income	A	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	403,839.57	15.45%
Short-Term Income	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	226,583.56	8.67%
Intermediate Tax-Free	Y	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	48,603,293.41	65.92%
Intermediate Tax-Free	Y	National Financial Services LLC Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	13,861,790.49	18.80%
Intermediate Tax-Free	Y	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	4,928,912.07	6.69%
Intermediate Tax-Free	I	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	16,609,279.66	20.57%
Intermediate Tax-Free	I	SEI Private Trust Co c/o ID940 Attn Mutual Funds Admin 1 Freedom Valley Dr Oaks PA 19456-9989	11,341,286.62	14.04%
Intermediate Tax-Free	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	14,757,005.47	18.27%
Intermediate Tax-Free	I	SEI Private Trust Co c/o Regions Bank 1 Freedom Valley Dr Oaks PA 19456-9989	9,695,272.29	12.00%
Intermediate Tax-Free	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	8,093,362.72	10.02%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Intermediate Tax-Free	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	7,469,365.73	9.25%
Intermediate Tax-Free	I	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	5,294,099.79	6.56%
Intermediate Tax-Free	A	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	200,999.15	35.65%
Intermediate Tax-Free	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	305,676.08	54.21%
Intermediate Tax-Free	A	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	38,651.99	6.85%
Strategic Income	Y	National Financial Services LLC Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	4,925,271.27	77.23%
Strategic Income	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	463,424.89	33.98%
Strategic Income	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	406,791.40	29.83%
Strategic Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	142,538.71	10.45%
Strategic Income	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	128,683.43	8.94%
TCH Corporate Income	Y	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	5,363,329.37	69.83%
TCH Corporate Income	Y	National Financial Services LLC FBO Exclusive Bene of our Customers ATTN Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	1,920,130.65	25.00%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
TCH Corporate Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	5,201,775.40	38.01%
TCH Corporate Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	2,383,704.82	17.42%
TCH Corporate Income	I	MAC & Co A/C 199534 Attn Mutual Fund Ops 500 Grant St Pittsburgh PA 15219-2502	1,393,510.87	10.18%
TCH Corporate Income	I	SEI Private Trust Co c/o Regions Attn Mutual Funds Admin 1 Freedom Valley Dr Oaks PA 19456-9989	2,039,005.29	14.90%
TCH Corporate Income	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	1,231,390.73	9.00%
TCH Corporate Income	A	TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha NE 68103-2226	138,996.64	98.11%
TCH Core Plus Bond	Y	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	3,344,982.15	59.90%
TCH Core Plus Bond	Y	National Financial Services LLC FBO Exclusive Bene of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	1,090,806.91	19.53%
TCH Core Plus Bond	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	280,022.01	5.01%
TCH Core Plus Bond	I	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	39,104,612.94	45.15%
TCH Core Plus Bond	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	18,361,598.17	21.20%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
TCH Core Plus Bond	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	6,080,403.33	7.02%
TCH Core Plus Bond	I	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	5,088,780.00	5.87%
TCH Core Plus Bond	A	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	217,551.45	84.78%
TCH Core Plus Bond	A	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	27,076.37	10.55%
High Yield Bond	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	940,709.00	84.72%
High Yield Bond	I	Brunswick Public Foundation Inc. 26125 N Riverwoods Blvd Ste 500 Mettawa IL 60045-3422	61,878.93	5.57%
High Yield Bond	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	37,883.94	42.17%
High Yield Bond	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	23,588.20	26.26%
High Yield Bond	A	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	8,237.37	9.17%
Government Money Market	Y	Maril & Co FBO BMO HARRIS BANK Attn ACM Department 11270 W Park Pl Milwaukee WI 53224-3623	583,648,229.49	82.99%
Government Money Market	Y	San Pasqual Fiduciary Trust Company 400 S Hope St Ste 1300 Los Angeles, CA 90071-2819	72,641,719.51	10.33%
Government Money Market	Premier	Maril & Co FBO BMO Harris Bank Attn ACM Department 11270 West Park Pl Milwaukee WI 53224-3623	1,772,968,718.47	72.36%
Government Money Market	Premier	SEI Private Trust Company c/o Harris Bank ID 940 Attn: Mutual Fund Admin 1 Freedom Valley Dr Oaks PA 19456-9989	316,479,864.55	12.92%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Government Money Market	Premier	GS Global Cash Services Omnibus Account FBO Goldman Sachs & Co LLC Customers 71 S Wacker Dr Ste 500 Chicago, IL 60606-4673	157,946,558.04	6.45%
Tax-Free Money Market	Y	Pershing LLC As Agent for its Brokerage Customer Attn Cash Management Services 1 Pershing Plz Jersey City NJ 07399-0002	36,963,766.29	48.93%
Tax-Free Money Market	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	29,352,016.97	38.85%
Tax-Free Money Market	Y	BMO Harris Bank N A 111 W Monroe 9 E Chicago IL 60603-4096	5,605,800.00	7.42%
Tax-Free Money Market	Premier	SEI Private Trust Company c/o Harris Bank ID 940 Attn Mutual Fund Admin 1 Freedom Dr Oaks PA 19456-9989	306,808,318.61	98.02%
Prime Money Market	Y	Pershing 1 Pershing Plz Jersey City NJ 07399-0002	152,048,516.40	82.55%
Prime Money Market	Y	Maril & Co FBO BMO Harris Bank Attn ACM Department 11270 W Park Pl Milwaukee WI 53224-3623	14,765,696.64	8.02%
Prime Money Market	Premier	SEI Private Trust Company c/o Harris Bank ID 940 Attn Mutual Fund Admin 1 Freedom Valley Dr Oaks PA 19456-9989	217,915,700.24	95.01%
Institutional Prime Money Market	Y	Maple Valley Mutual Insurance Company PO Box 59 Lena, WI 54139-0059	1,866,569.20	79.57%
Institutional Prime Money Market	Y	St. Sebastian Congregation 5400 W Washington Blvd Milwaukee, WI 53208-1698	258,270.39	11.01%
Institutional Prime Money Market	Y	Stockbridge-Munsee Community Waste Water Reserve Account N8476 Mohheconnuck Rd Bowler WI 54416-9464	154,384.62	6.58%
Institutional Prime Money Market	Premier	Maril & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	341,027,944.29	65.73%
Institutional Prime Money Market	Premier	State Street FBO Cash Sweep Clients 1776 Heritage Dr Quincy MA 02171-2119	134,481,207.93	25.92%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Institutional Prime Money Market	Premier	Mitra & Co FBO 98 Marshall & Ilsey Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	42,122,297.31	8.12%
In-Retirement	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	240,956.69	96.01%
In-Retirement	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	72,370.62	100.00%
In-Retirement	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,173,088.51	100.00%
Target Retirement 2015	Y	Maril & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	10,149.95	58.89%
Target Retirement 2015	Y	UMB Bank NA Cust IRA FBO Newcastle CA 95658-9739	2,232.11	12.95%
Target Retirement 2015	Y	UMB Bank NA Cust IRA FBO Buhl MN 55713-0011	2,061.20	11.96%
Target Retirement 2015	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	2,191.98	12.72%
Target Retirement 2015	R3	Maril & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	10,107.28	100.00%
Target Retirement 2015	R6	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	194,236.96	100.00%
Target Retirement 2020	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,487,510.56	96.86%
Target Retirement 2020	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	431,217.22	100.00%
Target Retirement 2020	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	5,108,852.77	99.98%
Target Retirement 2025	Y	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	16,419.74	35.78%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Target Retirement 2025	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	5,885.97	12.83%
Target Retirement 2025	Y	Customer Account 1026 E Monroe Ave Hartford WI 53027-9221	4,578.45	9.98%
Target Retirement 2025	Y	UMB Bank NA Cust IRA FBO Fond Du Lac, WI 54935	4,178.04	9.11%
Target Retirement 2025	Y	UMB Bank NA Cust IRA FBO Southaven MS 38671-8813	3,203.97	6.98%
Target Retirement 2025	Y	UMB Bank NA Cust IRA FBO Freeburg IL 62243-2713	3,002.95	6.54%
Target Retirement 2025	R3	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	7,203.92	100.00%
Target Retirement 2025	R6	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,148,492.59	100.00%
Target Retirement 2030	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,566,020.13	97.64%
Target Retirement 2030	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	323,543.41	100.00%
Target Retirement 2030	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	6,377,495.81	100.00%
Target Retirement 2035	Y	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	8,213.66	30.50%
Target Retirement 2035	Y	UMB Bank NA Cust. IRA FBO Dresden, OH 43821-9742	9,240.51	34.31%
Target Retirement 2035	Y	UMB Bank NA Cust. IRA FBO Joplin MO 64804-4111	3,142.90	11.67%
Target Retirement 2035	Y	UMB Bank NA Cust. IRA FBO Milwaukee WI 53207-3640	1,943.00	7.21%
Target Retirement 2035	R3	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	10,363.01	100.00%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Target Retirement 2035	R6	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,240,769.27	100.00%
Target Retirement 2040	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	898,876.00	96.72%
Target Retirement 2040	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	180,374.61	100.00%
Target Retirement 2040	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	3,982,493.53	100.00%
Target Retirement 2045	Y	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,402.44	5.15%
Target Retirement 2045	Y	UMB Bank NA Cust IRA FBO Antioch IL 60002-7238	16,020.02	58.85%
Target Retirement 2045	Y	UMB Bank NA Cust IRA FBO Green Bay WI 54301-2244	3,689.31	13.55%
Target Retirement 2045	R3	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	5,905.45	100.00%
Target Retirement 2045	R6	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	849,674.61	100.00%
Target Retirement 2050	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	785,454.03	99.07%
Target Retirement 2050	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	160,035.38	100.00%
Target Retirement 2050	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,837,101.37	100.00%
Target Retirement 2055	Y	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	7,855.59	75.70%
Target Retirement 2055	Y	UMB Bank NA Cust IRA FBO Minneapolis MN 55449-5594	840.07	8.10%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Target Retirement 2055	R3	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	4,163.66	44.87%
Target Retirement 2055	R3	Maril & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way, Suite 1000 Green Bay WI 54304-5280	5,116.13	55.13%
Target Retirement 2055	R6	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	882,903.13	100.00%
Conservative Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,461,475.74	98.68%
Conservative Allocation	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	52,664.49	83.12%
Conservative Allocation	I	Mitra & Co FBO 98 Marshall & Ilsey Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	10,694.91	16.88%
Conservative Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	109,409.59	100.00%
Conservative Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,452,801.98	54.63%
Conservative Allocation	R6	MAC & Co Attn: Mutual Fund Ops 500 Grant St. Pittsburgh PA 15219-2502	1,117,364.95	42.01%
Moderate Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	504,449.80	97.15%
Moderate Allocation	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	647,721.86	99.77%
Moderate Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	836,383.52	99.99%
Moderate Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	4,561,449.26	68.35%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Moderate Allocation	R6	MAC & Co Attn: Mutual Fund Ops 500 Grant St. Pittsburgh PA 15219-2502	1,717,700.86	25.74%
Balanced Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	8,666,331.56	86.37%
Balanced Allocation	Y	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	1,174,651.78	11.71%
Balanced Allocation	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,597,999.50	57.08%
Balanced Allocation	I	Saxon & Co FBO Customer PO Box 94597 Cleveland OH 44101-4597	943,928.21	20.74%
Balanced Allocation	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper cc/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	780,411.77	17.15%
Balanced Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,261,099.34	62.28%
Balanced Allocation	R3	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	763,687.35	37.72%
Balanced Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	13,480,053.96	70.86%
Balanced Allocation	R6	MAC & Co Attn: Mutual Fund Ops 500 Grant St. Pittsburgh PA 15219-2502	4,312,056.53	22.67%
Growth Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	682,180.43	93.46%
Growth Allocation	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,326,663.13	79.43%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Growth Allocation	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	299,555.21	17.93%
Growth Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,001,468.24	100.00%
Growth Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	3,456,237.61	42.08%
Growth Allocation	R6	MAC & Co Attn Mutual Fund Ops 500 Grant St Pittsburgh PA 15219-2502	4,258,049.64	51.85%
Aggressive Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,886,851.14	97.52%
Aggressive Allocation	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,205,743.43	86.61%
Aggressive Allocation	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	104,493.21	7.51%
Aggressive Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,697,445.60	100.00%
Aggressive Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	6,966,750.55	59.14%
Aggressive Allocation	R6	MAC & Co Attn: Mutual Fund Ops 500 Grant St. Pittsburgh PA 15219-2502	4,417,129.61	37.50%
The entities in the above chart are holders of record only (not beneficial owners), unless otherwise noted.
As of November 30, 2018, the current officers and directors of the Corporation, as a group, owned less than 1% of any class of each Fund’s outstanding shares.
What are the Federal Income Tax Consequences?
This section is not intended to be a full discussion of federal income tax laws and does not discuss state, local, or foreign tax laws. Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. Please consult your own tax adviser regarding federal, state, local, or foreign tax considerations.

Fund Taxation
Each Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to so qualify, each Fund must, among other things, (i) derive at least 90% of its gross income from qualifying income, which includes dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its investment company taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses, or the securities of one or more qualified publicly traded partnerships.
Some Fund investments may produce income that will not constitute qualifying income for the purposes of this annual gross income requirement. Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of qualifying income a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). On September 28, 2016, the U.S. Treasury Department proposed regulations that, if adopted, would treat “[g]ains from the sale or other disposition of foreign currencies” as qualifying income. These proposed regulations could be changed before being finalized or withdrawn. No assurance can be made that any Fund will satisfy all requirements to be taxed as a RIC.
To the extent that a Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income distributed, or deemed distributed, to shareholders. In the event a Fund fails to qualify as a RIC and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on its taxable net income and gains and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.
Each Fund will be treated as a separate entity for federal income tax purposes, so that income earned and capital gains and losses realized by each Fund will be separate from those realized by the other Funds.
Each Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of the calendar year. To avoid the imposition of the 4% excise tax, a Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Each Fund intends to make distributions during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.
If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
The federal income tax consequences to a Fund that holds debt securities on which the issuer defaults is not certain in all cases.

A Fund’s transactions, if any, in forward contracts, options, futures contracts, and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is treated as ordinary or capital), accelerate recognition of income to a Fund, defer a Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding federal income and excise taxes. The Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent disqualification of a Fund as a RIC, and minimize the imposition of federal income and excise taxes.
Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as “Section 1256 contracts” and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss (60/40 gain or loss). Certain other options, futures contracts, and options on futures contracts utilized by the Funds are also Section 1256 contracts. Any Section 1256 contracts held by the Funds at the end of each taxable year (and generally on October 31 of each year for purposes of the 4% excise tax) are also marked-to-market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.
A Fund’s entry into a short sale transaction, an option, or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.
The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations, and guidance issued by the IRS (which could apply retroactively). These authorities could (i) affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, (ii) affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid imposition of federal income and excise taxes at the Fund level, and/or (iii) limit the extent to which a Fund may invest in certain derivatives and other investments in the future.
The In-Retirement Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, and Target Risk Funds are each a successor to the portfolio of a collective trust fund managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the succeeding fund. Each such Fund has taken the position that it has succeeded to the tax basis of the assets of its predecessor collective trust fund. Shareholders should be aware that as a Fund sells portfolio securities that were acquired from a predecessor collective trust fund, any gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of a Fund may be taxed on appreciation that occurred before the shareholder purchased Fund shares, including appreciation that occurred prior to the Fund’s acquisition of portfolio securities from a predecessor collective trust fund.
Generally, the character of the income or capital gains that a Fund receives from another RIC will pass through to such Fund’s shareholders as long as the Fund and the other RIC each qualify as a RIC. However, to the extent that another RIC realizes net losses on its investments for a given taxable year, a Fund investing in such RIC will not be able to recognize its share of those losses until it disposes of shares of such RIC. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other RICs against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of investment company taxable income and net capital gain that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the RICs in which it invests, rather than investing in shares of the RICs. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the RICs in which it invests.

Certain Funds may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is treated as qualifying income for purposes of satisfying the source of income requirements to be treated as a RIC. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will include in its taxable income its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities or may have to use leverage to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. In addition, if an MLP in which a Fund invests does not qualify as a qualified publicly traded partnership (and is otherwise not taxed as a corporation), income derived by the Fund from the MLP will be treated as qualifying income only to the extent such income is attributable to items of income of the MLP that would be qualifying income if realized directly by the Fund. The receipt of non-qualifying income from such investments could jeopardize a Fund’s status as a RIC. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.
Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax basis income includes, in addition to book income, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for federal income tax purposes, which may be of particular concern to simple trusts.
If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (PFIC), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets produce or are held to produce passive income or 75% or more of its gross income is passive income.
Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that is currently available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a RIC may limit its options with respect to PFIC shares.
Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Taxation of U.S. Shareholders
With respect to Funds other than the Tax-Exempt Funds (see discussion below), shareholders will be subject to federal income tax on distributions made by the Funds whether received in cash or additional shares of the Funds, unless the shareholder is investing through a tax-deferred arrangement, such as an IRA or a 401(k) plan (a shareholder may be taxed later upon withdrawal of monies from such tax-deferred arrangements or certain other tax-advantaged arrangements). Distributions of investment company taxable income (which includes any net short-term capital gain in excess of any net long-term capital loss) generally will be taxable to shareholders as ordinary income. However, for non-corporate shareholders, the portion of investment company taxable income that a Fund reports as attributable to “qualified dividend” income (generally dividends received from U.S. domestic corporations and qualified foreign corporations) generally will be taxed at the lower federal income tax rates applicable to net long-term capital gain, provided certain holding period and other requirements described below are satisfied. To the extent that distributions of investment company taxable income consist of net short-term capital gain, such gain will be taxable as ordinary income and cannot be used to offset a shareholder’s losses from other investments. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable at long-term capital gain rates (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%), without regard to how long a shareholder has held shares of a Fund. A portion of a Fund’s distributions of investment company taxable income may qualify in part for the 50% dividends received deduction available to corporate shareholders to the extent that the Fund receives dividend income directly or indirectly from U.S. corporations and reports the amount distributed as eligible for the deduction, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by a Fund are not eligible for the dividends received deduction when distributed to a Fund’s shareholders. Because no portion of the income of any Fund, other than the Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, and Equity Funds, is expected to consist of dividends from domestic corporations or qualified foreign corporations, distributions paid by the Funds, other than the Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, and Equity Funds, are not expected to be eligible for “qualified dividend” treatment when paid to non-corporate shareholders or qualify for the dividends received deduction available to corporate shareholders.
Dividend income received by a Fund and distributed to a Fund shareholder may not be treated as “qualified dividend” income by the shareholder unless the Fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities and in certain other circumstances. In order for a dividend paid by a foreign corporation to constitute qualified dividend income, the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States) and (2) not be treated as a PFIC.
In addition to the regular federal income tax, certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income (which excludes tax-exempt interest distributions), net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions (other than tax-exempt interest distributions paid by the Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Tax-Free Money Market Funds) are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of a Fund’s shares is includable in a shareholder’s investment income for purposes of this Medicare tax.
To the extent a Fund is unable to use its capital losses in a given taxable year, it may be entitled to carry forward the capital loss, which may reduce the taxable capital gain that the Fund would realize and on which the shareholder would be subject to federal income tax in the future. Any capital loss carried forward by a Fund will generally retain its character as short-term or long-term and may be carried forward indefinitely.

Distributions are generally taxable when received. However, distributions declared by a Fund during October, November, or December to shareholders of record and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of distributions paid.
Gain or loss realized upon a sale, redemption, or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss on the sale, redemption, or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions paid or deemed to be paid to the shareholder with respect to such shares. Any loss realized upon a sale, exchange, or redemption of shares of the Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, or Tax-Free Money Market Funds that were held for six months or less will be disallowed to the extent of any tax-exempt interest distributions received with respect to such shares. Any loss a shareholder realizes on a sale, redemption, or exchange of shares will be disallowed if the shareholder acquires other shares of the same Fund (whether through the automatic reinvestment of distributions or otherwise) within 30 days before or after the sale, redemption, or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
With respect to the Institutional Prime Money Market Fund, because the Fund does not maintain a stable share price, tax consequences to you may occur if you dispose of your shares in the Fund, for example, through redemption, exchange, or sale. Unless you choose to adopt a simplified “NAV method” of accounting (described below), the amount of any gain or loss and the rate of tax will be determined under the rules described in the preceding paragraph. However, if you elect to adopt the simplified NAV method of accounting available under proposed regulations, rather than compute gain or loss on every taxable sale, redemption, or other disposition of Fund shares, you would generally determine your gain or loss based on the change in the aggregate value of your Fund shares during a computation period (such as your taxable year), reduced by your net investment (i.e., purchases minus sales) in those Fund shares during the computation period. Under the simplified NAV method, any resulting capital gain or loss would be reportable on a net basis and treated as a short-term capital gain or loss, provided that you hold the shares as a capital asset. The IRS also has issued guidance indicating that the wash sale rules described above will not apply to taxpayers who use the simplified NAV method of accounting with respect to shares redeemed from a floating NAV money market fund.
If shares that were purchased subject to a sales charge are exchanged for shares of a different Fund before the 91st day after the date on which such shares were acquired, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is added to the basis of the reinvested shares and is not included in the basis of the exchanged shares.
Purchasing shares shortly before a distribution may not be advantageous. If the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.
Tax-Exempt Funds
The Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Tax-Free Money Market Funds (the Tax-Exempt Funds) intend to qualify to pay tax-exempt interest distributions by satisfying the Code’s requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of other RICs or obligations of a state or political subdivision thereof on which the interest is exempt from federal income tax under Section 103(a) of the Code. So long as this and certain other requirements are met, distributions consisting of each such Fund’s net tax-exempt interest income will be tax-exempt interest distributions, which are exempt from regular federal income tax in the hands of the shareholders of the Fund. As discussed below, certain tax-exempt interest distributions may be subject to federal AMT for noncorporate shareholders. Distributions of investment company taxable income made by these Funds consisting of income from taxable securities or net short-term capital gains, if any, realized by the Funds will be taxable to shareholders as ordinary income whether received in cash or additional shares of the Funds. Distributions of net capital gain made by the Funds, if any, will be taxable to shareholders as long-term capital gain. Gains of the Tax-Exempt Funds that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of the accrued market discount on those bonds.
Interest on indebtedness incurred by a shareholder to purchase or carry shares in the Tax-Exempt Funds is generally not deductible for federal income tax purposes to the extent that the Fund makes tax-exempt interest distributions during the taxable year. If a shareholder receives tax-exempt interest distributions with respect to any share of these Funds and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of tax-exempt interest distributions, provided, this rule does not apply to a Fund if it declares tax-exempt interest distributions daily in an amount equal to at least 90% of its net tax-exempt interest and distributes these amounts at least monthly. In addition, shareholders will have to include any tax-exempt interest distributions in determining the taxable portion of their social security and railroad retirement benefit payments. Furthermore, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by “private activity bonds” or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Funds. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all of the tax-exempt interest distributions received from the Tax-Exempt Funds may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual AMT. The receipt of these exempt interest dividends also may affect a foreign corporate shareholder’s federal “branch profits” tax liability and an S corporation shareholder’s federal tax on “passive investment income.”
Distributions may be subject to state and local taxation despite their status as tax-exempt interest distributions for federal income tax purposes. As a result, shareholders of a Tax-Exempt Fund should consult their tax advisers to determine whether any portion of the distributions received from the Fund is considered tax-exempt in their particular states.
Issuers of securities purchased by the Tax-Exempt Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such securities to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that tax-exempt interest distributions may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such distributions are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.
Tax legislation may, from time to time, include provisions that may affect the supply of, and demand for, tax-exempt securities, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of tax law changes upon the tax-exempt market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions.
Foreign Taxation
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of each Fund’s assets to be invested within various countries is uncertain.
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of RICs or stock or securities of foreign corporations, such Fund will be eligible to and may elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable distributions actually received) his or her pro rata share of foreign taxes paid by the Fund in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. If a Fund is eligible to make this election, each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. The Corporation expects that only the Alternative and International and Global Funds will qualify to pass through to Fund shareholders foreign taxes paid by the Fund.
If a Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.
State and Local Taxes
Shareholders may be subject to state and local taxes on distributions received from a Fund (including tax-exempt interest distributions) and on sales, exchanges, or redemptions of Fund shares. Rules of state and local taxation of distributions from RICs often differ from rules for federal income taxation described above. You are urged to consult your tax adviser as to the consequences of these and other state and local tax rules affecting an investment in a Fund.

Backup Withholding and Other Considerations
If a shareholder does not furnish a Fund with a correct social security number or taxpayer identification number, certify that it is correct, and certify that he, she, or it is not subject to backup withholding and/or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from all distributions (including tax-exempt interest distributions) and redemption proceeds paid to the shareholder at the rate set forth in the Code. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
Taxation of Non-U.S. Shareholders
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable tax treaty).
Under the Foreign Account Tax Compliance Act (FATCA), a Fund may be required to withhold a generally non-refundable 30% tax on distributions of investment company taxable income and distributions of net capital gain and the gross proceeds of a sale, redemption, or exchange of Fund shares paid after December 31, 2018 to certain “foreign financial institutions” unless (i) such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (or unless such entity is otherwise deemed compliant pursuant to the terms of an intergovernmental agreement between the U.S. and the entity’s country of residence), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. This FATCA withholding tax also could affect a Fund’s return on its investments in foreign stocks or securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. Other federal, state, local, or foreign tax considerations applicable to a particular investor may exist. Investors are urged to consult their own tax advisers.
Cost Basis Reporting
Each Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (covered shares) when such shareholders sell, redeem, or exchange such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (non-covered shares) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report your cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.
The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, redemption, or exchange of a share results in a capital gain or loss. If you sell, redeem, or exchange covered shares during any year, the Fund will report the gain or loss, cost basis, and holding period of such covered shares to you and the IRS on an applicable Form 1099.
A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, redeemed, or exchanged when you sell, redeem, or exchange less than your entire position in the Fund and have made multiple purchases of Fund shares on different dates at differing net asset values. If you do not affirmatively elect a cost basis method, each Fund will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and covered shares sold, exchanged, or redeemed are deemed to be those with the longest holding period first. You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your covered shares. The default cost basis method applied by a Fund or the alternate method elected by you may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
You are encouraged to consult with your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
Directors and Officers
Directors
The Board of Directors is responsible for overseeing the business and affairs of the Corporation. Information regarding the directors of the Corporation, and their age and business experience during the past five years, are shown in the following table. The address of each director is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Current directors who are not considered to be “interested persons” of the Corporation are referred to in this SAI as “independent directors.” The Corporation currently offers 42 separate portfolios or funds. The number of portfolios in the Fund Complex overseen by a Director set forth below includes the BMO LGM Frontier Markets Equity Fund, a closed-end management investment company. The information in the following table is as of August 31, 2018, unless otherwise indicated.
Interested Directors
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
John M. Blaser(3) Age: 61	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012.	43	None
Daniela O’Leary-Gill(3) Age: 53	Director	Since August 2018	Chief Operating Officer of BMO Financial Group, since February 1, 2018; Director of the Adviser since June 1, 2018; Head, Communications, Government & Investor Relations 2016-2018; Head, AML Program Oversight 2014-2016; SVP, Personal Banking & Chief CRA Officer 2011-2014.	43	None

(1)	Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
(2)	This information is as of the date of this SAI.
(3)	Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation and the Adviser. Ms. O’Leary-Gill is an “interested person” of the Corporation due to the positions that she holds with the Adviser and BMO.

Independent Directors
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Ridge A. Braunschweig Age: 65	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	43	None
Benjamin M. Cutler Age: 73	Independent Director	Since July 2004	Chairman, USHEALTH Group, Inc. (a health insurance company), since 2004; CEO and President, USHEALTH Group, Inc., from 2004 to 2016; Director, Freedom from Hunger (a non-profit organization), since 2016.	43	None
John A. Lubs Age: 70	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	43	None
Vincent P. Lyles Age: 57	Independent Director	Since September 2017	Formerly, President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee, since 2012.(2)	43	None
James Mitchell Age: 71	Independent Director	Since March 1999	Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), from 1999 to 2015.	43	None
Barbara J. Pope Age: 70	Independent Director	Since March 1999	Retired; formerly, President of Barbara J. Pope, P.C. (a financial consulting firm), 1992 to 2015; President of Sedgwick Street Fund LLC (a private investment partnership), 1996 to 2015; Tax Partner, Price Waterhouse.	43	None

(1)	Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
(2)	This information is as of the date of this SAI.
Some of the independent directors, personally or through business relationships, have banking, investment management, custodial, or borrowing relationships with BMO Harris Bank and other affiliates of the Adviser.

Officers
The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of August 31, 2018 unless otherwise indicated.
Principal Officers
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brett Black Age: 46	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually; since November 2017	Vice President and Chief Compliance Officer of BMO Harris Bank, since 2017; Assistant Vice President, Deputy Chief Compliance Officer, since 2014; Senior Compliance Officer of BMO Harris Bank, since 2012.
Timothy M. Bonin Age: 45	Vice President, Chief Financial Officer and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.
Michael J. Murphy Age: 39	Secretary	Elected by the Board annually; since May 2016	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2014; Associate, Vedder Price P.C., 2010 to 2014.
Board of Directors
The primary responsibility of the Board is to provide oversight of the management of the Funds. The Board is responsible for managing the Funds’ business affairs. During the fiscal year ended August 31, 2018, the Board held five meetings. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, to which it has delegated certain responsibilities. These Committees are comprised solely of independent directors.
The day-to-day operations of the Funds are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson or an independent lead director. The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Funds and independent directors attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between the Funds and the Adviser and its affiliates, the assets and number of the BMO Funds overseen by the Board, and the nature of the BMO Funds’ investments.
As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Funds. The Funds, the Adviser, and other Fund service providers have adopted policies, procedures and controls to address the Funds’ operational, investment, and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Funds’ operations, the contractual arrangements with the Adviser and other service providers for the Funds, the Funds’ performance, investment strategies, and limitations, and compliance and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Funds’ independent registered public accounting firm, and counsel to the Funds and independent directors to assist it in its oversight responsibilities. The Board reviews the Funds’ performance and meets with the Adviser and Sub-Advisers, as applicable, and the Funds’ portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Funds. The independent directors also meet quarterly with the CCO in executive session. In addition, any material changes to a Fund’s investment objective, strategies, and restrictions must be approved by the Board.
The Audit Committee serves to provide an open avenue of communication among the Board, the Funds’ independent registered public accounting firm, and the internal accounting staff serving the Funds. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee evaluates the independence of, and approves the retention of, the independent registered public accounting firm to audit the financial statements of the Funds, reviews the results of Fund audits, and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds. The Audit Committee monitors the accounting policies of the Funds, as well as the work of the independent registered public accounting firm. Messrs. Braunschweig (Chair), Cutler, Lubs, Lyles, and Mitchell and Ms. Pope currently serve as members of the Audit Committee. During the fiscal year ended August 31, 2018, the Audit Committee held two meetings.
The Nominating and Governance Committee oversees the administration of the Corporation’s Governance Guidelines and Procedures. In addition, the Board has adopted a written charter of the Nominating and Governance Committee, pursuant to which the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. Messrs. Braunschweig, Cutler, Lubs (Vice Chair), Lyles, and Mitchell and Ms. Pope (Chair) currently serve as members of the Nominating and Governance Committee. During the fiscal year ended August 31, 2018, the Nominating and Governance Committee held two meetings.
The Board also oversees a Pricing Committee. The Pricing Committee meets as necessary and is comprised of members of the Adviser. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, in accordance with the pricing procedures adopted by the Board. Any determinations by the Pricing Committee are subsequently reported to and reviewed by the full Board.
Director Experience and Qualifications
Following is a brief discussion of the experiences and qualifications that led to the conclusion that, as of the date of this SAI, each current Board member should serve as a director of the Corporation. Generally, each director’s professional, business, and educational background, judgment, ability to work effectively with the other directors and commitment to act in the best interests of the Funds were considered in determining his or her qualifications to serve on the Board. With respect to each director, the Board considered, among other factors, the following experiences and qualifications:
The Board considered that Mr. Blaser has served as a director and President of the Corporation since 1999 and Managing Director of the Adviser since June 2012. He also served as Vice President of the Adviser from 1998 to 2012. The Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes. The Board considered the audit, executive, financial, investment, and operations experience that Mr. Blaser gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Blaser’s position with the Adviser, he is involved in the day-to-day management of the Adviser and the Corporation.
The Board considered that Ms. O’Leary-Gill has served as Chief Operating Officer of BMO Financial Group since February 1, 2018. She also served as an executive officer of the bank since 2001. The Board also considered that Ms. O’Leary-Gill held various executive positions within BMO including Head of Small Business, Senior Vice President, and Chief Auditor at BMO Harris Bank N.A. Ms. O’Leary-Gill joined Harris Bank’s Corporate Audit department in 1996 from the Office of the Comptroller of the Currency (OCC). At the OCC, Ms. O’Leary-Gill was a commissioned National Bank Examiner supervising safety and soundness examinations of nationally chartered banks in the Chicago region beginning in 1992. Prior to joining the OCC, she was a Commercial Banker at American National Bank and Retail Banker at Merchants National Bank. The Board also considered the executive, financial, and operations experience that Ms. O’Leary-Gill gained over the course of her career.
The Board considered that Mr. Braunschweig has served as a director of the Corporation since 2009, and that he serves as Chair of the Audit Committee. The Board considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditing experience. The Board also considered Mr. Braunschweig’s experience serving as an executive and director of a private charitable foundation. The Board considered the audit, executive, financial, and operations experience that Mr. Braunschweig gained over the course of his career.
The Board considered that Mr. Cutler has served as a director of the Corporation since 2004. The Board considered his professional experience serving in various executive positions with large health insurance companies, including most recently as Chairman of USHEALTH Group, Inc. as well as serving as a director of Freedom from Hunger, a non-profit organization. The Board also considered the executive, financial, and operations experience that Mr. Cutler gained over the course of his career.
The Board considered that Mr. Lubs has served as a director of the Corporation since 2004, and that he serves as Vice Chair of the Nominating and Governance Committee. The Board considered his professional experience serving in various executive positions with Mason Companies, Inc. The Board also considered the executive, financial, and operations experience that Mr. Lubs gained over the course of his career.
The Board considered Mr. Lyles’s professional experience, including currently serving as President and CEO of the Boys and Girls Club of Greater Milwaukee. Mr. Lyles previously served as President of M&I Community Development Corporation and a Director of Robert W. Baird & Co. The Board also considered the executive, financial, legal, and operations experience that Mr. Lyles gained over the course of his career.
The Board considered that Mr. Mitchell has served as a director of the Corporation since 1999. The Board considered his professional experience serving in various executive positions, including most recently as Chairman of Ayrshire Precision Engineering. The Board also considered the executive, financial, and operations experience that Mr. Mitchell gained over the course of his career.
The Board considered that Ms. Pope has served as a director of the Corporation since 1999, and that she serves as Chair of the Nominating and Governance Committee. The Board considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, as well as her experience as a tax partner at an accounting firm. The Board also considered the executive, financial, and investment experience that Ms. Pope gained over the course of her career.
References to the experience and qualifications of the directors of the Corporation are pursuant to requirements of the SEC, do not constitute holding out the Board or any director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Compensation of Directors
With respect to the fiscal year ended August 31, 2018, each independent director was paid an aggregate retainer of $110,000. The Corporation does not pay any fees to its interested directors or officers. Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the fees paid to the directors by the Corporation for the fiscal year ended August 31, 2018.
Name	Aggregate Compensation from the Corporation(1)	Total Compensation from the Corporation and Fund Complex Paid to Directors(1)
Ridge A. Braunschweig	$107,442	$110,000
Benjamin M. Cutler	$107,442	$110,000
John A. Lubs	$107,442	$110,000
Vincent P. Lyles	$107,442	$110,000
James Mitchell	$107,442	$110,000
Barbara J. Pope	$107,442	$110,000

(1)	The BMO Funds Complex currently offers 43 Funds, including the BMO LGM Frontier Markets Equity Fund. Each series of the Corporation pays an equal portion of the total compensation received by each independent director, adjusted based on each Fund’s inception date, if shorter than one fiscal year.
Board Ownership of Shares in the Funds and in the BMO Funds Family as of December 31, 2017.
Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund			Aggregate Dollar Range of Shares Owned in BMO Funds
John M. Blaser	Alternative Strategies	$50,001	–	$100,000	Over $100,000

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund			Aggregate Dollar Range of Shares Owned in BMO Funds
Interested Director	Ultra Short-Tax Free	$10,001	–	$50,000
	Short Tax-Free	Over $100,000
	Intermediate Tax-Free	$10,001	–	$50,000
	Prime Money Market	$10,001	–	$50,000
	Balanced Allocation	Over $100,000
Ridge A. Braunschweig	Dividend Income	Over $100,000			Over $100,000
Independent Director	Ultra Short Tax-Free	Over $100,000
	Intermediate Tax-Free	Over $100,000
	Tax-Free Money Market	Over $100,000
	Prime Money Market	$10,001	–	$50,000
Benjamin M. Cutler	Large-Cap Value	$1	–	$10,000	Over $100,000
Independent Director	Small-Cap Growth	$10,001	–	$50,000
	LGM Emerging Markets Equity	$1	–	$10,000
	Alternative Strategies	$50,001	–	$100,000
	Ultra Short Tax-Free	Over $100,000
	Short-Term Income	Over $100,000
	Intermediate Tax-Free	Over $100,000
	TCH Corporate Income	$10,001	–	$50,000
	TCH Core Plus Bond	Over $100,000
	Prime Money Market	$10,001	–	$50,000
John A. Lubs	Large-Cap Value	$50,001	–	$100,000	Over $100,000
Independent Director	Dividend Income	$10,001	–	$50,000
	Large-Cap Growth	$50,001	–	$100,000
	Mid-Cap Value	$10,001	–	$50,000
	Mid-Cap Growth	$10,001	–	$50,000
	Small-Cap Growth	$10,001	–	$50,000
	Alternative Strategies	$10,001	–	$50,000
	TCH Corporate Income	$10,001	–	$50,000
Vincent P. Lyles(2)	Dividend Income	$10,001	–	$50,000	Over $100,000
Independent Director	Large-Cap Value	$10,001	–	$50,000
	Large-Cap Growth	$10,001	–	$50,000
	Mid-Cap Value	$10,001	–	$50,000
	Mid-Cap Growth	$10,001	–	$50,000
	Small-Cap Value	$1	–	$10,000
	Small-Cap Growth	$1	–	$10,000
	Pyrford International Stock	$10,001	–	$50,000
	LGM Emerging Markets Equity	$10,001	–	$50,000
	TCH Core Plus Bond	$10,001	–	$50,000
James Mitchell	Mid-Cap Value	Over $100,000			Over $100,000
Independent Director	Mid-Cap Growth	Over $100,000
	Small-Cap Growth	$10,001	–	$50,000
	Pyrford International Stock	$50,001	–	$100,000
	Tax-Free Money Market	Over $100,000
	Prime Money Market	$10,001	–	$50,000
Barbara J. Pope	Large-Cap Value	Over $100,000			Over $100,000
Independent Director	Large-Cap Growth	Over $100,000
	Mid-Cap Value	$50,001	–	$100,000

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund			Aggregate Dollar Range of Shares Owned in BMO Funds
	Mid-Cap Growth	Over $100,000
	Small-Cap Growth	$50,001	–	$100,000
	Alternative Strategies	$50,001	–	$100,000
	Global Long/Short Equity	$10,001	–	$50,000
	TCH Core Plus Bond	$50,001	–	$100,000
	High Yield Bond	$50,001	–	$100,000
	Tax-Free Money Market	$50,001	–	$100,000
	Prime Money Market	$50,001	–	$100,000
Daniela O’Leary-Gill Interested Trustee(3)	N/A				None

(1)	Dollar range of shares owned in any Fund that is not identified in this table is “None.”
(2)	This information is as of November 30, 2018.
(3)	Ms. O’Leary-Gill joined the Board effective August 1, 2018.
Information About the Adviser and Sub-Advisers
Adviser to the Funds
The Funds’ investment adviser is BMO Asset Management Corp., a Delaware corporation headquartered in Chicago, Illinois.
The Adviser conducts investment research and makes investment decisions for the Funds, except for the Pyrford International Stock, LGM Emerging Markets Equity, TCH Corporate Income, TCH Core Plus Bond, and Alternative Strategies Funds, for which the Adviser performs oversight of the Funds’ Sub-Advisers as described below. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations, and not-for-profit organizations and is registered as an investment adviser with the SEC. The Adviser shall not be liable to the Corporation, the Funds, or any shareholder of a Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have. The control persons of the Adviser are described in the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) as filed with the SEC.
As compensation for the Adviser’s investment advisory services under the investment advisory agreement with the Corporation, each Fund (excluding the Target Date and Target Risk Funds, as discussed below) pays the Adviser, on a monthly basis, an annual investment advisory fee based on the percentage of the average daily net assets of the Fund (ADNA) and subject to certain breakpoints as listed in the following tables:
	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity	0.500%	0.49%	0.45%	0.40%
Dividend Income	0.500%	0.49%	0.45%	0.40%
Mid-Cap Value	0.685%	0.67%	0.57%	0.51%
Mid-Cap Growth	0.685%	0.67%	0.57%	0.51%
Small-Cap Value	0.685%	0.68%	0.62%	0.61%
Small-Cap Growth	0.685%	0.68%	0.62%	0.61%
Global Low Volatility Equity	0.650%	0.64%	0.60%	0.55%
Pyrford International Stock	0.735%	0.72%	0.62%	0.56%
LGM Emerging Markets Equity	0.900%	0.89%	0.85%	0.80%

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $100 million	on the next $150 million	on the next $250 million	in excess of $500 million
Ultra Short Tax-Free	0.20%	0.19%	0.17%	0.10%
Short Tax-Free	0.20%	0.19%	0.17%	0.15%
Short-Term Income	0.20%	0.19%	0.17%	0.10%
Intermediate Tax-Free	0.25%	0.16%	0.12%	0.10%
Strategic Income	0.25%	0.20%	0.20%	0.20%
TCH Corporate Income	0.20%	0.19%	0.15%	0.10%
TCH Core Plus Bond	0.25%	0.16%	0.12%	0.10%
High Yield Bond	0.50%	0.50%	0.50%	0.50%

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $1 billion	on the next $1 billion	in excess of $2 billion
Large-Cap Value	0.35%	0.325%	0.30%
Large-Cap Growth	0.35%	0.325%	0.30%
Small-Cap Core	0.65%	0.625%	0.60%
Disciplined International Equity	0.60%	0.575%	0.55%
Alternative Strategies	1.00%	0.975%	0.95%
Global Long/Short Equity	1.00%	0.975%	0.95%

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market	0.20%	0.185%	0.17%	0.155%	0.14%
Tax-Free Money Market	0.20%	0.185%	0.17%	0.155%	0.14%
Prime Money Market	0.15%	0.135%	0.12%	0.105%	0.09%
Institutional Prime Money Market	0.15%	0.135%	0.12%	0.105%	0.09%
The Adviser does not receive an investment advisory fee for the services that it performs for the Target Date and Target Risk Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the affiliated BMO Funds that serve as underlying funds in which the Target Date and Target Risk Funds invest. In addition, since each Target Date and Target Risk Fund pursues its investment objective by primarily investing in other mutual funds, you will bear the proportionate share of a Fund’s operating expenses and also indirectly, the operating expenses of the underlying funds in which it invests.
The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business for all Funds and with respect to the Alternative Funds, also excluding dividend and interest expenses), from exceeding the percentage of the average daily net assets of each class of the following Funds (the Expense Limit), as set forth below. The Adviser may not terminate this arrangement prior to December 31, 2019 without the consent of the Funds’ Board of Directors unless terminated due to the termination of the investment advisory agreement.
Fund	Expense Limit (as a % of each Fund’s ADNA)
Low Volatility Equity
Class I	0.65%
Class A	0.90%
Fund	Expense Limit (as a % of each Fund’s ADNA)
Dividend Income
Class I	0.65%
Class A	0.90%

Fund	Expense Limit (as a % of each Fund’s ADNA)
Large-Cap Value
Class I	0.54%
Class A	0.79%
Class R6	0.39%
Large-Cap Growth
Class Y	0.79%
Class I	0.54%
Class A	0.79%
Class R6	0.39%
Mid-Cap Value
Class I	0.99%
Class A	1.24%
Class R6	0.84%
Mid-Cap Growth
Class I	0.99%
Class A	1.24%
Class R6	0.84%
Small-Cap Value Fund
Class I	0.99%
Class A	1.24%
Class R6	0.84%
Small-Cap Core
Class I	0.90%
Class A	1.15%
Small-Cap Growth
Class I	0.99%
Class A	1.24%
Global Low Volatility Equity
Class I	0.85%
Class A	1.10%
Disciplined International Equity
Class I	0.90%
Class A	1.15%
Class R6	0.75%
Pyrford International Stock
Class I	0.94%
Class A	1.19%
Class R6	0.79%
LGM Emerging Markets Equity
Class I	1.15%
Class A	1.40%
Alternative Strategies
Class I	1.45%
Class A	1.70%
Global Long/Short Equity
Class I	1.35%
Class A	1.60%
Class R6	1.20%
Fund	Expense Limit (as a % of each Fund’s ADNA)
Ultra Short Tax-Free
Class I	0.30%
Class A	0.55%
Short Tax-Free
Class I	0.40%
Class A	0.55%
Short-Term Income
Class I	0.35%
Class A	0.60%
Intermediate Tax-Free
Class Y	0.55%
Class I	0.50%
Class A	0.55%
Strategic Income
Class Y	0.80%
Class I	0.55%
Class A	0.80%
TCH Corporate Income
Class Y	0.59%
Class I	0.55%
Class A	0.59%
TCH Core Plus Bond
Class Y	0.59%
Class I	0.55%
Class A	0.59%
High Yield Bond
Class I	0.65%
Class A	0.90%
Government Money Market
Class Y	0.45%
Premier Class	0.20%
Tax-Free Money Market
Class Y	0.45%
Premier Class	0.20%
Prime Money Market
Class Y	0.45%
Premier Class	0.20%
Institutional Prime Money Market
Class Y	0.45%
Premier Class	0.20%
In-Retirement
Class Y	0.33%
Class R3	0.58%
Class R6	-0.07%
Target Retirement 2015
Class Y	0.33%
Class R3	0.58%
Class R6	-0.07%

Fund	Expense Limit (as a % of each Fund’s ADNA)
Target Retirement 2020
Class Y	0.33%
Class R3	0.58%
Class R6	-0.07%
Target Retirement 2025
Class Y	0.33%
Class R3	0.58%
Class R6	-0.07%
Target Retirement 2030
Class Y	0.37%
Class R3	0.62%
Class R6	-0.03%
Target Retirement 2035
Class Y	0.37%
Class R3	0.62%
Class R6	-0.03%
Target Retirement 2040
Class Y	0.36%
Class R3	0.61%
Class R6	-0.04%
Target Retirement 2045
Class Y	0.36%
Class R3	0.61%
Class R6	-0.04%
Target Retirement 2050
Class Y	0.36%
Class R3	0.61%
Class R6	-0.04%
Target Retirement 2055
Class Y	0.36%
Class R3	0.61%
Class R6	-0.04%
Fund	Expense Limit (as a % of each Fund’s ADNA)
Conservative Allocation
Class Y	0.33%
Class I	0.08%
Class R3	0.58%
Class R6	-0.07%
Moderate Allocation
Class Y	0.30%
Class I	0.05%
Class R3	0.55%
Class R6	-0.10%
Balanced Allocation
Class Y	0.33%
Class I	0.08%
Class R3	0.58%
Class R6	-0.07%
Growth Allocation
Class Y	0.30%
Class I	0.05%
Class R3	0.55%
Class R6	-0.10%
Aggressive Allocation
Class Y	0.33%
Class I	0.08%
Class R3	0.58%
Class R6	-0.07%
In addition, the Adviser may voluntarily waive any portion of its management fee for a Fund. Any such voluntary waivers by the Adviser may be terminated at any time in the Adviser’s sole discretion.
For the fiscal periods ended August 31, 2018, 2017, and 2016, the Adviser was entitled to receive the management fees shown below. During those same periods, the Adviser and/or its affiliates waived or reimbursed the amounts shown below.
Fund	2018 Fees Paid	2018 Fees Waived or Reimbursed	2017 Fees Paid	2017 Fees Waived or Reimbursed	2016 Fees Paid	2016 Fees Waived or Reimbursed
Low Volatility Equity	$ 719,277	$ 187,965	$ 798,321	$ 214,704	$ 533,558	$ 162,611
Dividend Income	$ 655,187	$ 189,384	$ 584,597	$ 207,995	$ 575,937	$ 203,238
Large-Cap Value	$ 1,510,324(1)	$ 94,728	$ 1,630,918	$ 67,008	$ 1,554,841(1)	$ 82,362
Large-Cap Growth	$ 1,590,581(1)	$ 101,728	$ 1,518,543	$ 94,996	$ 1,268,164(1)	$ 134,976
Mid-Cap Value	$ 1,403,156	$ 13,356	$ 1,511,577	$ 43,876	$ 1,785,837	$ 0
Mid-Cap Growth	$ 832,345	$ 85,334	$ 804,195	$ 148,063	$ 1,174,437	$ 84,773
Small-Cap Value	$ 475,449	$ 117,810	$ 462,184	$ 166,953	$ 602,291	$ 127,704
Small-Cap Core	$ 138,660	$ 100,769	$ 111,610	$ 117,281	$ 54,208	$ 115,581
Small-Cap Growth	$ 970,668	$ 46,528	$ 1,471,741(4)	$ 5,110	$ 4,614,856	$ 0

Fund	2018 Fees Paid	2018 Fees Waived or Reimbursed	2017 Fees Paid	2017 Fees Waived or Reimbursed	2016 Fees Paid	2016 Fees Waived or Reimbursed
Global Low Volatility Equity	$ 307,096	$ 156,239	$ 326,874	$ 211,613	$ 221,108	$ 180,459
Disciplined International Equity	$ 460,337	$ 97,375	$ 388,006	$ 157,950	$ 383,094(2)	$ 189,296(2)
Pyrford International Stock	$ 5,047,112	$ 135,965	$ 4,616,251	$ 560,420	$ 4,872,466	$ 462,539
LGM Emerging Markets Equity	$ 1,746,359	$ 284,034	$ 1,304,225	$ 339,413	$ 1,304,224	$ 339,607
Alternative Strategies	$ 1,230,628	$ 579,912	$ 1,734,588(5)	$ 730,384	$ 1,563,744	$ 745,373
Global Long/Short Equity	$ 126,067	$ 156,936	$ 72,295	$ 190,751	$ 32,084(2)	$ 227,739(2)
Ultra Short Tax-Free	$ 1,058,435	$ 461,283	$ 1,019,790	$ 552,571	$ 1,058,810	$ 557,607
Short Tax-Free	$ 369,033	$ 145,559	$ 358,602	$ 205,719	$ 331,490	$ 210,983
Short-Term Income	$ 477,303	$ 269,806	$ 490,064	$ 295,091	$ 615,799	$ 312,797
Intermediate Tax-Free	$ 1,953,177	$ 5,749	$ 1,954,524	$ 0	$ 2,082,926	$ 0
Strategic Income	$ 246,258	$ 113,491	$ 242,483	$ 97,679	$ 277,134	$ 66,254
TCH Corporate Income	$ 487,180	$ 40,996	$ 444,534	$ 0	$ 439,639	$ 0
TCH Core Plus Bond	$ 1,345,520	$ 0	$ 1,272,636	$ 0	$ 1,288,117	$ 0
High Yield Bond	$ 61,593	$ 135,097	$ 208,206	$ 215,614	$ 370,755	$ 229,957
Government Money Market	$ 6,379,345	$1,665,818	$ 6,422,550	$1,662,643	$ 1,484,739	$ 713,711
Tax-Free Money Market	$ 733,875	$ 411,254	$ 733,467	$ 427,816	$ 1,322,771	$ 814,673
Prime Money Market	$ 639,739	$ 300,074	$ 763,460	$ 382,608	$ 4,943,748	$ 124,193
Institutional Prime Money Market	$ 658,060	$ 408,467	$ 624,829	$ 433,421	$ 157,038(3)	$ 92,063(3)
In-Retirement	$ 0	$ 143,768	$ 0	$ 187,982	$ 0	$ 185,945
Target Retirement 2015	$ 0	$ 140,547	$ 0	$ 167,393	$ 0	$ 171,459
Target Retirement 2020	$ 0	$ 178,319	$ 0	$ 261,398	$ 0	$ 231,374
Target Retirement 2025	$ 0	$ 146,938	$ 0	$ 193,804	$ 0	$ 184,632
Target Retirement 2030	$ 0	$ 172,860	$ 0	$ 237,007	$ 0	$ 219,529
Target Retirement 2035	$ 0	$ 144,064	$ 0	$ 180,068	$ 0	$ 182,986
Target Retirement 2040	$ 0	$ 160,589	$ 0	$ 217,867	$ 0	$ 206,660
Target Retirement 2045	$ 0	$ 144,988	$ 0	$ 173,042	$ 0	$ 176,975
Target Retirement 2050	$ 0	$ 156,187	$ 0	$ 203,682	$ 0	$ 196,503
Target Retirement 2055	$ 0	$ 145,219	$ 0	$ 168,512	$ 0	$ 171,684
Conservative Allocation	$ 0	$ 208,216	$ 0	$ 322,197	$ 0	$ 268,583
Moderate Allocation	$ 0	$ 235,607	$ 0	$ 358,924	$ 0	$ 287,791
Balanced Allocation	$ 0	$ 401,493	$ 0	$ 639,816	$ 0	$ 523,352
Growth Allocation	$ 0	$ 256,755	$ 0	$ 369,976	$ 0	$ 306,710
Aggressive Allocation	$ 0	$ 281,981	$ 0	$ 405,076	$ 0	$ 353,191

(1)	Amounts in 2016 and 2018 for Large-Cap Value and Large-Cap Growth include fees based on the prior advisory fee rates which were changed effective December 29, 2015 and February 7, 2018.
(2)	Amounts in 2016 for the Disciplined International Equity and Global Long/Short Equity are for the period from September 17, 2015, each Fund’s inception date, to August 31, 2016, the end of each Fund’s fiscal year.
(3)	Amounts in 2016 for Institutional Prime Money Market are for the period from June 3, 2016, the Fund’s inception date, to August 31, 2016, the end of the Fund’s fiscal year.
(4)	Amounts in 2017 for Small-Cap Growth include fees based on the prior advisory fee rate which was changed effective October 5, 2016.
(5)	Amounts in 2017 for Alternative Strategies include fees based on the prior advisory fee rate which was changed effective June 1, 2017.
Sub-Advisers to Pyrford International Stock, LGM Emerging Markets Equity, TCH Corporate Income, TCH Core Plus Bond, and Alternative Strategies
It is the Adviser’s responsibility to select sub-advisers for Pyrford International Stock, LGM Emerging Markets Equity, TCH Corporate Income, TCH Core Plus Bond, and Alternative Strategies and to review each Sub-Adviser’s performance. Pyrford is the sub-adviser to Pyrford International Stock. LGM Investments is the sub-adviser to LGM Emerging Markets Equity. TCH is the sub-adviser to TCH Corporate Income and TCH Core Plus Bond. CTC, Cramer Rosenthal, Graham, and BMO AM Limited are the sub-advisers to Alternative Strategies. The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and, thereafter, by monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic, and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors, their level of expertise; relative performance and consistency of performance over a minimum period of time;

level of adherence to investment discipline or philosophy; personnel, facilities, and financial strength; and quality of service and client communications. The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Corporation’s Board whether their sub-advisory agreements should be renewed, modified, or terminated.
BMO Funds, Inc. and the Adviser have received an order from the SEC that permits the Adviser, subject to certain conditions, but without shareholder approval, to terminate an existing sub-adviser or hire a new, wholly-owned or non-affiliated sub-adviser for a Fund, to materially amend the terms of particular agreements with a sub-adviser, or to continue the employment of an existing sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement, which is commonly referred to as a “manager-of-managers” investment strategy, has been approved by the Board of Directors and is currently utilized by the Alternative Strategies Fund. Additionally, any other Fund may rely on the exemptive order, subject to shareholder approval and so long as it (i) is advised by the Adviser; (ii) uses the manager-of managers structure that is described in the exemptive application; and (iii) complies with the terms and conditions of the exemptive application. The sole initial shareholder of each of the Disciplined International Equity and Global Long/Short Equity Funds has previously approved this arrangement if the Board of Directors and the Adviser choose to use it. Consequently, under the exemptive order, the Adviser has the right to hire, terminate, and replace sub-advisers when the Board of Directors and the Adviser determine that a change would benefit a Fund.
Pursuant to the conditions imposed by the exemptive order, if a new sub-adviser is retained, shareholders of the affected Fund will receive notification of the change within 90 days, and the Corporation will make available and maintain the notification on its website for 90 days thereafter. The exemptive order also exempts a Fund from certain requirements to disclose the compensation paid by the Adviser to the sub-adviser. The manager-of-managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit advisory fees paid by a Fund to be increased or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.
The Adviser provides written reports to the Board regarding the results of its evaluation and monitoring functions. The Adviser also is responsible for conducting all operations of the Funds, except those operations contracted to the Sub-Advisers, the custodian, the transfer agent, and the administrator. Although the Sub-Advisers’ activities are subject to oversight by the Board and officers of the Corporation, neither the Board, the officers, nor the Adviser evaluates the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage, and sell portfolio securities for their respective Funds, subject to the Fund’s investment objective, policies, and limitations. The control persons of each Sub-Adviser are described in each Sub-Adviser’s Form ADV as filed with the SEC.
Pyrford. Pyrford is a registered investment adviser that is a wholly-owned subsidiary of the Bank of Montreal Capital Markets (Holdings) Ltd, a BMO Financial Group company. As part of BMO’s private client group, Pyrford provides wealth management services to clients in North America, the Middle East, UK, and Europe. Pyrford’s address is 79 Grosvenor Street, London, U. K. For its services to Pyrford International Stock, the Adviser pays Pyrford a fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser.
LGM Investments. LGM Investments is an investment advisory firm founded in 1995 that specializes in Asia Pacific, global emerging market, and frontier market entities and provides investment management services to pension funds, foundations, government organizations, high net worth individuals, hedge funds, and other funds sponsored by its parent LGM (Bermuda) Limited (LGM). LGM Investments is a wholly-owned subsidiary of LGM and an indirect wholly-owned subsidiary of BMO. LGM Investments’ address is 95 Wigmore Street, London, U. K. For its services to LGM Emerging Markets Equity, LGM Investments, a registered investment adviser, receives a fee at the annual rate of forty percent (40%) of the gross advisory fee received by the Adviser. From December 29, 2011 to December 28, 2012, Lloyd George Management (Hong Kong) Limited, another subsidiary of LGM, served as the subadviser to LGM Emerging Markets Equity. The subadvisory agreement was transferred to LGM Investments effective December 28, 2012.
TCH. TCH is a Delaware limited liability company and an investment adviser registered with the SEC. TCH provides investment management services to investment companies, pension, and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. TCH is a wholly-owned subsidiary of the Adviser. TCH’s address is 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. For its services to TCH Corporate Income and TCH Core Plus Bond, the Adviser pays TCH a fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser.

BMO AM Limited. BMO AM Limited is a registered investment adviser that provides investment management services to various types of clients. BMO AM Limited is an affiliate of the Adviser. BMO AM Limited’s registered office address is Exchange House, Primrose Street, London, United Kingdom EC2A 2NY.
CTC. CTC is a registered investment adviser that is a wholly-owned subsidiary of BMO Financial Corp., which is a wholly-owned subsidiary of BMO. CTC is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. CTC’s address is 2200 Geng Road, Suite 100, Palo Alto, California 94303.
Cramer Rosenthal. Cramer Rosenthal is a registered investment adviser that provides investment management services to various types of clients, including individuals, pooled investment vehicles, other corporations and trusts. Cramer Rosenthal’s address is 520 Madison Avenue, 20th Floor, New York, New York 10022.
Graham. Graham is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. Graham’s address is 40 Highland Avenue, Rowayton, Connecticut 06853.
All fees of the Sub-Advisers are paid by the Adviser. BMO is the ultimate parent company of the Adviser, Pyrford, LGM Investments, TCH, BMO AM Limited, and CTC. Accordingly, the Adviser, Pyrford, LGM Investments, TCH, BMO AM Limited, and CTC are affiliates.
Portfolio Managers
Other Accounts Managed by Portfolio Managers of the Funds
As described in the Funds’ Prospectus, the portfolio managers listed below are responsible for the day-to-day management of the Funds. With respect to the Funds for which one portfolio manager is listed in the following table, such portfolio manager is solely responsible for the day-to-day management of the Fund and is primarily responsible for the day-to-day management of the other accounts set forth in the table. In the case of the Funds for which more than one portfolio manager is listed in the following table, such portfolio managers are jointly responsible for the day-to-day management of the applicable Fund and the other accounts are generally managed jointly with the other portfolio manager(s). Unless noted otherwise, none of the mutual fund clients listed in the table pays a performance-based fee to the Adviser or Sub-Advisers.

Other Accounts Managed by the Portfolio Managers
of the Funds as of August 31, 2018
	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Low Volatility Equity
David A. Corris	3	739.4 million	7	5.200 billion	—	—	147	7.404 billion	—	—
Jason C. Hans	1	109.8 million	6	5.034 billion	—	—	107	6.662 billion	—	—
Jay Kaufman	—	—	4	1.095 million	—	—	17	325.6 million	—	—
Ernesto Ramos	1	109.8 million	13	6.735 billion	—	—	140	6.891 billion	—	—
Dividend Income
Kenneth Conrad	—	—	3	606.3 million	—	—	36	170.6 million	—	—
Casey J. Sambs	—	—	3	606.3 million	—	—	107	639.2 million	—	—
Large-Cap Value
David A. Corris	3	739.4 million	7	5.200 billion	—	—	147	7.404 billion	—	—
Jason C. Hans	1	109.8 million	6	5.034 billion	—	—	107	6.662 billion	—	—
Ernesto Ramos	1	109.8 million	13	6.735 billion	—	—	140	6.891 billion	—	—
Large-Cap Growth
David A. Corris	3	739.4 million	7	5.200 billion	—	—	147	7.404 billion	—	—
Jason C. Hans	1	109.8 million	6	5.034 billion	—	—	107	6.662 billion	—	—
Ernesto Ramos	1	109.8 million	13	6.735 billion	—	—	140	6.891 billion	—	—
Mid-Cap Value
David A. Corris	3	739.4 million	7	5.200 billion	—	—	147	7.404 billion	—	—
Thomas Lettenberger	2	629.7 million	1	166.5 million	—	—	38	724.0 million	—	—
Mid-Cap Growth
David A. Corris	3	739.4 million	7	5.200 billion	—	—	147	7.404 billion	—	—
Thomas Lettenberger	2	629.7 million	1	166.5 million	—	—	38	724.0 million	—	—
Small-Cap Value
David A. Corris	3	739.4 million	7	5.200 billion	—	—	147	7.404 billion	—	—
Thomas Lettenberger	2	629.7 million	1	166.5 million	—	—	38	724.0 million	—	—
Small-Cap Core
David A. Corris	3	739.4 million	7	5.200 billion	—	—	147	7.404 billion	—	—
Thomas Lettenberger	2	629.7 million	1	166.5 million	—	—	38	724.0 million	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Small-Cap Growth
David A. Corris	3	739.4 million	7	5.200 billion	—	—	147	7.404 billion	—	—
Thomas Lettenberger	2	629.7 million	1	166.5 million	—	—	38	724.0 million	—	—
Global Low Volatility Equity
Jay Kaufman	—	—	4	1.095 million	—	—	17	325.6 million	—	—
Ernesto Ramos	1	109.8 million	13	6.735 billion	—	—	140	6.891 billion	—	—
David Rosenblatt	—	—	4	1.095 billion	—	—	14	247.1 million	—	—
Disciplined International Equity
Jay Kaufman	—	—	4	1.095 million	—	—	17	325.6 million	—	—
Ernesto Ramos	1	109.8 million	13	6.735 billion	—	—	140	6.891 billion	—	—
David Rosenblatt	—	—	4	1.095 billion	—	—	14	247.1 million	—	—
Pyrford International Stock
Tony Cousins (Pyrford)	4	1.054 billion	4	5.058 billion	—	—	31	3.941 billion	1	380.6 million
Daniel McDonagh (Pyrford)	4	1.054 billion	4	5.058 billion	—	—	31	3.941 billion	1	380.6 million
Paul Simons (Pyrford)	4	1.054 billion	4	5.058 billion	—	—	31	3.941 billion	1	380.6 million
LGM Emerging Markets Equity
Irina Hunter (LGM Investments)	—	—	9	1.999 billion	—	—	—	—	—	—
Rishikesh Patel (LGM Investments)	—	—	14	2.517 billion	—	—	3	84.3 million	1	21.3 million
Damian Bird (LGM Investments)	—	—	12	1.934 billion	—	—	1	21.3 million	1	21.3 million
Alternative Strategies
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Global Long/Short Equity
Jay Kaufman	—	—	4	1.095 million	—	—	17	325.6 million	—	—
Ernesto Ramos	1	109.8 million	13	6.735 billion	—	—	140	6.891 billion	—	—
David Rosenblatt	—	—	4	1.095 billion	—	—	14	247.1 million	—	—
Ultra Short Tax-Free
Robert Wimmel	—	—	—	—	—	—	95	781.5 billion	—	—
Thomas Byron	—	—	—	—	—	—	95	781.5 billion	—	—
Brian Sipich	—	—	—	—	—	—	95	781.5 billion	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Short Tax-Free
Robert Wimmel	—	—	—	—	—	—	95	781.5 billion	—	—
Thomas Byron	—	—	—	—	—	—	95	781.5 billion	—	—
Brian Sipich	—	—	—	—	—	—	95	781.5 billion	—	—
Short-Term Income
Peter J. Arts	—	—	6	1.198 billion	—	—	154	9.084 billion	—	—
Boyd R. Eager	—	—	2	187.9 million	—	—	152	8.363 billion	—	—
Intermediate Tax-Free
Robert Wimmel	—	—	—	—	—	—	95	781.5 billion	—	—
Thomas Byron	—	—	—	—	—	—	95	781.5 billion	—	—
Brian Sipich	—	—	—	—	—	—	95	781.5 billion	—	—
Strategic Income
Scott M. Kimball	—	—	—	—	—	—	86	9.625 billion	—	—
Daniela Mardarovici	—	—	—	—	—	—	86	9.625 billion	—	—
Frank Reda	—	—	—	—	—	—	86	9.625 billion	—	—
Janelle Woodward	—	—	—	—	—	—	86	9.625 billion	—	—
TCH Corporate Income
Scott M. Kimball (TCH)	—	—	—	—	—	—	86	9.625 billion	—	—
Daniela Mardarovici (TCH)	—	—	—	—	—	—	86	9.625 billion	—	—
Frank Reda (TCH)	—	—	—	—	—	—	86	9.625 billion	—	—
Janelle Woodward (TCH)	—	—	—	—	—	—	86	9.625 billion	—	—
TCH Core Plus Bond
Scott M. Kimball (TCH)	—	—	—	—	—	—	86	9.625 billion	—	—
Daniela Mardarovici (TCH)	—	—	—	—	—	—	86	9.625 billion	—	—
Frank Reda (TCH)	—	—	—	—	—	—	86	9.625 billion	—	—
Janelle Woodward (TCH)	—	—	—	—	—	—	86	9.625 billion	—	—
High Yield Bond
Ronald Salinas	—	—	—	—	—	—	86	9.625 billion	—	—
Janelle Woodward	—	—	—	—	—	—	86	9.625 billion	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
In-Retirement
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Irina Pacheco	—	—	—	—	—	—	—	—	—	—
Target Retirement 2015
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Irina Pacheco	—	—	—	—	—	—	—	—	—	—
Target Retirement 2020
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Irina Pacheco	—	—	—	—	—	—	—	—	—	—
Target Retirement 2025
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Irina Pacheco	—	—	—	—	—	—	—	—	—	—
Target Retirement 2030
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Irina Pacheco	—	—	—	—	—	—	—	—	—	—
Target Retirement 2035
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Irina Pacheco	—	—	—	—	—	—	—	—	—	—
Target Retirement 2040
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Irina Pacheco	—	—	—	—	—	—	—	—	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Target Retirement 2045
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Irina Pacheco	—	—	—	—	—	—	—	—	—	—
Target Retirement 2050
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Irina Pacheco	—	—	—	—	—	—	—	—	—	—
Target Retirement 2055
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Irina Pacheco	—	—	—	—	—	—	—	—	—	—
Conservative Allocation
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Moderate Allocation
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Balanced Allocation
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Growth Allocation
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—
Aggressive Allocation
Jon Adams	—	—	—	—	—	—	—	—	—	—
Michael Dowdall	—	—	—	—	—	—	—	—	—	—

Conflicts of Interest
A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Funds, which may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts, and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, a limited opportunity may exist to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Funds, they may track the same benchmarks or indexes as the Funds track, and they may sell securities that are eligible to be held, sold or purchased by the Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including a Fund.
To address and manage these potential conflicts of interest, each of the Adviser, Pyrford, LGM Investments, BMO AM Limited, and TCH has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices, and oversight by investment management, and/or compliance departments.
All of the portfolio managers for the Funds must make investment decisions without taking into consideration or being in possession of material, non-public information about the securities and other instruments in which they invest. The Adviser and each Sub-adviser have established procedures to prevent portfolio managers from trading on material, non-public information. For the portfolio managers of the Target Date and Target Risk Funds, this prohibition applies to material, non-public information about the underlying funds. In the event that a portfolio manager of a Target Date or Target Risk Fund comes into possession of material, non-public information about an underlying affiliated fund, the portfolio managers’ ability to initiate transactions in the underlying affiliated fund could potentially be restricted as a result of the portfolio manager’s possession of such information. The trading restriction could have an adverse effect on the ability of a fund managed by such portfolio managers to participate in any potential gains or avoid any potential losses in the restricted underlying affiliated fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.
Compensation of Portfolio Managers
Compensation for the portfolio managers of the Adviser and each affiliated Sub-Adviser (LGM Investments, Pyrford, BMO AM Limited, and TCH) consists of base salary, discretionary performance bonuses, and other benefits. Base salaries are reviewed on an annual basis to ensure alignment with the external market. Discretionary performance bonuses vary according to business and individual performance and are provided in a combination of cash and deferred equity-based awards for employees at higher levels of compensation. Portfolio managers also may have a long-term incentive program consisting of restricted share units or other units linked to the performance of BMO.
BMO ensures that its compensation programs provide for clear alignment between pay and sustained business, client and individual performance as well as recognize behaviors which align to core values and contribute to the success of BMO and BMO clients. The compensation programs are designed to support and promote effective risk management, aligned to clients’ risk objectives and BMO’s corporate risk appetite and reflect local regulatory and legal requirements. The approach to compensation does not encourage excessive risk-taking that exceeds tolerated levels of risk.
With respect to any perceived conflicts of interest relating to the payment model, the risk management focus of the investment process drives all key decision making. Likewise, individual compensation is weighted more toward long term profit from fee-based client relationships than it is on short term performance, which further motivates the team to achieve stable long-term fee-based relationships through consistent benchmark outperformance and capital preservation. Finally, the deferred equity-linked component of the incentive compensation plan promotes a long-term interest in firm value.
As of the date of this SAI, the structures and methods described above are used to determine each portfolio manager’s compensation.

Ownership of Fund Shares by Portfolio Managers
As of August 31, 2018, the portfolio managers beneficially owned shares of the Funds they manage having a value within the range shown below.
Fund/Portfolio Manager	Dollar Range of Shares Owned
Low Volatility Equity
David A. Corris	$50,001	–	$100,000
Jason C. Hans	$10,001	–	$50,000
Jay Kaufman	$10,001	–	$50,000
Ernesto Ramos	$100,001	–	$500,000
Dividend Income
Kenneth Conrad	$10,001	–	$50,000
Casey J. Sambs	$10,001	–	$50,000
Large-Cap Value
David A. Corris	$1	–	$10,000
Jason Hans	$10,001	–	$50,000
Ernesto Ramos	$100,001	–	$500,000
Large-Cap Growth
David A. Corris	$10,001	–	$50,000
Jason C. Hans	$10,001	–	$50,000
Ernesto Ramos	$100,001	–	$500,000
Mid-Cap Value
David Corris	$1	–	$10,000
Thomas Lettenberger	$10,001	–	$50,000
Mid-Cap Growth
David Corris	None
Thomas Lettenberger	$10,001	–	$50,000
Small-Cap Value
David Corris	$10,001	–	$50,000
Thomas Lettenberger	$50,001	–	$100,000
Small-Cap Core
David Corris	$50,001	–	$100,000
Thomas Lettenberger	$50,001	–	$100,000
Small-Cap Growth
David Corris	$10,001	–	$50,000
Thomas Lettenberger	$50,001	–	$100,000
Global Low Volatility Equity
Jay Kaufman	$10,001	–	$50,000
Ernesto Ramos	$100,001	–	$500,000
David Rosenblatt	None
Disciplined International Equity
Jay Kaufman	$10,001	–	$50,000
Ernesto Ramos	$100,001	–	$500,000
David Rosenblatt	None
Pyrford International Stock
Tony Cousins (Pyrford)(1)	None (1)
Daniel McDonagh (Pyrford)(1)	None (1)
Paul Simons (Pyrford)(1)	None (1)
LGM Emerging Markets Equity
Irina Hunter (LGM Investments)(1)	None (1)
Rishikesh Patel (LGM Investments)(1)	None (1)
Damian Bird (LGM Investments)(1)	None (1)

Fund/Portfolio Manager	Dollar Range of Shares Owned
Alternative Strategies
Michael Dowdall	None
Global Long/Short Equity
Jay Kaufman	$10,001	–	$50,000
Ernesto Ramos	None
David Rosenblatt	$100,001	–	$500,000
Ultra Short Tax-Free
Robert Wimmel	None
Thomas Byron	None
Brian Sipich	None
Short Tax-Free
Robert Wimmel	None
Thomas Byron	None
Brian Sipich	None
Short-Term Income
Peter J. Arts	None
Boyd R. Eager	None
Intermediate Tax-Free
Robert Wimmel	None
Thomas Byron	$1	–	$10,000
Brian Sipich	None
Strategic Income
Scott M. Kimball	None
Daniela Mardarovici	$1	–	$10,000
Frank Reda	None
Janelle Woodward	$10,001	–	$50,000
TCH Corporate Income
Scott M. Kimball (TCH)	$10,001	–	$50,000
Daniela Mardarovici (TCH)	None
Frank Reda (TCH)	$1	–	$10,000
Janelle Woodward (TCH)	$10,001	–	$50,000
TCH Core Plus Bond
Scott M. Kimball (TCH)	$10,001	–	$50,000
Daniela Mardarovici (TCH)	$1	–	$10,000
Frank Reda (TCH)	$1	–	$10,000
Janelle Woodward (TCH)	$10,001	–	$50,000
High Yield Bond
Ronald Salinas	$1	–	$10,000
Janelle Woodward	None
In-Retirement
Jon Adams	None
Michael Dowdall	None
Irina Pacheco	None
Target Retirement 2015
Jon Adams	None
Michael Dowdall	None
Irina Pacheco	None
Target Retirement 2020
Jon Adams	None
Michael Dowdall	None
Irina Pacheco	None

Fund/Portfolio Manager	Dollar Range of Shares Owned
Target Retirement 2025
Jon Adams	None
Michael Dowdall	None
Irina Pacheco	None
Target Retirement 2030
Jon Adams	None
Michael Dowdall	None
Irina Pacheco	None
Target Retirement 2035
Jon Adams	None
Michael Dowdall	None
Irina Pacheco	None
Target Retirement 2040
Jon Adams	None
Michael Dowdall	None
Irina Pacheco	None
Target Retirement 2045
Jon Adams	None
Michael Dowdall	None
Irina Pacheco	None
Target Retirement 2050
Jon Adams	None
Michael Dowdall	None
Irina Pacheco	None
Target Retirement 2055
Jon Adams	None
Michael Dowdall	None
Irina Pacheco	None
Conservative Allocation
Jon Adams	None
Michael Dowdall	None
Moderate Allocation
Jon Adams	None
Michael Dowdall	None
Balanced Allocation
Jon Adams	None
Michael Dowdall	None
Growth Allocation
Jon Adams	$100,001	–	$500,000
Michael Dowdall	None
Aggressive Allocation
Jon Adams	None
Michael Dowdall	$50,001	–	$100,000

(1)	Non-U.S. citizens are not eligible to purchase shares of BMO Funds.
As of August 31, 2018, the portfolio managers listed below beneficially owned shares of the Fund family having a value within the range shown below.
Portfolio Manager	Dollar Range of Shares Owned in Fund Family
Jon Adams	$100,001	–	$500,000
Thomas Byron	$1	–	$10,000

Portfolio Manager	Dollar Range of Shares Owned in Fund Family
Kenneth Conrad	$10,001	–	$50,000
David A. Corris	$100,001	–	$500,000
Michael Dowdall	$50,001	–	$100,000
Jason C. Hans	$50,001	–	$100,000
Jay Kaufman	$50,001	–	$100,000
Scott Kimball	$10,001	–	$50,000
Thomas Lettenberger	$500,001	–	$1,000,000
Daniela Mardarovici	$1	–	$10,000
Ernesto Ramos	Over $1,000,000
Frank Reda	$1	–	$10,000
David Rosenblatt	$100,001	–	$500,000
Ronald Salinas	$1	–	$10,000
Casey J. Sambs	$100,001	–	$500,000
Janelle Woodward	$10,001	–	$50,000
Voting Proxies on Fund Portfolio Securities
The Board has delegated the authority to vote proxies relating to the securities held in the Funds’ portfolios to the Adviser and, in the case of Pyrford International Stock, LGM Emerging Markets Equity, and Alternative Strategies, has authorized the Adviser to delegate its authority to vote proxies to the respective Sub-Adviser on behalf of the Fund. Due to the Funds’ proposed investments in fixed income securities, the Adviser does not anticipate voting proxies on behalf of the Money Market or Fixed Income Funds.
Proxy Voting Policy and Guidelines
The Board of Directors has delegated proxy voting authority to the Adviser, subject to the Board’s oversight. The Adviser has agreed to vote the Funds’ proxies according to the Adviser’s proxy voting policies and procedures. The Adviser’s proxy voting policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of clients. The policies and procedures were developed by BMO’s Responsible Investment Committee established by the Adviser and affiliates of BMO Financial Corp., and BMO’s Governance & Sustainable Investment team administers the proxy voting framework. The Board reviews and approves all changes to the proxy policies and procedures. The proxy policies and procedures seek to ensure, as applicable, that shareholder return and the value of Fund investments are maximized and that sound corporate governance is promoted.
The proxy voting policies, procedures, and guidelines generally follow BMO’s Corporate Governance Guidelines which set out what BMO expects of companies in terms of good governance. Although the Adviser generally adheres to the guidelines and relies on an independent proxy voting advisory service to execute votes, any proxy issues that differ from our Corporate Governance Guidelines are considered by taking into account the particular circumstances involved. This provides needed flexibility in making prudent judgments in the proxy voting process.
In situations where a conflict of interest exists, the Adviser will obtain a proxy voting recommendation from an independent proxy voting advisory service and will ultimately vote proxies in the best economic interests of clients without consideration of any benefit to the Adviser or its affiliates.
With respect to the assets of Alternative Strategies managed by unaffiliated Sub-Advisers, the Adviser has delegated responsibility for voting those proxies to the applicable unaffiliated Sub-Adviser. Each Alternative Strategies Sub-Adviser’s Proxy Voting Policies (other than CTC’s and BMO AM Limited’s) are set forth in Appendix C.
If an underlying affiliated fund in which the Target Date and Target Risk Funds invest has a shareholder meeting, a Fund will vote its shares in the underlying affiliated fund in the same proportion as the votes of the other shareholders of the underlying fund.

Proxy Voting Record
Each Fund is required to disclose annually its proxy voting record for the most recent 12-month period ended June 30 and files it with the SEC by August 31. Each Fund’s proxy voting record will be available at that time without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.
Portfolio Holdings Disclosure Policy
The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser, Sub-Advisers, and BMO Harris Bank. Pursuant to the Disclosure Policy, information about the Funds’ portfolio holdings may be disclosed as required by SEC regulations and in the following circumstances:
•	As required by SEC regulations, a Fund’s portfolio holdings are disclosed in publicly available filings with the SEC including Form N-CSR, Form N-Q, and Form N-MFP;
•	Fund portfolio holdings may be disclosed from time to time, to the Funds’ service providers, including the Sub-Advisers, administrator, sub-administrator, custodians, fund accountant, transfer agent, independent accountant, legal counsel, third-party research providers, and financial printer, in connection with the fulfillment of their duties to the Funds and the Corporation;
•	Each Fund (other than the Target Date, Target Risk, and Money Market Funds) makes a complete list of its portfolio holdings publicly available on the Funds’ website, bmofunds.com, approximately thirty days after the end of each month;
•	The Funds’ portfolio holdings as of each month end are disclosed to certain approved institutional databases and rating agencies including Lipper Inc., Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thompson Reuters Corporation, Vickers Stock Research Corporation, and Capital Bridge, Inc.;
•	Each Target Date and Target Risk Fund’s portfolio holdings are posted on the Fund’s website approximately five days after the end of each month; and
•	Each Money Market Fund’s portfolio holdings as of the last business day of the preceding month is posted on the Funds’ website no later than five business days after the end of the month and remains posted on the website for a minimum of six months thereafter.
The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law that prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Funds, the Adviser, Sub-Advisers, or BMO Harris Bank in connection with the disclosure of portfolio holdings in accordance with this policy. The Funds’ Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.
The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.
Brokerage Transactions
As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.
The Adviser is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups, and mark-downs.
In executing transactions on behalf of the Funds, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Funds may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:
•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;
•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and
•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability, and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.
The Adviser places portfolio transactions for other advisory accounts in addition to the Funds. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The Adviser believes any such costs to the Funds, however, will not be disproportionate to the benefits received by the Funds on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.
The following table shows aggregate total commissions paid by each Fund to brokers that provide brokerage and research services to the Adviser and/or Sub-Advisers and the aggregate principal value of the transactions for the fiscal year ended August 31, 2018.
Fund	Brokerage Commissions Paid to Brokers Who Provided Brokerage and Research Services	Principal Value of Transactions
Low Volatility Equity	$ 41,420	$ 67,819,663
Dividend Income	$ 22,335	$ 36,215,352
Large-Cap Value	$115,999	$200,582,719
Large-Cap Growth	$105,410	$217,987,351
Mid-Cap Value	$103,619	$136,668,685
Mid-Cap Growth	$ 43,485	$ 83,029,078
Small-Cap Value	$ 63,744	$ 45,481,511
Small-Cap Core	$ 21,109	$ 16,029,546
Small-Cap Growth	$138,232	$113,047,435
Global Low Volatility Equity	$ 23,212	$ 9,692,179
Disciplined International Equity	$100,867	$ 42,355,804
Pyrford International Stock	$ 8,011	$ 5,055,630
LGM Emerging Markets Equity	N/A	N/A
Alternative Strategies	$ 76,295	$135,528,181
Global Long/Short Equity	$ 3,344	$ 1,114,528
Ultra Short Tax-Free	N/A	N/A
Short Tax-Free	N/A	N/A
Short-Term Income	N/A	N/A

Fund	Brokerage Commissions Paid to Brokers Who Provided Brokerage and Research Services	Principal Value of Transactions
Intermediate Tax-Free	N/A	N/A
Strategic Income	N/A	N/A
TCH Corporate Income	N/A	N/A
TCH Core Plus Bond	N/A	N/A
High Yield Bond	N/A	N/A
Government Money Market	N/A	N/A
Tax-Free Money Market	N/A	N/A
Prime Money Market	N/A	N/A
Institutional Prime Money Market	N/A	N/A
In-Retirement	N/A	N/A
Target Retirement 2015	N/A	N/A
Target Retirement 2020	N/A	N/A
Target Retirement 2025	N/A	N/A
Target Retirement 2030	N/A	N/A
Target Retirement 2035	N/A	N/A
Target Retirement 2040	N/A	N/A
Target Retirement 2045	N/A	N/A
Target Retirement 2050	N/A	N/A
Target Retirement 2055	N/A	N/A
Conservative Allocation	N/A	N/A
Moderate Allocation	N/A	N/A
Balanced Allocation	N/A	N/A
Growth Allocation	N/A	N/A
Aggressive Allocation	N/A	N/A
The Target Date and Target Risk Funds will not incur any brokerage commissions for purchasing shares of underlying funds. However, a Fund may incur brokerage commissions and/or investment dealer concessions when purchasing short-term and other securities for the Fund. Each underlying fund in which the Target Date and Target Risk Funds invest has policies with respect to the execution of the underlying fund’s portfolio transactions, which are described in the applicable statement of additional information.
The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and other advisory accounts. No assurance can be made that a particular purchase or sale opportunity will be allocated to a Fund. In making allocations between the Funds, and between a Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.
For the periods noted below, the Funds paid the following brokerage commissions.
	For the fiscal year ended August 31
Fund	2018	2017	2016
Low Volatility Equity	$ 61,418	$ 65,831	$ 62,570
Dividend Income	$ 45,385	$ 48,014	$ 60,929
Large-Cap Value	$169,014	$189,158	$ 225,885
Large-Cap Growth	$149,404	$153,795	$ 118,436
Mid-Cap Value	$149,100	$242,728	$ 107,595
Mid-Cap Growth	$ 60,334	$ 99,242	$ 148,332
Small-Cap Value	$ 97,118	$124,725	$ 87,229
Small-Cap Core	$ 32,744	$ 28,435	$ 17,934
Small-Cap Growth	$205,427	$525,605	$1,046,519
Global Low Volatility Equity	$ 42,473	$ 54,479	$ 35,023

For the fiscal year ended August 31
Fund	2018	2017	2016
Disciplined International Equity	$121,712	$ 57,393	$ 94,206(1)
Pyrford International Stock	$146,884	$339,051	$ 326,180
LGM Emerging Markets Equity	$104,195	$122,408	$ 161,743
Alternative Strategies	$169,433	$119,580	$ 151,709
Global Long/Short Equity	$ 14,644	$ 6,097	$ 4,378(1)
Ultra Short Tax-Free	—	—	—
Short Tax-Free	—	—	—
Short-Term Income	—	—	—
Intermediate Tax-Free	—	$ 1,191	—
Strategic Income	—	—	—
TCH Corporate Income	—	—	—
TCH Core Plus Bond	—	—	—
High Yield Bond	—	—	—
Government Money Market	—	—	—
Tax-Free Money Market	—	—	—
Prime Money Market	—	—	—
Institutional Prime Money Market	—	—	— (2)
In-Retirement	—	—	—
Target Retirement 2015	—	—	—
Target Retirement 2020	—	—	—
Target Retirement 2025	—	—	—
Target Retirement 2030	—	—	—
Target Retirement 2035	—	—	—
Target Retirement 2040	—	—	—
Target Retirement 2045	—	—	—
Target Retirement 2050	—	—	—
Target Retirement 2055	—	—	—
Conservative Allocation	—	—	—
Moderate Allocation	—	—	—
Balanced Allocation	—	—	—
Growth Allocation	—	—	—
Aggressive Allocation	—	—	—

(1)	The fees paid in 2016 by Disciplined International Equity and Global Long/Short Equity are for the period from September 17, 2015, each Fund’s inception date, to August 31, 2016, the end of each Fund’s fiscal year.
(2)	The fees paid in 2016 by Institutional Prime Money Market are for the period from June 3, 2016, the Fund’s inception date, to August 31, 2016, the end of the Fund’s fiscal year.
For each Fund that acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year, the following sets forth the dollar amount held as of August 31, 2018.
Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/18)
Dividend Income	JP Morgan Chase & Co.	$ 1.9 million
	Citigroup, Inc.	$ 1.0 million
Large-Cap Value	Citigroup, Inc.	$12.4 million
	Bank of America Corp.	$ 4.1 million
TCH Corporate Income	Goldman Sachs	$ 3.7 million
	Bank of America Corp.	$ 3.6 million
	Morgan Stanley	$ 2.7 million
	Royal Bank of Canada	$ 2.5 million
	Mizuho Bank.	$ 2.4 million

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/18)
	Citigroup, Inc.	$ 2.0 million
	JP Morgan Chase & Co.	$ 2.0 million
	Wells Fargo	$ 1.0 million
	Jefferies Goup, Inc.	$ 0.9 million
TCH Core Plus Bond	Goldman Sachs	$23.0 million
	JP Morgan Chase & Co.	$17.3 million
	Citigroup, Inc.	$10.9 million
	Bank of America Corp	$ 7.2 million
	Jefferies Goup, Inc.	$ 5.9 million
	Morgan Stanley	$ 4.7 million
	Wells Fargo	$ 3.0 million
Short-Term Income	Sumitomo Mitsui Bank Corp	$ 9.5 million
	Bank of America Corp.	$ 3.8 million
	US Bank	$ 3.2 million
	Toronto Dominion	$ 3.0 million
	CIBC	$ 2.8 million
	Sun Trust Bank	$ 2.5 million
	Mizuho Bank	$ 2.1 million
	Citigroup, Inc.	$ 2.0 million
	Mitsubishi Trust and Bank Corp	$ 1.9 million
	Morgan Stanley	$ 1.9 million
	PNC Bank	$ 1.7 million
	Wells Fargo	$ 1.7 million
	Goldman Sachs	$ 1.5 million
Prime Money Market	Toronto Dominion	$17.8 million
	Mizuho Bank	$15.0 million
	HSBC	$11.0 million
	Wells Fargo	$10.5 million
	Sumitomo Mitsui Bank Corp	$ 8.5 million
	Mitsubishi Trust and Bank Corp	$ 7.5 million
	Credit Suisse	$ 5.5 million
Institutional Prime Money Market	Toronto Dominion	$19.8 million
	Mizuho Bank	$18.8 million
	HSBC	$13.5 million
	Wells Fargo	$12.0 million
	Sumitomo Mitsui Bank Corp	$ 9.5 million
	Mitsubishi Trust and Bank Corp	$ 9.0 million
	Credit Suisse	$ 5.5 million
	JP Morgan Chase & Co	$ 3.5 million
Information About the Funds’ Service Providers
Code of Ethics Restrictions on Personal Trading
As required by SEC rules, the Funds, the Adviser, each Sub-Adviser and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund directors, and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Administrator and Shareholder Servicing Agent
The Adviser serves as the administrator to the Funds. As administrator, the Adviser is entitled to receive fees from each of the Equity, International and Global, Alternative, Fixed Income, Target Date, and Target Risk Funds at an annual rate of 0.15% of the ADNA of each of Class Y, Class I, Class A, and Class R3 shares.
The Adviser, as administrator, is entitled to receive fees from the Money Market Funds at the following annual rates based on the aggregate ADNA of the Money Market Funds combined:
Fee	Fund’s ADNA
0.040%	on the first $2 billion
0.030%	on the next $2 billion
0.025%	on the next $2 billion
0.020%	on the next $2 billion
0.010%	on ADNA in excess of $8 billion
The aggregate fees paid by the Money Market Funds are allocated to each Fund based on its assets.
For the fiscal periods noted below, the Adviser was paid (net of waivers) the following fees for services as administrator.
For the fiscal year ended August 31
Fund	2018	2017	2016
Low Volatility Equity	$ 215,783	$ 239,496	$ 160,067
Dividend Income	$ 196,556	$ 175,379	$ 172,781
Large-Cap Value	$ 483,853	$ 487,801	$ 411,851
Large-Cap Growth	$ 528,627	$ 454,021	$ 334,758
Mid-Cap Value	$ 273,945	$ 311,151	$ 375,901
Mid-Cap Growth	$ 164,446	$ 175,873	$ 257,141
Small-Cap Value	$ 93,419	$ 98,504	$ 130,957
Small-Cap Core	$ 31,998	$ 25,756	$ 12,452
Small-Cap Growth	$ 212,555	$ 306,628	$ 731,255
Global Low Volatility Equity	$ 70,868	$ 75,432	$ 51,025
Disciplined International Equity	$ 115,084	$ 97,001	$ 95,774(1)
Pyrford International Stock	$ 860,622	$ 893,292	$ 981,827
LGM Emerging Markets Equity	$ 291,060	$ 217,371	$ 217,371
Alternative Strategies	$ 123,063	$ 157,472	$ 137,705
Global Long/Short Equity	$ 18,910	$ 10,844	$ 4,812(1)
Ultra Short Tax-Free	$ 972,653	$ 914,685	$ 973,215
Short Tax-Free	$ 283,447	$ 275,212	$ 253,808
Short-Term Income	$ 369,595	$ 380,459	$ 490,411
Intermediate Tax-Free	$2,494,766	$2,496,786	$2,689,389
Strategic Income	$ 148,969	$ 146,559	$ 170,351
TCH Corporate Income	$ 377,990	$ 343,184	$ 342,471
TCH Core Plus Bond	$1,583,280	$1,473,953	$1,497,174
High Yield Bond	$ 18,478	$ 62,462	$ 111,227
Government Money Market	$1,112,451	$1,115,080	$ 245,987
Tax-Free Money Market	$ 124,679	$ 123,526	$ 218,781
Prime Money Market	$ 144,375	$ 171,450	$1,137,666
Institutional Prime Money Market	$ 148,516	$ 140,384	$ 34,726(2)
In-Retirement	$ 5,783	$ 6,534	$ 8,764
Target Retirement 2015	$ 682	$ 1,313	$ 1,261
Target Retirement 2020	$ 34,853	$ 40,396	$ 53,853
Target Retirement 2025	$ 1,750	$ 2,437	$ 4,175
Target Retirement 2030	$ 36,759	$ 40,151	$ 51,240

For the fiscal year ended August 31
Fund	2018	2017	2016
Target Retirement 2035	$ 1,326	$ 1,764	$ 2,141
Target Retirement 2040	$ 20,285	$ 23,011	$ 31,407
Target Retirement 2045	$ 1,382	$ 1,834	$ 2,507
Target Retirement 2050	$ 17,071	$ 18,024	$ 24,777
Target Retirement 2055	$ 854	$ 1,409	$ 2,070
Conservative Allocation	$ 35,350	$ 76,019	$ 85,191
Moderate Allocation	$ 41,917	$ 52,449	$ 74,076
Balanced Allocation	$ 251,481	$ 293,147	$ 375,450
Growth Allocation	$ 64,684	$ 76,102	$ 113,166
Aggressive Allocation	$ 104,333	$ 124,322	$ 175,165

(1)	The fees paid in 2016 by Disciplined International Equity and Global Long/Short Equity are for the period from September 17, 2015, each Fund’s inception date, to August 31, 2016, the end of each Fund’s fiscal year.
(2)	The fees paid in 2016 by Institutional Prime Money Market are for the period from June 3, 2016, the Fund’s inception date, to August 31, 2016, the end of the Fund’s fiscal year.
The administrator may choose voluntarily to reimburse a portion of its fee at any time.
The functions performed by the administrator include, but are not limited, to the following:
•	preparation, filing, and maintenance of the Corporation’s governing documents, minutes of Board meetings, and shareholder meetings;
•	preparation and filing with the SEC and state regulatory authorities, the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;
•	preparation, negotiation, and administration of contracts on behalf of a Fund;
•	supervision of the preparation of financial reports;
•	preparation and filing of federal and state tax returns;
•	assistance with the design, development, and operation of a Fund; and
•	provision of advice to the Funds and the Board.
The Adviser also serves as the shareholder servicing agent to the Funds. The services provided by the Adviser and the fees received for these services are described under “How are Fund Shares Sold?—Shareholder Services (Class Y Shares Only).”
Sub-Administrator
State Street Bank and Trust Company (State Street) is the Funds’ sub-administrator pursuant to the Sub-Administration Agreement with the administrator. Under the Sub-Administration Agreement, the functions performed by State Street include and relate to, but are not limited to, the following:
•	facilitating Fund expense invoice allocation and payments;
•	drafting and reviewing of the Funds’ annual and semi-annual reports and certain other regulatory filings;
•	various services relating to Fund compliance, including monitoring investment restrictions and diversification requirements;
•	obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;
•	coordination and facilitation of external audits by the Corporation’s independent auditors and regulatory examinations of the Corporation;
•	assistance with reporting of performance for the Funds; and
•	preparation of the Corporation’s tax returns.
For its services, State Street is entitled to receive from the administrator a fee equal to 0.02% of each Fund’s net asset value, plus certain additional per-use fees. Prior to April 2, 2018, UMB Fund Services, Inc. (UMBFS) served as the Funds’ sub-administrator.

For the fiscal years ended August 31, 2018, 2017, and 2016, BMO Asset Management Corp. as administrator paid UMBFS $764,366, $1,324,958, and $1,374,952, respectively, under the Sub-Administration Agreement.
For the April 3, 2018 to August 31, 2018 period, BMO Asset Management Corp. as administrator paid State Street $809,759 under the Sub-Administration Agreement.
Securities Lending
Certain of the Funds participate in a securities lending program, providing for the lending of equity securities to qualified brokers, in exchange for the opportunity to earn additional income for participation. The Funds pay a portion of the net revenue earned on securities lending activities to a securities lending agent. Certain Funds use BMO Harris Bank (BHB), an affiliate of the Adviser, as securities lending agent, while certain other Funds use State Street as securities lending agent. The Funds that use BHB compensate BHB for acting as securities lending agent at a rate generally equal to BHB’s cost of providing such services plus a reasonable profit margin. The Funds that use State Street compensate State Street at a contractually negotiated rate.
Under the securities lending program of each of BHB and State Street, the Funds receive collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. Collateral received consists of cash under the State Street program, and it consists of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities under the BHB program. The amount of collateral received is maintained at a minimum level of 100% of the prior day’s market value of the securities loaned, plus any accrued interest. Cash collateral is generally reinvested in a money market fund.
The following Funds paid the amounts listed to BHB for its services as securities lending agent for the fiscal year ended August 31, 2018.
Fund	Gross Revenue (including collateral reinvestment)	Revenue Split	Cash collateral management services and Indemnification fees	Administrative fees	Rebates to borrowers	Other fees	Aggregate Fees	Net income from securities lending activities
Low Volatility Equity	$1,040,155	–	–	$ 957,877	$18,040	–	$ 975,917	$ 64,238
Dividend Income	$ 930,724	–	–	$ 852,183	$17,210	–	$ 869,393	$ 61,331
Large-Cap Value	$2,506,127	–	–	$2,314,694	$41,976	–	$2,356,670	$149,457
Large-Cap Growth	$2,456,420	–	–	$2,154,884	$65,883	–	$2,220,767	$235,653
Mid-Cap Value	$1,520,593	–	–	$1,406,274	$25,075	–	$1,431,349	$ 89,244
Mid-Cap Growth	$ 878,560	–	–	$ 813,249	$14,334	–	$ 827,583	$ 50,977
Small-Cap Value	$ 428,816	–	–	$ 376,724	$11,441	–	$ 388,165	$ 40,651
Small-Cap Core	$ 161,055	–	–	$ 145,755	$ 3,360	–	$ 149,115	$ 11,940
Small-Cap Growth	$ 983,720	–	–	$ 845,758	$30,250	–	$ 876,008	$107,712
Short-Term Income	$ 651,937	–	–	$ 590,319	$13,461	–	$ 603,780	$ 48,157
Strategic Income	$ 390,350	–	–	$ 284,759	$23,044	–	$ 307,803	$ 82,547
TCH Corporate Income	$1,073,937	–	–	$ 921,211	$33,496	–	$ 954,707	$119,230
TCH Core Plus Bond	$3,895,206	–	–	$3,453,773	$96,742	–	$3,550,515	$344,691
High Yield Bond	$ 11,310	–	–	$ 9,527	$ 396	–	$ 9,923	$ 1,387
The following Funds paid the amounts listed to State Street for its services as securities lending agent for the fiscal year ended August 31, 2018.
Fund	Gross Revenue (including collateral reinvestment)	Revenue Split	Cash collateral management services fees	Administrative and Indemnification fees	Rebates to borrowers	Other fees	Aggregate Fees	Net income from securities lending activities
Global Low Volatility	$ 26,527	$ 1,361	$ 422	–	$ 19,362	–	$ 21,145	$ 5,382
Disciplined International Equity	$ 67,149	$ 6,081	$ 771	–	$ 36,268	–	$ 43,120	$ 24,029
Pyrford International Stock	$471,170	$54,445	$4,931	–	$201,675	–	$261,051	$210,119
LGM Emerging Markets Equity	$ 85,353	$ 3,575	$1,554	–	$ 65,935	–	$ 71,064	$ 14,289

Fund	Gross Revenue (including collateral reinvestment)	Revenue Split	Cash collateral management services fees	Administrative and Indemnification fees	Rebates to borrowers	Other fees	Aggregate Fees	Net income from securities lending activities
Global Long/Short Equity	$ 5,551	$ 624	$ 62	–	$ 2,451	–	$ 3,137	$ 2,414
Payments to Financial Intermediaries
With respect to certain share classes, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates may make additional payments (which are often referred to as “revenue sharing” payments), out of their own assets and not as an additional charge to each Fund, to financial intermediaries, including their affiliates, from their past profits and other available sources, including profits from their relationships with the Funds. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the Funds. No such revenue sharing payments are made with respect to the Funds’ Class R6 shares or any of the Money Market Funds.
These payments are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. Such payments may be for services provided to clients who hold Fund shares, for introducing new shareholders to the Funds, or for other services. In exchange for revenue sharing payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Funds, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Funds.
The structure of these compensation arrangements, as well as the amounts paid under such arrangements, varies and may change from time to time. Payments generally range from 0.05% to 0.40%, however, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a Fund or Funds on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.
The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates currently anticipate that such payments may be made to the following financial intermediaries.
Financial Intermediaries
American Portfolios Financial Services, Inc.
American United Life Insurance Co
Apex Clearing Corporation
Ascensus Financial Services, LLC
Ascensus Trust Company
Ausdal Financial Partners, Inc.
B. C. Ziegler And Company
Bancwest Investment Services, Inc.
BB&T Investment Services, Inc.
BB&T Securities, LLC
BBVA Securities Inc.
Bel Air Securities LLC
Benefit Trust Company
Benjamin F. Edwards & Company, Inc.
Bernard Herold & Co Inc
BMO Harris Bank N.A.
BMO Harris Financial Advisors, Inc.
Cadaret Grant & Co Inc
Cambridge Investment Research, Inc.
Capital Investment Brokerage, Inc.
Capital Investment Group, Inc.
Capital One Investing, LLC
Capital One Investment Services LLC
CAPTRUST Financial Advisors, LLC
Cetera Advisor Networks LLC
Cetera Advisors, LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Charles Schwab & Co Inc.
Citigroup Global Markets Inc.
Comerica Bank
Community Bank c/o Hand Benefits & Trust Co.
Concorde Investment Services LLC
COR Clearing LLC
Credit-Suisse Securities USA LLC
CRI Securities, LLC
Cuso Financial Services Lp
D.A. Davidson & Company
Duncan-Williams, Inc.

Eastern Point Securities, Inc.
Edward D. Jones & Co. LP
E*TRADE Clearing LLC
Fiduciary Trust International
First Allied Securities Inc
First National Bank and Trust Company of Ardmore
First National Bank of Omaha
First Republic Securities Co LLC
First Southwest Company
Girard Securities Inc
Goldman, Sachs & Co.
GWFS Equities Inc
GWN Securities, Inc.
H. C. Denison Co.
Hand Securities Inc.
Harbour Investments, Inc.
Interactive Brokers LLC
INTL FCStone Financial, Inc.
Investment Professionals, Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
J.P. Morgan Retirement Plan Services LLC
J.P. Morgan Securities LLC
John Hancock Trust Company
JPMorgan Chase Bank, N.A. (JPM Private Bank)
Key Investment Services LLC
KeyBank NA
KMS Financial Services Inc
Kovack Securities Inc.
Lincoln Financial Advisors Corp.
Lincoln Financial Securities Corporation
Lincoln Investment Planning Inc
Lincoln Retirement Services Company
LPL Financial Corporation
M Holdings Securities, Inc.
Maplewood Investment Advisors, Inc.
Massachusetts Mutual Life Insurance Company
MassMutual Retirement Services
Merrill, Lynch, Pierce, Fenner & Smith Incorporated
Mesirow Financial Inc
Mid Atlantic Capital Corp.
Mid Atlantic Clearing and Settlement Corp.
MML Distributors, LLC
Money Concepts Capital Corp
Morgan Stanley Smith Barney LLC
MSCS Financial Services Division of Broadridge Business Process Outsourcing LLC
MSI Financial Services, Inc.
National Financial Services LLC
Newbridge Securities Corporation
Northwestern Mutual Investment Services, LLC
Oneamerica Securities, Inc.
P.J. Robb Variable Corp.
Park Avenue Securities LLC
People's Securities, Inc.
Pershing Advisor Solutions LLC
Pershing LLC
PNC Capital Markets LLC
Princor Financial Services Corp
Proequities Inc
Prudential Investments LLC
Prudential Investment Management Services, LLC
Questar Capital Corporation
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Regulus Advisors, LLC
Reliance Trust Company
Ridge Clearing and Outsourcing Solutions, Inc.
Robert W. Baird & Co., Inc.
Ross, Sinclaire & Associates, LLC
Royal Alliance Associates, Inc.
Securian Financial Services Inc
Securities America Inc
SEI Private Trust Co.
Standard Insurance Company
Stifel Nicolaus & Co., Inc.
Stockcross Financial Services
Summit Brokerage Services, Inc.
SunGard Brokerage & Securities Services LLC
T. Rowe Price Investment Services Inc
Talcott Resolution Life Insurance Company
TD Ameritrade Clearing
TD Ameritrade Inc.
TD Ameritrade Trust Co.
Teachers Insurance and Annuity Association of America (TIAA-Cref)
The O.N. Equity Company
TIAA-CREF Individual & Institutional Services, LLC
TIAA-CREF Trust Company, FSB
TRADE-PMR Inc.
Trust Company Of America
U.S. Bancorp Investments Inc
U.S. Bank N.A.
UBS Financial Services Inc.
UMB Bank, NA
Union First Market Bank
United Planners Financial Services of America
USAA Investment Management Co
Valic Financial Advisors, Inc.
Valic Retirement Services Company
Vanguard Group, Inc.
Vanguard Marketing Corporation
VOYA Financial Partners, LLC
VOYA Institutional Plan Services, LLC
Voya Retirement Insurance & Annuity Company
VSR Financial Services Inc
Wells Fargo Bank, N.A.
Wells Fargo Securities, LLC
Westport Resources Investment Services, Inc.
Winslow, Evans & Crocker, Inc.
Xerox HR Solutions, LLC
York Securities

Transfer Agent and Dividend Disbursing Agent
DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.), 2000 Crown Colony Drive, Quincy, Massachusetts, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders. The fee is based on the level of the Funds’ average net assets for the period plus out-of-pocket expenses.
Each Fund may pay amounts to third parties, such as banks, broker-dealers, or affiliated entities, including BMO Harris Bank, that provide recordkeeping services, shareholder servicing, and/or other administrative services to the Funds.
Fund Accountants
State Street, 1 Iron Street, Boston, Massachusetts, provides fund accounting services to Funds. For its services, State Street receives a fee based on the net asset value of the Funds.
Custodians
State Street, 1 Iron Street, Boston, Massachusetts, is a custodian for the securities and cash of the Funds (except the Target Date and Target Risk Funds). State Street also maintains certain books and records of the Alternative Strategies Fund that are required by applicable federal regulations.
BMO Harris Bank, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, an indirect wholly-owned subsidiary of BMO Corp., is a custodian for the securities and cash of the Target Date and Target Risk Funds. For its services as custodian, BMO Harris Bank receives an annual fee, payable monthly, based on a percentage of a Fund’s average aggregate daily net assets.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Funds, KPMG LLP, 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatements.
Please refer to Appendix B for a consolidated list of mailing addresses for the Funds and their service providers.
Performance
From time to time, when available, the yield and total return of the Class Y, Class I, Class A, Class R3, Class R6, and/or Premier Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Funds (toll free) at 1-800-236-FUND (3863).
Financial Statements
The audited financial statements for the Funds’ fiscal year ended August 31, 2018 are incorporated herein by reference from the Funds’ Annual Report dated August 31, 2018 (File Nos. 33-48907 and 811-58433). A copy of the Annual Report for a Fund may be obtained without charge by contacting BMO Funds - U.S. Services at the address located on the back cover of the SAI or by calling BMO Funds U.S. Services at 1-414-287-8555 or 1-800-236-FUND (3863).
BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management, retirement, and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.

Appendix A — Ratings Definitions
S&P Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B
A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
App.  A-1

SPUR (S&P Underlying Rating)
A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings' opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.
Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
1. Federal deposit insurance limit: 'L' qualifier
Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.
2. Principal: 'p' qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
3. Preliminary ratings: 'prelim' qualifier
Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings' opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
App.  A-2

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
4. Termination structures: 't' qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
5. Counterparty instrument rating: 'cir' qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers
Inactive qualifiers are no longer applied or outstanding.
1. Contingent upon final documentation: '*' inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global Ratings' receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
2. Termination of obligation to tender: 'c' inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.
3. U.S. direct government securities: 'G' inactive qualifier
The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.
4. Public information ratings: 'pi' qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.
5. Provisional ratings: 'pr' inactive qualifier
The letters 'pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
6. Quantitative analysis of public information: 'q' inactive qualifier
A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
App.  A-3

7. Extraordinary risks: 'r' inactive qualifier
The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Active Identifiers
1. Unsolicited: 'unsolicited' and 'u' identifier
The 'u' identifier and 'unsolicited' designation are assigned to credit ratings initiated by parties other than the issuer or its agents, including those initiated by S&P Global Ratings.
2. Structured finance: 'sf' identifier
The 'sf' identifier shall be assigned to ratings on "structured finance instruments" when required to comply with applicable law or regulatory requirement or when S&P Global Ratings believes it appropriate. The addition of the 'sf' identifier to a rating does not change that rating's definition or our opinion about the issue's creditworthiness. For detailed information on the instruments assigned the 'sf' identifier, please see "" in Section VIII, under "Related Research."
Local Currency and Foreign Currency Ratings
S&P Global Ratings' issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer's foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Credit Rating Definitions
Purpose
The system of rating securities was originated by John Moody in 1909. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.
Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:
Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.
Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1.	An application was not received or accepted.
2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3.	There is a lack of essential data pertaining to the issue or issuer.
4.	The issue was privately placed, in which case the rating is not published in Moody's publications.
App.  A-4

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.
A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody's observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.
Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.
As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.
The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.
Since ratings involve judgements about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.
Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody's ratings are not made with these bank regulations in mind. Moody's Investors Service's own judgement as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody's ratings.
Moody's ratings represent the opinion of Moody's Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody's publications. Reference should be made to these statements for information regarding the issuer. Moody's ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.
*	As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.
Short-Term Obligation Ratings
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event
App.  A-5

of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.
SHORT-TERM VS. LONG-TERM RATINGS
Fitch’s National Credit Ratings
National scale ratings are an opinion of creditworthiness relative to the universe of issuers and issues within a single country. They are most commonly used in emerging market countries with sub- or low investment grade sovereign ratings on the international scale.
As creditworthiness can be expressed across the full range of the scale, a national scale can enable greater rating differentiation within a market than the international scale, particularity in highly speculative grade countries where ratings tend to cluster around the often low sovereign rating due to higher risks associated with a more volatile operating environment.
A "+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.
National scale ratings are assigned on the basis that the “best credits or issuers” in the country are rated ‘AAA’ on the national scale. National Ratings are then assessed using the full range of the national scale based on a comparative analysis of issuers rated under the same national scale to establish a relative ranking of credit worthiness.
App.  A-6

At any given point in time, there is a certain relationship between National and International Ratings but there is not a precise translation between the scales. Fitch monitors the ratings relationship of issuers rated on both the international and national scales to ensure the consistency of rating relativities across scales. In other words, if issuer “X” is rated higher than issuer “Y” on one scale, issuer “X” cannot be rated lower than issuer “Y” on the other scale.
National Ratings for local issuers exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.
In certain countries, regulators have established credit rating scales to be used within their domestic markets using specific nomenclature. In these countries, the agency's National Rating definitions may be substituted by the regulatory scales. For instance Fitch's National Short Term Ratings of 'F1+(xxx)', 'F1(xxx)', 'F2(xxx)' and 'F3(xxx)' may be substituted by the regulatory scales, e.g. 'A1+', 'A1', 'A2' and 'A3'. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch's regional websites to determine if any additional or alternative category definitions apply.
Fitch maintains internal mapping tables that document the current relationship between the National and International Local Currency Ratings in each jurisdiction where we maintain a National Rating scale in order to serve as a tool for analysts. Where our National rating coverage exceeds a minimum threshold and there is external demand, these mappings will be published on this site. Presently, publicly available mappings can be accessed here. Fitch currently publishes the mapping tables for Brazil and South Africa.
Limitations of the National Rating Scale
Specific limitations relevant to National Rating scale include:
•	National scale ratings are only available in selected countries.
•	National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied vulnerability to default of a given national scale rating will vary over time.
•	The value of default studies for National Ratings is limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only National Ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution in making inferences relating to the relative vulnerability to default of national scale ratings using the historical default experience with International Ratings and mapping tables to link the National and International ratings. As with ratings on any scale, the future will not necessarily follow the past.
National Short-Term Credit Ratings
F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
App.  A-7

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
RD(xxx): Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D(xxx)
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Notes to Long-Term and Short-Term National Ratings:
The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’
LONG-TERM RATINGS
S & P Global Ratings Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S & P Global Ratings analysis of the following considerations:
•	Likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation and the promise we impute; and
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issuer Credit Ratings
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S & P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
App.  A-8

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on pages A-2 and A-3.
App.  A-9

Moody’s Long-Term Obligation Ratings
Long-Term Obligation Ratings
Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s Long-Term Rating Definitions:
Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
App.  A-10

Fitch’s National Long-Term Credit Ratings
AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.
AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.
A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country or monetary union.
BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country or monetary union.
BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.
B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union.
CCC(xxx)
‘CCC’ National Ratings denote very high default risk relative to other issuers or obligations in the same country or monetary union.
CC(xxx)
‘CC' National Ratings denote default risk is among the highest relative to other issuers or obligations in the same country or monetary union.
C(xxx)
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.	the formal announcement by the issuer or their agent of a distressed debt exchange; and
d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
App.  A-11

RD(xxx): Restricted default.
‘RD’ ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.
D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.
Notes to Long-Term and Short-Term National Ratings:
The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’
MUNICIPAL NOTE RATINGS
S & P Global Ratings Municipal Short-Term Note Ratings Definitions
An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
Speculative capacity to pay principal and interest.
App.  A-12

D
'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on page A-2.
Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings
Short-Term Obligation Ratings
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
App.  A-13

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS
*	For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.
For SBPA-backed VRDBs, The rating transitions are higher to allow for distance to downgrade to below investment grade due to the presence of automatic termination events in the SBPAs.
App.  A-14

Appendix B — Addresses
The Funds:
BMO Funds, Inc.
111 East Kilbourn Avenue, Suite 200
Milwaukee, Wisconsin 53202
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348
Distributor:
BMO Investment Distributors, LLC
115 South LaSalle Street
Chicago, Illinois 60603
Adviser, Administrator, and Shareholder Servicing Agent:
BMO Asset Management Corp.
115 South LaSalle Street
Chicago, Illinois 60603
Sub-Adviser to Pyrford International Stock:
Pyrford International Ltd.
79 Grosvenor Street
London
United Kingdom
Sub-Adviser to LGM Emerging Markets Equity:
LGM Investments Limited
95 Wigmore Street
London
United Kingdom
Sub-Adviser to TCH Corporate Income and TCH Core Plus Bond:
Taplin, Canida & Habacht, LLC
1001 Brickell Bay Drive, Suite 2100
Miami, Florida 33131
Sub-Advisers to Alternative Strategies Fund:
CTC myCFO, LLC
2200 Geng Road, Suite 100
Palo Alto, California 94303
Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, New York, 10022
BMO Asset Management Limited
Exchange House, Primrose Street
London, United Kingdom, EC2A 2NY
App.  B-1

Graham Capital Management, L.P.
40 Highland Avenue
Rowayton, Connecticut 06853
Sub-Administrator and Fund Accounting Services Agent:
State Street Bank and Trust Company
1 Iron Street
Boston, Massachusetts 02116
Custodian
(for all Funds except Target Date Funds and Target Risk Funds):
State Street Bank and Trust Company
1 Iron Street
Boston, Massachusetts 02116
Custodian
(for Target Date Funds and Target Risk Funds):
BMO Harris Bank N.A.
111 East Kilbourn Avenue, Suite 200
Milwaukee, Wisconsin 53202
Transfer Agent and Dividend Disbursing Agent:
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02171
Legal Counsel:
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Independent Registered Public Accounting Firm:
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
App.  B-2

Appendix C — Proxy Voting Procedures
I.	CRAMER ROSENTHAL MCGLYNN, LLC
Proxy Voting Policy And Procedures
In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the “Compliance Committee”) has determined that these Policies and Procedures for Proxy Voting (these “Policies”) are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM’s obligations under Rule 206(4)-7 under the Advisers Act.
Proxy Voting Process
CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund’s investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.
The Voting Process
Review of Proxy Solicitation Materials/Independent Recommendations
CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;1 and (iii) voting recommendations intended to generally maximize shareholder value.
In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.
ISS Standard Proxy Voting Guidelines Summary
The following is a summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines), which form the substantive basis of CRM’s Policy on Proxy Voting.2 As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.
Auditors
Vote for proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent.
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
App.  C-1

Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.
1	CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 (“ERISA”).
2	The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.
Classification/Declassification of the Board
Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether
Updated May 2012 the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.
Majority of Independent Directors/Establishment of Committees
Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.
Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make shareholder action by written consent.
Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholder to act independently of management.
Supermajority Vote Requirements
Vote against proposals to require a supermajority shareholder vote.
Vote for proposals to lower supermajority vote requirements.
App.  C-2

Cumulative Voting
Vote for proposals to eliminate cumulative voting.
Vote against proposals that require cumulative voting.
Confidential Voting
Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: IN the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting Updated May 2012 policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management’s track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.
Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
Mergers and Corporate Restructurings
Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.
Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote for proposals to approve increases beyond the Updated May 2012 allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.
App.  C-3

Preferred Stock
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Management Compensation
Director Compensation
Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.
Employee, Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a case-by-case basis.
Shareholder Proposals regarding Executive and Director Pay
Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
Advisory Vote on Say on Pay Frequency
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.
Management Proposals Seeking Approval to Re-price Options
Votes on management proposals seeking to re-price options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for re-pricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a case-by-case basis.
Shareholder Proposals on Compensation
Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.
Securities on Loan
Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.
App.  C-4

Clients Who Vote Their Own Proxies
CRM clients may retain the authority to vote their own proxies in their discretion.
Conflicts and Potential Conflicts of Interest
CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.
Disclosure
CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.
Recordkeeping
CRM shall retain the following books and records in, as appropriate, electronic or hard copy form: (i) a copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission), (ii) a record of each vote cast on behalf of clients, (iii) internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations, (iv) copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client, and (v) with respect to votes cast for securities held in any registered investment company, records of CUSIP numbers.
Records for the CRM Mutual Fund Trust shall be recorded and maintained by the Trust.
The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM
II.	GRAHAM CAPITAL MANAGEMENT, L.P.
Proxy Voting Policy and Procedures
Graham has selected and retained ISS Governance Services to assist in the proxy voting process. The CCO manages Graham’s relationship with ISS. The CCO ensures that ISS votes all proxies according to Graham’s general guidance, and retains all required documentation associated with proxy voting.
Graham has approved a list of proxy voting guidelines that ISS generally follows when recommending how to vote on particular proxies. The following guidelines reflect ISS’ general approach on certain key proxy proposals; however, these guidelines represent only a small number of proposals and the guidelines are much broader in scope and more detailed.
•	Auditor Ratification. ISS generally recommends to vote FOR proposals to ratify auditors except where (i) the auditor has a financial interest or association with the company, (ii) there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position, (iii) poor accounting practices have been identified that rise to a serious level of concern or (iv) fees for non-audit services are excessive;
•	Board of Directors. ISS generally recommends to vote FOR director nominees except where (i) the board lacks accountability coupled with sustained poor performance relative to peers, (ii) the board demonstrates a lack of responsiveness (e.g., in responding to shareholder proposals, takeover offers, issues that resulted in one or more directors receiving more than 50% withhold/against votes, etc.), (iii) there are defects in the composition of the board (e.g., unacceptable attendance at board and committee meetings, directors serve on excessive number of boards of other companies, etc.), and (iv) the board lacks sufficient controls or features to ensure its independence;
App.  C-5

•	Capital Structure Changes. ISS generally recommends to vote (i) FOR proposals to increase the number of shares where the primary purpose is to issue shares in connection with a transaction on the same ballot, (ii) AGAINST proposals to increase the number of shares of a class with superior voting rights, (iii) AGAINST proposals to increase the number of shares if a vote for a reverse stock split is on the same ballot, and (iv) AGAINST proposals to create a new class of common stock, except under certain conditions;
•	Executive Compensation. ISS Generally recommends to vote (i) AGAINST advisory votes on executive compensation if there is a significant misalignment between CEO pay and company performance, the company maintains problematic pay practices or the board exhibits a significant level of poor communications and responsiveness to shareholders, (ii) AGAINST/WITHHOLD from the members of the compensation committee or full board as applicable where there is no management-say-on pay item on the ballot, and in other instances, and (iii) AGAINST an equity plan if there is a performance misalignment and the CEO’s pay is skewed towards non-performance based equity awards.
Portfolio Managers that wish to deviate from ISS’s proxy recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the employee and Graham are not conflicted in making the chosen voting decision.
Because Graham generally will vote proxies based upon the recommendations of ISS, there is little to no risk of a conflict of interest arising. However, in instances that might involve a conflict of interest between Graham and its Clients, such as where a portfolio manager wishes to deviate from ISS’s recommendation or such other instances as Graham may determine, the CCO, in conjunction with the compliance committee as appropriate, will review the relevant facts and determine whether or not a material conflict of interest may arise due to business, personal or family relationships of Graham, its owners, its employees or its affiliates, with persons having an interest in the outcome of the vote. If a material conflict exists, Graham will take steps to ensure that its voting decision is based on the best interests of the Client and is not a product of the conflict. Graham shall keep appropriate records demonstrating how such conflicts were resolved.
ISS will retain, on Graham’s behalf, the following information in connection with each proxy vote:
•	The Issuer’s name;
•	The security ticker symbol or CUSIP, as applicable;
•	The shareholder meeting date;
•	The number of shares that Graham voted;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the Issuer or a security holder;
•	Whether Graham cast a vote;
•	How Graham cast its vote (for the proposal, against the proposal, or abstain); and
•	Whether Graham cast its vote with or against management.
With respect to each registered investment company for which Graham provides discretionary subadvisory services, Graham will provide each fund with a copy of Graham’s proxy voting policy. In addition, when requested, Graham will provide such funds with information concerning Graham’s proxy voting policy and voting results as required to enable such funds to file periodic proxy voting reports.
App.  C-6